Exhibit 10.6
[Certain portions of this document have been
omitted in the publicly filed version of this
document pursuant to the Registrant’s request
for confidential treatment and filed separately
with the Securities and Exchange Commission.
Omitted confidential information is indicated
in brackets in this Exhibit.]
Execution Version
U.S. $400,000,000
CREDIT AGREEMENT
Dated as of October 1, 2010
among
QUICKSILVER GAS SERVICES LP,
as Borrower,
THE LENDERS PARTY HERETO,
BNP PARIBAS,
as Administrative Agent and Collateral Agent,
BANC OF AMERICA SECURITIES LLC,
BNP PARIBAS SECURITIES CORP.,
and
RBC CAPITAL MARKETS CORPORATION,
as Joint Lead Arrangers and Joint Bookrunners,
BANK OF AMERICA, N.A.,
and
ROYAL BANK OF CANADA,
as Syndication Agents,
and
UBS SECURITIES LLC,
and
THE ROYAL BANK OF SCOTLAND PLC
as Co-Documentation Agents.

i

Exhibits and Schedules

Exhibit A	Form of Assignment and Acceptance
Exhibit B	Form of Prepayment Notice
Exhibit C-1	Form of Borrowing Request
Exhibit C-2	Form of Swingline Borrowing Request
Exhibit D	Form of Interest Election Request
Exhibit E	Form of Collateral Agreement
Exhibit F	Form of Solvency Certificate
Exhibit G-1	Form of Revolving Note
Exhibit G-2	Form of Incremental Term Loan Note
Exhibit H	Form of Compliance Certificate
Exhibit I	Form of Administrative Questionnaire
Exhibit J	Form of Omnibus Agreement

Schedule 2.01	Commitments
Schedule 3.04	Governmental Approvals
Schedule 3.07(e)	Condemnation Proceedings
Schedule 3.07(g)	Subsidiaries
Schedule 3.07(h)	Subscriptions
Schedule 3.08(a)	Litigation
Schedule 3.12	Taxes
Schedule 3.15	Environmental Matters
Schedule 3.17	Real Property
Schedule 3.20	Insurance
Schedule 6.01	Indebtedness
Schedule 6.02(a)	Liens
Schedule 6.04	Investments
Schedule 6.07	Transactions with Affiliates

     CREDIT AGREEMENT dated as of October 1, 2010 (as amended, amended and restated, supplemented or otherwise modified, this “Agreement”), among QUICKSILVER GAS SERVICES LP, a limited partnership organized under the laws of Delaware (the “Borrower”), the LENDERS party hereto from time to time, BNP PARIBAS (“BNP”), as administrative agent (in such capacity, together with any successor administrative agent appointed pursuant to the provisions of Article VIII, the “Administrative Agent”), BNP, as collateral agent (in such capacity, together with any successor collateral agent appointed pursuant to the provisions of Article VIII, the “Collateral Agent”), BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as syndication agents (in such capacity, the “Syndication Agents”), BANC OF AMERICA SECURITIES LLC, BNP PARIBAS SECURITIES CORP., and RBC CAPITAL MARKETS CORPORATION, as joint lead arrangers and joint bookrunners (in such capacity, the “Joint Lead Arrangers”), and UBS SECURITIES LLC and THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents (in such capacity, the “Co-Documentation Agents”).
W I T N E S S E T H :
     WHEREAS, an Affiliate (with such term and each other capitalized term used but not defined in this preamble having the meaning assigned thereto in Article I) of a fund managed by FRC Founders Corporation (formerly known as First Reserve Corporation) (“FRC”) and Crestwood Midstream Partners, N.A. (“Crestwood”; together with FRC, the “Sponsors”) have formed Crestwood Holdings LLC (“HoldCo”);
     WHEREAS, pursuant to that certain Purchase Agreement dated as of July 22, 2010 (the “Acquisition Agreement”) between HoldCo and Quicksilver Resources, Inc. (the “Seller”), Cowtown Gas Processing L.P. and Cowtown Pipeline L.P., HoldCo agreed to acquire (the “Acquisition”), directly or indirectly, all of the issued and outstanding Equity Interests of Quicksilver Gas Services Holdings LLC (“Holdings”);
     WHEREAS, Quicksilver Gas Services GP LLC (the “General Partner”) is a direct subsidiary of Holdings and the Borrower is a direct subsidiary of Holdings and the General Partner;
     WHEREAS, in connection with the consummation of the Acquisition, the Sponsors will (a) make a cash common equity contribution to HoldCo (the “Equity Financing”), such that the Equity Financing is not less than 40% of the total pro forma capitalization of HoldCo after giving effect to the Acquisition and related Transactions and (b) contribute additional cash common equity to HoldCo in an amount equal to the Initial Interest Payment Amount as defined in the HoldCo Credit Agreement;
     WHEREAS, pursuant to that certain Credit Agreement, dated as of August 10, 2007, among the Borrower, as borrower, the lenders party thereto (the “Existing Lenders”), Bank of America, N.A., as administrative agent, BNP, as syndication agent, and JPMorgan Chase Bank, N.A., The Royal Bank of Scotland PLC and Fortis Capital Corp., as co-documentation agents, (the “Existing Credit Agreement”), the Existing Lenders extended loans and other credit to the Borrower;
     WHEREAS, in connection with consummation of the Acquisition, the Borrower will (x) use the proceeds of the Revolving Facility Loans, in part, to repay in full all of the outstanding loans and other amounts, if any, owing under the Existing Credit Agreement and (y) terminate the Existing Credit Agreement and all commitments thereunder (the transactions in clauses (x) and (y) collectively, the “Closing Date Refinancing”); and
     WHEREAS, the Borrower has requested that the Lenders extend credit in the form of Revolving Facility Loans and Revolving Letters of Credit at any time and from time to time prior to the Revolving Facility Maturity Date, in an aggregate principal amount at any time outstanding not in excess of U.S.$400.0 million.
     NOW, THEREFORE, the Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
          Section 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:
          “ABR Borrowing” shall mean a Borrowing comprised of ABR Loans.
          “ABR Loan” shall mean any Loan (including any Swingline Loan) bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.
          “Acquisition ” shall have the meaning assigned to such term in the second recital hereto.
          “Acquisition Agreement ” shall have the meaning assigned to such term in the second recital hereto.

          “Acquisition Documents ” shall mean the collective reference to the Acquisition Agreement, and all exhibits and schedules thereto, including such documents as executed.
          “Acquisition Period” shall mean a period elected by the Borrower, such election to be exercised by the Borrower delivering written notice thereof to the Administrative Agent (who shall thereafter promptly notify the Lenders), commencing with the funding date of the purchase price for any Material Acquisition permitted under Section 6.05 hereunder and ending on the earlier of (a) the date that is 270 days after such funding date, and (b) the Borrower’s election to terminate such Acquisition Period, such election to be exercised by the Borrower delivering notice thereof to the Administrative Agent (who shall thereafter promptly notify the Lenders); provided, that, (i) once any Acquisition Period is in effect, the next Acquisition Period may not commence until the termination of such Acquisition Period then in effect and (ii) after giving effect to the termination of such Acquisition Period in effect, the Borrower shall be in compliance with the applicable provisions of Sections 6.10, and 6.11 and no Default shall have occurred and be continuing.
          “Additional Term Loan Tranche” shall have the meaning assigned to such term in Section 2.20.
          “Additional Real Property” shall have the meaning assigned to such term in the definition of “Collateral and Guarantee Requirement.”
          “Adjusted Eurodollar Rate” shall mean for any Interest Period with respect to any Eurodollar Loan, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1.00%) equal to (a) the Eurodollar Rate for such Interest Period multiplied by (b) the Statutory Reserves.
          “Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.
          “Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.12(d).
          “Administrative Questionnaire” shall mean an Administrative Questionnaire in substantially the form of Exhibit I or any other form approved by the Administrative Agent.
          “Affiliate ” shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
          “Agent Default Period” shall mean, with respect to any Agent, any time when such Agent is a Defaulting Lender and is not performing its role as such Agent hereunder and under the other Loan Documents.
          “Agent Parties” shall have the meaning assigned to such term in Section 9.17(c).
          “Agents” shall mean the Administrative Agent and the Collateral Agent.
          “Agreed Security Principles” shall mean any grant of a Lien or provision of a guarantee by any Person that could:
     (a) result in costs (tax, administrative or otherwise) to such Person that are materially disproportionate to the benefit obtained by the beneficiaries of such Lien and/or guarantee;
     (b) result in a Lien being granted over assets of such Person, the acquisition of which was financed from a subsidy or payments, which financing is permitted by this Agreement, and the terms of which prohibit any assets acquired with such subsidy or payment being used as collateral;
     (c) include any lease, license, contract or agreement to which such Person is a party, and any of its rights or interest thereunder, if and to the extent that a security interest is prohibited by or in violation of a term, provision or condition of any such lease, license, contract or agreement (unless such term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the U.S. Bankruptcy Code) or principles of equity); provided however that Agreed Security Principles shall not prohibit the grant of a Lien or a provision of a guarantee at such time as the contractual prohibition shall no longer be applicable and, to the extent severable, which Lien shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions specified above; provided further that the Agreed Securities Principles shall not exclude any “proceeds” (as defined in the UCC) of any such lease, license, contract or agreement;
     (d) result in the contravention of applicable law, unless such applicable law would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions); provided however that Agreed Security Principles shall not prohibit the grant of a Lien or a provision of a guarantee at such time as the legal prohibition shall no longer be applicable and to the extent severable (which Lien shall attach immediately to any portion not subject to the prohibitions specified above); or

     (e) result in a breach of a material agreement existing on the Closing Date and binding on such Person that may not be amended, supplemented, waived, restated or otherwise modified using commercially reasonable efforts to avoid such breach; provided that this clause (e) shall only apply to the granting of Liens and not to the provision of any guarantee.
          “Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.
          “Alternate Base Rate” shall mean the greatest of (i) the rate of interest per annum determined by the Administrative Agent from time to time as its prime commercial lending rate for U.S. Dollar loans in the United States for such day (the “Prime Rate”), (ii) the Federal Funds Effective Rate plus 0.50% per annum, and (iii) the Adjusted Eurodollar Rate as of such date for a one-month Interest Period plus 1.00% per annum. The Prime Rate is not necessarily the lowest rate that the Administrative Agent is charging to any corporate customer. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Eurodollar Rate shall be effective from and including the date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Eurodollar Rate, respectively.
          “Applicable Margin” shall mean for any day (a) for any Incremental Term Loan, the applicable margin per annum set forth in the joinder agreement with respect thereto, (b) for the Revolving Facility Loans, (i) prior to the Trigger Date, (x) with respect to any Eurodollar Loan, 2.75% per annum and (y) with respect to any ABR Loan, 1.75% per annum and (ii) on and after the Trigger Date, the applicable margin per annum set forth below under the caption “Revolving Facility Loans ABR Loan Spread” and “Revolving Facility Loans Eurodollar Loan Spread”, as applicable, based upon the Leverage Ratio as of the last date of the most recent fiscal quarter of the Borrower and (c) for Swingline Loans, prior to the Trigger Date, 1.75% per annum, and on or after the Trigger Date, the applicable margin per annum set forth below under the caption “Swingline Loans ABR Loan Spread”:

	Revolving Facility Loans
	ABR Loan Spread /
	Swingline Loans ABR	Revolving Facility Loans
Leverage Ratio:	Loan Spread	Eurodollar Loan Spread
Category 1: Greater than 4.50 to 1.00	2.50%	3.50%
Category 2: Less than or equal to 4.50 to 1.00 but greater than 4.00 to 1.00	2.25%	3.25%
Category 3: Less than or equal to 4.00 to 1.00 but greater than 3.50 to 1.00	2.00%	3.00%
Category 4: Less than or equal to 3.50 to 1.00 but greater than 3.00 to 1.00	1.75%	2.75%
Category 5: Less than or equal to 3.00 to 1.00	1.50%	2.50%
          For purposes of the foregoing, (1) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower’s fiscal year based upon the consolidated financial information of the Borrower and its Subsidiaries delivered pursuant to Section 5.04(a) or (b) and (2) each change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective on the first Business Day after the date of delivery to the Administrative Agent of such consolidated financial information indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 1 at the option of the Administrative Agent or the Required Lenders, at any time during which the Borrower fails to deliver the consolidated financial information when required to be delivered pursuant to Section 5.04(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial information is delivered.
          Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined that the computation of the Leverage Ratio set forth in a certificate of the General Partner or a Financial Officer of the Borrower delivered to the Administrative Agent is inaccurate for any reason and the result thereof is that the Lenders received interest or fees for any period based on an Applicable Margin that is less than that which would have been applicable had the Leverage Ratio been accurately determined, then, for all purposes of this Agreement, the “Applicable Margin” for any day occurring within the period covered by such certificate of the General Partner or a Financial Officer of the Borrower shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Leverage Ratio for such period, and any shortfall in the interest or fees theretofor paid by the Borrower for the relevant period pursuant to Section 2.12 and Section 2.13 as a result of the miscalculation of the Leverage Ratio shall be deemed to be (and shall be) due and payable under the relevant provisions of Section 2.12 or Section 2.13, as applicable, at the time the interest or fees for such period were required to be paid pursuant to said Section (and shall remain due and payable until paid in full), in accordance with the terms of this Agreement); provided that, notwithstanding the foregoing, so long as an Event of Default described in Section 7.01(h) or (i) has not occurred with respect to the Borrower, such shortfall shall be due and payable five (5) Business Days following the determination described above.
          “Approved Fund” shall have the meaning assigned to such term in Section 9.04(b).

          “Asset Acquisition” shall mean any acquisition of all or substantially all of the assets of, or all of the Equity Interests (other than directors’ qualifying shares) in a Person or division or line of business of a Person in respect of which the aggregate consideration exceeds U.S. $5.0 million.
          “Asset Disposition” shall mean any sale, transfer or other disposition by the Borrower or any Subsidiary of the Borrower to any Person other than the Borrower or a Subsidiary of the Borrower to the extent otherwise permitted hereunder of any asset or group of related assets (other than inventory or other assets sold, transferred or otherwise disposed of in the ordinary course of business) in one or a series of related transactions, the Net Proceeds from which exceed U.S. $5.0 million.
          “Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent and the Borrower (if required pursuant to Section 9.04(b)), in substantially the form of Exhibit A or such other form as shall be approved by the Administrative Agent.
          “Availability Period” shall mean the period from the Closing Date to but excluding the earlier of the Revolving Facility Maturity Date and the date of termination of the Revolving Facility Commitments.
          “Available Cash” shall mean, for any period, “Available Cash” as defined in the Limited Partnership Agreement as in effect on the date of the Commitment Letter.
          “Available Unused Commitment” shall mean, with respect to a Revolving Facility Lender, at any time of determination, an amount equal to the amount by which (a) the Revolving Facility Commitment of such Revolving Facility Lender at such time exceeds (b) the Revolving Facility Credit Exposure of such Revolving Facility Lender at such time.
          “Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.
          “Borrower ” shall have the meaning assigned to such term in the introductory paragraph to this Agreement.
          “Borrower Materials” shall have the meaning assigned to such term in Section 9.17(b).
          “Borrowing ” shall mean a group of Loans of a single Type under a single Facility made on a single date to the Borrower and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.
          “Borrowing Minimum” shall mean (a) in the case of a Revolving Facility Borrowing comprised entirely of Eurodollar Loans, U.S.$500,000, (b) in the case of a Revolving Facility Borrowing comprised entirely of ABR Loans, U.S.$500,000 and (c) in the case of a Swingline Borrowing, U.S.$500,000.
          “Borrowing Multiple” shall mean (a) in the case of a Revolving Facility Borrowing comprised entirely of Eurodollar Loans, U.S.$500,000, (b) in the case of a Revolving Facility Borrowing comprised entirely of ABR Loans, U.S.$100,000 and (c) in the case of a Swingline Borrowing, U.S.$100,000.
          “Borrowing Request” shall mean a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C-1.
          “Business Day” shall mean any day of the year, other than a Saturday, Sunday or other day on which banks are required or authorized to close in New York, New York, and, where used in the context of Eurodollar Loans, is also a day on which dealings are carried on in the London interbank market.
          “Calculation Period” shall mean, as of any date of determination, the period of four consecutive fiscal quarters ending on such date or, if such date is not the last day of a fiscal quarter, ending on the last day of the fiscal quarter of the Borrower most recently ended prior to such date.
          “Capital Lease Obligations” of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for purposes hereof, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.
          “Cash Interest Expense” shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis for any period, Interest Expense for such period, less, for each of clauses (a), (b), (c) and (e) below, to the extent included in the calculation of such Interest Expense, the sum of (a) pay-in-kind Interest Expense or other noncash Interest Expense (including as a result of the effects of purchase accounting), (b) the amortization of any financing fees or breakage costs paid by, or on behalf of, the Borrower or any of its Subsidiaries, including such fees paid in connection with the Transactions or any amendments, waivers or other modifications of this Agreement, (c) the amortization of debt discounts, if any, or fees in respect of Swap Agreements, (d) cash interest income of the Borrower and its Subsidiaries for such period and (e) all non-recurring cash Interest Expense consisting of liquidated damages for failure to timely comply with registration rights obligations and financing fees, all as calculated on a consolidated basis in accordance with GAAP; provided that Cash Interest Expense shall exclude, without duplication of any exclusion set forth in clause (a), (b), (c), (d) or (e) above, annual agency fees paid to the Administrative Agent and/or the Collateral Agent and one-time financing fees or breakage costs paid in connection with the Transactions or any amendments, waivers or other modifications of this Agreement.
          “Cash Management Agreement” shall mean any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer, automated clearinghouse transfers of funds and other cash management arrangements.
          “Cash Management Bank” shall mean any Person that, at the time it enters into a Cash Management Agreement, is a Lender, an Agent, or a Joint Lead Arranger or an Affiliate of a Lender, an Agent or a Joint Lead Arranger, in its capacity as a party to such Cash Management Agreement.
          A “Change in Control” shall be deemed to occur upon the occurrence of any of the following: (a) a majority of the seats (other than vacant seats) on the board of directors of the General Partner shall at any time be occupied by Persons who were neither (i) appointed by Holdings or a Permitted Holder or (ii) appointed by such directors, (b) except as permitted by Section 6.05(b), the Borrower shall cease to own, directly or indirectly, 100% of the outstanding Equity Interests of each of the Cowtown Entities, (c) any Person or group (within the meaning of Rule 13d-5 of the Exchange Act as in effect on the Closing Date), other than any combination of the Permitted Holders (or a single Permitted Holder), shall own beneficially (within the meaning of Rule 13d-5 of the Exchange Act as in effect on the Closing Date), directly or indirectly, in the aggregate Equity Interests representing 35% or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower and any combination of the Permitted Holders (including a single Permitted Holder) own beneficially (as defined above), directly or indirectly, a smaller percentage of such ordinary voting power at such time than the Equity Interests owned by such other Person or group, (d) a “Change in Control” or similar event shall occur under any Permitted Junior Debt that is Material Indebtedness, (e) the Permitted Holders shall fail to own beneficially (within the meaning of Rule 13d-5 of the Exchange Act as in effect on the Closing Date), directly or indirectly, in the aggregate Equity Interests representing at least 51% of (i) the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the General Partner or (ii) the economic interest represented by the issued and outstanding Equity Interests of the General Partner, (f) at any time, (1) the Permitted Holders shall cease to directly or indirectly own and control, of record and beneficially a majority of the issued and outstanding general partner interests in the Borrower or (2) the General Partner shall cease to be the sole general partner of the Borrower.
          “Change in Law” shall mean (a) the adoption or implementation of any treaty, law, rule or regulation after the Closing Date, (b) any change in law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender or Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or Issuing Bank or by such Lender’s or Issuing Bank’s holding company, if any) with any written request, guideline or directive (whether or not having the force of law but if not having the force of law, then being one with which the relevant party would customarily comply) of any Governmental Authority made or issued after the Closing Date; provided, that notwithstanding anything herein to the contrary, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.
          “Charges” shall have the meaning assigned to such term in Section 9.09.
          “Closing Date” shall mean October 1, 2010, and “Closing” shall mean the making of the initial Loans on the Closing Date hereunder.
          “Closing Date Real Property” shall mean the Pipeline Systems, the Processing Plants and any Real Property owned by the Borrower or any other Loan Party on the Closing Date other than any leasehold interests.
          “Closing Date Refinancing” shall have the meaning assigned to such term in the sixth recital to this agreement.
          “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
          “Co-Documentation Agents” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.
          “Collateral ” shall mean all the “Collateral” as defined in any Security Document and shall also include the Mortgaged Properties.
          “Collateral Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

          “Collateral Agreement” shall mean the Guarantee and Collateral Agreement, as amended, supplemented or otherwise modified from time to time, substantially in the form of Exhibit E, among the Borrower, each Subsidiary Loan Party and the Collateral Agent, and any other guarantee and collateral agreement that may be executed after the Closing Date in favor of, and in form and substance acceptable to, the Collateral Agent.
          “Collateral and Guarantee Requirement” shall mean the requirement that:
     (a) on the Closing Date, the Collateral Agent shall have received from each Loan Party a counterpart of the Collateral Agreement, duly executed and delivered on behalf of such Loan Party;
     (b) on the Closing Date, the Collateral Agent shall be the beneficiary of a pledge of all the issued and outstanding Equity Interests of each Material Subsidiary of the Borrower (except, in each case, to the extent that a pledge of such Equity Interests is not permitted under Section 9.21) and the Collateral Agent shall have received all certificates or other instruments (if any) representing such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank, or shall have otherwise received a security interest over such Equity Interests satisfactory to the Collateral Agent;
     (c) in the case of any Person that becomes a Loan Party after the Closing Date, the Collateral Agent shall have received a supplement to the Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of such Loan Party;
     (d) with respect to any Equity Interests acquired by any Loan Party after the Closing Date, all such outstanding Equity Interests directly owned by a Loan Party or any Person that becomes a Subsidiary Loan Party after the Closing Date, shall have been pledged in accordance with the Collateral Agreement to the extent permitted under Section 9.21, and the Collateral Agent shall have received all certificates or other instruments (if any) representing such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank, or shall have otherwise received a security interest over such Equity Interests satisfactory to the Collateral Agent;
     (e)(i) all Indebtedness of the Borrower and each Subsidiary of the Borrower that is owing to any Loan Party shall have been pledged in accordance with the Collateral Agreement, (ii) all Indebtedness of the Borrower and each Subsidiary of the Borrower having an aggregate principal amount in excess of U.S.$5.0 million that is owing to any Loan Party shall be evidenced by a promissory note or an instrument and (iii) the Collateral Agent shall have, in respect of all such Indebtedness of the Borrower and each Subsidiary of the Borrower having an aggregate principal amount in excess of U.S.$5.0 million (other than intercompany current liabilities incurred in the ordinary course of business in connection with the cash management operations of the Borrower and its Subsidiaries), received originals of all such promissory notes or instruments, together with note powers or other instruments of transfer with respect thereto endorsed in blank;
     (f) all documents and instruments, required by law or reasonably requested by the Collateral Agent to be executed, filed, registered or recorded to create the Liens intended to be created by the Security Documents (in each case, including any supplements thereto) and perfect such Liens, including UCC financing statements, to the extent required by, and with the priority required by, the Security Documents or reasonably requested by the Collateral Agent, shall have been filed, registered or recorded or delivered to the Collateral Agent for filing, registration or recording concurrently with, or promptly following, the execution and delivery of each such Security Document;
     (g) each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents (or supplements thereto) to which it is a party and the granting by it of the Liens thereunder and the performance of its obligations thereunder;
     (h) the Collateral Agent shall receive from the applicable Loan Parties within 45 days following the Closing Date, with respect to each Closing Date Real Property, and in the case of (x) Material Real Property acquired after the Closing Date or (y) Real Property that becomes Material Real Property after the Closing Date and is required to be subject to a Mortgage pursuant to Section 5.10(b) (clauses (x) and (y), collectively, the “Additional Real Property”), in each case prior to the date required pursuant to Sections 5.10(b) and (c), the following documents and instruments that constitute Collateral:
     (i) a Mortgage duly authorized and executed, in form for recording in the recording office of each jurisdiction where such Closing Date Real Property or Additional Real Property to be encumbered thereby is situated, in favor of the Collateral Agent, for its benefit and the benefit of the Secured Parties, together with such other instruments as shall be necessary or appropriate (in the reasonable judgment of the Collateral Agent) to create a Lien under applicable law, all of which shall be in form and substance reasonably satisfactory to Collateral Agent, which Mortgage and other instruments shall be effective to create and/or maintain a first priority Lien on such Closing Date Real Property or Additional Real Property, as the case may be, subject to no Liens other than Prior Liens and Permitted Encumbrances applicable to such Closing Date Real Property or such Additional Real Property, as the case may be;
     (ii) policies or certificates of insurance of the type required by Section 5.02 (to the extent customary and obtainable after the use of commercially reasonable efforts);

     (iii) evidence of flood insurance required by Section 5.02, in form and substance reasonably satisfactory to Administrative Agent, it being understood that in any event the items required pursuant to this Clause (vii) shall be required to be delivered prior to or on the day on which Mortgages are delivered pursuant to clause (i) above with respect to each Mortgaged Property; and
     (iv) all such other items as shall be reasonably necessary in the opinion of counsel to the Lenders to create a valid and perfected first priority mortgage Lien on such Closing Date Real Property or such Additional Real Property, subject only to Permitted Encumbrances and Prior Liens. Without limiting the generality of the foregoing, the Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders, and each Issuing Bank, opinions of local counsel for the Loan Parties in states in which the Mortgaged Properties are located, with respect to the enforceability and validity of the Mortgages and any related fixture filings in form and substance reasonably satisfactory to the Administrative Agent; and
     (i) with respect to each of the items identified in this definition of “Collateral and Guarantee Requirement” that are required to be delivered on a date after the Closing Date, the Administrative Agent, in each case, may (in its sole discretion) extend such date on two separate occasions by up to 30 days on each such occasion.
          Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary, (a) Liens required to be granted from time to time pursuant to the term “Collateral and Guarantee Requirement” (i) shall be subject to exceptions and limitations set forth in the Security Documents and (ii) shall not contravene the Agreed Security Principles or Section 9.21, (b) in no event shall control agreements or other control or similar arrangements be required with respect to deposit accounts or securities accounts and (c) in no event shall the Collateral include any Excluded Assets.
          “Commitment Fee” shall have the meaning assigned to such term in Section 2.12(a).
          “Commitment Letter” shall mean that certain Commitment Letter dated July 22, 2010, by and among Crestwood Holdings LLC (formerly known as First Reserve Crestwood Holdings LLC), Bank of America N.A., Banc of America Securities LLC, BNP Paribas, BNP Paribas Securities Corp. and Royal Bank of Canada.
          “Commitments” shall mean (a) with respect to any Lender, such Lender’s Revolving Facility Commitment and Incremental Commitment, (b) with respect to any Lender that is a Swingline Lender, its Swingline Commitment, and (c) with respect to any Issuing Bank, its Revolving L/C Commitment.
          “Communications ” shall have the meaning assigned to such term in Section 9.17.
          “Consolidated Debt” at any date shall mean (without duplication) all Indebtedness consisting of Capital Lease Obligations, Indebtedness for borrowed money (other than letters of credit and performance bonds to the extent undrawn) and Indebtedness in respect of the deferred purchase price of property or services of the Borrower and its Subsidiaries determined on a consolidated basis on such date.
          “Consolidated First Lien Net Debt” at any date shall mean, Consolidated Net Debt on such date minus, to the extent included therein, (a) all Indebtedness under any Permitted Junior Indebtedness (or any refinancing thereof permitted hereunder) or any other unsecured indebtedness of the Borrower and its Subsidiaries and (b) any Indebtedness of the Borrower and its Subsidiaries that is secured by Liens expressly subordinated to the Liens securing the Obligations.
          “Consolidated Net Debt” at any date shall mean Consolidated Debt of the Borrower and its Subsidiaries on such date minus cash and Permitted Investments of the Borrower and its Subsidiaries that are Loan Parties on such date in an amount not to exceed U.S. $5.0 million, to the extent the same (w) is not being held as cash collateral (other than as Collateral for the Facilities), (x) does not constitute escrowed funds for any purpose, (y) does not represent a minimum balance requirement and (z) is not subject to other restrictions on withdrawal.
          “Consolidated Net Income” shall mean, for any period, the aggregate of the Net Income of the Borrower and its Subsidiaries for such period determined on a consolidated basis; provided, however, that
     (a) any net after-tax extraordinary, unusual or nonrecurring gains or losses (less all fees and expenses related thereto) or income or expenses or charges (including, without limitation, any pension expense, casualty losses, severance expenses, facility closure expenses, system establishment costs, mobilization expenses that are not reimbursed in an amount not to exceed U.S.$5.0 million and other restructuring expenses, benefit plan curtailment expenses, bankruptcy reorganization claims, settlement and related expenses and fees, expenses or charges related to any offering of Equity Interests of the Borrower or any of its Subsidiaries, any Investment, acquisition or Indebtedness permitted to be incurred hereunder (in each case, whether or not successful), including all fees, expenses, charges and change of control payments related to the Transaction), in each case, shall be excluded; provided that, with respect to each nonrecurring item, the Borrower shall have delivered to the Administrative Agent an officers’ or General Partner’s certificate specifying and quantifying such item and stating that such item is a nonrecurring item,

     (b) any net after-tax income or loss from discontinued operations and any net after-tax gain or loss on disposal of discontinued operations shall be excluded,
     (c) any net after-tax gain or loss (including the effect of all fees and expenses or charges relating thereto) attributable to business dispositions or asset dispositions other than in the ordinary course of business (as determined in good faith by the Board of Directors of the Borrower) shall be excluded,
     (d) any net after-tax income or loss (including the effect of all fees and expenses or charges relating thereto) attributable to the refinancing, modification of or early extinguishment of indebtedness (including any net after-tax income or loss attributable to the repayment of the Existing Credit Facilities and obligations under Swap Agreements) shall be excluded,
     (e) the Net Income for such period of any Person that is not a Subsidiary of the Borrower, or that is accounted for by the equity method of accounting, shall be included only to the extent of the amount of dividends or distributions or other payments paid in cash (or to the extent converted into cash) to the Borrower or a Subsidiary thereof in respect of such period and,
     (f) the Net Income for such period of any Subsidiary (that is not a Loan Party) of the Borrower shall be excluded to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of its Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its organizational documents or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Subsidiary or its stockholders or members, unless such restriction with respect to the payment of dividends or in similar distributions has been legally waived or complied with (provided that the net loss of any such Subsidiary shall be included to the extent funds are disbursed by such Person or any other Subsidiary of such Person in respect of such loss and that Net Income of such Person shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) by such Subsidiary to the Borrower or one of its other Subsidiaries in respect of such period to the extent not already included therein),
     (g) Consolidated Net Income for such period shall not include the cumulative effect of a change in accounting principles during such period,
     (h) any non-cash charges from the application of the purchase method of accounting in connection with the Transactions or any future acquisition, to the extent such charges are deducted in computing such Consolidated Net Income, shall be excluded,
     (i) accruals and reserves that are established within twelve months after the Closing Date and that are so required to be established in accordance with GAAP shall be excluded,
     (j) any non-cash expenses (including, without limitation, write-downs and impairment of property, plant, equipment, goodwill and intangibles and other long-lived assets), any non-cash gains or losses on interest rate and foreign currency derivatives and any foreign currency transaction gains or losses and any foreign currency exchange translation gains or losses that arise on consolidation of integrated operations shall be excluded, and
     (k) (i) any long-term incentive plan accruals and any non-cash compensation expense realized from grants of stock or unit appreciation or similar rights, stock or unit options, any restricted stock or unit plan or other rights to officers, directors, and employees of the Borrower or any of its Subsidiaries shall be excluded and (ii) any long-term incentive plan accruals and non-cash compensation expenses directly attributable to services rendered on behalf of, and directly or indirectly paid for by, the Loan Parties, realized from grants of stock or unit appreciation or similar rights, stock or unit options, any restricted stock or unit plan or other rights to any employees of a Parent Company, shall be excluded.
          “Consolidated Total Assets” shall mean, as of any date, the total assets of the Borrower and its consolidated Subsidiaries, determined in accordance with GAAP, in each case as set forth on the consolidated balance sheet of the Borrower as of such date.
          “Control ” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and “Controlling” and “Controlled” shall have meanings correlative thereto.
          “Cowtown Entities” shall mean each of Cowtown Gas and Cowtown Pipeline.
          “Cowtown Gas” shall mean Cowtown Gas Processing Partners L.P., a Texas limited partnership.
          “Cowtown Pipeline” shall mean Cowtown Pipeline Partners L.P., a Texas limited partnership.
          “Credit Event” shall have the meaning assigned to such term in Article IV.
          “deeds” shall have the meaning assigned to such term in Section 3.17(c).
          “Default ” shall mean any event or condition that upon notice, lapse of time or both would constitute an Event of Default.

          “Defaulting Lender” shall mean any Lender that (a) has failed to perform any of its funding obligations under this Agreement, including with respect to Loans and participations in Letters of Credit or Swingline Loans within three Business Days of the date when due, unless the subject of a good faith dispute, (b) has notified the Borrower or the Administrative Agent that it does not intend to comply with its funding obligations under this Agreement or has made a public statement to such effect with respect to its funding obligations under this Agreement (and such notice or public statement has not been withdrawn), unless the subject of a good faith dispute, (c) has failed, within three Business Days after request by the Administrative Agent (whether acting on its own behalf or at the reasonable request of the Borrower (it being understood that the Administrative Agent shall comply with any such reasonable request)), to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations, unless the subject of a good faith dispute, (d) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute or subsequently cured, or (e) has, or has a direct or indirect parent company that has, become the subject of a proceeding under any bankruptcy or insolvency laws, or has had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided, that a Lender shall not become a Defaulting Lender solely as the result of the acquisition or maintenance of an ownership interest in such Lender or its direct or indirect parent company or the exercise of control over a Lender or its direct or indirect parent company by a Governmental Authority or an instrumentality thereof.
          “Domestic Subsidiary” shall mean each Subsidiary that is not a Foreign Subsidiary.
          “EBITDA” shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis for any period, the Consolidated Net Income of the Borrower and its Subsidiaries for such period plus (a) the sum of (in each case without duplication and to the extent the respective amounts described in subclauses (i) through (xii) of this clause (a) reduced such Consolidated Net Income for the respective period for which EBITDA is being determined (but excluding any non-cash item to the extent it represents an accrual or reserve for a potential cash charge in any future period or amortization of a prepaid cash item that was paid in a prior period)):
     (i) provision for Taxes based on income, profits, losses or capital of the Borrower and its Subsidiaries for such period (adjusted for the tax effect of all adjustments made to Consolidated Net Income),
     (ii) Interest Expense of the Borrower and its Subsidiaries that are Loan Parties for such period (net of interest income of the Borrower and such Subsidiaries for such period) and to the extent not reflected in Interest Expense, costs of surety bonds in connection with financing activities,
     (iii) depreciation, amortization (including, without limitation, amortization of intangibles and deferred financing fees) and other non-cash expenses (including, without limitation write-downs and impairment of property, plant, equipment, goodwill and intangibles and other long-lived assets and the impact of purchase accounting on the Borrower and its Subsidiaries for such period),
     (iv) the amount of any restructuring charges (which, for the avoidance of doubt, shall include retention, severance, systems establishment cost or excess pension, other post-employment benefits, curtailment or other excess charges); provided that with respect to each such restructuring charge, the Borrower shall have delivered to the Administrative Agent an officers’ or General Partner’s certificate specifying and quantifying such expense or charge and stating that such expense or charge is a restructuring charge,
     (v) any other non-cash charges,
     (vi) equity earnings or losses in Affiliates unless funds have been disbursed to such Affiliates by the Borrower or any Subsidiary of the Borrower,
     (vii) other non-operating expenses,
     (viii) the minority interest expense consisting of subsidiary income attributable to minority equity interests of third parties in any Subsidiary of the Borrower that is not a Subsidiary Loan Party in such period or any prior period, except to the extent of dividends declared or paid on Equity Interests held by third parties,
     (ix) costs of reporting and compliance requirements pursuant to the Sarbanes-Oxley Act of 2002 and under similar legislation of any other jurisdiction;
     (x) accretion of asset retirement obligations in accordance with SFAS No. 143, Accounting for Asset Retirement Obligations and under similar requirements for any other jurisdiction;
     (xi) extraordinary losses and unusual or non-recurring cash charges, severance, relocation costs and curtailments or modifications to pension and post-retirement employee benefit plans, and

     (xii) restructuring costs related to (A) acquisitions after the date hereof permitted under the terms hereof and (B) closure or consolidation of facilities;
minus (b) to the extent such amounts increased such Consolidated Net Income for the respective period for which EBITDA is being determined, non-cash items increasing Consolidated Net Income of the Borrower and its Subsidiaries for such period (but excluding any such items which represent the reversal in such period of any accrual of, or cash reserve for, anticipated cash charges in any prior period where such accrual or reserve is no longer required).
          “Environment ” shall mean ambient and indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata or sediment, natural resources such as flora and fauna or as otherwise similarly defined in any Environmental Law.
          “Environmental Claim” shall mean any and all actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, notices of liability or potential liability, investigations, proceedings, consent orders or consent agreements relating in any way to any actual or alleged violation of Environmental Law or any Release or threatened Release of, or exposure to, Hazardous Material.
          “Environmental Event” shall have the meaning assigned to such term in Section 7.01(m).
          “Environmental Law” shall mean, collectively, all federal, state, provincial, local or foreign laws, including common law, ordinances, regulations, rules, codes, orders, judgments or other requirements or rules of law that relate to (a) the prevention, abatement or elimination of pollution, or the protection of the Environment, natural resources or human health, or natural resource damages, and (b) the use, generation, handling, treatment, storage, disposal, Release, transportation or regulation of, or exposure to, Hazardous Materials, including the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §§ 9601 et seq., the Endangered Species Act, 16 U.S.C. §§ 1531 et seq., the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq., the Clean Air Act, 42 U.S.C. §§ 7401 et seq., the Clean Water Act, 33 U.S.C. §§ 1251 et seq., the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq., the National Environmental Policy Act, 42 U.S.C. §§ 4321 et seq., and the Emergency Planning and Community Right to Know Act, 42 U.S.C. §§ 11001 et seq., each as amended, and their foreign, state, provincial or local counterparts or equivalents.
          “Equity Financing” shall have the meaning assigned to such term in the fourth recital hereto.
          “Equity Interests” of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, any limited or general partnership interest, any limited liability company membership interest and any unlimited liability company membership interests.
          “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, the regulations promulgated thereunder and any successor thereto.
          “ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the Borrower or any Subsidiary of the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.
          “ERISA Event” shall mean: (a) a Reportable Event; (b) the failure to meet the minimum funding standard of Sections 412 or 430 of the Code or Sections 302 or 303 of ERISA with respect to any Plan (whether or not waived in accordance with Section 412(c) of the Code or Section 302(c) of ERISA) or the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Plan or the failure to make any required contribution to a Multiemployer Plan; (c) a determination that any Plan is, or is expected to be, in “at risk” status (as defined in Section 430 of the Code or Section 303 of ERISA); (d) the incurrence by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA; (e) the receipt by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan, or to appoint a trustee to administer any Plan under Section 4042 of ERISA, or the occurrence of any event or condition which could be reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (f) a determination that any Multiemployer Plan is, or is expected to be, in “critical” or “endangered” status under Section 432 of the Code or Section 305 of ERISA; (g) the incurrence by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (h) the receipt by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower, a Subsidiary of the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; or (i) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could reasonably be expected to result in liability to the Borrower or a Subsidiary of the Borrower.

          “Eurodollar Borrowing” shall mean a Borrowing comprised of Eurodollar Loans.
          “Eurodollar Loan” shall mean any Eurodollar Term Loan or Eurodollar Revolving Loan.
          “Eurodollar Rate” shall mean for any Interest Period with respect to any Eurodollar Loan:
     (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Reuters LIBOR 01 screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in U.S. Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period (or, in the case of clause (iii) of the definition of Alternate Base Rate, approximately 11:00 a.m. (London time) on the date referenced in such clause (iii)); or
     (b) if the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in U.S. Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period (or, in the case of clause (iii) of the definition of Alternate Base Rate, approximately 11:00 a.m. (London time) on the date referenced in such clause (iii)); or
     (c) if the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in U.S. Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Borrowing being made, continued or converted and with a term equivalent to such Interest Period would be offered by the Administrative Agent’s London branch to major banks in the offshore U.S. Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period (or, in the case of clause (iii) of the definition of Alternate Base Rate, approximately 11:00 a.m. (London time) on the date referenced in such clause (iii)).
          “Eurodollar Revolving Facility Borrowing” shall mean a Borrowing comprised of Eurodollar Revolving Loans.
          “Eurodollar Revolving Loan” shall mean any Revolving Facility Loan bearing interest at a rate determined by reference to the Adjusted Eurodollar Rate in accordance with the provisions of Article II.
          “Eurodollar Term Loan” shall mean any Incremental Term Loan bearing interest at a rate determined by reference to the Adjusted Eurodollar Rate in accordance with the provisions of Article II.
          “Event of Default” shall have the meaning assigned to such term in Section 7.01.
          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
          “Excluded Assets” shall mean (a) Equity Interests in any Person (other than any Wholly-Owned Subsidiaries or the Cowtown Entities) to the extent not permitted by the terms of such Person’s organizational or joint venture documents, in each case solely to the extent that the applicable Loan Parties have previously used commercially reasonable efforts to obtain any required consents to eliminate or have waived any such restrictions contained in such organizational or joint venture documents, (b) Equity Interests constituting an amount greater than 65% of the voting Equity Interests of any Foreign Subsidiary or any Domestic Subsidiary substantially all of which Subsidiary’s assets consist of the Equity Interest in “controlled foreign corporations” under Section 957 of the Code, (c) Equity Interests or other assets that are held directly by a Foreign Subsidiary and (d) any “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an “Amendment to Allege Use” or a “Statement of Use” under Section 1(c) or Section 1(d) of the Lanham Act has been filed, solely to the extent that such a grant of a security interest therein prior to such filing would impair the validity or enforceability of any registration that issues from such “intent-to-use” application.
          “Excluded Indebtedness” shall mean all Indebtedness permitted to be incurred under Section 6.01.
          “Excluded Taxes” shall mean, with respect to any Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder, (a) income, franchise and similar taxes, in each case imposed on (or measured by) net income, net profits or capital by the United States of America (or any State or other subdivision thereof) or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or any jurisdiction in which such recipient has a present or former connection (other than any such connection arising solely from the Loan Documents and the transactions herein) or, in the case of any Lender or Issuing Bank, in which its applicable lending office is located, (b) any branch profits tax or any similar tax that is imposed by any jurisdiction described in clause (a) above, (c) other than in the case of an assignee pursuant to a request by a Loan Party under Section 2.19(b), (i) any federal withholding tax imposed by the United

States or (ii) a withholding tax imposed by the jurisdiction under the laws of which such Lender is organized or in which its principal office or applicable lending office (or other place of business) is located, in the case of each of clauses (i) and (ii), that is in effect and that would apply to amounts payable hereunder to such Agent, Lender, Issuing Bank or other recipient at the time such Agent, Lender, Issuing Bank or other recipient becomes a party to any Loan Document (or designates a new lending office), except to the extent that such Lender or Issuing Bank or other recipient (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts with respect to such withholding tax pursuant to Section 2.17(a) or Section 2.17(c), (d) any withholding taxes attributable to such Lender’s or such other recipient’s failure (other than as a result of a Change in Law) to comply with Section 2.17(e), and (e) any tax imposed by reason of Section 1471 through 1474 of the Code and regulations and official interpretations promulgated thereunder (other than as a result of a Change in Law).
          “Existing Credit Agreement” shall have the meaning assigned to such term in the fifth recital to this Agreement.
          “Existing Credit Facilities” shall mean the credit facilities made available to the Borrower or any of its Subsidiaries pursuant to the Existing Credit Agreement.
          “Facilities” shall mean the respective facility and commitments utilized in making Loans and credit extensions hereunder, it being understood that as of the date of this Agreement there is one Facility, i.e., the Revolving Loan Facility
          “Federal Funds Effective Rate” shall mean, for any day, the weighted average (rounded upward, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average (rounded upward, if necessary, to the next 1/100 of 1%) of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.
          “Fee Letter” shall mean that certain Fee Letter dated July 22, 2010, by and among Crestwood Holdings LLC (formerly known as First Reserve Crestwood Holdings LLC), Bank of America N.A., Banc of America Securities LLC, BNP Paribas, BNP Paribas Securities Corp. and Royal Bank of Canada.
          “Fees” shall mean the Commitment Fees, the Revolving L/C Participation Fees, the Issuing Bank Fees, the Administrative Agent Fees and any other fees payable under the Fee Letter.
          “FERC” shall mean the Federal Energy Regulatory Commission, and any successor agency thereto.
          “Finance Co” shall mean a direct, Wholly-Owned Subsidiary of the Borrower incorporated to become or otherwise serving as a co-issuer or co-borrower of Permitted Junior Indebtedness permitted by this Agreement, which Subsidiary meets the following conditions at all times: (a) the provisions of Section 5.10 have been complied with in respect of such Subsidiary, and such Subsidiary is a Subsidiary Loan Party, (b) such Subsidiary shall be a corporation and (c) such Subsidiary has not (i) incurred, directly or indirectly any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness that it was formed to co-issue or co-borrow and for which it serves as co-issuer or co-borrower, (ii) engaged in any business, activity or transaction, or owned any property, assets or Equity Interests other than (A) performing its obligations and activities incidental to the co-issuance or co-borrowing of the Indebtedness that it was formed to co-issue or co-borrower and (B) other activities incidental to the maintenance of its existence, including legal, Tax and accounting administration, (iii) consolidated with or merged with or into any Person, or (iv) failed to hold itself out to the public as a legal entity separate and distinct from all other Persons.
          “Financial Officer” of any Person shall mean the Chief Financial Officer, principal accounting officer, Treasurer, Assistant Treasurer or Controller of such Person.
          “Financial Performance Covenants” shall mean the covenants of the Borrower set forth in Sections 6.10 and 6.11.
          “First Lien Leverage Ratio” shall mean, on any date, the ratio of (a) Consolidated First Lien Net Debt as of such date to (b) EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date, all determined on a consolidated basis in accordance with GAAP; provided that, to the extent any Asset Disposition or any Asset Acquisition (or any similar transaction or transactions that require a waiver or a consent of the Required Lenders pursuant to Section 6.04 or Section 6.05) or incurrence or repayment of Indebtedness (excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes) has occurred during the relevant Test Period, the First Lien Leverage Ratio shall be determined for the respective Test Period on a Pro Forma Basis for such occurrences.
          “Flood Insurance Laws” shall have the meaning assigned to such term in Section 5.02(b).

          “Foreign Lender” shall mean any Lender that is organized under the laws of a jurisdiction other than the United States of America. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
          “Foreign Subsidiary” shall mean any Subsidiary that is either (i) incorporated or organized under the laws of any jurisdiction other than the United States of America, any State thereof or the District of Columbia (other than an entity that is disregarded for U.S. federal tax purposes and is a direct Subsidiary of an entity organized in the United States of America, any State thereof or the District of Columbia) or (ii) any Subsidiary of a Foreign Subsidiary.
          “GAAP” shall have the meaning assigned to such term in Section 1.02.
          “Gathering and Processing Documents” shall mean (i) the Sixth Amended and Restated Gas Gathering and Processing Agreement between Quicksilver Resources Inc., Cowtown Pipeline Partners L.P. and Cowtown Gas Processing Partners L.P., effective September 1, 2008, to be amended by the Second Amendment to the Sixth Amended and Restated Gas Gathering and Processing Agreement between Quicksilver Resources Inc., Cowtown Pipeline Partners L.P. and Cowtown Gas Processing Partners L.P., to be entered into as of the Closing Date, (ii) the Gas Gathering Agreement between Quicksilver Resources Inc. and Cowtown Pipeline Partners L.P., as assignee of Cowtown Pipeline L.P., effective December 1, 2009, to be amended by the Amendment to the Gas Gathering Agreement between Quicksilver Resources Inc. and Cowtown Pipeline Partners L.P., to be entered into as of the Closing Date, and (iii) the Amended and Restated Gas Gathering Agreement between Quicksilver Resources Inc. and Cowtown Pipeline Partners L.P., as assignee of Cowtown Pipeline L.P., effective September 1, 2008, to be amended by the Second Amendment to the Gas Gathering Agreement between Quicksilver Resources Inc. and Cowtown Pipeline Partners L.P., to be entered into as of the Closing Date, each as amended, restated, supplemented or otherwise modified as permitted hereunder.
          “General Partner” shall have the meaning assigned to such term in the third recital hereto.
          “General Partner LLC Agreement” shall mean the First Amended and Restated Limited Liability Company Agreement of the General Partner, dated as of July 24, 2007, as amended, restated, supplemented or otherwise modified as permitted hereunder.
          “Governmental Authority” shall mean any federal, state, provincial, local or foreign court or governmental agency, authority, instrumentality or regulatory or legislative body.
          “Guarantee ” of or by any Person (the “guarantor”) shall mean (a) any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take or pay or otherwise) or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness, (iv) entered into for the purpose of assuring in any other manner the holders of such Indebtedness of the payment thereof or to protect such holders against loss in respect thereof (in whole or in part) or (v) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness, or (b) any Lien on any assets of the guarantor securing any Indebtedness (or any existing right, contingent or otherwise, of the holder of Indebtedness to be secured by such a Lien) of any other Person, whether or not such Indebtedness is assumed by the guarantor; provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement.
          “Hazardous Materials” shall mean all pollutants, contaminants, wastes, chemicals, materials, substances and constituents, including explosive or radioactive substances or petroleum or petroleum distillates or breakdown constituents, asbestos or asbestos containing materials, polychlorinated biphenyls or radon gas, of any nature, in each case subject to regulation pursuant to, or which can give rise to liability under, any Environmental Law.
          “HoldCo” shall have the meaning assigned to such term in the first recital hereto.
          “HoldCo Credit Agreement” shall mean that certain Credit Agreement, dated as of the date hereof, by and among HoldCo, as borrower, the lenders party thereto, Bank of America, N.A., as administrative agent and as collateral agent, Royal Bank of Canada, as syndication agent, BNP Paribas, as documentation agent, and Banc of America Securities LLC, BNP Paribas Securities Corp., and RBC Capital Markets Corporation, as joint lead arrangers and joint bookrunners.
          “HoldCo Loan Documents” shall have the meaning assigned to the term “Loan Documents” in the HoldCo Credit Agreement.

          “Holdings ” shall have the meaning assigned to such term in the second recital hereto.
          “Improvements ” shall have the meaning assigned to such term in the Mortgages.
          “Increased Amount Date” shall have the meaning assigned to such term in Section 2.20.
          “Incremental Commitments ” shall have the meaning assigned to such term in Section 2.20.
          “Incremental Lender ” shall have the meaning assigned to such term in Section 2.20.
          “Incremental Maturity Date” shall mean the maturity date of any Additional Term Loan Tranche pursuant to Section 2.20.
          “Incremental Revolving Facility Commitments” shall have the meaning assigned to such term in Section 2.20.
          “Incremental Revolving Facility Lender” shall have the meaning assigned to such term in Section 2.20.
          “Incremental Term Facility Commitments” shall have the meaning assigned to such term in Section 2.20.
          “Incremental Term Lender” shall have the meaning assigned to such term in Section 2.20.
          “Incremental Term Loans” shall have the meaning assigned to such term in Section 2.20.
          “Indebtedness ” of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than trade liabilities and intercompany liabilities incurred in the ordinary course of business and maturing within 365 days after the incurrence thereof), (e) all Guarantees by such Person of Indebtedness of others, (f) all Capital Lease Obligations of such Person, (g) all payments that such Person would have to make in the event of an early termination, on the date Indebtedness of such Person is being determined, in respect of outstanding Swap Agreements (such payments in respect of any Swap Agreement with a counterparty being calculated subject to and in accordance with any netting provisions in such Swap Agreement), (h) the principal component of all obligations, contingent or otherwise, of such Person (i) as an account party in respect of letters of credit (other than any letters of credit, bank guarantees or similar instrument in respect of which a back-to-back letter of credit has been issued under or permitted by this Agreement) and (ii) in respect of banker’s acceptances. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner, other than to the extent that the instrument or agreement evidencing such Indebtedness expressly limits the liability of such Person in respect thereof.
          “Indemnified Taxes ” shall mean all Taxes which arise from the transactions contemplated in, or otherwise with respect to, this Agreement, other than Excluded Taxes.
          “Indemnitee ” shall have the meaning assigned to such term in Section 9.05(b).
          “Information ” shall have the meaning assigned to such term in Section 3.13(a).
          “Information Memorandum ” shall mean the Confidential Information Memorandum dated August 2010, as modified or supplemented prior to the Closing Date.
          “Initial Lenders” shall mean the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the Initial Lenders.
          “Interest Coverage Ratio” shall mean the ratio, for the period of four fiscal quarters ended on, or if such date of determination is not the end of a fiscal quarter, most recently prior to the date on which such determination is to be made of (a) EBITDA to (b) Cash Interest Expense; provided that to the extent any Asset Disposition or any Asset Acquisition (or any similar transaction or transactions for which a waiver or a consent of the Required Lenders pursuant to Section 6.04 or 6.05 has been obtained) or incurrence or repayment of Indebtedness (excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes) has occurred during the relevant Test Period, the Interest Coverage Ratio shall be determined for the respective Test Period on a Pro Forma Basis for such occurrences.
          “Interest Election Request” shall mean a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.07, in substantially the form of Exhibit D.

          “Interest Expense” shall mean, with respect to any Person for any period, the sum of (a) gross interest expense of such Person for such period on a consolidated basis, including (i) the amortization of debt discounts, (ii) the amortization of all fees (including fees with respect to Swap Agreements) payable in connection with the incurrence of Indebtedness to the extent included in interest expense, other than fees and breakage costs incurred in connection with the repayment of the Existing Credit Facilities, (iii) the portion of any payments or accruals with respect to Capital Lease Obligations allocable to interest expense, and (iv) redeemable preferred stock dividend expenses, and (b) capitalized interest of such Person. For purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received and costs incurred by the Borrower and its Subsidiaries with respect to Swap Agreements.
          “Interest Payment Date” shall mean (a) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing and, in addition, the date of any refinancing or conversion of such Borrowing with or to a Borrowing of a different Type, (b) with respect to any ABR Loan, the last Business Day of each calendar quarter and (c) with respect to any Swingline Loan, the day that such Swingline Loan is required to be repaid pursuant to Section 2.09(a).
          “Interest Period” shall mean, as to any Borrowing consisting of a Eurodollar Loan, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as applicable, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter (or 9 or 12 months or shorter, if at the time of the relevant Borrowing, all Lenders make interest periods of such length available), as the Borrower may elect, or the date any Eurodollar Borrowing is converted to an ABR Borrowing in accordance with Section 2.07 or repaid or prepaid in accordance with Section 2.09, 2.10 or 2.11; provided that, (a) if any Interest Period for a Eurodollar Loan would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period, and (c) no Interest Period shall extend beyond the latest of the Revolving Facility Maturity Date or any Incremental Maturity Date, as applicable. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.
          “Investment ” shall have the meaning assigned to such term in Section 6.04.
          “Issuing Bank” shall mean BNP and each other Issuing Bank designated pursuant to Section 2.05(k), in each case in its capacity as an issuer of Revolving Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i). An Issuing Bank may, in its discretion, arrange for one or more Revolving Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Revolving Letters of Credit issued by such Affiliate.
          “Issuing Bank Fees” shall have the meaning assigned to such term in Section 2.12(c).
          “Joint Lead Arrangers” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.
          “Lender” shall mean each financial institution listed on Schedule 2.01 (and any foreign branch of such Lender), as well as any Person (other than a natural person) that becomes a “Lender” hereunder pursuant to Section 9.04 (and any foreign branch of such Person), any Person (other than a natural person) holding outstanding Revolving Facility Loans, any Person (other than a natural person) holding outstanding Swingline Loans or any Person (other than a natural person) holding outstanding Incremental Loans. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.
          “Leverage Ratio” shall mean, on any date, the ratio of (a) Consolidated Net Debt as of such date to (b) EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date, all determined on a consolidated basis in accordance with GAAP; provided that to the extent any Asset Disposition or any Asset Acquisition (or any similar transaction or transactions that require a waiver or a consent of the Required Lenders pursuant to Section 6.04 or Section 6.05) or incurrence or repayment of Indebtedness (excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes) has occurred during the relevant Test Period, the Leverage Ratio shall be determined for the respective Test Period on a Pro Forma Basis for such occurrences.
          “Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities (other than securities representing an interest in a joint venture that is not a Subsidiary of the Borrower), any purchase option, call or similar right of a third party with respect to such securities.

          “Limited Partnership Agreement” shall mean the Second Amended and Restated Agreement of Limited Partnership of the Borrower, dated as of February 19, 2008, as amended, restated, supplemented or otherwise modified as permitted hereunder.
          “Loan Documents” shall mean this Agreement, the Letters of Credit, the Security Documents and any promissory note issued under Section 2.09(e).
          “Loan Document Obligations” shall mean all amounts owing to any of the Agents, any Issuing Bank or any Lender pursuant to the terms of this Agreement or any other Loan Document, or pursuant to the terms of any Guarantee thereof, including, without limitation, with respect to any Loan or Revolving Letter of Credit, together with the due and punctual performance of all other obligations of the Borrower and the other Loan Parties under or pursuant to the terms of this Agreement and the other Loan Documents, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising, and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any bankruptcy or insolvency laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.
          “Loan Parties” shall mean the Borrower and each Subsidiary Loan Party.
          “Loans” shall mean the Revolving Facility Loans, the Swingline Loans and the Incremental Loans.
          “Majority Lenders” of any Facility shall mean, at any time, Lenders under such Facility having (a) Loans (other than Swingline Loans) outstanding under such Facility, (b) in the case of the Revolving Facility, Revolving L/C Exposures and Swingline Exposures and (c) unused Commitments under such Facility, that, taken together, represent more than 50% of the sum of all (x) Loans (other than Swingline Loans) outstanding under such Facility, (y) in the case of the Revolving Facility, Revolving L/C Exposures and Swingline Exposures, and (z) the total unused Commitments under such Facility at such time.
          “Margin Differential” shall have the meaning specified in Section 2.20(a).
          “Margin Stock” shall have the meaning assigned to such term in Regulation U.
          “Master Limited Partnership” shall mean a publicly traded limited partnership that is properly treated as a partnership for U.S. federal income tax purposes by virtue of meeting the requirements of Section 7704(c)(1) of the Code.
          “Material Acquisition” shall mean any Permitted Business Acquisition with fair market value equal to or greater than $50,000,000.
          “Material Adverse Effect” shall mean
     (a) at all times other than on the Closing Date, the existence of events, conditions and/or contingencies that have had or are reasonably likely to have (i) a materially adverse effect on the business, operations, properties, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole, or (ii) a material impairment of the validity or enforceability of, or a material impairment of the material rights, remedies or benefits available to the Lenders, any Issuing Bank, the Administrative Agent or the Collateral Agent under, any Loan Document; and
     (b) solely for purposes of determining whether or not there has been a Material Adverse Effect on the Closing Date, any change, event, circumstance, development or occurrence that, individually or in the aggregate with all other changes, events, circumstances, developments and occurrences, has had or would reasonably be expected to have a material adverse effect on (a) the condition (financial or otherwise), business, assets, liabilities or results of operations of the “Sold Entities” (as defined in the Acquisition Agreement), taken as a whole, excluding any change, event, circumstance, development or occurrence to the extent resulting from, arising out of or relating to (i) the Acquisition Agreement (including the execution and announcement thereof) or the transactions contemplated thereby, (ii) changes or conditions affecting the natural gas transportation, gathering and processing industry generally, (iii) changes in oil or natural gas commodity prices, (iv) changes in economic, market, financial, regulatory or political conditions generally, (v) acts of war, terrorism, earthquakes, hurricanes, tornadoes or other natural disasters, (vi) changes in “Applicable Law” (as defined in the Acquisition Agreement) or “GAAP” (as defined in the Acquisition Agreement), (vii) seasonal fluctuations affecting any of the Sold Entities or the natural gas transportation, gathering and processing industry generally, (viii) the failure of any Sold Entity to meet any internal forecasts or budgets for any period prior to, on or after the date of the Acquisition Agreement (provided that any change, event, circumstance, development or occurrence underlying such failure that is not otherwise excluded from the definition of “Material Adverse Effect” may be taken into account in determining whether a Material Adverse Effect has occurred) or (ix) any change in the price of the “Common Units” (as defined in the Acquisition Agreement) on the “New York Stock Exchange” (as defined in the Acquisition Agreement), except to the extent any of the changes, events, circumstances, developments or occurrences referred to in clauses (ii), (iii), (iv), (v), (vi) or (vii) above materially and disproportionately impact the Sold Entities, taken as a whole, as compared to other companies in the industries in which the Sold Entities operate (in which event only the extent of such material and disproportionate impact over the extent of the impact on such other companies may be taken into account in determining whether a Material Adverse Effect has occurred) or (b) the ability of Seller or the “Selling Subsidiaries” (as defined in the Acquisition Agreement) to perform their respective obligations under or arising out of the Acquisition Agreement or the other “Transaction Documents” (as defined in the Acquisition Agreement) (other than the “Glen Rose Lease” (as defined in the Acquisition Agreement)) and to consummate the transactions contemplated thereby and by the Acquisition Agreement, except to the extent relating to those matters set forth in Section 1.01 of the “Seller Disclosure Schedules” (as defined in the Acquisition Agreement).
          “Material Indebtedness” shall mean Indebtedness (other than Loans and Letters of Credit) of the Borrower or any Relevant Subsidiary in an aggregate principal amount exceeding U.S. $20.0 million.
          “Material Contracts” shall mean, collectively, (i) the Gathering and Processing Documents, and (ii) any contract or other arrangement, whether written or oral, to which the Borrower or any Relevant Subsidiary is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.
          “Material Real Property” shall mean, on any date of determination, any Pipeline Systems (including any Real Property (other than leased Real Property) upon which such Pipeline Systems are located), any Processing Plants and any other Real Property owned in fee by any Loan Party, or group of related tracts of Real Property, acquired (whether acquired in a single transaction or in a series of transactions) or owned by a Loan Party having a fair market value (including the fair market value of improvements owned by any Loan Party and located thereon) on such date of determination exceeding U.S.$5.0 million, provided that notwithstanding the foregoing, all Real Property (other than leased Real Property) associated with a Pipeline System shall be deemed to be Material Real Property if such Pipeline System has a fair market value exceeding U.S.$5.0 million.
          “Material Subsidiary” shall mean (a) Operating, Operating GP and the Cowtown Entities, (b) any Finance Co, and (c) each Subsidiary of the Borrower now existing or hereafter acquired or formed by the Borrower which, on a consolidated basis for such Subsidiary and its Subsidiaries, (i) for the applicable Calculation Period accounted for more than 1.5% of the consolidated revenues of the Borrower and its Subsidiaries or (ii) as of the last day of such Calculation Period, was the owner of more than 1.5% of the Consolidated Total Assets of the Borrower and its Subsidiaries; provided that at no time shall the total assets of all Subsidiaries of the Borrower that are not Material Subsidiaries exceed, for the applicable Calculation Period, 5.0% of the Consolidated Total Assets of the Borrower and its Subsidiaries.
          “Maximum Leverage Ratio” shall mean, (a) on any date of determination other than during an Acquisition Period, 5.00:1.00, and (b) on any date of determination during an Acquisition Period, 5.50:1.00.
          “Maximum Rate” shall have the meaning assigned to such term in Section 9.09.
          “Midstream Activities” shall mean with respect to any Person, collectively, the treatment, processing, gathering, dehydration, compression, blending, transportation, storage, transmission, marketing, buying or selling or other disposition, whether for such Person’s own account or for the account of others, of oil, natural gas, natural gas liquids or other liquid or gaseous hydrocarbons, including that used for fuel or consumed in the foregoing activities; provided, that “Midstream Activities” shall in no event include the drilling, completion or servicing of oil or gas wells, including, without limitation, the ownership of drilling rigs.
          “Moody’s” shall mean Moody’s Investors Service, Inc.
          “Mortgaged Properties” shall mean all Real Property required to be subject to a Mortgage that is delivered pursuant to the terms of this Agreement.
          “Mortgages ” shall mean the mortgages, deeds of trust, assignments of leases and rents and other security documents delivered on the Closing Date pursuant to Section 4.02(h) and the Collateral and Guarantee Requirement or after the Closing Date pursuant to Section 5.10 and the Collateral and Guarantee Requirement, as amended, supplemented or otherwise modified from time to time, with respect to Mortgaged Properties, each in form and substance reasonably satisfactory to the Collateral Agent, including all such changes as may be required to account for local law matters.
          “Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA subject to the provisions of Title IV of ERISA and in respect of which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate is an “employer” as defined in Section 3(5) of ERISA.
          “Net Income” shall mean, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends.

          “Net Proceeds” shall mean:
     (a) 100% of the cash proceeds actually received by the Borrower or any Subsidiary of the Borrower (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise and including casualty insurance settlements and condemnation awards, but only as and when received) from any loss, damage, destruction or condemnation of, or any sale, transfer or other disposition (including any sale and leaseback of assets) to any Person of any asset or assets of the Borrower or any such Subsidiary of the Borrower (other than those pursuant to Section 6.05(a), (b), (c), (e), (h), (i), or (j) net of (i) attorneys’ fees, accountants’ fees, investment banking fees, sales commissions, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, required debt payments and required payments of other obligations relating to the applicable asset (other than pursuant hereto or pursuant to Permitted Junior Debt) and any cash reserve for adjustment in respect of the sale price of such asset established in accordance with GAAP, including without limitation, pension and post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith, and (ii) Taxes paid or payable as a result thereof; provided that, if no Event of Default exists and the Borrower has delivered a certificate of a Responsible Officer of the Borrower to the Administrative Agent promptly following receipt of any such proceeds setting forth the Borrower’s intention to use any portion of such proceeds, to acquire, maintain, develop, construct, improve, upgrade or repair assets useful in the business or otherwise invest in the business of the Borrower and its Subsidiaries, or make investments pursuant to Section 6.04(j), in each case within 12 months of such receipt, such portion of such proceeds shall not constitute Net Proceeds, except to the extent (1) not so used within such 12-month period and (2) not contracted to be used within such 12-month period and not thereafter used within 120 days of such receipt; provided, further, that (x) no proceeds realized in a single transaction or series of related transactions shall constitute Net Proceeds unless such proceeds shall exceed U.S.$5.0 million and (y) no proceeds shall constitute Net Proceeds in any fiscal year until the aggregate amount of all such proceeds in such fiscal year shall exceed U.S.$10.0 million, and
     (b) 100% of the cash proceeds from the incurrence, issuance or sale by the Borrower or any other Loan Party of any Indebtedness (other than Excluded Indebtedness), net of all taxes and fees (including investment banking fees), commissions, costs and other expenses, in each case incurred in connection with such issuance or sale.
For purposes of calculating the amount of Net Proceeds, fees, commissions and other costs and expenses payable to the Borrower or any of its Affiliates shall be disregarded, except for financial advisory fees customary in type and amount paid to Affiliates of the Sponsors.
          “NGA” shall have the meaning assigned to such term in Section 3.08(c).
          “Non-Consenting Lender” shall have the meaning assigned to such term in Section 2.19(c).
          “Non-U.S. Lender” shall have the meaning assigned to such term in Section 2.17(e).
          “Obligations ” shall mean all amounts owing to any of the Agents, any Issuing Bank, any Lender or any other Secured Party pursuant to the terms of this Agreement or any other Loan Document, or to any Cash Management Bank or Specified Swap Counterparty pursuant to the terms of any Secured Cash Management Agreement or Secured Swap Agreement, respectively, or pursuant to the terms of any Guarantee thereof, including, without limitation, with respect to any Loan, Revolving Letter of Credit, Secured Cash Management Agreement or Secured Swap Agreement, together with the due and punctual performance of all other obligations of the Borrower and the other Loan Parties under or pursuant to the terms of this Agreement, the other Loan Documents, any Secured Cash Management Agreement and any Secured Swap Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising, and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any bankruptcy or insolvency laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.
          “Omnibus Agreement” shall mean that certain Omnibus Agreement to be entered into by the parties thereto substantially in the form of Exhibit J.
          “Operating ” shall mean Quicksilver Gas Services Operating LLC, a Delaware limited liability company.
          “Operating GP” shall mean Quicksilver Gas Services Operating GP LLC, a Delaware limited liability company.
          “Other Taxes” shall mean any and all present or future stamp or documentary taxes or any other excise or property, intangible or mortgage recording taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, the Loan Documents.

          “Parent Company” shall mean any Person who, directly or indirectly, owns any of the issued and outstanding Equity Interests of the Borrower.
          “Parent Subordinated Note” shall mean that certain Subordinated Promissory Note, dated as of August 10, 2007, made by the Borrower payable to the order of Quicksilver Resources Inc. and purchased by HoldCo in connection with the Acquisition.
          “Participant ” shall have the meaning assigned to such term in Section 9.04(c).
          “PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.
          “Perfection Certificate” shall mean a certificate in the form of Annex I to the Collateral Agreement or any other form approved by the Collateral Agent.
          “Permitted Business Acquisition” shall mean any acquisition of all or substantially all the assets of, or all the Equity Interests (other than directors’ qualifying shares) in, a Person or division or line of business of a Person, other than such acquisition of, or of the assets or Equity Interests of, any Loan Party, if (a) such acquisition was not preceded by, or effected pursuant to, an unsolicited or hostile offer, (b) such acquired Person, division or line of business of a Person is, or is engaged in, any business or business activity conducted by the Borrower and its Subsidiaries on the Closing Date, Midstream Activities and any business or business activities incidental or related thereto, or any business or activity that is reasonably similar thereto or a reasonable extension, development or expansion thereof or ancillary thereto, and (c) immediately after giving effect thereto: (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom; (ii) all transactions related thereto shall be consummated in accordance with applicable laws; and (iii) (A) the Borrower and its Subsidiaries shall be in compliance, on a Pro Forma Basis after giving effect to such acquisition or formation, with the Financial Performance Covenants recomputed as at the last day of the most recently ended fiscal quarter of the Borrower and its Subsidiaries, and, if the total consideration in respect of such acquisition exceeds U.S.$10.0 million, the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer of the Borrower to such effect, together with all relevant financial information for such Subsidiary or assets, and (B) any acquired or newly formed Subsidiary of the Borrower shall not be liable for any Indebtedness (except for Indebtedness permitted by Section 6.01).
          “Permitted Encumbrances” shall mean with respect to each Real Property, Pipeline System and Processing Plant, those Liens and other encumbrances permitted by paragraphs (b), (c), (d), (e), (h), (k), (l), (m), (v), (w), (x), (aa) or (bb) of Section 6.02.
          “Permitted Holder” shall mean each of the Sponsors and the Sponsor Affiliates.
          “Permitted Investments” shall mean:
     (a) direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof, in each case with maturities not exceeding two years;
     (b) time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company that is organized under the laws of the United States of America, any state thereof, or any foreign country recognized by the United States of America, having capital, surplus and undivided profits in excess of U.S.$250.0 million and whose long-term debt, or whose parent holding company’s long-term debt, is rated A (or such similar equivalent rating or higher) by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act);
     (c) repurchase obligations with a term of not more than 180 days for underlying securities of the types described in clause (a) above entered into with a bank meeting the qualifications described in clause (b) above;
     (d) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate of the Borrower) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of P-1 (or higher) according to Moody’s, or A-1 (or higher) according to S&P;
     (e) securities with maturities of two years or less from the date of acquisition issued or fully guaranteed by any State, commonwealth or territory of the United States of America or by any political subdivision or taxing authority thereof, and rated at least A by S&P or A-2 by Moody’s;
     (f) shares of mutual funds whose investment guidelines restrict 95% of such funds’ investments to those satisfying the provisions of clauses (a) through (e) above;
     (g) money market funds that (i) comply with the criteria set forth in Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least U.S.$500.0 million; and
     (h) time deposit accounts, certificates of deposit and money market deposits in an aggregate face amount not in excess of 1/2 of 1% of the total assets of the Borrower and its Subsidiaries, on a consolidated basis, as of the end of the Borrower’s most recently completed fiscal year.

          “Permitted Junior Debt” shall mean (a) unsecured subordinated Indebtedness issued or incurred by one or both of the Borrower and Finance Co and (b) unsecured senior Indebtedness issued by one or both of the Borrower and Finance Co, (i) the terms of which, in the case of each of clauses (a) and (b), (1) do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is 91 days after the latest of (x) the Revolving Facility Maturity Date and (y) any Incremental Facility Maturity Date, (2) do not contain covenants that, taken as a whole, are more restrictive than those set forth in this Agreement and the other Loan Documents, (3) provide for covenants and events of default customary for Indebtedness of a similar nature as such Permitted Junior Debt and (4) in the case of unsecured subordinated Indebtedness, provide for subordination of payments in respect of such Indebtedness to the Obligations and guarantees thereof under the Loan Documents customary for high yield securities and (ii) in the case of each of clauses (a) and (b), in respect of which no Subsidiary of a Borrower that is not an obligor under the Loan Documents is an obligor; provided that immediately prior to and after giving effect on a Pro Forma Basis to any incurrence of Permitted Junior Debt, no Default or Event of Default shall have occurred and be continuing or would result therefrom and the Borrower would be in compliance on a Pro Forma Basis with the Financial Performance Covenants as of the most recently completed fiscal quarter for which financial statements are available.
          “Permitted Refinancing Indebtedness” shall mean any Indebtedness issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”), the Indebtedness being Refinanced (or previous refinancings thereof constituting Permitted Refinancing Indebtedness); provided that (a) the Borrower and its Subsidiaries shall be in compliance, on a Pro Forma Basis after giving effect to such Permitted Refinancing Indebtedness, with the covenants contained in Section 6.10 recomputed as at the last day of the most recently ended fiscal quarter of the Borrower and its Subsidiaries, (b) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus unpaid accrued interest, breakage costs and premium thereon), (c) the average life to maturity of such Permitted Refinancing Indebtedness is greater than or equal to that of the Indebtedness being Refinanced, (d) if the Indebtedness being Refinanced is subordinated in right of payment to the Obligations under this Agreement, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced, (e) no Permitted Refinancing Indebtedness shall have different obligors, or greater guarantees or security, than the Indebtedness being Refinanced, and (f) if the Indebtedness being Refinanced is secured by any collateral (whether equally and ratably with, or junior to, the Secured Parties or otherwise), such Permitted Refinancing Indebtedness may be secured by such collateral (including in respect of working capital facilities of Foreign Subsidiaries otherwise permitted under this Agreement only, any collateral pursuant to after-acquired property clauses to the extent any such collateral secured the Indebtedness being Refinanced) on terms no less favorable to the Secured Parties than those contained in the documentation governing the Indebtedness being Refinanced.
          “Person” shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company, individual or family trusts, or government or any agency or political subdivision thereof.
          “Pipeline Systems” shall mean, collectively, (a) the natural gas gathering pipelines located in the southern portion of the Fort Worth Basin in the State of Texas that are owned by the Loan Parties in connection with their Midstream Activities, and (b) any other pipelines now or hereafter owned by any Loan Party that are used in connection with their Midstream Activities.
          “Plan” shall mean with respect to any Person resident in the United States, any employee pension benefit plan subject to the provisions of Title IV of ERISA or Section 412 or 430 of the Code or Section 302 of ERISA and in respect of which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate is (or if such plan were terminated would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
          “Platform” shall have the meaning assigned to such term in Section 9.17(b).
          “Pledged Collateral”, with respect to particular Collateral, shall have the meaning assigned to such term in the Collateral Agreement applicable to such Collateral.
          “primary obligor” shall have the meaning given such term in the definition of the term “Guarantee.”
          “Prior Liens” shall mean those Liens and other encumbrances permitted by paragraphs (a), (c), (d), (e), (f), (i), (j), (l), (n), (o), (p), (q), (r), (dd), or (ff) of Section 6.02; provided that with licenses permitted under paragraphs (q) or (ff) of Section 6.02 shall be deemed “Prior Liens” solely to the extent that such licenses are non-exclusive.

          “Pro Forma Basis” shall mean, as to any Person, for any events as described in clauses (a) and (b) below that occur subsequent to the commencement of a period for which the financial effect of such events is being calculated, and giving effect to the events for which such calculation is being made, such calculation as will give pro forma effect to such events as if such events occurred on the first day of the four consecutive fiscal quarter period ended on or before the occurrence of such event (the “Reference Period”):
     (a) in making any determination of EBITDA on a Pro Forma Basis, pro forma effect shall be given to any Asset Disposition and to any Asset Acquisition (or any similar transaction or transactions that require a waiver or consent of the Required Lenders pursuant to Section 6.04 or 6.05), in each case that occurred during the Reference Period (or, unless the context otherwise requires, occurring during the Reference Period or thereafter and through and including the date upon which the respective Asset Acquisition or Asset Disposition is consummated); and
     (b) in making any determination on a Pro Forma Basis, (x) all Indebtedness (including Indebtedness incurred or assumed and for which the financial effect is being calculated, whether incurred under this Agreement or otherwise, but excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes) incurred or permanently repaid during the Reference Period shall be deemed to have been incurred or repaid at the beginning of such period, (y) Interest Expense of such Person attributable to interest on any Indebtedness, for which pro forma effect is being given as provided in preceding clause (x), bearing floating interest rates shall be computed on a pro forma basis as if the rates that would have been in effect during the period for which pro forma effect is being given had been actually in effect during such periods and (z) with respect to distributions made pursuant to Section 6.06(e), pro forma effect shall be given to the decrease in cash and Permitted Investments resulting from such distributions.
Pro forma calculations made pursuant to the definition of the term “Pro Forma Basis” shall be determined in good faith by a Responsible Officer of the Borrower and, for any fiscal period ending on or prior to the first anniversary of an Asset Acquisition or Asset Disposition (or any similar transaction or transactions that require a waiver or consent of the Required Lenders pursuant to Section 6.04 or 6.05), may include adjustments to reflect operating expense reductions and other operating improvements or synergies reasonably expected to result from such Asset Acquisition, Asset Disposition or other similar transaction, to the extent that the Borrower delivers to the Administrative Agent (i) a certificate of the General Partner or a Financial Officer of the Borrower setting forth such operating expense reductions and other operating improvements or synergies and (ii) information and calculations supporting in reasonable detail such estimated operating expense reductions and other operating improvements or synergies.
          “Processing Plants” shall mean, collectively, (a) the natural gas processing plant located in Hood County, Texas that is owned by Cowtown Gas and that is used in the Loan Parties’ Midstream Activities and is integrated with the Pipeline Systems described in clause (a) of the definition thereof, and (b) any other processing plants and terminals now or hereafter owned by the Loan Parties.
          “Projections ” shall mean the projections of the Borrower and its Subsidiaries included in the Information Memorandum and any other projections and any forward-looking statements (including statements with respect to booked business) of such entities furnished to the Lenders or the Administrative Agent by or on behalf of the Borrower or any of its Subsidiaries prior to the Closing Date.
          “Property ” means any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.
          “PUHCA” shall have the meaning assigned to such term in Section 3.08(c).
          “Real Property” shall mean, collectively, all right, title and interest of the Borrower or any other Loan Party in and to any and all parcels of real property owned or leased by the Borrower or any other Loan Party together with all Improvements and appurtenant fixtures, easements and other property and rights incidental to the ownership, lease or operation thereof. Where the Loan Documents refer to Real Property as being owned by a Loan Party, this shall be deemed to include all right, title and interest in Real Property owned or held by such Loan Party (other than leasehold interests), whether by contract or otherwise, including rights and interests in easements and rights of way.
          “Reference Period” shall have the meaning assigned to such term in the definition of the term “Pro Forma Basis.”
          “Refinance ” shall have the meaning assigned to such term in the definition of the term “Permitted Refinancing Indebtedness,” and “Refinanced” shall have a meaning correlative thereto.
          “Refinanced Term Loans” shall have the meaning assigned to such term in Section 9.08(e).
          “Register ” shall have the meaning assigned to such term in Section 9.04(b).
          “Regulation S-X” shall mean Regulation S-X promulgated under the Securities Act.

          “Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.
          “Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.
          “Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.
          “Release” shall mean any placing, spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or depositing in, into or onto the Environment.
          “Relevant Subsidiaries” shall mean each Material Subsidiary and each other Subsidiary Loan Party.
          “Remaining Present Value” shall mean, as of any date with respect to any lease, the present value as of such date of the scheduled future lease payments with respect to such lease, determined with a discount rate equal to a market rate of interest for such lease reasonably determined at the time such lease was entered into.
          “Replacement Term Loans” shall have the meaning assigned to such term in Section 9.08(e).
          “Reportable Event” shall mean any reportable event as defined in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events as to which the 30-day notice period has been waived, with respect to a Plan.
          “Required Lenders” shall mean, at any time, Lenders having (a) Loans (other than Swingline Loans) outstanding, (b) Revolving L/C Exposures, (c) Swingline Exposures and (d) Available Unused Commitments, that taken together, represent more than 50% of the sum of all (w) Loans (other than Swingline Loans) outstanding, (x) Revolving L/C Exposures, (y) Swingline Exposures, and (z) the total Available Unused Commitments at such time.
          “Responsible Officer” of any Person shall mean any executive officer, Financial Officer, director, general partner, managing member or sole member of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement.
          “Revolving Facility” shall mean the Revolving Facility Commitments and the extensions of credit made hereunder by the Revolving Facility Lenders.
          “Revolving Facility Borrowing” shall mean a Borrowing comprised of Revolving Facility Loans.
          “Revolving Facility Commitment” shall mean, with respect to each Revolving Facility Lender, the commitment of such Revolving Facility Lender to make Eurodollar Loans and ABR Loans pursuant to Section 2.01 representing the maximum aggregate permitted amount of such Revolving Facility Lender’s Revolving Facility Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender under Section 9.04. The initial amount of each Revolving Facility Lender’s Revolving Facility Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Revolving Facility Lender shall have assumed its Revolving Facility Commitment, as applicable. The aggregate amount of the Revolving Facility Commitments on the date hereof is U.S.$400.0 million. To the extent applicable, Revolving Facility Commitments shall include the Incremental Revolving Facility Commitments of any Incremental Revolving Facility Lender.
          “Revolving Facility Credit Exposure” shall mean, at any time, the sum of (a) the aggregate principal amount of the Revolving Facility Loans outstanding at such time, (b) the Swingline Exposure at such time and (c) the Revolving L/C Exposure at such time. The Revolving Facility Credit Exposure of any Revolving Facility Lender at any time shall be the sum of (a) the aggregate principal amount of such Revolving Facility Lender’s Revolving Facility Loans outstanding at such time and (b) such Revolving Facility Lender’s Revolving Facility Percentage of the Swingline Exposure and Revolving L/C Exposure at such time.
          “Revolving Facility Lender” shall mean a Lender with a Revolving Facility Commitment or with outstanding Revolving Facility Loans (including any Incremental Revolving Facility Lender).
          “Revolving Facility Loan” shall mean a Loan made to the Borrower by a Revolving Facility Lender pursuant to Section 2.01 or an Incremental Revolving Facility Lender pursuant to Section 2.20. Each Revolving Facility Loan shall be a Eurodollar Loan or an ABR Loan.
          “Revolving Facility Maturity Date” shall mean October 1, 2015 (or if such date is not a Business Day, the next succeeding Business Day, unless such Business Day is in the next calendar month, in which case the next preceding Business Day).

          “Revolving Facility Percentage” shall mean, with respect to any Revolving Facility Lender, the percentage of the total Revolving Facility Commitments represented by such Lender’s Revolving Facility Commitment. If the Revolving Facility Commitments have terminated or expired, the Revolving Facility Percentages shall be determined based upon the Revolving Facility Commitments most recently in effect, giving effect to any assignments pursuant to Section 9.04.
          “Revolving L/C Commitment” shall mean, with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Revolving Letters of Credit pursuant to Section 2.05, as such commitment may be (a) ratably reduced from time to time upon any reduction in the Revolving Facility Commitments pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Issuing Bank under Section 9.04. The amount of each Issuing Banks’ Revolving L/C Commitment as of the Closing Date is set forth in Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Issuing Bank shall have assumed its Revolving L/C Commitment, as applicable. The aggregate amount of the Revolving L/C Commitments of the Issuing Bank on the date hereof is U.S.$100.0 million.
          “Revolving L/C Disbursement” shall mean a payment or disbursement made by an Issuing Bank pursuant to a Revolving Letter of Credit, including, for the avoidance of doubt, a payment or disbursement made by an Issuing Bank pursuant to a Revolving Letter of Credit upon or following the reinstatement of such Revolving Letter of Credit.
          “Revolving L/C Exposure” shall mean at any time the sum of (a) the aggregate undrawn amount of all Revolving Letters of Credit outstanding at such time and (b) the aggregate principal amount of all Revolving L/C Disbursements that have not yet been reimbursed at such time. The Revolving L/C Exposure of any Revolving Facility Lender at any time shall mean its Revolving Facility Percentage of the aggregate Revolving L/C Exposure at such time.
          “Revolving L/C Participation Fees” shall have the meaning set forth in Section 2.12(b).
          “Revolving L/C Reimbursement Obligation” shall mean the Borrower’s obligation to repay Revolving L/C Disbursements as provided in Sections 2.05(e) and (f).
          “Revolving Letter of Credit” shall mean any letter of credit issued pursuant to Section 2.05.
          “rights of way” shall have the meaning assigned to such term in Section 3.17(b).
          “S&P ” shall mean Standard & Poor’s Ratings Services, Inc., a division of The McGraw-Hill Companies, Inc.
          “Sale and Lease-Back Transaction” shall have the meaning assigned to such term in Section 6.03.
          “SEC” shall mean the Securities and Exchange Commission or any successor thereto.
          “Secured Parties” shall have the meaning ascribed to such term in the Collateral Agreement and collectively shall mean all such parties.
          “Secured Cash Management Agreement” shall mean any Cash Management Agreement that is entered into by and between any Loan Party and any Cash Management Bank.
          “Secured Swap Agreement” shall mean any Swap Agreement permitted under this Agreement that is entered into by and between the Borrower and any Specified Swap Counterparty.
          “Securities Act” shall mean the Securities Act of 1933, as amended.
          “Security Documents” shall mean the Mortgages, the Collateral Agreement and each of the security agreements and other instruments and documents executed and delivered pursuant to any of the foregoing, the Collateral and Guarantee Requirement or Section 5.10.
          “Seller” shall have the meaning assigned to such term in the second recital hereto.
          “Specified Acquisition Agreement Representations” shall mean such of the representations and warranties relating to Holdings or any of its Subsidiaries in the Acquisition Agreement as are material to the interests of the Lenders, but only to the extent that HoldCo has the right to terminate its obligations under the Acquisition Agreement or the right to not consummate the Acquisition as a result of a breach of such representations and warranties in the Acquisition Agreement.
          “Specified Swap Counterparty” shall mean any Person that, at the time it enters into a Swap Agreement, is a Lender, an Agent or a Joint Lead Arranger or an Affiliate of a Lender, an Agent or a Joint Lead Arranger, in its capacity as a party to such Swap Agreement.

          “Specified Representations” shall mean the representations and warranties set forth in Sections 3.01, 3.02(a), 3.02(b)(i)(A) (solely to the extent such conflict has resulted in a Material Adverse Effect (as defined in the Acquisition Agreement)), 3.02(b)(i)(B), 3.03, 3.09, 3.10, 3.18 and 3.22.
          “Sponsor Affiliate” shall mean (i) each Affiliate of a Sponsor that is neither a portfolio company nor a company controlled by a portfolio company and (ii) each general partner of a Sponsor or Sponsor Affiliate who is a partner or employee of First Reserve Corporation.
          “Sponsors ” shall have the meaning assigned to such term in the first recital hereto.
          “Statutory Reserves” shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which the Administrative Agent, any Lender or any Issuing Bank (including any branch, Affiliate or other fronting office making or holding a Loan or issuing a Revolving Letter of Credit) is subject for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D). Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to the Administrative Agent, any Lender or any Issuing Bank under such Regulation D or any comparable regulation. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.
          “Subordinated Intercompany Debt” shall have the meaning assigned to such term in Section 6.01(e).
          “Subsidiary ” shall mean, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, association, joint venture, limited liability company or other business entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.
          “Subsidiary Loan Party” shall mean each direct or indirect Wholly Owned Subsidiary of the Borrower that (a) (i) is a Domestic Subsidiary and (ii) is a Material Subsidiary, and is not a Subsidiary whose guarantee of the Obligations is prohibited under Section 9.21 or (b) at the option of the Borrower executes and delivers the Collateral Agreement and otherwise satisfies the Collateral and Guarantee Requirement.
          “Supplemental Collateral Agent” shall have the meaning assigned to such term in Section 8.13(a).
          “Swap Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions, provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or any of its Subsidiaries or any Parent Company of the Borrower shall be a Swap Agreement.
          “Swingline Borrowing” shall mean a Borrowing comprised of Swingline Loans.
          “Swingline Borrowing Request” shall mean a request by the Borrower substantially in the form of Exhibit C-2.
          “Swingline Commitment” shall mean, with respect to each Swingline Lender, the commitment of such Swingline Lender to make Swingline Loans pursuant to Section 2.04. The aggregate amount of the Swingline Commitments on the Closing Date is U.S.$10 million.
          “Swingline Exposure” shall mean at any time the aggregate principal amount of all outstanding Swingline Borrowings at such time. The Swingline Exposure of any Revolving Facility Lender at any time shall mean its Revolving Facility Percentage of the aggregate Swingline Exposure at such time.
          “Swingline Lender” shall mean BNP, in its capacity as a lender of Swingline Loans, and/or any other Revolving Facility Lender designated as such by the Borrower after the Closing Date that is reasonably satisfactory to the Borrower and the Administrative Agent and executes a counterpart to this Agreement as a Swingline Lender.
          “Swingline Loans” shall mean the swingline loans made to the Borrower pursuant to Section 2.04.
          “Syndication Agents ” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

          “Taxes” shall mean any and all present or future taxes, levies, imposts, duties (including stamp duties), deductions, charges (including ad valorem charges) or withholdings imposed by any Governmental Authority and any and all additions to tax, interest and penalties related thereto.
          “Test Period” shall mean, at any date of determination, the most recently completed four consecutive fiscal quarters of the Borrower ending on or prior to such date.
          “Transaction Documents ” shall mean the Acquisition Documents and the Loan Documents.
          “Transactions” shall mean, collectively, the transactions to occur on, prior to or immediately after the Closing Date pursuant to the Transaction Documents, including (a) the consummation of the Acquisition; (b) the execution and delivery of the Loan Documents and the initial borrowings hereunder; (c) the Closing Date Refinancing; and (d) the payment of all fees and expenses owing in connection with the foregoing.
          “Trigger Date” shall mean the first date of delivery of financial statements after the Closing Date pursuant to Section 5.04(a) or (b).
          “Type,” when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term “Rate” shall include the Adjusted Eurodollar Rate and the Alternate Base Rate.
          “UCC” shall mean (a) the Uniform Commercial Code as in effect in the applicable jurisdiction and (b) certificate of title or other similar statutes relating to “rolling stock” or barges as in effect in the applicable jurisdiction.
          “U.S. Bankruptcy Code” shall mean Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.
          “U.S. Dollars” or “U.S.$” shall mean the lawful currency of the United States of America.
          “U.S.A. PATRIOT Act” shall have the meaning assigned to such term in Section 3.08(a).
          “Wholly Owned Subsidiary” of any Person shall mean a Subsidiary of such Person, all of the Equity Interests of which (other than directors’ qualifying shares or nominee or other similar shares required pursuant to applicable law) are owned, directly or indirectly, by such Person or any other Wholly Owned Subsidiary of such Person.
          “Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
          Section 1.02. Terms Generally. The definitions set forth or referred to in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time. Except as otherwise expressly provided herein, all financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) and all terms of an accounting or financial nature shall be construed and interpreted in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith; provided further that, notwithstanding the foregoing, upon and following the acquisition of any business or new Subsidiary by the Borrower in accordance with this Agreement, in each case that would not constitute a “significant subsidiary” for purposes of Regulation S-X, financial items and information with respect to such newly-acquired business or Subsidiary that are required to be included in determining any financial calculations and other financial ratios contained herein for any period prior to such acquisition shall not be required to be in accordance with GAAP so long as the Borrower is able to reasonably estimate pro forma adjustments in respect of such acquisition for such prior periods, and in each case such estimates are made in good faith and are factually supportable.

          Section 1.03. Effectuation of Transfers. Each of the representations and warranties of the Borrower contained in this Agreement (and all corresponding definitions) are made after giving effect to the Transactions, unless the context otherwise requires.
ARTICLE II
THE CREDITS
          Section 2.01. Commitments. Subject to the terms and conditions set forth herein, each Revolving Facility Lender agrees to make Revolving Facility Loans, in each case from time to time during the Availability Period, comprised of Eurodollar Loans and ABR Loans to the Borrower in U.S. Dollars in an aggregate principal amount that will not result in (i) such Lender’s Revolving Facility Credit Exposure exceeding such Lender’s Revolving Facility Commitment and (ii) the Revolving Facility Credit Exposure exceeding the total Revolving Facility Commitments; provided, that, the aggregate principal amount of Revolving Loans borrowed on the Closing Date, together with the aggregate face amount of any Revolving Letters of Credit issued on the Closing Date, shall not exceed U.S. $275.0 million. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Facility Loans. The Revolving Facility shall be available as ABR Loans or Eurodollar Loans.
          Section 2.02. Loans and Borrowings. (a) Each Loan to the Borrower shall be made as part of a Borrowing consisting of Loans under the same Facility and of the same Type and in the same currency made by the Lenders ratably in accordance with their respective Commitments under the applicable Facility (or, in the case of Swingline Loans, ratably in accordance with their respective Swingline Commitments); provided, however, that Revolving Facility Loans shall be made by the Revolving Facility Lenders ratably in accordance with their respective Revolving Facility Percentages on the date such Loans are made hereunder. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.
          (b) Each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith.
          (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that a Eurodollar Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Revolving Facility Commitments or that is required to finance the reimbursement of a Revolving L/C Disbursement as contemplated by Section 2.05(e). At the time that each ABR Borrowing by the Borrower is made, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Revolving Facility Commitments or that is required to finance the reimbursement of a Revolving L/C Disbursement as contemplated by Section 2.05(e). Each Swingline Borrowing by the Borrower shall be in an amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum. Borrowings of more than one Type and under more than one Facility may be outstanding at the same time; provided that there shall not at any time be more than a total of (i) ten (10) Interest Periods in respect of Borrowings outstanding under the Revolving Facility and (ii) five (5) Interest Periods in respect of Borrowings outstanding under all other Facilities.
          (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after, in the case of Revolving Loans, the Revolving Facility Maturity Date and, in the case of Incremental Term Loans, the applicable Incremental Facility Maturity Date.
          Section 2.03. Requests for Borrowings. To request a Revolving Facility Borrowing and/or a Borrowing of Incremental Term Loans, the Borrower shall notify the Administrative Agent of such request by telephone (i) in the case of a Borrowing consisting of Eurodollar Loans, not later than 11:00 a.m., New York City time, three (3) Business Days before the date of the proposed Borrowing or (ii) in the case of a Borrowing consisting of ABR Loans, not later than 12:00 noon, New York City time, one (1) Business Day before the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly (but in any event on the same day) by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:
     (a) whether the requested Borrowing is to be Revolving Facility Borrowing or a Borrowing of Incremental Term Loans;
     (b) the aggregate amount of the requested Borrowing;
     (c) the date of such Borrowing, which shall be a Business Day;
     (d) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;
     (e) in the case of a Borrowing consisting of a Eurodollar Loan, the initial Interest Period to be applicable thereto; and
     (f) the location and number of the Borrower’s account to which funds are to be disbursed.

     If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.
          Section 2.04. Swingline Loans. (a) Subject to the terms and conditions set forth herein, each Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Availability Period in U.S. Dollars, in an aggregate principal amount at any time outstanding that will not result in (x) the aggregate principal amount of outstanding Swingline Loans exceeding the Swingline Commitment, (y) the outstanding Swingline Loans of such Swingline Lender exceeding such Swingline Lender’s Swingline Commitments or (z) the Revolving Facility Credit Exposure exceeding the total Revolving Facility Commitments; provided that no Swingline Lender shall be required to make a Swingline Loan to refinance an outstanding Swingline Borrowing. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans. All Swingline Loans shall be ABR Loans under this Agreement.
          (b) To request a Swingline Borrowing, the Borrower shall notify the Swingline Lenders of such request by telephone (confirmed by a Swingline Borrowing Request by telecopy) not later than 11:00 a.m., New York City time on the day of the proposed Swingline Borrowing. Each such notice and Swingline Borrowing Request shall be irrevocable and shall specify (i) the requested date (which shall be a Business Day), (ii) the amount of the requested Swingline Borrowing, (iii) the term of such Swingline Loan, and (iv) the location and number of the Borrower’s account to which funds are to be disbursed. Each Swingline Lender shall make each Swingline Loan to be made by it hereunder in accordance with Section 2.02(a) on the proposed date thereof by wire transfer of immediately available funds by 3:00 p.m., New York City time, to the account of the Borrower (or, in the case of a Swingline Borrowing made to finance the reimbursement of a Revolving L/C Disbursement as provided in Section 2.05(e), by remittance to the applicable Issuing Bank).
          (c) A Swingline Lender may by written notice given to the Administrative Agent (and to the other Swingline Lenders) not later than 10:00 a.m., New York City time on any Business Day, require the Revolving Facility Lenders to acquire participations on such Business Day in all or a portion of the outstanding Swingline Loans made by it. Such notice shall specify the aggregate amount of such Swingline Loans in which the Revolving Facility Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each such Lender, specifying in such notice such Lender’s Revolving Facility Percentage of such Swingline Loan or Loans. Each Revolving Facility Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent for the account of the applicable Swingline Lender, such Revolving Facility Lender’s Revolving Facility Percentage of such Swingline Loan or Loans. Each Revolving Facility Lender acknowledges and agrees that its respective obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Facility Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Revolving Facility Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the applicable Swingline Lender the amounts so received by it from the Revolving Facility Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph (c), and thereafter payments by the Borrower in respect of such Swingline Loan shall be made to the Administrative Agent and not to the applicable Swingline Lender. Any amounts received by a Swingline Lender from the Borrower (or any other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be remitted promptly to the Administrative Agent; any such amounts received by the Administrative Agent shall be remitted promptly by the Administrative Agent to the Revolving Facility Lenders that shall have made their payments pursuant to this paragraph and to such Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to such Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.
          Section 2.05. Revolving Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Revolving Letters of Credit denominated in U.S. Dollars for its own account or on behalf of any other Loan Party in a form reasonably acceptable to the applicable Issuing Bank, at any time and from time to time during the Availability Period and prior to the date that is five (5) Business Days prior to the Revolving Facility Maturity Date; provided, that, the aggregate face amount of any Revolving Letters of Credit issued on the Closing Date, together with the aggregate principal amount of any Revolving Loans borrowed on the Closing Date, shall not exceed U.S. $275.0 million. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, an Issuing Bank relating to any Revolving Letter of Credit, the terms and conditions of this Agreement shall control.

          (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Revolving Letter of Credit (or the amendment, renewal (other than an automatic renewal in accordance with paragraph (c) of this Section) or extension of an outstanding Revolving Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank and the Administrative Agent two (2) Business Days in advance of the requested date of issuance, amendment, renewal or extension, a notice requesting the issuance of a Revolving Letter of Credit, or identifying the Revolving Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Revolving Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Revolving Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to issue, amend, renew or extend such Revolving Letter of Credit. If requested by the applicable Issuing Bank, the Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Revolving Letter of Credit. A Revolving Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Revolving Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) the Revolving Facility Credit Exposure shall not exceed the total Revolving Facility Commitments and (ii) the aggregate available amount of all Revolving Letters of Credit issued by any Issuing Bank shall not exceed such Issuing Bank’s Revolving L/C Commitment.
          (c) Expiration Date. Each Revolving Letter of Credit shall expire at or prior to the close of business on the earlier of (A) unless the applicable Issuing Bank agrees to a later expiration date, the date one (1) year after the date of the issuance of such Revolving Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (B) the date that is five (5) Business Days prior to the Revolving Facility Maturity Date; provided that any Revolving Letter of Credit with a one-year tenor may provide for the automatic renewal thereof for additional one-year periods (which, in no event, shall extend beyond the date referred to in clause (B) of this paragraph (c)). Notwithstanding the foregoing, the Borrower may request the issuance of one or more Revolving Letters of Credit that expire at or prior to the close of business on the date that is five (5) Business Days prior to the Revolving Facility Maturity Date; provided that the Revolving L/C Exposure in respect of Revolving Letters of Credit issued pursuant to this sentence shall not exceed U.S.$10.0 million.
          (d) Participations. By the issuance of a Revolving Letter of Credit (or an amendment to a Revolving Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Revolving Facility Lenders, such Issuing Bank hereby grants to each Revolving Facility Lender, and each Revolving Facility Lender hereby acquires from such Issuing Bank, a participation in such Revolving Letter of Credit equal to such Revolving Facility Lender’s Revolving Facility Percentage of the aggregate amount available to be drawn under such Revolving Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Facility Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent in U.S. Dollars such Revolving Facility Lender’s Revolving Facility Percentage of each Revolving L/C Disbursement made by such Issuing Bank not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Facility Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Revolving Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Revolving Letter of Credit or the occurrence and continuance of a Default or Event of Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.
          (e) Reimbursement. If the applicable Issuing Bank shall make any Revolving L/C Disbursement in respect of a Revolving Letter of Credit, the Borrower shall reimburse such Revolving L/C Disbursement by paying to the Administrative Agent an amount equal to such Revolving L/C Disbursement in U.S. Dollars, not later than 3:00 p.m., New York City time, on the Business Day immediately following the date the Borrower receives notice under paragraph (g) of this Section of such Revolving L/C Disbursement; provided that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Loan, a Eurodollar Loan or a Swingline Borrowing in an equivalent amount, and, in each case to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Loan or Borrowing, as applicable; provided that in the case of any Eurodollar Loan, such request must be made three Business Days prior to such refinancing in accordance with Section 2.03. If the Borrower fails to reimburse any Revolving L/C Disbursement when due, then the Administrative Agent shall promptly notify the applicable Issuing Bank and each other Revolving Facility Lender of the applicable Revolving L/C Disbursement, the payment then due from the Borrower and, in the case of a Revolving Facility Lender, such Lender’s Revolving Facility Percentage thereof. Promptly following receipt of such notice, each Revolving Facility Lender shall pay to the Administrative Agent in U.S. Dollars its Revolving Facility Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Facility Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank in U.S. Dollars the amounts so received by it from the Revolving Facility Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Facility Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Facility Lender pursuant to this paragraph to reimburse an Issuing Bank for any Revolving L/C Disbursement (other than the funding of an ABR Loan, a Eurodollar Loan, or a Swingline Borrowing as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such Revolving L/C Disbursement.
          (f) Obligations Absolute. The obligation of the Borrower to reimburse Revolving L/C Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Revolving Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Revolving Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the applicable Issuing Bank under a Revolving Letter of Credit against presentation of a draft or other document that does not strictly comply with the terms of such Revolving Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder; provided that, in each case, payment by the Issuing Bank shall not have constituted gross negligence or willful misconduct. Neither the Administrative Agent, the Lenders nor any Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Revolving Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Revolving Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of such Issuing Bank; provided that the foregoing shall not be construed to excuse the applicable Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are determined by a court having jurisdiction to have been caused by (A) such Issuing Bank’s failure to exercise reasonable care when determining whether drafts and other documents presented under a Revolving Letter of Credit comply with the terms thereof or (B) such Issuing Bank’s refusal to issue a Revolving Letter of Credit in accordance with the terms of this Agreement. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the applicable Issuing Bank, such Issuing Bank shall be deemed to have exercised reasonable care in each such determination and each refusal to issue a Revolving Letter of Credit. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Revolving Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Revolving Letter of Credit.
          (g) Disbursement Procedures. The applicable Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Revolving Letter of Credit. Such Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Bank has made or will make a Revolving L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the Revolving Facility Lenders with respect to any such Revolving L/C Disbursement.
          (h) Interim Interest. If an Issuing Bank shall make any Revolving L/C Disbursement, then, unless the Borrower shall reimburse such Revolving L/C Disbursement in full on the date such Revolving L/C Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such Revolving L/C Disbursement is made to but excluding the date that the Borrower reimburses such Revolving L/C Disbursement, at the rate per annum equal to the rate per annum then applicable to ABR Loans; provided that, if such Revolving L/C Disbursement is not reimbursed by the Borrower when due pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Facility Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such Revolving Facility Lender to the extent of such payment.
          (i) Replacement of an Issuing Bank. An Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12. From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Revolving Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of such Issuing Bank under this Agreement with respect to Revolving Letters of Credit issued by it prior to such replacement but shall not be required to issue additional Revolving Letters of Credit.

          (j) Cash Collateralization. If any Event of Default shall occur and be continuing, (i) in the case of an Event of Default described in Section 7.01(h) or 7.01(i), as provided in the following proviso or (ii) in the case of any other Event of Default, on the third Business Day following the date on which the Borrower receives notice from the Administrative Agent (or, if the maturity of the Loans has been accelerated, Revolving Facility Lenders with Revolving L/C Exposure representing greater than 50% of the total Revolving L/C Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent (or an account in the name of the Administrative Agent with another institution designated by the Administrative Agent), in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash in U.S. Dollars equal to the Revolving L/C Exposure in respect of the Borrower as of such date plus any accrued and unpaid interest thereon; provided that, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Section 7.01, the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable in U.S. Dollars, without demand or other notice of any kind. The Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.11(b). Each such deposit pursuant to this paragraph or pursuant to Section 2.11(b) shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall control, including the exclusive right of withdrawal, such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of (A) for so long as an Event of Default shall be continuing, the Administrative Agent and (B) at any other time, the Borrower, in each case, in term deposits constituting Permitted Investments and at the risk and expense of the Borrower, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse each Issuing Bank for Revolving L/C Disbursements for which such Issuing Bank has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the Revolving L/C Reimbursement Obligations of the Borrower for the Revolving L/C Exposure at such time or, if the maturity of the Loans to the Borrower has been accelerated (but subject to the consent of Revolving Facility Lenders with Revolving L/C Exposure representing greater than 50% of the total Revolving L/C Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.11(b), such amount together with interest thereon (to the extent not applied as aforesaid) shall be returned to the Borrower as and to the extent that, after giving effect to such return, the Borrower would remain in compliance with Section 2.11(b) and no Event of Default shall have occurred and be continuing.
          (k) Additional Issuing Banks. From time to time, the Borrower may by notice to the Administrative Agent designate up to four Lenders that agree (in their sole discretion) to act in such capacity and are reasonably satisfactory to the Administrative Agent as Issuing Banks. Each such additional Issuing Bank shall execute a counterpart of this Agreement upon the approval of the Administrative Agent (which approval shall not be unreasonably withheld) and shall thereafter be an Issuing Bank hereunder for all purposes.
          (l) Reporting. Each Issuing Bank shall (i) provide to the Administrative Agent copies of any notice received from the Borrower pursuant to Section 2.05(b) no later than the next Business Day after receipt thereof, (ii) provide the Administrative Agent with a copy of the Revolving Letter of Credit, or the amendment, renewal or extension of the Revolving Letter of Credit, as applicable, on the Business Day on which such Issuing Bank issues, amends, renews or extends any Revolving Letter of Credit, (iii) on each Business Day on which such Issuing Bank makes any Revolving L/C Disbursement, advise the Administrative Agent of the date of such Revolving L/C Disbursement and the amount of such Revolving L/C Disbursement and (iv) on any other Business Day, furnish the Administrative Agent with such other information as the Administrative Agent shall reasonably request. If requested by any Lender, the Administrative Agent shall provide copies to such Lender of the documents referred to in clause (ii) of the preceding sentence.
          Section 2.06. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it to the Borrower hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time (or, in the case of Incremental Term Loans, such other time as shall be agreed to by the Incremental Term Lenders), to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to such account of the Borrower as is designated by the Borrower in the Borrowing Request; provided that ABR Loans and Swingline Borrowings made to finance the reimbursement of a Revolving L/C Disbursement and reimbursements as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank.
          (b) Unless the Agent shall have received notice from a Lender prior to the proposed time of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand (without duplication) such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.
          Section 2.07. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.
          (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly (but in any event on the same day) by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.
          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:
     (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);
     (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;
     (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and
     (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election.
If any such Interest Election Request made by the Borrower requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.
          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender to which such Interest Election Request relates of the details thereof and of such Lender’s portion of each resulting Borrowing.
          (e) If the Borrower fails to deliver a timely Interest Election Request with respect to one of its Eurodollar Borrowings prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period, the Borrower shall be deemed to have converted such Borrowing to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the written request (including a request through electronic means) of the Required Lenders (unless such Event of Default is an Event of Default under Section 7.01(h) or (i), in which case no such request shall be required), so notifies the Borrower, then, so long as an Event of Default is continuing, (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.
          Section 2.08. Termination and Reduction of Commitments. (a) Unless previously terminated, the Revolving Facility Commitments shall terminate on the Revolving Facility Maturity Date.
          (b) The Borrower may at any time terminate, or from time to time reduce, the Revolving Facility Commitments; provided that (i) each reduction of the Revolving Facility Commitments shall be in an amount that is an integral multiple of U.S.$500,000 and not less than U.S.$2.0 million (or, if less, the remaining amount of the Revolving Facility Commitments), and (ii) the Borrower shall not terminate or reduce the Revolving Facility Commitments if, after giving effect to any concurrent prepayment of the Revolving Facility Loans by the Borrower in accordance with Section 2.11, the Revolving Facility Credit Exposure would exceed the total Revolving Facility Commitments.
          (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Facility Commitments under paragraph (b) of this Section at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Facility Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Facility Commitments shall be permanent. Each reduction of the Revolving Facility Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Facility Commitments.
          Section 2.09. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Revolving Facility Lender the then unpaid principal amount of each Revolving Facility Loan on the Revolving Facility Maturity Date and (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Facility Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least seven Business Days after such Swingline Loan is made; provided that on each date that a Revolving Facility Borrowing (other than a Borrowing that is required to finance the reimbursement of a Revolving L/C Disbursement as contemplated by Section 2.05(e)) is made, the Borrower shall repay all Swingline Loans then outstanding.
          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
          (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Facility and the Type thereof and the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder, and (iii) any amount received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.
          (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence absent manifest error of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans made in accordance with the terms of this Agreement.
          (e) Any Lender may request that Loans made by it be evidenced by a promissory note substantially in the form of Exhibit G-1 or Exhibit G-2, as applicable. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including, to the extent requested by any assignee, after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).
          Section 2.10. Repayment of Loans. (a) To the extent not previously paid, all Revolving Facility Loans shall be due and payable on the Revolving Facility Maturity Date, and all Incremental Loans shall be due and payable as and when set forth in the joinder agreement with respect thereto and, to the extent not previously paid, all Incremental Term Loans shall be due and payable on the Incremental Maturity Date applicable to such Incremental Term Loans.
          (b) (x) all Net Proceeds pursuant to Section 2.11(c) shall be applied (i) first, ratably among the Incremental Term Lenders, in each case to prepay Incremental Term Loans in direct order of maturity to all amortization payments in respect of the Incremental Term Loans due in the immediately succeeding 24 month period from the date of such prepayment, and if any such Net Proceeds remain after such payment, then on a pro rata basis to the remaining amortization payments in respect of the Incremental Term Loans, (ii) second, if any excess Net Proceeds remain after prepaying all Incremental Term Loans then outstanding, applied ratably among the Swingline Lenders to prepay any outstanding Swingline Loans, and (iii) third, if any excess remains after prepaying all Swingline Loans then outstanding, applied ratably among the Revolving Lenders to prepay any Revolving Facility Loans then outstanding and (y) any optional prepayments of the Revolving Facility Loans or the Incremental Term Loans pursuant to Section 2.11(a) shall be applied ratably among the relevant Lenders under the Revolving Facility Loans or the Incremental Term Loans, as applicable, as directed by the Borrower.
          (c) Prior to any repayment of any Borrowing, the Borrower shall select the Borrowing or Borrowings to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 2:00 p.m., New York City time, (i) in the case of an ABR Borrowing, one Business Day before the scheduled date of such repayment and (ii) in the case of a Eurodollar Borrowing, three Business Days before the scheduled date of such repayment. Each repayment of a Borrowing (x) in the case of the Revolving Facility, shall be applied to the Revolving Facility Loans included in the repaid Borrowing such that each Revolving Facility Lender receives its ratable share of such repayment (based upon the respective Revolving Facility Credit Exposures of the Revolving Facility Lenders at the time of such repayment) and (y) in all other cases, shall be applied ratably to the Loans included in the repaid Borrowing. Notwithstanding anything to the contrary in the immediately preceding sentence, prior to any repayment of a Swingline Borrowing hereunder, the Borrower shall select the Borrowing or Borrowings to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 1:00 p.m., New York City time, on the scheduled date of such repayment.

          Section 2.11. Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay Revolving Facility Loans in whole or in part, without premium or penalty (but subject to Section 2.16), in an aggregate principal amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum or, if less, the amount outstanding, subject to prior notice in the form of Exhibit B hereto provided in accordance with Section 2.10(c). The Borrower shall have the right to prepay Incremental Term Loans as set forth in the applicable joinder agreement in respect of such Incremental Term Loans.
          (b) If on any date, the Administrative Agent notifies the Borrower that the Revolving Facility Credit Exposure exceeds the aggregate Revolving Facility Commitments of the Lenders on such date, the Borrower shall, as soon as practicable and in any event within two Business Days following such date, prepay the outstanding principal amount of any Revolving Facility Loans (and, to the extent after giving effect to such prepayment, the Revolving Facility Credit Exposure still exceeds the aggregate Revolving Facility Commitments of the Lenders, deposit cash collateral in an account with the Administrative Agent (or an account in the name of the Administrative Agent with another institution designated by the Administrative Agent) pursuant to Section 2.05(j)) such that the aggregate amount so prepaid by the Borrower and cash collateral so deposited in an account with the Administrative Agent (or an account in the name of the Administrative Agent with another institution designated by the Administrative Agent) pursuant to Section 2.05(j)) shall be sufficient to reduce such sum to an amount not to exceed the aggregate Revolving Facility Commitments of the Lenders on such date together with any interest accrued to the date of such prepayment on the aggregate principal amount of Revolving Facility Loans prepaid. The Administrative Agent shall give prompt notice of any prepayment required under this Section 2.11(b) to the Borrower and the Lenders.
          (c) The Borrower shall apply all Net Proceeds received by it or its Subsidiaries upon (and in any event within three Business Days of) receipt thereof to prepay any Incremental Term Loans and/or Revolving Facility Borrowings in accordance with paragraphs (b) and (c) of Section 2.10.
          (d) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Loans required to be made by the Borrower pursuant to paragraph (c) of this Section 2.11 at least five (5) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Lender of the contents of the Borrower’s prepayment notice and of such Lender’s pro rata share of the prepayment.
          (e) In the event of any termination of all the Revolving Facility Commitments, the Borrower shall, on the date of such termination, repay or prepay all its outstanding Revolving Facility Loans and all its outstanding Swingline Loans and terminate all its outstanding Revolving Letters of Credit and/or cash collateralize such Revolving Letters of Credit in accordance with Section 2.05(j). If as a result of any partial reduction of the Revolving Facility Commitments, the aggregate Revolving Facility Exposure would exceed the aggregate Revolving Facility Commitments of all Revolving Facility Lenders after giving effect thereto, then the Borrower shall, on the date of such reduction, repay or prepay Revolving Facility Loans or Swingline Loans (or a combination thereof) and/or cash collateralize Revolving Letters of Credit in an amount sufficient to eliminate such excess.
          Section 2.12. Fees. (a) The Borrower agrees to pay to each Lender, without duplication of any other amounts paid to such Lender (other than any Defaulting Lender), through the Administrative Agent, three Business Days after the last day of March, June, September and December in each year, and on the date on which the Revolving Facility Commitments of all the Lenders shall be terminated as provided herein, a commitment fee (a “Commitment Fee”) on the daily amount of the Available Unused Commitment of such Lender during the preceding quarter up until the last day of such quarter (or other period commencing with the Closing Date (or the last date on which such fee was paid) and ending with the last day of such quarter or the Revolving Facility Maturity Date or the date on which the last of the Commitments of such Lender shall be terminated, as applicable) at the rate per annum equal to 0.50%.
     All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. For the purpose of calculating any Lender’s Commitment Fee, the outstanding Swingline Loans during the period for which such Lender’s Commitment Fee is calculated shall be deemed to be zero. The Commitment Fee due to each Lender shall begin to accrue on the Closing Date and shall cease to accrue on the date on which the last of the Commitments of such Lender shall be terminated as provided herein.
          (b) The Borrower from time to time agrees to pay to each Revolving Facility Lender (other than any Defaulting Lender), through the Administrative Agent, three Business Days after the last day of March, June, September and December of each year and on the date on which the Revolving Facility Commitments of all the Lenders shall be terminated as provided herein, a fee (a “Revolving L/C Participation Fee”) on such Lender’s Revolving Facility Percentage of the daily aggregate Revolving L/C Exposure (excluding the portion thereof attributable to unreimbursed Revolving L/C Disbursements), during the preceding quarter (or shorter period commencing with the Closing Date (or the last date on which such fee was paid) and ending with the last day of such quarter or the Revolving Facility Maturity Date or the date on which the Revolving Facility Commitments shall be terminated, as applicable) at the rate per annum equal to the Applicable Margin for Eurodollar Revolving Facility Borrowings effective for each day in such period.
          (c) The Borrower from time to time agrees to pay to each Issuing Bank, for its own account, (x) on the last Business Day of March, June, September and December of each year and on the date on which the Revolving Facility Commitments of all the Lenders shall terminate as provided herein, a fronting fee in an amount equal to 0.25% per annum of the daily average stated amount of such Revolving Letter of Credit, in respect of each Revolving Letter of Credit issued by such Issuing Bank for the period from and including the date of issuance of such Revolving Letter of Credit to and including the termination of such Revolving Letter of Credit, plus (y) in connection with the issuance, amendment or transfer of any such Revolving Letter of Credit or any Revolving L/C Disbursement thereunder, such Issuing Bank’s customary documentary and processing charges (collectively, “Issuing Bank Fees”). All Revolving L/C Participation Fees and Issuing Bank Fees that are payable on a per annum basis shall be computed on the basis of the actual number of days elapsed in a year of 360 days.
          (d) The Borrower agrees to pay to the Administrative Agent, for the account of the Administrative Agent, the administrative fee set forth in clause (c) of the fourth paragraph of the Fee Letter at the times specified therein or such other administrative fee as agreed between the Borrower and the Administrative Agent in writing (such fees, the “Administrative Agent Fees”) and to pay all other fees due and payable under clauses (a) and (b) of the fourth paragraph of the Fee Letter, provided, that, for the avoidance of doubt, for purposes of calculating the fees payable under clauses (a) and (b) of the fourth paragraph of the Fee Letter, the aggregate amount of the Revolving Facility on the Closing Date shall be equal to $400,000,000.
          (e) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that Issuing Bank Fees shall be paid directly to the applicable Issuing Banks. Once paid, none of the Fees shall be refundable under any circumstances.
          Section 2.13. Interest. (a) The Borrower shall pay interest on the unpaid principal amount of each ABR Loan (including each Swingline Loan) at the Alternate Base Rate plus the Applicable Margin.
          (b) The Borrower shall pay interest on the unpaid principal amount of each Eurodollar Loan at the Adjusted Eurodollar Rate for the Interest Period in effect for such Eurodollar Loan plus the Applicable Margin.
          (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any Fees or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, the Borrower shall pay interest on such overdue amount, after as well as before judgment, at a rate per annum equal to (x) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (y) in the case of any other amount, 2.00% plus the rate applicable to ABR Loans with respect to the Revolving Facility in paragraph (a) of this Section; provided that this paragraph (c) shall not apply to any Default or Event of Default that has been waived by the Lenders pursuant to Section 9.08.
          (d) Accrued interest on each Loan shall be payable by the Borrower in arrears on each Interest Payment Date for such Loan, and in the case of (i) Revolving Facility Loans, upon termination of the Revolving Facility Commitments and (ii) Incremental Term Loans, on the applicable Incremental Maturity Date; provided that (x) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (y) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (z) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.
          (e) All computations of interest shall be made by the Administrative Agent taking into account the actual number of days occurring in the period for which such interest is payable pursuant to this Section, and (i) if based on the Alternate Base Rate (if based on the Prime Rate), a year of 365 days or 366 days, as the case may be; or (ii) otherwise, on the basis of a year of 360 days.
          Section 2.14. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:
          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted Eurodollar Rate for such Interest Period; or
          (b) the Administrative Agent is advised by the Required Lenders or the Majority Lenders under the Revolving Facility or any Facility of Incremental Term Loans that the Eurodollar Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period; then the Administrative Agent shall give written notice thereof to the Borrower and the Lenders as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (x) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and such Borrowing shall be converted to an ABR Borrowing on the last day of the Interest Period applicable thereto, and (y) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing or shall be made as a Borrowing bearing interest at such rate as the Required Lenders or the Majority Lenders under the

Revolving Facility or any Facility of Incremental Term Loans shall agree adequately reflects the costs to the Revolving Facility Lenders of making the Loans comprising such Borrowing.
          Section 2.15. Increased Costs. (a) If any Change in Law shall:
     (i) impose, modify or deem applicable any reserve, special deposit, FDIC insurance or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted Eurodollar Rate) or Issuing Bank; or
     (ii) impose on any Lender or Issuing Bank or the London interbank market any tax, costs, expenses or other condition affecting this Agreement or Loans made by such Lender or any Revolving Letter of Credit or participation therein (including a condition similar to the events described in clause (i) above in the form of a tax, cost or expense) (except in each case (A) for Indemnified Taxes indemnified pursuant to Section 2.17 and Excluded Taxes and (B) for changes in the rate of tax on the overall rate of net income of such Lender);
and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Loan) to the Borrower or to increase the cost to such Lender or Issuing Bank of participating in, issuing or maintaining any Revolving Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise) (except in each case (A) for Indemnified Taxes indemnified pursuant to Section 2.17 and Excluded Taxes and (B) for changes in the rate of tax on the overall rate of net income of such Lender), then the Borrower will pay to such Lender or Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or Issuing Bank, as applicable, for such additional costs incurred or reduction suffered in connection therewith.
          (b) If any Lender or Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or any of the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank or as a consequence of the Commitments to make any of the foregoing, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrower shall pay to such Lender or such Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered in connection therewith.
          (c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as applicable, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or Issuing Bank, as applicable, the amount shown as due on any such certificate within 10 days after receipt thereof.
          (d) Promptly after any Lender or any Issuing Bank has determined that it will make a request for increased compensation pursuant to this Section 2.15, such Lender or Issuing Bank shall notify the Borrower thereof. Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or Issuing Bank, as applicable, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.
          Section 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to be the amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Eurodollar Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue a Eurodollar Loan, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in U.S. Dollars of a comparable amount and period from other banks in the Eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.
          Section 2.17. Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if a Loan Party, the Administrative Agent or any other Person acting on behalf of the Administrative Agent in regards to payments hereunder shall be required to deduct Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable by the Loan Party shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender, or Issuing Bank, as applicable, receives an amount equal to the sum it would have received had no such deductions for Indemnified Taxes and Other Taxes been made, (ii) such Loan Party, if required to deduct any such Taxes, shall make such deductions and (iii) such Loan Party, if required to deduct any such Taxes, shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.
          (b) In addition, each Loan Party shall pay any Other Taxes payable on account of any obligation of such Loan Party and upon the execution, delivery or enforcement of, or otherwise with respect to, the Loan Documents, to the relevant Governmental Authority in accordance with applicable law.
          (c) Each Loan Party shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within 30 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (other than Indemnified Taxes or Other Taxes resulting from gross negligence or willful misconduct of the Administrative Agent, such Lender or such Issuing Bank) without duplication of any amounts indemnified under Section 2.17(a)) paid by the Administrative Agent or such Lender or Issuing Bank, as applicable, on or with respect to any payment by or on account of any obligation of such Loan Party under, or otherwise with respect to, any Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that a certificate as to the amount of such payment or liability and setting forth in reasonable detail the basis and calculation for such payment or liability delivered to such Loan Party by a Lender or an Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error of the Lender, the Issuing Bank or the Administrative Agent, as applicable.
          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Loan Party to a Governmental Authority, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
          (e) Each Lender or Issuing Bank that is not a “United States Person” as defined in Section 7701(a)(30) of the Code (a “Non-U.S. Lender”) shall, to the extent it may lawfully do so, deliver to the Borrower and the Administrative Agent two copies of U.S. Internal Revenue Service Form W-8BEN (claiming the benefits of an applicable income tax treaty), W-8EXP, W-8IMY (together with any required attachments) or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a statement substantially in the form of Exhibit H and a Form W-8BEN, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-U.S. Lender (with any other required forms attached) claiming complete exemption from or a reduced rate of U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Each Lender or Issuing Bank that is not a Non-U.S. Lender shall, to the extent it may lawfully do so, deliver to the Borrower and the Administrative Agent two copies of U.S. Internal Revenue Service Form W-9, properly completed and duly executed by such Lender or Issuing Bank, claiming complete exemption (or otherwise establishing an exemption) from U.S. backup withholding on all payments under this Agreement and the other Loan Documents. Such forms shall be delivered by each Lender or Issuing Bank, to the extent it may lawfully do so, on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Lender or Issuing Bank, to the extent it may lawfully do so, shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Lender or Issuing Bank. Each Lender or Issuing Bank shall promptly notify the Borrower and the Administrative Agent at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower or the Administrative Agent (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Without limiting the foregoing, any Lender or Issuing Bank that is entitled to an exemption from or reduction of withholding Tax otherwise indemnified against by a Loan Party pursuant to this Section 2.17 with respect to payments under any Loan Document shall deliver to the Borrower or the relevant Governmental Authority (with a copy to the Administrative Agent), to the extent such Lender or Issuing Bank is legally entitled to do so, at the time or times prescribed by applicable law such properly completed and executed documentation prescribed by applicable law as may reasonably be requested by the Borrower or the Administrative Agent to permit such payments to be made without such withholding tax or at a reduced rate; provided that in such Lender’s or Issuing Bank’s judgment such completion, execution or submission would not materially prejudice such Lender or Issuing Bank.

          (f) If the Administrative Agent, Lender or Issuing Bank determines, in good faith and in its sole discretion, that it has received a refund of Indemnified Taxes or Other Taxes as to which it has been indemnified by a Loan Party or with respect to which a Loan Party has paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to such Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 2.17 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, Lender or Issuing Bank (including any Taxes imposed with respect to such refund) as is determined by the Administrative Agent, Lender or Issuing Bank in good faith and in its sole discretion, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such Loan Party, upon the request of the Administrative Agent, Lender or Issuing Bank, agrees to repay as soon as reasonably practicable the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, Lender or Issuing Bank in the event such Administrative Agent, Lender or Issuing Bank is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Administrative Agent, Lender or Issuing Bank to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the Loan Parties or any other Person.
          Section 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) Unless otherwise specified, the Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of Revolving L/C Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 2:00 p.m., New York City time, on the date when due, in immediately available funds, without condition or deduction for any defense, recoupment, set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account designated to the Borrower by the Administrative Agent, except payments to be made directly to the applicable Issuing Bank or the applicable Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.05 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder of (i) principal or interest in respect of any Loan or (ii) Revolving L/C Reimbursement Obligations shall in each case be made in U.S. Dollars. All payments of other amounts due hereunder or under any other Loan Document shall be made in U.S. Dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment.
          (b) If at any time insufficient funds are received by and available to the Administrative Agent from the Borrower to pay fully all amounts of principal, unreimbursed Revolving L/C Disbursements, interest and fees then due from the Borrower hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due from the Borrower hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed Revolving L/C Disbursements then due from the Borrower hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed Revolving L/C Disbursements then due to such parties.
          (c) If any Lender shall, by exercising any right of set-off or counterclaim, through the application of any proceeds of Collateral or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Facility Loans or Incremental Term Loans or participations in Revolving L/C Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Facility Loans or Incremental Term Loans and participations in Revolving L/C Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in Revolving Facility Loans or Incremental Term Loans and participations in Revolving L/C Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Facility Loans or Incremental Term Loans and participations in Revolving L/C Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph (c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Revolving L/C Disbursements to any assignee or participant, other than to the Borrower or any Loan Party (as to which the provisions of this paragraph (c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

          (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment by the Borrower is due to the Administrative Agent for the account of the Lenders or the applicable Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable Issuing Bank, as applicable, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the applicable Issuing Bank, as applicable, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
          (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b) or 2.18(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.
          Section 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if any Loan Party is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as applicable, in the future and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material respect. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
          (b) If any Lender requests compensation under Section 2.15, or if any Loan Party is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or is a Defaulting Lender, then such Loan Party may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04, all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) such Loan Party shall have received the prior written consent of the Administrative Agent and, solely in the case of an assignment of Revolving Facility Commitments and/or Revolving Facility Loans, each Issuing Bank and each Swingline Lender, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Revolving L/C Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or such Loan Party (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. Nothing in this Section 2.19 shall be deemed to prejudice any rights that any Loan Party may have against any Lender that is a Defaulting Lender.
          (c) If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver, discharge or termination which pursuant to the terms of Section 9.08 requires the consent of all of the Lenders affected and with respect to which the Required Lenders shall have granted their consent, then provided no Event of Default then exists, the Borrower shall have the right (unless such Non-Consenting Lender grants such consent) to replace such Non-Consenting Lender by requiring such Non-Consenting Lender to assign its Loans and Commitments hereunder to one or more assignees reasonably acceptable to the Administrative Agent and, solely in the case of an assignment of Revolving Facility Commitments and/or Revolving Facility Loans, each Issuing Bank and each Swingline Lender, provided that: (i) all Obligations of the Borrower owing to such Non-Consenting Lender being replaced shall be paid in full to such Non-Consenting Lender concurrently with such assignment, and (ii) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. In connection with any such assignment the Borrower, Administrative Agent, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 9.04.
          Section 2.20. Increase in Revolving Facility Commitments; Incremental Term Loan Commitments. (a) Incremental Commitments. At any time following the earlier of (x) completion of the syndication of the Revolving Loan Facility (as reasonably determined by the Administrative Agent) and (y) 90 days after the Closing Date and prior to the Revolving Facility Maturity Date, the Borrower may by written notice to the Administrative Agent elect to request an increase to the existing Revolving Facility Commitments (any such increase, the “Incremental Revolving Facility Commitments”) and/or may request that commitments be made in respect of term loans (the “Incremental Term Facility Commitments” and together with the Incremental Revolving Facility Commitments, if any, the “Incremental Commitments”), in an aggregate principal amount, collectively, not to exceed the greater of (x) U.S.$50.0 million and (y) U.S.$100.0 million if on a Pro Forma Basis, after giving effect to the incurrence of such Incremental Term Loans or such Incremental Revolving Facility Commitments, the First Lien Leverage Ratio would not exceed 3.50 to 1.00, or, in each case, a lesser amount in integral multiples of U.S.$5.0 million. Such notice shall specify the date (an “Increased Amount Date”) on which the Borrower proposes that the Incremental Commitments, and in the case of Incremental Term Facility Commitments, the date the Incremental Term Loans, shall be made available, which shall be a date not less than 5 Business Days after the date on which such notice is delivered to the Administrative Agent. The Borrower shall notify the Administrative Agent in writing of the identity of each Revolving Facility Lender or other financial institution (which in any event shall not be the Borrower or an Affiliate of the Borrower) reasonably acceptable to the Administrative Agent, and in the case of any Person committing to any Incremental Revolving Facility Commitment, reasonably acceptable to the Issuing Banks and the Swingline Lenders (each, an “Incremental Revolving Facility Lender,” an “Incremental Term Lender”, or generally, an “Incremental Lender”, as applicable) to whom the Incremental Commitments have been (in accordance with the prior sentence) allocated and the amounts of such allocations; provided that any Lender approached to provide all or a portion of the Incremental Commitments may elect or decline, in its sole discretion, to provide an Incremental Commitment. Such Incremental Commitments shall become effective as of such Increased Amount Date, and in the case of Incremental Term Facility Commitments, such new Loans in respect thereof (“Incremental Term Loans”) shall be made on such Increased Amount Date; provided that (i) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to such Incremental Commitments and Incremental Term Loans; (ii) the representations and warranties contained in Article III and the other Loan Documents shall be true and correct in all material respects on and as of the Increased Amount Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date; (iii) the Borrower and its Subsidiaries shall be in compliance, on a Pro Forma Basis after giving effect to such Incremental Commitments and Incremental Term Loans, with the covenants contained in Section 6.10 and Section 6.11 recomputed as at the last day of the most recently ended fiscal quarter of the Borrower and its Subsidiaries; (iv) such increase in the Incremental Commitments shall be evidenced by one or more joinder agreements executed and delivered to Administrative Agent by each Incremental Lender, as applicable, and each shall be recorded in the register, each of which shall be reasonably satisfactory to the Administrative Agent and subject to the requirements set forth in Section 2.17(e); (v) the Borrower shall make any payments required pursuant to Section 2.16 in connection with the provisions of the Incremental Commitments; (vi) the Borrower and its Affiliates shall not be permitted to commit to or participate in any Incremental Commitments or make any Incremental Term Loans and (vii) if the Applicable Margin for any Incremental Term Loan exceeds the then applicable Applicable Margin for the Revolving Facility by more than 50 basis points (the excess of (A) such Applicable Margin for the Incremental Term Loans over (B) the Applicable Margin for the Revolving Facility plus 50 basis points being the relevant “Margin Differential”), then each Applicable Margin for the Revolving Facility for each adversely affected existing Revolving Facility Commitment shall automatically be increased by the Margin Differential effective upon the making of the Incremental Term Loan. Each of the parties hereto hereby agrees that, upon the effectiveness of any joinder agreements in connection with any Incremental Commitments as described in the preceding sentence, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Commitments and the Incremental Term Loans evidenced thereby, and the Administrative Agent and the Borrower may revise this Agreement to evidence such amendments without the consent of any Lender.
          (b) On any Increased Amount Date on which Incremental Revolving Facility Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, (i) each of the existing Revolving Facility Lenders shall assign to each of the Incremental Revolving Facility Lenders, and each of the Incremental Revolving Facility Lenders shall purchase from each of the existing Revolving Facility Lenders, at the principal amount thereof, such interests in the outstanding Revolving Facility Loans and participations in Revolving Letters of Credit and Swingline Loans outstanding on such Increased Amount Date that will result in, after giving effect to all such assignments and purchases, such Revolving Facility Loans and participations in Revolving Letters of Credit and Swingline Loans being held by existing Revolving Facility Lenders and Incremental Revolving Facility Lenders ratably in accordance with their Revolving Facility Commitments after giving effect to the addition of such Incremental Revolving Facility Commitments to the Revolving Facility Commitments, (ii) each Incremental Revolving Facility Commitment shall be deemed for all purposes a Revolving Facility Commitment and each Loan made thereunder shall be deemed, for all purposes, a Revolving Facility Loan and have the same terms as any existing Revolving Facility Loan and (iii) each Incremental Revolving Facility Lender shall become a Lender with respect to the Revolving Facility Commitments and all matters relating thereto.
          (c) Subject to the satisfaction of the foregoing terms and conditions, any loans made in respect of any Incremental Term Loan Commitment shall be made as a new tranche of term loans (an “Additional Term Loan Tranche”) or as part of an existing Additional Term Loan Tranche previously incurred pursuant to this Section 2.20; provided that (x) any Additional Term Loan Tranche shall not mature prior to the Revolving Facility Maturity Date and the Additional Term Loan Tranche shall include such scheduled amortization provisions as determined by the Borrower and the Incremental Term Lenders committing to such Additional Term Loan Tranche, (y) the interest rates applicable to such Additional Term Loan Tranche shall be determined by the Borrower and the Incremental Term Lenders and (z) the Additional Term Loan Tranche shall be on terms and pursuant to documentation to be determined by the Borrower and the Incremental Term Lenders, provided that to the extent such terms and documentation are not consistent with the Revolving Facility, except to the extent provided by sub-clauses (x) and (y) above and except to the extent necessary to reflect inherent differences between term loan facilities and revolving credit facilities, they shall be reasonably satisfactory to the Administrative Agent.

          (d) All Incremental Term Loans made on any Increased Amount Date will be made in accordance with the procedures set forth in Section 2.03.
          (e) The Administrative Agent shall notify the Lenders promptly upon receipt of the Borrower’s notice of an Increased Amount Date and, in respect thereof, the Incremental Commitments and the Incremental Lenders.
          (f) As a condition precedent to the Borrower’s incurrence of additional Indebtedness pursuant to this Section 2.20, (i) the Borrower shall, and shall cause each Loan Party to, enter into, and deliver to the Administrative Agent and the Collateral Agent, reaffirmations of the guarantees and the security interests and Liens granted by the Loan Parties under the Collateral Documents in a form reasonably satisfactory to the Administrative Agent and the Collateral Agent and (ii) with respect to any Mortgaged Property, the Borrower shall, and shall cause each Loan Party to, enter into, and deliver to the Administrative Agent and the Collateral Agent, upon the reasonable request of the Administrative Agent and/or the Collateral Agent (x) mortgage modifications or new Mortgages with respect to any Mortgaged Property in each case in proper form for recording in the relevant jurisdiction and in a form reasonably satisfactory to the Administrative Agent and the Collateral Agent and (y) all other items reasonably requested by the Collateral Agent that are reasonably necessary to maintain the continuing perfection or priority of the Lien of the Mortgages as security for such Obligations.
          Section 2.21. Illegality. If any Lender reasonably determines that any change in law has made it unlawful, or that any Governmental Authority has asserted after the Closing Date that it is unlawful, for any Lender or its applicable lending office to make or maintain any Eurodollar Loans, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligations of such Lender to make or continue Eurodollar Loans or to convert ABR Borrowings to Eurodollar Borrowings, as the case may be, shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), convert all such Eurodollar Borrowings of such Lender to ABR Borrowings on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Borrowings to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.
          Section 2.22. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
          (a) fees shall cease to accrue on the unfunded portion of the Commitments of such Defaulting Lender pursuant to Section 2.12(a);
          (b) the aggregate principal amount of Loans, Revolving L/C Exposures, Swingline Exposures and Available Unused Commitment of such Defaulting Lender shall not be included in determining whether all Lenders, Required Lenders, Majority Lenders or affected Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 9.08); provided that (i) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than other affected Lenders shall require the consent of such Defaulting Lender, (ii) the Commitment of such Defaulting Lender may not be increased or extended without the consent of such Defaulting Lender and (iii) any amendment that reduces the principal amount of, or rate of interest on, any Loan made by such Defaulting Lender, shall require the consent of such Defaulting Lender;
          (c) if any Swingline Exposure or Revolving L/C Exposure exists at the time a Lender becomes a Defaulting Lender then:
     (i) all or any part of such Swingline Exposure or Revolving L/C Exposure shall be reallocated among the non-Defaulting Lenders in accordance with their respective Revolving Facility Percentages but only to the extent (x) such reallocation does not cause the aggregate Revolving Facility Credit Exposure of any non-Defaulting Lender to exceed such non-Defaulting Lender’s Revolving Facility Commitment and (y) the conditions set forth in Section 4.01 are satisfied at such time; and
     (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within five Business Days following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize such Defaulting Lender’s Revolving L/C Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.05(j) for so long as such Revolving L/C Exposure is outstanding;
     (iii) if the Borrower cash collateralizes any portion of such Defaulting Lender’s Revolving L/C Exposure pursuant to Section 2.22(c)(ii)(y), the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12 with respect to such Defaulting Lender’s Revolving L/C Exposure during the period such Defaulting Lender’s Revolving L/C Exposure is cash collateralized;

     (iv) if the Swingline Exposure or Revolving L/C Exposure of the non-Defaulting Lenders is reallocated pursuant to Section 2.22(c)(i), then the fees payable to the Lenders pursuant to Section 2.12 shall be adjusted in accordance with such non-Defaulting Lenders’ Revolving Facility Percentage; and
     (v) if any Defaulting Lender’s Revolving L/C Exposure is neither cash collateralized nor reallocated pursuant to Section 2.22(c)(i) or (ii), then, without prejudice to any rights or remedies of the Issuing Bank or any Lender hereunder, all facility fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Revolving L/C Commitment that was utilized by such Revolving L/C Exposure) and all Revolving L/C Participation Fees payable under Section 2.12(b) with respect to such Defaulting Lender’s Revolving L/C Exposure shall be payable to the applicable Issuing Bank until such Revolving L/C exposure is cash collateralized and / or reallocated;
          (d) so long as any Lender is a Defaulting Lender, no Swingline Lender shall be required to fund any Swingline Loan and no Issuing Bank shall be required to issue, amend or increase any Revolving Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Revolving Facility Commitments of the non-Defaulting Lenders or cash collateral will be provided by the Borrower in accordance with Section 2.22(c), and participating interests in any such newly issued or increased Revolving Letter of Credit or newly made Swingline Loan shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.22(c)(i) (and Defaulting Lenders shall not participate therein); and
          (e) Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender shall be applied at such time or times as may be determined by the Administrative Agent as follows: (i) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder, (ii) second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank or Swingline Lender, (iii) third, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, (iv) fourth, if so determined by the Administrative Agent or requested by an Issuing Bank or Swingline Lender, held in such account as cash collateral for future funding obligations of the Defaulting Lender in respect of any existing or future participating interest in any Swingline Loan or Revolving Letter of Credit, (v) fifth, to the payment of any amounts owing to the Lenders or an Issuing Bank or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender or such Issuing Bank or Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement, (vi) sixth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement and (vii) seventh, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction, provided, with respect to this clause (vii), that if such payment is (x) a prepayment of the principal amount of any Loans in respect of which a Defaulting Lender has funded its participation obligations and (y) made at a time when the conditions set forth in Section 2.11 are satisfied, such payment shall be applied solely to prepay the Loans of, and reimbursement obligations owed to, all non-Defaulting Lenders pro rata prior to being applied to the prepayment of any Loans, or reimbursement obligations owed to, any Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to Section 2.05(j) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.
          (f) In the event that the Administrative Agent, the Borrower, each Issuing Bank and each Swingline Lender each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and Revolving L/C Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Facility Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Revolving Facility Percentage.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     The Borrower represents and warrants to each of the Lenders with respect to itself and each of its Relevant Subsidiaries, and the Subsidiaries to the extent applicable, that:
          Section 3.01. Organization; Powers. The Borrower and each of its Relevant Subsidiaries (a) is duly organized, validly existing and (if applicable) in good standing under the laws of the jurisdiction of its organization except for such failure to be in good standing which could not reasonably be expected to have a Material Adverse Effect (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (c) is qualified to do business in each jurisdiction where such qualification is required, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow and otherwise obtain credit hereunder.

          Section 3.02. Authorization. The execution, delivery and performance by the Borrower and each of its Relevant Subsidiaries of each of the Loan Documents to which it is a party, and the borrowings hereunder and the Transactions (a) have been duly authorized by all necessary corporate, stockholder, limited liability company or partnership action required to be obtained by the Borrower and such Relevant Subsidiaries and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any such Relevant Subsidiary, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, lease, agreement or other instrument to which the Borrower or any such Relevant Subsidiary is a party or by which any of them or any of their respective property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, lease, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this clause (b), could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (c) will not result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any such Relevant Subsidiary, other than the Liens permitted by Section 6.02.
          Section 3.03. Enforceability. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document when executed and delivered by each Loan Party that is party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) implied covenants of good faith and fair dealing.
          Section 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions except for (a) the filing of UCC financing statements, (b) filings with the United States Patent and Trademark Office and the United States Copyright Office or, with respect to intellectual property which is the subject of registration or application for registration outside the United States, such applicable patent, trademark or copyright office or other intellectual property authority, (c) recordation of the Mortgages, (d) such consents, authorizations, filings or other actions that have either (i) been made or obtained and are in full force and effect or (ii) are listed on Schedule 3.04, and (iii) such actions, consents, approvals, registrations or filings, the failure to be obtained or made which could not reasonably be expected to have a Material Adverse Effect.
          Section 3.05. Financial Statements. There has heretofore been furnished to the Lenders the following (and the following representations and warranties are made with respect thereto):
          (a) The audited consolidated balance sheets as of December 31, 2007, December 31, 2008 and December 31, 2009 and the related audited consolidated statements of operations and retained earnings, comprehensive income and cash flows of the Borrower for the years ended December 31, 2007, December 31, 2008 and December 31, 2009, were prepared in accordance with GAAP applied not only during such periods but also as compared to the periods covered by the financial statements of the Borrower referred to in paragraph (b) of this Section 3.05 (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Borrower as of the dates thereof and its consolidated results of operations and cash flows for the period then ended.
          (b) The unaudited interim consolidated balance sheet as of June 30, 2010, and the related statements of income, stockholders’ equity and cash flows of the Borrower for each completed fiscal quarter since the date of the most recent audited financial statements and ending 45 days prior to the Closing Date were prepared in accordance with GAAP consistently applied not only during such periods but also as compared to the periods covered by the financial statements of the Borrower referred to in paragraph (a) of this Section 3.05 (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Borrower as of the dates thereof and its consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments).
          (c) The pro forma consolidated balance sheet of the Borrower as of June 30, 2010, prepared giving effect to the Transactions as if the Transactions had occurred on such date. Such pro forma consolidated balance sheet (i) was prepared in good faith based on assumptions that are believed by the Borrower to be reasonable as of the Closing Date (it being understood that such assumptions are based on good faith estimates with respect to certain items and that the actual amounts of such items on the Closing Date is subject to variation), (ii) accurately reflects all adjustments necessary to give effect to the Transactions and (iii) presents fairly, in all material respects, the pro forma financial position of the Borrower and its Subsidiaries as of June 30, 2010, as if the Transactions had occurred on such date.
          Section 3.06. No Material Adverse Effect. Since December 31, 2009, there has been no event or occurrence which has resulted in or would reasonably be expected to result in, individually or in the aggregate, any Material Adverse Effect.

          Section 3.07. Title to Properties; Possession Under Leases. (a) The Borrower and its Relevant Subsidiaries have good and valid record fee simple title to all Real Property, subject solely to Prior Liens and Permitted Encumbrances and except where the failure to have such title could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Borrower and its Relevant Subsidiaries have maintained, in all material respects and in accordance with normal industry practice, all of the machinery, equipment, vehicles, facilities and other tangible personal property now owned or leased by the Borrower and its Relevant Subsidiaries that is necessary to conduct their business as it is now conducted. All Mortgaged Properties are free and clear of Liens other than Prior Liens and Permitted Encumbrances.
          (b) The Borrower and its Relevant Subsidiaries have complied with all obligations under all leases to which it is a party, except where the failure to comply could not have a Material Adverse Effect, and all such leases are in full force and effect, except leases in respect of which the failure to be in full force and effect could not reasonably be expected to have a Material Adverse Effect. The Borrower and each of its Relevant Subsidiaries enjoy peaceful and undisturbed possession under all such leases, other than leases in respect of which the failure to enjoy peaceful and undisturbed possession could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
          (c) The Borrower and its Relevant Subsidiaries have good title to or valid leasehold interests (subject to Permitted Encumbrances) in all real property set forth on Schedule 3.17, except as could not reasonably be expected to have a Material Adverse Effect.
          (d) The Borrower and its Relevant Subsidiaries own or possess, or have the right to use or could obtain ownership or possession of or a right to use, on terms not materially adverse to it, all patents, trademarks, service marks, trade names and copyrights necessary for the present conduct of their business, without any known conflict with the rights of others, and free from any burdensome restrictions, except where such conflicts and restrictions could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
          (e) As of the Closing Date, neither the Borrower nor any of its Relevant Subsidiaries has received any notice of any pending or contemplated condemnation proceeding affecting any of the Mortgaged Properties or any sale or disposition thereof in lieu of condemnation that remains unresolved as of the Closing Date, except as set forth on Schedule 3.07(e).
          (f) Neither the Borrower nor any of its Relevant Subsidiaries is obligated on the Closing Date under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein, except as permitted under Section 6.02 or 6.05.
          (g) Schedule 3.07(g) sets forth as of the Closing Date the name and jurisdiction of incorporation, formation or organization of each Subsidiary of the Borrower and, as to each such Subsidiary, the percentage of each class of Equity Interests owned by the Borrower or by any such Subsidiary, indicating the ownership thereof.
          (h) As of the Closing Date, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments of any nature relating to any Equity Interests of the Borrower or any of its Relevant Subsidiaries, except as set forth on Schedule 3.07(h).
          Section 3.08. Litigation; Compliance with Laws. (a) Except as set forth on Schedule 3.08(a), there are no actions, suits, investigations or proceedings at law or in equity or by or on behalf of any Governmental Authority or in arbitration now pending against, or, to the knowledge of the Borrower, threatened in writing against or affecting, the Borrower or any of its Relevant Subsidiaries or any business, property or rights of any such Person (i) as of the Closing Date, that involve any Loan Document or the Transactions or (ii) which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected, individually or in the aggregate, to materially adversely affect the Transactions. Neither the Borrower nor, to the knowledge of any of the Loan Parties, any of its Affiliates is in violation of any laws relating to terrorism or money laundering, including Executive Order No. 13224 on Terrorist Financing, effective September 23, 2001, and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 (signed into law on October 26, 2001) (the “U.S.A. PATRIOT Act”).
          (b) (i) None of the Borrower, any Relevant Subsidiary or their respective properties or assets is in violation of (nor will the continued operation of their material properties and assets as currently conducted violate) any currently applicable law, rule or regulation (including, but not limited to any FERC laws and regulations, Public Utility Commission of Texas regulations, Railroad Commission of Texas regulations, zoning, building, ordinance, code or approval or any building permit), or any restriction of record or agreement affecting any Mortgaged Property or is in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) each of the Borrower and each Relevant Subsidiary holds all permits, licenses, registrations, certificates, approvals, consents, clearances and other authorizations from any Governmental Authority required under any currently applicable law, rule or regulation for the operation of its business as presently conducted, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (iii) neither the Borrower nor any Relevant Subsidiary (A) is subject to regulation “as a natural-gas company” under the Natural Gas Act (“NGA”); or (B) is subject to regulation as a “public utility,” a “gas utility,” a “gas company” or other similar term under the laws of any state and (iv) none of the Lenders, the Agents and the Joint Lead Arrangers, solely by virtue of the execution, delivery and performance of this Agreement or the other Loan Documents, or consummation of the Transactions contemplated hereby and thereby, shall be or become: (A) a “public-utility company,” a “holding company,” an “affiliate” of a “holding company,” an “associate company” of a “holding company,” or a “subsidiary company” of a “holding company,” as each such term is defined in PUHCA, or otherwise subject to regulation under PUHCA; (B) a “natural-gas company” or subject to regulation under the NGA; or (C) subject to regulation under the laws of any state with respect to public utilities.
          Section 3.09. Federal Reserve Regulations. (a) Neither the Borrower nor any of its Relevant Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.
          (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or Regulation X.
          Section 3.10. Investment Company Act. Neither the Borrower nor any of its Relevant Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.
          Section 3.11. Use of Proceeds. The Borrower will use the proceeds of the Revolving Facility Loans and Swingline Loans, and may request the issuance of Revolving Letters of Credit, solely for general corporate purposes (including the Closing Date Refinancing). Notwithstanding the foregoing, the Borrower will use proceeds of Revolving Loans drawn and Revolving Letters of Credit issued on the Closing Date solely to consummate the Closing Date Refinancing and to pay fees and expenses related thereto; provided, that, the aggregate principal amount of Revolving Loans borrowed on the Closing Date, together with the aggregate face amount of any Revolving Letters of Credit issued on the Closing Date, shall not exceed U.S. $275.0 million.
          Section 3.12. Tax Returns. Except as set forth on Schedule 3.12, each of the Borrower and its Subsidiaries (i) has timely filed or caused to be timely filed all federal, state, local and non-U.S. Tax returns required to have been filed by it and each such Tax return is complete and accurate in all respects and (ii) has timely paid or caused to be timely paid all Taxes due and payable by it and all other Taxes or assessments, except in each case referred to in clauses (i) or (ii) above, (1) if the failure to comply would not cause a Material Adverse Effect or (2) if the Taxes or assessments are being contested in good faith by appropriate proceedings in accordance with Section 5.03 and for which the Borrower or any of its Subsidiaries (as the case may be) has set aside on its books adequate reserves in accordance with GAAP.
          Section 3.13. No Material Misstatements. (a) All written information (other than the Projections, estimates and information of a general economic nature) (the “Information”) concerning the Borrower and its Subsidiaries, the Transaction and any other transactions contemplated hereby included in the Information Memorandum or otherwise prepared by or on behalf of the Administrative Agent in connection with the Transaction or the other transactions contemplated hereby, when taken as a whole, was true and correct in all material respects, as of the date such Information was furnished to the Lenders and as of the Closing Date, and did not contain any untrue statement of a material fact as of any such date or omit to state any material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made.
          (b) The Projections prepared by or on behalf of the Borrower or any of its representatives and that have been made available to any Lenders or the Administrative Agent in connection with the Transactions or the other transactions contemplated hereby (i) have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable as of the date thereof, as of the date such Projections were furnished to the Initial Lenders and as of the Closing Date, and (ii) as of the Closing Date, have not been modified in any material respect by the Borrower.
          Section 3.14. Employee Benefit Plans. (a) Each Plan has been administered in compliance with the applicable provisions of ERISA and the Code (and the regulations and published interpretations thereunder) except for such noncompliance that could not reasonably be expected to have a Material Adverse Effect. As of the Closing Date, the excess of the present value of all benefit liabilities under each Plan of the Borrower, and each Subsidiary of the Borrower and the ERISA Affiliates (based on those assumptions used to fund such Plan), as of the last annual valuation date applicable thereto for which a valuation is available, over the value of the assets of such Plan could not reasonably be expected to have a Material Adverse Effect, and the excess of the present value of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) as of the last annual valuation dates applicable thereto for which valuations are available, over the value of the assets of all such underfunded Plans could not reasonably be expected to have a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other ERISA Events which have occurred or for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.

          (b) Any foreign pension schemes sponsored or maintained by the Borrower and each of its Subsidiaries, if any, are maintained in accordance with the requirements of applicable foreign law, except where noncompliance could not reasonably be expected to have a Material Adverse Effect.
          Section 3.15. Environmental Matters. Except as set forth on Schedule 3.15 or for matters that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (i) no written notice, request for information, order, complaint, Environmental Claim or penalty has been received or incurred by the Borrower or any of its Subsidiaries, and there are no judicial, administrative or other actions, suits or proceedings pending or, to the knowledge of any of the Loan Parties, threatened against the Borrower or any of its Subsidiaries which allege a violation of or liability under any Environmental Laws, in each case relating to the Borrower or any of its Subsidiaries, (ii) the Borrower and each of its Subsidiaries have obtained, and maintains in full force and effect, all permits, registrations and licenses to the extent necessary for the conduct of its businesses and operations as currently conducted, including for the construction of all pipelines and facilities, to comply with all applicable Environmental Laws and is, and has been, in compliance with the terms and conditions of such permits, registrations and licenses, and with all applicable Environmental Laws, (iii) neither the Borrower nor any of its Subsidiaries is conducting, funding or responsible for any investigation, remediation, remedial action or cleanup of any Release or threatened Release of Hazardous Materials, (iv) there has been no Release or threatened Release of Hazardous Materials at any property currently or, to the knowledge of any of the Loan Parties, formerly owned, operated or leased by the Borrower or any of its Subsidiaries that would reasonably be expected to give rise to any liability of the Borrower or any of its Subsidiaries under any Environmental Laws or Environmental Claim against the Borrower or any of its Subsidiaries, and no Hazardous Material has been generated, owned or controlled by the Borrower or any of its Subsidiaries and transported for disposal to or Released at any location in a manner that would reasonably be expected to give rise to any liability of the Borrower or any of its Subsidiaries under any Environmental Laws or Environmental Claim against the Borrower or any of its Subsidiaries, (v) neither the Borrower nor any of its Subsidiaries has entered into any agreement or contract to assume, guarantee or indemnify a third party for any Environmental Claims, and (vi) to the knowledge of any of the Loan Parties, there are not currently and there have not been any underground storage tanks owned or operated by the Borrower or any of its Subsidiaries or present or located on the Borrower’s or any such Subsidiary’s Real Property. The Borrower and each of its Subsidiaries have made available to the Administrative Agent prior to the date hereof all environmental audits, assessment reports and other material environmental documents in its possession or control with respect to the operations of, or any Real Property owned, operated or leased by, the Borrower and its Subsidiaries, other than such audits, assessment reports and other environmental documents not containing information that would reasonably be expected to result in any material Environmental Claims or liability to the Borrower and its Subsidiaries, taken as a whole. For purposes of Section 7.01(a), each of the representations and warranties contained in parts (i), (iv), and (vi) of this Section 3.15 that are qualified by the knowledge of the Borrower and its Subsidiaries shall be deemed not to be so qualified. Representations and warranties of the Borrower or any of its Subsidiaries with respect to environmental matters are limited to those in this Section 3.15 unless expressly stated.
          Section 3.16. Mortgages. The Mortgages executed and delivered on or after the Closing Date pursuant to clause (h) of the Collateral and Guarantee Requirement and Section 5.10 or otherwise shall be effective to create in favor of the Collateral Agent (for the benefit of the Secured Parties) a legal, valid and enforceable security interest on all of the Loan Parties’ right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof, and when such Mortgages are filed or recorded in the proper real estate filing or recording offices, the Collateral Agent (for the benefit of the Secured Parties) shall have a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Loan Parties in such Mortgaged Property and, to the extent applicable, subject to Section 9-315 of the UCC, the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to Prior Liens and Permitted Encumbrances.
          Section 3.17. Real Property. (a) Schedule 3.17 lists completely and correctly as of the Closing Date each Real Property owned or leased by the Borrower and its Relevant Subsidiaries and the address or location thereof, including the state in which such property is located.
          (b) Subject to Prior Liens and Permitted Encumbrances, the Pipeline Systems are covered by fee deeds, rights of way, easements, leases, servitudes, permits, licenses, or other instruments (collectively, “rights of way”) in favor of the applicable Loan Parties, recorded or filed, as applicable and if and to the extent required in accordance with applicable law to be so recorded or filed, in the real property records of the county where the real property covered thereby is located or with the office of the applicable Railroad Commission or the applicable Department of Transportation, except where the failure of the Pipeline Systems to be so covered, or any such documentation to be so recorded or filed, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Subject to Prior Liens and Permitted Encumbrances and except to the extent the failure would not reasonably be expected to have a Material Adverse Effect, the rights of way granted to the Borrower or any other Loan Party that cover any Pipeline Systems establish a continuous right of way for such Pipeline Systems such that the applicable Loan Parties are able to construct, operate, and maintain the Pipeline Systems in, over, under, or across the land covered thereby in the same way that a prudent owner and operator would construct, operate, and maintain similar assets.

          (c) Subject to Prior Liens and Permitted Encumbrances, the Processing Plants are covered by fee deeds, real property leases, or other instruments (collectively “deeds”) in favor of the Loan Parties, except to the extent the failure to be so covered would not reasonably be expected to have a Material Adverse Effect. Subject to Prior Liens and Permitted Encumbrances and except to the extent the failure would not reasonably be expected to have a Material Adverse Effect, the deeds do not contain any restrictions that would prevent the Loan Parties from constructing, operating and maintaining the Processing Plants in, over, under, and across the land covered thereby in the same way that a prudent owner and operator would construct, operate, and maintain similar assets.
          (d) There is no (i) breach or event of default on the part of the Borrower or any other Loan Party with respect to any right of way or deed granted to the Borrower or any other Loan Party that covers any of the Processing Plants or Pipeline Systems, (ii) to the knowledge of any of the Loan Parties, breach or event of default on the part of any other party to any right of way or deed granted to the Borrower or any other Loan Party that covers any of the Processing Plants or Pipeline Systems, and (iii) event that, with the giving of notice or lapse of time or both, would constitute such breach or event of default on the part of the Borrower or any other Loan Party with respect to any right of way or deed granted to the Borrower or any other Loan Party that covers any of the Processing Plants or Pipeline Systems or, to the knowledge of any of the Loan Parties, on the part of any other party thereto, in the case of clauses (i), (ii) and (iii) above, to the extent any such breach, default or event, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. The rights of way and deeds granted to the Borrower or any other Loan Party that cover any of the Processing Plants or Pipeline Systems (to the extent applicable) are in full force and effect in all material respects and are valid and enforceable against the applicable Loan Party party thereto in accordance with their terms (subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws effecting creditors’ rights generally and subject, as to enforceability to the effect of general principles of equity) and all rental and other payments due thereunder by the applicable Loan Parties have been duly paid in accordance with the terms of the deeds and rights of way (as such terms are defined in this Section 3.17) except, in each case, to the extent that a failure, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
          (e) The Pipeline Systems are located within the confines of the rights of way granted to the Borrower or any other Loan Party and do not encroach upon any adjoining property, except to the extent the failure to be so located or any such encroachment would not reasonably be expected to have a Material Adverse Effect. The Processing Plants are located within the boundaries of the property affected by the deeds, leases or other instruments to the Borrower or the other Loan Parties and do not encroach upon any adjoining property, except to the extent the failure to be so located or any such encroachment would not reasonably be expected to have a Material Adverse Effect. The buildings and improvements owned or leased by the Borrower and the other Loan Parties, and the operation and maintenance thereof, do not (i) contravene any applicable zoning or building law or ordinance or other administrative regulation or (ii) violate any applicable restrictive covenant or any Governmental Rule, except to the extent the contravention or violation of which would not reasonably be expected to have a Material Adverse Effect.
          (f) The material properties used or to be used in the Loan Parties’ Midstream Activities are in good repair, working order, and condition, normal wear and tear excepted, except to the extent the failure would not reasonably be expected to have a Material Adverse Effect. Neither the properties of the Borrower nor of any of the other Loan Parties has been affected, since the Closing Date, in any adverse manner as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Real Property or cancellation of contracts, permits or concessions by a Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy that would reasonably be expected to have a Material Adverse Effect.
          (g) No eminent domain proceeding or taking has been commenced or, to the knowledge of the Borrower or its Relevant Subsidiaries, is contemplated with respect to all or any portion of the Pipeline Systems or the Processing Plants except for that which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
          (h) Other than Mortgaged Property with respect to which the requirements of clause (h)(vii) of the definition of Collateral and Guarantee requirement have been satisfied, no portion of any Mortgaged Property is located in a special flood hazard area as designated by any Governmental Authority.
          Section 3.18. Solvency. (a) Immediately after giving effect to the Transactions (i) the fair value of the assets (for the avoidance of doubt, calculated to include goodwill and other intangibles) of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis, on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date.

          (b) The Borrower does not intend to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such Subsidiary and the timing and amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.
          Section 3.19. Labor Matters. There are no strikes pending or threatened against the Borrower or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The hours worked and payments made to employees of the Borrower and its Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters. All material payments due from the Borrower or any of its Subsidiaries or for which any claim may be made against the Borrower or any of its Subsidiaries, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of the Borrower or such Subsidiary to the extent required by GAAP. Consummation of the Transactions will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any of its Subsidiaries (or any predecessor) is a party or by which the Borrower or any of its Subsidiaries (or any predecessor) is bound, other than collective bargaining agreements that, individually or in the aggregate, are not material to the Borrower and its Subsidiaries, taken as a whole.
          Section 3.20. Insurance. Schedule 3.20 sets forth a true, complete and correct description of all material insurance maintained by or on behalf of the Borrower and its Relevant Subsidiaries as of the Closing Date. As of such date, such insurance is in full force and effect. The Borrower believes that the insurance maintained by or on behalf of it and its Relevant Subsidiaries is adequate.
          Section 3.21. Representations and Warranties in Acquisition Agreement. All representations and warranties of each of the Loan Parties set forth in the Acquisition Agreement were true and correct in all material respects as of the time such representations and warranties were made and, to the extent required to be made on the Closing Date under the Acquisition Agreement, shall be true and correct in all material respects as of the Closing Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.
          Section 3.22. Status as Senior Debt; Perfection of Security Interests. The Obligations shall rank pari passu with any other senior Indebtedness or securities of the Borrower and shall constitute senior indebtedness of the Borrower and the Relevant Subsidiaries under and as defined in any documentation documenting any junior indebtedness of the Borrower or the Relevant Subsidiaries. Each Collateral Agreement delivered pursuant to Section 4.02 and 5.10 will, upon execution and delivery thereof, be effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Collateral described in the Collateral Agreement, when stock certificates representing such Pledged Collateral are delivered to the Collateral Agent, and in the case of the other Collateral described in the Collateral Agreement, when financing statements and other filings specified therein in appropriate form are filed in the offices specified therein, the Lien created by the Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof to the extent perfection can be obtained by filing financing statements, making such other filings specified therein or by possession, as security for the Obligations of such Loan Party, in each case prior and superior in right to any other Person, subject, in the case of Collateral other than Pledged Collateral, to Prior Liens, and in the case of Pledged Collateral, to Liens arising (and that have priority) by operation of law.
          Section 3.23. Material Contracts. Other than as set forth on Schedule 3.23, as of the Closing Date there are no contracts or agreements to which the Borrower or any of its Relevant Subsidiaries is a party, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or that, if terminated or if a default occurs thereunder, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Gathering and Processing Document is in full force and effect, except for such matters in respect of such Gathering and Processing Documents that individually, or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
ARTICLE IV
CONDITIONS TO CREDIT EVENTS
     The obligations of (a) the Lenders to make Loans or (b) any Issuing Bank to issue, amend, extend or renew any Revolving Letter of Credit hereunder (each of (a) and (b), a “Credit Event”) are subject to the satisfaction of the following conditions:
          Section 4.01. All Credit Events. On the date of each Credit Event (other than a Borrowing on the Closing Date (except with respect to clause (a) below)):
          (a) The Administrative Agent shall have received, in the case of a Borrowing, a Borrowing Request as required by Section 2.03 (or a Borrowing Request shall have been deemed given in accordance with the last paragraph of Section 2.03) or, in the case of the issuance of a Revolving Letter of Credit, the applicable Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance of such Revolving Letter of Credit as required by Section 2.05(b) (in the case of any Revolving Letter of Credit).

          (b) The representations and warranties set forth in Article III hereof shall be true and correct in all material respects on and as of the date of such Credit Event (other than an amendment, extension or renewal of a Revolving Letter of Credit without any increase in the stated amount of such Revolving Letter of Credit), as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
          (c) At the time of and immediately after such Credit Event (other than an amendment, extension or renewal of a Revolving Letter of Credit without any increase in the stated amount of such Revolving Letter of Credit), as applicable, no Event of Default or Default shall have occurred and be continuing.
          Each Credit Event (other than an amendment, extension or renewal of a Revolving Letter of Credit without any increase in the stated amount of such Revolving Letter of Credit) shall be deemed to constitute a representation and warranty by the Borrower on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this Section 4.01.
          Section 4.02. First Credit Event. On the Closing Date:
          (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (a) a counterpart of this Agreement signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission, or electronic transmission of a PDF copy, of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.
          (b) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each Issuing Bank on the Closing Date, favorable written opinions of (i) Simpson Thacher & Bartlett LLP, special counsel for the Loan Parties, and (ii) Locke Lord Bissell & Liddell LLP, special counsel for the Loan Parties in form and substance reasonably satisfactory to the Administrative Agent (A) dated the Closing Date, (B) addressed to each Issuing Bank on the Closing Date, the Administrative Agent, the Collateral Agent and the Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request, and each Loan Party hereby instructs its counsel to deliver such opinions.
          (c) The Administrative Agent shall have received in the case of each Loan Party each of the following:
     (i) a copy of the certificate or articles of incorporation, partnership agreement or limited liability agreement, including all amendments thereto, or other relevant constitutional documents under applicable law of each Loan Party, (A) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official) and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (B) in the case of a partnership of or limited liability company, certified by the Secretary or Assistant Secretary, or the general partner, managing member or sole member, of each such Loan Party; and
     (ii) a certificate of the Secretary, Assistant Secretary, Director, President or similar officer or the general partner, managing member or sole member, of each Loan Party, in each case dated the Closing Date and certifying:
     (A) that attached thereto is a true and complete copy of the by-laws (or partnership agreement, memorandum and articles of association, limited liability company agreement or other equivalent governing documents) of such Loan Party as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below,
     (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Closing Date,
     (C) that the certificate or articles of incorporation, partnership agreement or limited liability agreement of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above,
     (D) as to the incumbency and specimen signature of each officer or director executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party, and
     (E) as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such Person, threatening the existence of such Loan Party.
          (d) The Collateral and Guarantee Requirement with respect to items to be completed as of the Closing Date shall have been satisfied and the Administrative Agent shall have received a completed Perfection Certificate dated the Closing Date and signed by a Responsible Officer of the Borrower, together with all attachments contemplated thereby, including the results of a search of the

UCC (or equivalent under other similar law) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 or have been released, it being understood that, to the extent any lien search or collateral (including the creation, perfection or priority of any security interest) is not or cannot be provided on the Closing Date (other than (i) UCC, tax and judgment lien searches, (ii) the pledge and perfection of domestic assets with respect to which a lien may be perfected by the filing of financing statements under the UCC or (iii) to the extent applicable, the delivery of equity certificates of each Loan Party (other than the Borrower) and any domestic Subsidiaries of the Loan Parties and related stock or other powers) after use of commercially reasonable efforts to do so then the provision of any such lien search and/or Collateral shall not constitute a condition precedent to the availability of the Revolving Facility Loans on the Closing Date, but a perfected security interest shall instead be required promptly after the Closing Date as required under the Collateral and Guarantee Requirement plus any extensions permitted hereunder, in each case pursuant to arrangements reasonably satisfactory to the Administrative Agent;
          (e) The Transactions and the initial funding under the HoldCo Credit Agreement shall have been consummated or shall be consummated simultaneously with or immediately following the closing under this Agreement in accordance with the Acquisition Agreement and all other related documentation (without material amendment, modification or waiver thereof which is adverse to the Lenders (as reasonably determined by the Administrative Agent) without the prior consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed), including each of the following:
     (i) The Acquisition shall have been consummated or shall be consummated simultaneously with or immediately following the closing under this Agreement;
     (ii) The Equity Financing shall have been consummated or shall be consummated simultaneously with or immediately following the closing under this Agreement; provided, that, to the extent all or any portion of the Equity Financing is not comprised of common equity, the terms and conditions of the Equity Financing shall be reasonably satisfactory in all material respects to the Joint Lead Arrangers and the Administrative Agent;
     (iii) The Sponsors shall have contributed additional cash common equity to HoldCo in an amount equal to the Initial Interest Payment Amount; and
     (iv) The Lenders shall have received:
     (A) the financial statements referred to in Section 3.05; and
     (B) any additional financial statements received by HoldCo on or prior to the Closing Date pursuant to the Acquisition Agreement;
          (f) After giving effect to the Transactions, and the other transactions contemplated hereby, the Borrower and its Relevant Subsidiaries shall have no outstanding Indebtedness other than (i) the Loans and other extensions of credit under this Agreement and (ii) other Indebtedness permitted pursuant to Section 6.01.
          (g) The Lenders shall have received a solvency certificate substantially in the form of Exhibit F and signed by the chief financial officer or another Responsible Officer of the Borrower confirming the solvency of the Borrower and its Subsidiaries on a consolidated basis after giving effect to the Transactions.
          (h) Except as set forth in (i) the Seller Disclosure Schedules (as defined in the Acquisition Agreement), subject to the provisions of Section 13.11 of the Acquisition Agreement or (ii) the KGS SEC Documents (as defined in the Acquisition Agreement) that are publicly available prior to the date of the Commitment Letter (excluding any forward looking disclosures set forth in any risk factor section, any disclosures in any section relating to forward looking statements and any other disclosures included therein to the extent they are predictive or forward-looking in nature, in each case that are general in nature and do not contain a reasonable level of detail about the specific risk of which they warn), there has not been any Material Adverse Effect since December 31, 2009.
          (i) The Agents shall have received all fees payable thereto or to any Lender or to the Joint Lead Arrangers on or prior to the Closing Date and, to the extent invoiced, all other amounts due and payable pursuant to the Loan Documents on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.
          (j) The (x) Specified Representations and (y) Specified Acquisition Agreement Representations shall be true and correct in all material respects on and as of the Closing Date.
          (k) The Administrative Agent shall have received evidence reasonably satisfactory to it that the Existing Credit Facilities have been or concurrently with the Closing Date are being terminated, all Liens securing obligations under the Existing Credit Facilities have been or concurrently with the Closing Date are being released and all amounts outstanding thereunder have been (or will be with the proceeds of the Loans on Closing Date) paid in full.

          (l) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower as to the matters set forth in clauses (e), (f), (h) and (j) of this Section 4.02.
          (m) The Administrative Agent shall have received all documentation and other information required by regulatory authorities with respect to the Borrower under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the U.S. PATRIOT Act, that has been reasonably requested by the Administrative Agent at least 10 days in advance of the Closing Date.
ARTICLE V
AFFIRMATIVE COVENANTS
     The Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Revolving Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and will cause each of its Relevant Subsidiaries (and, to the extent expressly set forth below, other applicable Subsidiaries) to:
          Section 5.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.05, and except for the liquidation or dissolution of any such Subsidiary if the assets of such Subsidiary to the extent they exceed estimated liabilities are acquired by the Borrower or a Wholly Owned Subsidiary of the Borrower in such liquidation or dissolution; provided that Subsidiary Loan Parties may not be liquidated into Subsidiaries that are not Loan Parties.
          (b) Do or cause to be done all things necessary to (i) in the Borrower’s reasonable business judgment obtain, preserve, renew, extend and keep in full force and effect the permits, franchises, authorizations, patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect thereto necessary to the normal conduct of its business, (ii) comply in all material respects with all material applicable laws, rules, regulations (including any zoning, building, ordinance, code or approval or any building permits or any restrictions of record or agreements affecting the Mortgaged Properties) and judgments, writs, injunctions, decrees, permits, licenses and orders of any Governmental Authority, whether now in effect or hereafter enacted and (iii) at all times maintain and preserve all property necessary to the normal conduct of its business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith, if any, may be properly conducted at all times (in each case except as expressly permitted by this Agreement); in each case in this paragraph (b) except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
          Section 5.02. Insurance. (a) Keep its insurable properties insured at all times by financially sound and reputable insurers in such amounts as shall be customary for similar businesses and maintain such other reasonable insurance (including, to the extent consistent with past practices, self-insurance), of such types, to such extent and against such risks, as is customary with companies in the same or similar businesses and maintain such other insurance as may be required by law or any other Loan Document.
          (b) Cause all such property and casualty insurance policies with respect to the Mortgaged Properties and personal property located in the United States to be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable endorsement, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, which endorsement shall provide that, from and after the Closing Date, if the insurance carrier shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to the Borrower or other Loan Party under such policies directly to the Collateral Agent; cause all such policies to contain a “Replacement Cost Endorsement,” without any deduction for depreciation, and such other provisions as the Administrative Agent or the Collateral Agent may reasonably (in light of a Default or a material development in respect of the insured property) require from time to time to protect their interests; deliver original or certified copies of all such policies or a certificate of an insurance broker to the Collateral Agent; cause each such policy to provide that it shall not be canceled or not renewed upon less than 30 days’ prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent; and deliver to the Administrative Agent and the Collateral Agent, prior to the cancellation or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent and the Collateral Agent), or insurance certificate with respect thereto, together with evidence satisfactory to the Administrative Agent and the Collateral Agent of payment of the premium therefor.
          (c) To the extent any Mortgaged Property is subject to the provisions of the Flood Insurance Laws (as defined below), (i) (x) concurrently with the delivery of the mortgage in favor of the Collateral Agent in connection therewith, and (y) at any other time if necessary for compliance with applicable Flood Insurance Laws, provide the Collateral Agent with a standard flood hazard determination form for such Mortgaged Property and (ii) if any such Mortgaged Property is located in an area designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such reasonable total amount as the Administrative Agent or the Collateral Agent may from time to time reasonably require, and otherwise to ensure compliance with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time (the “Flood Insurance Laws”). In addition, to the extent the Borrower and the Loan Parties fail to obtain or maintain satisfactory flood insurance required pursuant to the preceding sentence with respect to any Mortgaged Property, the Collateral Agent shall be permitted, in its sole discretion, to obtain forced placed insurance at the Borrower’s expense to ensure compliance with any applicable Flood Insurance Laws.
          (d) With respect to each Mortgaged Property and any personal property located in the United States, carry and maintain comprehensive general liability insurance including the “broad form CGL endorsement” (or equivalent coverage) and coverage on an occurrence basis against claims made for personal injury (including bodily injury, death and property damage) and umbrella liability insurance against any and all claims, in each case in amounts and against such risks as are customarily maintained by companies engaged in the same or similar industry operating in the same or similar locations naming the Collateral Agent as an additional insured, on forms reasonably satisfactory to the Collateral Agent.
          (e) Notify the Administrative Agent and the Collateral Agent promptly whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 5.02 is taken out by the Borrower or its Relevant Subsidiaries; and promptly deliver to the Administrative Agent and the Collateral Agent a duplicate original copy of such policy or policies, or an insurance certificate with respect thereto.
          (f) In connection with the covenants set forth in this Section 5.02, it is understood and agreed that:
     (i) none of the Agents, the Lenders, the Issuing Banks or their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 5.02, it being understood that (x) the Borrower and its Relevant Subsidiaries shall look solely to their insurance companies or any parties other than the aforesaid parties for the recovery of such loss or damage and (y) such insurance companies shall have no rights of subrogation against the Agents, the Lenders, any Issuing Bank or their agents or employees. If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then the Borrower hereby agrees, to the extent permitted by law, to waive, and to cause each of its Relevant Subsidiaries to waive, its right of recovery, if any, against the Agents, the Lenders, any Issuing Bank and their agents and employees; and
     (ii) the designation of any form, type or amount of insurance coverage by the Administrative Agent, the Collateral Agent or the Lenders under this Section 5.02 shall in no event be deemed a representation, warranty or advice by the Administrative Agent, the Collateral Agent or the Lenders that such insurance is adequate for the purposes of the business of the Borrower or any of its Relevant Subsidiaries or the protection of their properties.
          Section 5.03. Taxes; Payment of Obligations. Pay and discharge promptly when due all material Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim to the extent that (i) the validity or amount thereof shall be contested in good faith by appropriate proceedings, and the Borrower or the affected Subsidiary of the Borrower, as applicable, shall have set aside on its books reserves in accordance with GAAP with respect thereto or (ii) the aggregate amount of such Taxes, assessments, charges, levies or claims does not exceed U.S.$2.5 million. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or the affected Subsidiary of the Borrower or if the failure to pay, discharge or otherwise satisfy such obligation could not reasonably be expected to have a Material Adverse Effect.
          Section 5.04. Financial Statements, Reports, Etc. Furnish to the Administrative Agent (which will promptly furnish such information to the Lenders):
          (a) within 120 days after the end of each fiscal year, a consolidated balance sheet and related statements of operations, cash flows and owners’ equity showing the financial position of the Borrower and its Subsidiaries as of the close of such fiscal year and the consolidated results of their operations during such year and setting forth in comparative form the corresponding figures for the prior fiscal year, all audited by independent accountants of recognized national standing reasonably acceptable to the Administrative Agent and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present, in all material respects, the financial position and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP;
          (b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, a consolidated balance sheet and related statements of operations and cash flows showing the financial position of the Borrower and its Subsidiaries as of the close of such fiscal quarter and the consolidated results of their operations during such fiscal quarter and the then-elapsed portion of the fiscal year and setting forth in comparative form the corresponding figures for the corresponding periods of the prior fiscal year, all certified by the General Partner or a Financial Officer of the Borrower, on behalf of the Borrower, as fairly presenting, in all material respects, the financial position and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes);
          (c) (x) concurrently with any delivery of financial statements under (a) or (b) above, a certificate of the General Partner or a Financial Officer of the Borrower (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth a computation of the Financial Performance Covenants in detail reasonably satisfactory to the Administrative Agent and (y) concurrently with any delivery of financial statements under (a) above, a certificate of its independent accounting firm stating whether they obtained knowledge during the course of their examination of such statements of any Default or Event of Default under Section 6.10 or 6.11 (which certificate may be limited to accounting matters and disclaims responsibility for legal interpretations);
          (d) promptly after the same become publicly available, copies of all periodic and other available reports, proxy statements and, to the extent requested by the Administrative Agent, other materials filed by the Borrower or any of its Relevant Subsidiaries with the SEC, or distributed to its stockholders generally, if and as applicable;
          (e) (i) upon the consummation of any Permitted Business Acquisition, the acquisition of any Relevant Subsidiary or any Person becoming a Relevant Subsidiary, in each case if the aggregate consideration for such transaction exceeds U.S. $5.0 million, or the reasonable request of the Administrative Agent (but not, in the case of such request, more often than annually), an updated Perfection Certificate (or, to the extent such request relates to specified information contained in the Perfection Certificate, such information) reflecting all changes since the date of the information most recently received pursuant to Section 4.02(e), this paragraph (e) or Section 5.10(e) and (ii) concurrently with the delivery of financial statements under Section 5.04(a), a certificate executed by a Responsible Officer of the Borrower certifying compliance with Section 5.02(c) and providing evidence of such compliance, including without limitation copies of any flood hazard determination forms required to be delivered pursuant to Section 5.02(c);
          (f) promptly, a copy of all reports submitted to the board of directors (or any committee thereof) of the Borrower or any of its Relevant Subsidiaries in connection with any material interim or special audit made by independent accountants of the books of the Borrower or any of its Relevant Subsidiaries;
          (g) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower or any of its Relevant Subsidiaries, or compliance with the terms of any Loan Document, or such consolidating financial statements, as in each case the Administrative Agent may reasonably request (for itself or on behalf of any Lender);
          (h) promptly upon request by the Administrative Agent, copies of: (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed with the Internal Revenue Service with respect to a Plan; (ii) the most recent actuarial valuation report for any Plan; (iii) all notices received from a Multiemployer Plan sponsor or a Plan sponsor or any governmental agency concerning an ERISA Event; and (iv) such other documents or governmental reports or filings relating to any Plan or Multiemployer Plan as the Administrative Agent shall reasonably request;
          (i) concurrently with any delivery of financial statements under (a) or (b) above, a report of gas gathering output and throughput with respect to the Pipeline Systems and Processing Plants; and
          (j) No later than one hundred and twenty (120) days following the first day of each fiscal year of the Borrower, a budget for such fiscal year in form customarily prepared by the Borrower.
          Section 5.05. Litigation and Other Notices. Furnish to the Administrative Agent written notice of the following promptly after any Responsible Officer of the Borrower or any Relevant Subsidiary obtains actual knowledge thereof:
          (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;
          (b) the filing or commencement of, or any written threat or written notice of intention of any Person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority or in arbitration, against the Borrower or any of its Relevant Subsidiaries as to which an adverse determination is reasonably probable and which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;
          (c) any other development specific to the Borrower or any of its Relevant Subsidiaries that is not a matter of general public knowledge and that has had, or could reasonably be expected to have, a Material Adverse Effect; and

          (d) the occurrence of any ERISA Event that, together with all other ERISA Events that have occurred, could reasonably be expected to have a Material Adverse Effect.
          Section 5.06. Compliance with Laws. Comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (owned or leased), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; provided that this Section 5.06 shall not apply to Environmental Laws, which are the subject of Section 5.09, or to laws related to Taxes, which are the subject of Section 5.03.
          Section 5.07. Maintaining Records; Access to Properties and Inspections; Maintaining Pipeline Systems and Processing Plants. (a) Maintain all financial records in accordance with GAAP and permit any Persons designated by the Administrative Agent or, upon the occurrence and during the continuance of an Event of Default, any Lender to visit and inspect the financial records and the properties of the Borrower or any of its Relevant Subsidiaries at reasonable times, upon reasonable prior notice to the Borrower, and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any Persons designated by the Administrative Agent or, upon the occurrence and during the continuance of an Event of Default, any Lender upon reasonable prior notice to the Borrower to discuss the affairs, finances and condition of the Borrower or any of its Relevant Subsidiaries with the officers thereof, or the general partner, managing member or sole member thereof, and independent accountants therefor (subject to reasonable requirements of confidentiality, including requirements imposed by law or by contract); provided that, during any calendar year absent the occurrence and continuation of an Event of Default, only one (1) visit by the Administrative Agent shall be at the Borrower’s expense; provided, further, that when an Event of Default exists, the Administrative Agent or any Lender may do any of the foregoing at the expense of the Borrower.
          (b) (i) Maintain or cause the maintenance of the interests and rights with respect to the rights-of-way for the Pipeline Systems and the deeds for the Processing Plants except to the extent individually or in the aggregate the failure would not reasonably be expected to have a Material Adverse Effect, (ii) subject to the Permitted Encumbrances and except to the extent the failure could not reasonably be expected to have a Material Adverse Effect, maintain the Pipeline Systems within the confines of the rights of way granted to the applicable Loan Party with respect thereto without material encroachment upon any adjoining property and maintain the Processing Plants within the boundaries of the deeds and without material encroachment upon any adjoining property, (iii) maintain such rights of ingress and egress necessary to permit the Loan Parties to inspect, operate, repair, and maintain the Pipeline Systems and the Processing Plants to the extent that failure to maintain such rights, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect and provided that the Borrower or any other Loan Party may hire third parties to perform these functions, and (iv) maintain all material agreements, licenses, permits, and other rights required for any of the foregoing described in clauses (i), (ii) and (iii) of this Section 5.07(b) in full force and effect in accordance with their terms, timely make any payments due thereunder, and prevent any default thereunder which could result in a termination or loss thereof, except any such failure to maintain any thereof or make any such payments, or any such default, that could not reasonably, individually or in the aggregate, be expected to have a Material Adverse Effect.
          Section 5.08. Use of Proceeds. Use the proceeds of the Loans and the issuance of Letters of Credit solely for the purposes described in Section 3.11.
          Section 5.09. Compliance with Environmental Laws. Comply, cause all of the Borrower’s Subsidiaries to comply and make commercially reasonable efforts to cause all lessees and other Persons occupying its properties to comply, with all Environmental Laws applicable to its business, operations and properties; obtain and maintain in full force and effect all material authorizations, registrations, licenses and permits required pursuant to Environmental Law for its business, operations and properties; and perform any investigation, remedial action or cleanup required pursuant to the Release of any Hazardous Materials as required pursuant to Environmental Laws, except, in each case with respect to this Section 5.09, to the extent the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
          Section 5.10. Further Assurances. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, Mortgages and other documents and recordings of Liens in stock registries or land title registries, as applicable), that may be required under any applicable law, or that the Administrative Agent may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the applicable Loan Parties, and provide to the Administrative Agent, from time to time upon reasonable request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.
          (b) (i) Grant and cause each of the Loan Parties to grant to the Collateral Agent security interests and Mortgages in such Material Real Property acquired after the Closing Date and satisfy the requirements of clause (h) of the definition of Collateral and Guarantee Requirement with respect to such Material Real Property within sixty (60) days after the date such Material Real Property is acquired and (ii) within sixty (60) days after the end of each fiscal quarter of the Borrower, grant and cause each of the Loan Parties to grant to the Collateral Agent security interests and Mortgages in any Material Real Property of the Borrower or any other Loan Party that, as of the end of such fiscal quarter, constituted Material Real Property (and that is not already Mortgaged Property) and otherwise satisfy the requirements of clause (h) of the definition of Collateral and Guarantee Requirement with respect to such Material Real Property.

          (c) Provide to the Administrative Agent, if reasonably requested, title information (including without limitation, deeds, easements, rights of way agreements, permits and similar agreements) in form and substance reasonably satisfactory to the Administrative Agent evidencing the applicable Loan Party’s interests in such Material Real Properties.
          (d) If any additional direct or indirect Subsidiary of a Borrower becomes a Subsidiary Loan Party (including as a result of becoming a Material Subsidiary) after the Closing Date within five Business Days after the date such Subsidiary becomes a Subsidiary Loan Party (including as a result of becoming a Material Subsidiary), notify the Administrative Agent and the Lenders thereof and, within sixty (60) Business Days after the date such Subsidiary becomes a Subsidiary Loan Party (including as a result of becoming a Material Subsidiary), cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary Loan Party and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party.
          (e) In the case of any Loan Party, (i) furnish to the Collateral Agent prompt written notice of any change (A) in such Loan Party’s corporate or organization name, (B) in such Loan Party’s identity or organizational structure or (C) in such Loan Party’s organizational identification number; provided that no Loan Party shall effect or permit any such change unless all filings have been made, or will have been made within any statutory period, under the UCC or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral for the benefit of the Secured Parties and (ii) promptly notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.
          (f) The Collateral and Guarantee Requirement and the other provisions of this Section 5.10 need not be satisfied with respect to any assets or Equity Interests acquired after the Closing Date in accordance with this Agreement if, and to the extent that, and for so long as doing so would violate the Agreed Security Principles or Section 9.21; provided that, upon the reasonable request of the Collateral Agent, the Borrower shall, and shall cause any of its applicable Material Subsidiaries to, use commercially reasonable efforts to have waived or eliminated any contractual obligation that causes a violation of the Agreed Security Principles, other than those set forth in a joint venture agreement to which the Borrower or any Subsidiary is a party.
          Section 5.11. Fiscal Year. Cause its fiscal year to end on December 31.
          Section 5.12. Reserved.
ARTICLE VI
NEGATIVE COVENANTS
     The Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, and will not cause or permit any of its Relevant Subsidiaries to:
          Section 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:
          (a) (i) Indebtedness existing on the Closing Date and set forth on Schedule 6.01 (excluding Indebtedness under clause (ii) of this clause (a) and clause (b) of this Section 6.01) and any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness (other than intercompany Indebtedness Refinanced with Indebtedness owed to a Person not affiliated with the Borrower or any Subsidiary of the Borrower) and (ii) Indebtedness under the Parent Subordinated Note on the Closing Date;
          (b) Indebtedness created hereunder and under the other Loan Documents;
          (c) Indebtedness of the Borrower and its Relevant Subsidiaries pursuant to Swap Agreements permitted by Section 6.12;
          (d) Indebtedness owed to (including obligations in respect of letters of credit or bank guarantees or similar instruments for the benefit of) any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance to the Borrower or any Relevant Subsidiary of the Borrower, pursuant to reimbursement or indemnification obligations to such Person; provided that upon the incurrence of Indebtedness with respect to reimbursement obligations regarding workers’ compensation claims, such obligations are reimbursed not later than 30 days following such incurrence;
          (e) Indebtedness of the Borrower or any Relevant Subsidiary owing to the Borrower or any Subsidiary of the Borrower to the extent permitted by Section 6.04, provided that Indebtedness of any Loan Party to any Subsidiary that is not a Loan Party (the “Subordinated Intercompany Debt”) shall be subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent;

          (f) Indebtedness in respect of performance bonds, warranty bonds, bid bonds, appeal bonds, surety bonds, labor bonds and completion or performance guarantees and similar obligations, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business and Indebtedness arising out of advances on exports, advances on imports, advances on trade receivables, customer prepayments and similar transactions in the ordinary course of business and consistent with past practice;
          (g) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or other cash management services in the ordinary course of business, provided that (x) such Indebtedness (other than credit or purchase cards) is extinguished within five Business Days of its incurrence and (y) such Indebtedness in respect of credit or purchase cards is extinguished within 60 days from its incurrence;
          (h) (i) Indebtedness of a Relevant Subsidiary acquired after the Closing Date or a Person merged into, amalgamated or consolidated with the Borrower or any Relevant Subsidiary after the Closing Date and Indebtedness assumed in connection with the acquisition of assets, which Indebtedness in each case, exists at the time of such acquisition, merger, amalgamation or consolidation and is not created in contemplation of such event and where such acquisition, merger, amalgamation or consolidation is permitted by this Agreement and (ii) any Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness, provided that the aggregate principal amount of such Indebtedness at the time of, and after giving effect to, such acquisition, merger, amalgamation or consolidation, such assumption or such incurrence, as applicable (together with Indebtedness outstanding pursuant to this paragraph (h), paragraph (i) of this Section 6.01 and the Remaining Present Value of outstanding leases permitted under Section 6.03), would not exceed the greater of U.S.$30.0 million and 5.5% of Consolidated Total Assets as of the end of the fiscal quarter immediately prior to the date of such acquisition, merger, amalgamation or consolidation, such assumption or such incurrence, as applicable, for which financial statements have been delivered pursuant to Section 5.04;
          (i) Capital Lease Obligations, mortgage financings and purchase money Indebtedness incurred by the Borrower or any Relevant Subsidiary prior to or within 270 days after the acquisition, lease or improvement of the respective asset permitted under this Agreement in order to finance such acquisition, lease or improvement, and any Permitted Refinancing Indebtedness in respect thereof, in an aggregate principal amount that at the time of, and after giving effect to, the incurrence thereof (together with Indebtedness outstanding pursuant to paragraph (h) of this Section 6.01, this paragraph (i) and the Remaining Present Value of leases permitted under Section 6.03) would not exceed the greater of U.S.$30.0 million and 5.5% of Consolidated Total Assets as of the end of the fiscal quarter immediately prior to the date of such incurrence for which financial statements have been delivered pursuant to Section 5.04;
          (j) Capital Lease Obligations incurred by the Borrower or any Relevant Subsidiary in respect of any Sale and Lease-Back Transaction that is permitted under Section 6.03;
          (k) other Indebtedness, in an aggregate principal amount at any time outstanding pursuant to this Section 6.01(k) not in excess of the greater of U.S.$30.0 million and 5.5% of Consolidated Total Assets;
          (l) Guarantees (i) by any Loan Party of any Indebtedness of the Borrower or any other Loan Party expressly permitted to be incurred under this Agreement, (ii) by the Borrower or any Relevant Subsidiary of Indebtedness of any Subsidiary that is not a Loan Party to the extent permitted by Section 6.04, (iii) by any Relevant Subsidiary that is not a Loan Party of Indebtedness of another Subsidiary that is not a Loan Party and (iv) by the Borrower of Indebtedness of Foreign Subsidiaries incurred for working capital purposes in the ordinary course of business on ordinary business terms so long as such Indebtedness is permitted to be incurred under Section 6.01(k) or (p); provided that Guarantees by any Loan Party under this Section 6.01(l) of any other Indebtedness of a Person that is subordinated to other Indebtedness of such Person shall be expressly subordinated to the Obligations on terms consistent with those used, or to be used, for Subordinated Intercompany Debt;
          (m) Indebtedness arising from agreements of the Borrower or any Relevant Subsidiary of the Borrower providing for indemnification, adjustment of purchase price, earn outs or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Subsidiary, other than Guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition;
          (n) Indebtedness supported by a Revolving Letter of Credit, in a principal amount not in excess of the stated amount of such Revolving Letter of Credit;
          (o) Indebtedness consisting of Permitted Junior Debt;
          (p) Indebtedness of Relevant Subsidiaries that are Foreign Subsidiaries (including letters of credit or bank guarantees (other than Revolving Letters of Credit issued pursuant to Section 2.05) for working capital purposes incurred in the ordinary course of business on ordinary business terms in an aggregate amount not to exceed the greater of U.S.$5.0 million and 1% of Consolidated Total Assets outstanding at any time);

          (q) (i) Indebtedness incurred and/or assumed in connection with Section 6.04(j); provided that the aggregate amount of such Indebtedness outstanding pursuant to this Section 6.01(q) shall not exceed U.S.$50.0 million and (ii) any Permitted Refinancing Indebtedness incurred to Refinance such Indebtdness; and
          (r) all premium (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in paragraphs (a) through (q) above.
          Section 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any Person, including of any Relevant Subsidiaries) at the time owned by it or on any income or revenues or rights in respect of any thereof, except (without duplication):
          (a) Liens on property or assets of the Borrower and its Relevant Subsidiaries existing on the Closing Date and set forth on Schedule 6.02(a); provided that such Liens shall secure only those obligations that they secure on the Closing Date (and extensions, renewals and refinancings of such obligations permitted by Section 6.01(a)) and shall not subsequently apply to any other property or assets of the Borrower or any of its Relevant Subsidiaries;
          (b) any Lien created under the Loan Documents or permitted in respect of any Mortgaged Property by the terms of the applicable Mortgage;
          (c) any Lien on any property or asset of the Borrower or any Relevant Subsidiary securing Indebtedness or Permitted Refinancing Indebtedness permitted by Section 6.01(h), provided that (i) such Lien does not apply to any other property or assets of the Borrower or any Relevant Subsidiary not securing such Indebtedness at the date of the acquisition of such property or asset (other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such date and which Indebtedness and other obligations are permitted hereunder that require a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), (ii) such Lien is not created in contemplation of or in connection with such acquisition and (iii) in the case of a Lien securing Permitted Refinancing Indebtedness, such Lien is permitted in accordance with clause (e) of the definition of the term “Permitted Refinancing Indebtedness”;
          (d) Liens for Taxes, assessments or other governmental charges or levies not yet delinquent or that are being contested in compliance with Section 5.03;
          (e) Liens imposed by law (including, without limitation, Liens in favor of customers for equipment under order or in respect of advances paid in connection therewith) such as landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, construction or other like Liens arising in the ordinary course of business and securing obligations that are not overdue by more than 45 days or that are being contested in good faith by appropriate proceedings and in respect of which, if applicable, the Borrower or any Relevant Subsidiary shall have set aside on its books reserves in accordance with GAAP;
          (f) (i) pledges and deposits made in the ordinary course of business in compliance with the Federal Employers Liability Act or any other workers’ compensation, unemployment insurance and other social security laws or regulations under U.S. or foreign law and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations and (ii) pledges and deposits securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any of its Relevant Subsidiaries;
          (g) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, costs of litigation where required by law, performance and return of money bonds, warranty bonds, bids, leases, government contracts, trade contracts, completion or performance guarantees and other obligations of a like nature incurred in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;
          (h) zoning restrictions, by-laws and other ordinances of Governmental Authorities, easements, trackage rights, leases (other than Capital Lease Obligations), licenses, permits, special assessments, development agreements, deferred services agreements, restrictive covenants, owners’ association encumbrances, rights-of-way, restrictions on use of real property and other similar encumbrances that do not render title unmarketable and that, in the aggregate, do not interfere in any material respect with the ordinary conduct of the business of the Borrower or any Relevant Subsidiary or would not result in a Material Adverse Effect;
          (i) purchase money security interests in equipment or other property or improvements thereto hereafter acquired (or, in the case of improvements, constructed) by the Borrower or any of its Relevant Subsidiaries (including the interests of vendors and lessors under conditional sale and title retention agreements); provided that (i) such security interests secure Indebtedness permitted by Section 6.01(i) (including any Permitted Refinancing Indebtedness in respect thereof), (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 270 days after such acquisition (or construction), (iii) the Indebtedness secured thereby does not exceed 100% of the cost of such equipment or other property or improvements at the time of such acquisition (or construction), including transaction costs incurred by the Borrower or any Relevant Subsidiary in connection with such acquisition (or construction) and (iv) such security interests do not apply to any other property or assets of the Borrower or any Relevant Subsidiary (other than to accessions to such equipment or other property or improvements); provided further that individual financings of equipment provided by a single lender may be cross-collateralized to other financings of equipment provided solely by such lender;
          (j) Liens arising out of capitalized lease transactions permitted under Section 6.03, so long as such Liens attach only to the property sold and being leased in such transaction and any accessions thereto or proceeds thereof and related property;
          (k) Liens securing judgments that do not constitute an Event of Default under Section 7.01(j);
          (l) Liens disclosed by any title insurance policies with respect to the Mortgaged Properties and any replacement, extension or renewal of any such Lien; provided that such replacement, extension or renewal Lien shall not cover any property other than the property that was subject to such Lien prior to such replacement, extension or renewal; provided further that the Indebtedness and other obligations secured by such replacement, extension or renewal Lien are permitted by this Agreement;
          (m) any interest or title of, or Liens created by, a lessor under any leases or subleases entered into by the Borrower or any Relevant Subsidiary, as tenant, in the ordinary course of business;
          (n) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks or securities intermediaries not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any of its Relevant Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and its Relevant Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any of its Relevant Subsidiaries in the ordinary course of business;
          (o) Liens arising solely by virtue of any statutory or common law provision relating to security intermediaries’ or banker’s liens, rights of set-off or similar rights;
          (p) Liens securing obligations in respect of trade-related letters of credit permitted under Section 6.01(f) and covering the goods (or the documents of title in respect of such goods) financed by such letters of credit and the proceeds and products thereof;
          (q) licenses of intellectual property granted in the ordinary course of business;
          (r) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods, machinery or other equipment;
          (s) Liens solely on any cash earnest money deposits made by the Borrower or any of its Relevant Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;
          (t) Liens arising from precautionary UCC financing statement filings regarding operating leases entered into by the Borrower or any Relevant Subsidiary in the ordinary course of business;
          (u) Liens securing insurance premium financing arrangements in an aggregate principal amount not to exceed 2.0% of Consolidated Total Assets, provided that such Lien is limited to the applicable insurance contracts;
          (v) Liens given to a public utility or any Governmental Authority when required by such utility or Governmental Authority in connection with the operations of the Borrower or any Relevant Subsidiary;
          (w) Liens in connection with subdivision agreements site plan control agreements, development agreements, facilities sharing agreements, cost sharing agreements and other similar agreements in connection with the use of Real Property;
          (x) Liens in favor of any tenant, occupant or licensee under any lease, occupancy agreement or license with the Borrower or any Relevant Subsidiary;
          (y) Liens restricting or prohibiting access to or from lands abutting controlled access highways or covenants affecting the use to which lands may be put;
          (z) Liens incurred or pledges or deposits made in favor of a Governmental Authority to secure the performance of the Borrower or any Relevant Subsidiary under any Environmental Law to which any assets of such Person are subject;
          (aa) Liens consisting of minor irregularities in title, boundaries, or other minor survey defects, easements, leases, restrictions, servitudes, licenses, permits, reservations, exceptions, zoning restrictions, rights-of-way, conditions, covenants, mineral or royalty rights or reservations or oil, gas and mineral leases and rights of others in any property of the Borrower or the Relevant

Subsidiaries, including rights of eminent domain (including those for streets, roads, bridges, pipes, pipelines, natural gas gathering systems, processing facilities, railroads, electric transmission and distribution lines, telegraph and telephone lines, the removal of oil, gas or other minerals or other similar purposes, flood control, air rights, water rights, rights of others with respect to navigable waters, sewage and drainage rights) that exist as of the Closing Date or at the time the affected property is acquired, or are granted by the Borrower or any Relevant Subsidiary in the ordinary course of business and other similar charges or encumbrances which do not secure the payment of Indebtedness and otherwise do not materially interfere with the occupation, use and enjoyment by the Borrower or any Relevant Subsidiary of any Mortgaged Property in the normal course of business or materially impair the value thereof; and
          (bb) contractual Liens that arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; provided, that any such Lien referred to in this clause (bb) does not materially impair (i) the use of the property covered by such Lien for the purposes for which such Property is held by the Borrower or any Relevant Subsidiary, or (ii) the value of such Property subject thereto;
          (cc) Liens on the assets of a Foreign Subsidiary that do not constitute Collateral and which secure Indebtedness of such Foreign Subsidiary that is not otherwise secured by a Lien on the Collateral under the Loan Documents and which Indebtedness is permitted to be incurred under Section 6.01(k);
          (dd) Liens upon specific items of inventory or other goods (other than rigs) and proceeds of the Borrower or any of its Subsidiaries securing such Person’s obligations in respect of banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods (other than rigs);
          (ee) Liens on the assets of a Foreign Subsidiary which secure Indebtedness of such Foreign Subsidiary that is permitted to be incurred under Section 6.01(p);
          (ff) licenses granted in the ordinary course of business and leases of property of the Loan Parties that are not material to the business and operations of the Loan Parties;
          (gg) Liens not otherwise permitted under this Section 6.02 securing obligations in an aggregate amount not to exceed the greater of (x) U.S. $15.0 million and (y) 3.0% of Consolidated Total Assets; provided that to the extent such Liens permitted under this clause (gg) secure Indebtedness incurred in connection with a Permitted Business Acquisition pursuant to Section 6.01(q), such Liens shall only be permitted to encumber the assets acquired pursuant to such Permitted Business Acquisition and shall not be permitted to encumber any other assets of the Borrower, any Material Subsidiary or any Subsidiary Loan Party.
          Notwithstanding the foregoing, (i) no Liens shall be permitted to exist, directly or indirectly, on Pledged Collateral, other than Liens in favor of the Collateral Agent and Liens arising by operation of law, (ii) no Liens shall be permitted to exist, directly or indirectly, on Pledged Collateral that are prior and superior in right to Liens in favor of the Collateral Agent other than Liens that have priority by operation of law, (iii) no Liens shall be permitted to exist, directly or indirectly, on Collateral (other than Pledged Collateral) that are prior and superior in right to any Liens in favor of the Collateral Agent other than Prior Liens and (iv) no Liens shall be permitted to exist, directly or indirectly, on Mortgaged Property, other than Liens in favor of the Collateral Agent, Prior Liens and Permitted Encumbrances.
          Section 6.03. Sale and Lease-back Transactions. Enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred (a “Sale and Lease-Back Transaction”), provided that a Sale and Lease-Back Transaction shall be permitted so long as at the time the lease in connection therewith is entered into, and after giving effect to the entering into of such Lease, the Remaining Present Value of such lease (together with Indebtedness outstanding pursuant to paragraphs (h) and (i) of Section 6.01 and the Remaining Present Value of outstanding leases previously entered into under this Section 6.03) would not exceed the greater of U.S.$20.0 million or 3.5% of Consolidated Total Assets.

          Section 6.04. Investments, Loans and Advances. Purchase, hold or acquire (including pursuant to any merger or amalgamation with a Person that is not a Relevant Subsidiary immediately prior to such merger) any Equity Interests, evidences of Indebtedness or other securities of, make or permit to exist any loans or advances (other than intercompany current liabilities incurred in the ordinary course of business in connection with the cash management operations of the Borrower and the Loan Parties, which cash management operations shall not extend to any other Person) to or Guarantees of the obligations of, or make or permit to exist any investment or any other interest (each, an “Investment”), in any other Person, except:
          (a) Investments (including, but not limited to, Investments in Equity Interests, intercompany loans, and Guarantees of Indebtedness otherwise expressly permitted hereunder) after the Closing Date by (i) Loan Parties in Subsidiaries that are not Loan Parties in an aggregate amount (valued at the time of the making thereof and without giving effect to any write-downs or write-offs thereof) not to exceed an amount equal to the sum of, without duplication, U.S.$35.0 million plus any return of capital actually received by the respective investors in respect of investments previously made by them pursuant to this clause 6.04(a)(i) plus, an amount equal to the fair market value of any assets or property that is contributed or transferred from any Subsidiary that is not a Loan Party to any Loan Party from and after the Closing Date and (ii) Loan Parties in other Loan Parties;
          (b) Permitted Investments and Investments that were Permitted Investments when made;
          (c) Investments arising out of the receipt by the Borrower or any of its Relevant Subsidiaries of noncash consideration for the sale of assets permitted under Section 6.05;
          (d) (i) loans and advances to employees of the Borrower, any of its Relevant Subsidiaries or, to the extent such employees are providing services rendered on behalf of the Loan Parties, any Parent Company in the ordinary course of business not to exceed U.S.$5.0 million in the aggregate at any time outstanding (calculated without regard to write-downs or write-offs thereof) and (ii) advances of payroll payments and expenses to employees of the Borrower, any of its Relevant Subsidiaries or, to the extent such employees are providing services on behalf of the Loan Parties, any Parent Company in the ordinary course of business;
          (e) accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and any prepayments and other credits to suppliers made in the ordinary course of business;
          (f) Swap Agreements permitted pursuant to Section 6.12;
          (g) Investments existing on the Closing Date and set forth on Schedule 6.04;
          (h) Investments resulting from pledges and deposits referred to in Section 6.02(f) and (g);
          (i) so long as immediately before and after giving effect to such Investment no Default or Event of Default has occurred and is continuing, other Investments by the Borrower or any of its Relevant Subsidiaries in an aggregate amount (valued at the time of the making thereof, and without giving effect to any write-downs or write-offs thereof) not to exceed the greater of U.S.$50.0 million and 10% of Consolidated Total Assets (plus any returns of capital actually received by the respective investor in respect of investments theretofore made by it pursuant to this paragraph (i));
          (j) Investments constituting Permitted Business Acquisitions, so long as any Person acquired in connection with such Permitted Business Acquisitions and each of such Person’s Subsidiaries becomes a Subsidiary Loan Party to the extent required by Section 5.10;
          (k) additional Investments to the extent made with proceeds of Equity Interests of the Borrower;
          (l) Investments (including, but not limited to, Investments in Equity Interests, intercompany loans, and Guarantees of Indebtedness otherwise expressly permitted hereunder) after the Closing Date by Relevant Subsidiaries that are not Loan Parties in any Loan Party or other Subsidiaries;
          (m) the Transactions;
          (n) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with or judgments against, customers and suppliers, in each case in the ordinary course of business;
          (o) Investments of a Relevant Subsidiary of the Borrower acquired after the Closing Date or of a corporation merged or amalgamated or consolidated into the Borrower or merged or amalgamated into or consolidated with a Relevant Subsidiary of the Borrower in accordance with Section 6.05 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation; and

          (p) Guarantees by the Borrower or any of its Relevant Subsidiaries of operating leases (other than Capital Lease Obligations) or of other obligations that do not constitute Indebtedness, in each case entered into by any Subsidiary in the ordinary course of business.
          Section 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into, amalgamate with or consolidate with any other Person, or permit any other Person to merge into, amalgamate with or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any part of its assets (whether now owned or hereafter acquired), or issue, sell, transfer or otherwise dispose of any Equity Interests of the Borrower or any Relevant Subsidiary or preferred equity interests of the Borrower or any Relevant Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other Person, except that this Section shall not prohibit:
          (a) (i) the purchase and sale of inventory, supplies, materials and equipment and the purchase and sale of rights or licenses or leases of intellectual property, in each case in the ordinary course of business by the Borrower or any of its Relevant Subsidiaries, (ii) the sale of any other asset in the ordinary course of business by the Borrower or any of its Relevant Subsidiaries, (iii) the sale of surplus, obsolete or worn out equipment or other property in the ordinary course of business by the Borrower or any of its Relevant Subsidiaries or (iv) the sale of Permitted Investments in the ordinary course of business;
          (b) if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing, (i) the merger or consolidation of any Relevant Subsidiary of the Borrower into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) the merger or consolidation of any Relevant Subsidiary of the Borrower into or with any Loan Party in a transaction in which the surviving or resulting entity is a Loan Party and, in the case of each of clauses (i) and (ii), no Person other than the Borrower or a Loan Party receives any consideration, (iii) the merger, amalgamation or consolidation of any Subsidiary of the Borrower that is not a Loan Party into or with any other Subsidiary of the Borrower that is not a Loan Party, (iv) the liquidation, winding up, or dissolution or change in form of entity of any Relevant Subsidiary of the Borrower if the Borrower determines in good faith that such liquidation, winding up, dissolution or change in form is in the best interests of the Borrower and is not materially disadvantageous to the Lenders or (v) the change in form of entity of the Borrower if the Borrower determines in good faith that such change in form is in the best interests of the Borrower and is not materially disadvantageous to the Lenders;
          (c) sales, transfers, leases or other dispositions to the Borrower or a Subsidiary of the Borrower (upon voluntary liquidation or otherwise); provided that any sales, transfers, leases or other dispositions by a Loan Party to a Subsidiary of the Borrower that is not a Loan Party shall be made in compliance with Section 6.07; provided further that the aggregate gross proceeds of any sales, transfers, leases or other dispositions by a Loan Party to a Subsidiary that is not a Loan Party in reliance upon this paragraph (c) and the aggregate gross proceeds of any or all assets sold, transferred or leased in reliance upon paragraph (g) below shall not exceed, in any fiscal year of the Borrower, 5.0% of Consolidated Total Assets as of the end of the immediately preceding fiscal year;
          (d) Sale and Lease-Back Transactions permitted by Section 6.03;
          (e) Investments permitted by Section 6.04, Liens permitted by Section 6.02 and Dividends permitted by Section 6.06;
          (f) the sale of defaulted receivables in the ordinary course of business and not as part of an accounts receivables financing transaction;
          (g) sales, transfers, leases or other dispositions of assets not otherwise permitted by this Section 6.05; provided that the aggregate gross proceeds (including noncash proceeds) of any or all assets sold, transferred, leased or otherwise disposed of in reliance upon this paragraph (g) and in reliance upon the second proviso to paragraph (c) above shall not exceed, in any fiscal year of the Borrower, 5% of Consolidated Total Assets as of the end of the immediately preceding fiscal year; provided further that the Net Proceeds thereof are applied in accordance with Section 2.11(c); and provided further that after giving effect thereto, no Default or Event of Default shall have occurred;
          (h) any merger or consolidation in connection with a Permitted Business Acquisition, provided that following any such merger or consolidation (i) involving the Borrower, the Borrower is the surviving corporation and (ii) involving a Relevant Subsidiary, the surviving or resulting entity shall be a Loan Party;
          (i) licensing and cross-licensing arrangements involving any technology or other intellectual property of the Borrower or any Relevant Subsidiary in the ordinary course of business; and
          (j) abandonment, cancellation or disposition of any intellectual property of the Borrower in the ordinary course of business.

     Notwithstanding anything to the contrary contained in Section 6.05 above, (i) the Borrower may, so long as no Event of Default shall have occurred and be continuing or would result therefrom, sell, grant or otherwise issue Equity Interests to members of management of the Borrower or any of the Subsidiaries of the Borrower that are Loan Parties pursuant to stock option, stock ownership, stock incentive or similar plans, (ii) no sale, transfer or other disposition of assets shall be permitted by this Section 6.05 (other than sales, transfers, leases or other dispositions to Loan Parties pursuant to paragraph (c) hereof) unless such disposition is for fair market value, (iii) no sale, transfer or other disposition of assets shall be permitted by paragraph (a), (d), or (j) of this Section 6.05 unless such disposition is for at least 75% cash consideration and (iv) no sale, transfer or other disposition of assets in excess of U.S.$5.0 million shall be permitted by paragraph (g) of this Section 6.05 unless such disposition is for at least 75% cash consideration; provided that for purposes of clauses (iii) and (iv), the amount of any secured Indebtedness or other Indebtedness of a Subsidiary of the Borrower that is not a Loan Party (as shown on the Borrower’s or such Subsidiary’s most recent balance sheet or in the notes thereto) that is assumed by the transferee of any such assets shall be deemed to be cash.
          Section 6.06. Dividends and Distributions. Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any of its Equity Interests (other than dividends and distributions on Equity Interests payable solely by the issuance of additional shares of Equity Interests of the Person paying such dividends or distributions) or directly or indirectly redeem, purchase, retire or otherwise acquire for value any shares of any class of its Equity Interests or set aside any amount for any such purpose; provided, however, that:
          (a) any Relevant Subsidiary of the Borrower may declare and pay dividends to, repurchase its Equity Interests from, or make other distributions to, the Borrower or any Relevant Subsidiary (or, in the case of Relevant Subsidiaries that are not Wholly Owned Subsidiaries of the Borrower, to the Borrower or any Subsidiary that is a direct or indirect parent of such Subsidiary and to each other owner of Equity Interests of such Subsidiary on a pro rata basis (or more favorable basis from the perspective of the Borrower or such Subsidiary) based on their relative ownership interests);
          (b) the Borrower and each of its Relevant Subsidiaries may repurchase, redeem or otherwise acquire or retire to finance any such repurchase, redemption or other acquisition or retirement for value any Equity Interests of the Borrower or any of its Relevant Subsidiaries held by any current or former officer, director, consultant, or employee of the Borrower or any Subsidiary of the Borrower or, to the extent such Equity Interests were issued as compensation for services rendered on behalf of the Loan Parties, any employee of any Parent Company, pursuant to any equity subscription agreement, stock option agreement, shareholders’, members’ or partnership agreement or similar agreement, plan or arrangement or any Plan and the Borrower and Relevant Subsidiaries may declare and pay dividends to the Borrower or any other Relevant Subsidiary of the Borrower the proceeds of which are used for such purposes, provided that the aggregate amount of such purchases or redemptions in cash under this paragraph (b) shall not exceed in any fiscal year U.S.$5.0 million (plus the amount of net proceeds (x) received by the Borrower during such calendar year from sales of Equity Interests of the Borrower to directors, consultants, officers or employees of the Borrower or any of its Affiliates in connection with permitted employee compensation and incentive arrangements and (y) of any key-man life insurance policies received during such calendar year) which, if not used in any year, may be carried forward to any subsequent calendar year;
          (c) noncash repurchases, redemptions or exchanges of Equity Interests deemed to occur upon exercise of stock options or exchange of exchangeable shares if such Equity Interests represent a portion of the exercise price of such options;
          (d) provided no Default or Event of Default then exists or would result therefrom, the Borrower may declare and pay dividends or make other distributions from the proceeds of any issuance of Equity Interests permitted to be made under this Agreement; and
          (e) provided (i) no Default or Event of Default then exists or would result therefrom and (ii) the Borrower shall be in compliance (on a Pro Forma Basis and after giving effect to the making of such distribution) with the provisions of Section 6.10 and Section 6.11 as of the end of the immediately preceding fiscal quarter, the Borrower may declare or make a distribution on or with respect to the Equity Interests of the Borrower during any fiscal quarter in accordance with the Limited Partnership Agreement in an amount not to exceed Available Cash as of the end of the immediately preceding fiscal quarter.
          Section 6.07. Transactions with Affiliates. (a) Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transaction with, any of its Affiliates, unless such transaction is upon terms no less favorable to the Borrower or such Relevant Subsidiary, as applicable, than would be obtained in a comparable arm’s-length transaction with a Person that is not an Affiliate; provided that this clause (a) shall not apply to the indemnification of directors (or persons holding similar positions for non-corporate entities) of the Borrower and its Relevant Subsidiaries in accordance with customary practice.
          (b) The foregoing paragraph (a) shall not prohibit, to the extent otherwise permitted under this Agreement,
     (i) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options, stock ownership plans, including restricted stock plans, stock grants, directed share programs and other equity based plans customarily maintained by similar companies and the granting and performance of registration rights approved by the General Partner or the board of directors of any Relevant Subsidiary, as applicable,

     (ii) transactions among the Borrower and the other Loan Parties and transactions among the Relevant Subsidiaries that are not Loan Parties otherwise permitted by this Agreement,
     (iii) any indemnification agreement or any similar arrangement entered into with directors, officers, consultants and employees of the Borrower or any of its Affiliates in the ordinary course of business and the payment of fees and indemnities to directors, officers, consultants and employees of the Borrower and its Relevant Subsidiaries in the ordinary course of business and, to the extent such fees and indemnities are directly attributable to services rendered on behalf of the Loan Parties, any employee of any Parent Company,
     (iv) transactions pursuant to permitted agreements in existence on the Closing Date and set forth on Schedule 6.07 or any amendment thereto to the extent such amendment is not adverse to the Lenders in any material respect,
     (v) any employment agreement or employee benefit plan entered into by the Borrower or any of its Affiliates in the ordinary course of business or consistent with past practice and payments pursuant thereto,
     (vi) transactions otherwise permitted under Section 6.06 and Investments permitted by Section 6.04; provided that this clause (vi) shall not apply to any Investment, whether direct or indirect, in either (x) Persons that were not Subsidiaries immediately prior to such Investment or (y) Persons that are not Subsidiaries immediately after such Investment,
     (vii) any purchase by the Sponsors or any Sponsor Affiliate of Equity Interests of the Borrower,
     (viii) payments by the Borrower or any of its Relevant Subsidiaries to the Sponsors or any Sponsor Affiliate made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including in connection with acquisitions or divestitures, which payments are approved by General Partner or the board of directors of any Relevant Subsidiary, as applicable, in good faith,
     (ix) the existence of, or the performance by the Borrower or any of its Relevant Subsidiaries of its obligations under the terms of, the Acquisition Documents, or any agreement contemplated thereunder to which it is a party as of the Closing Date, provided, however, that the existence of, or the performance by the Borrower or any Relevant Subsidiary of obligations under any future amendment to any such existing agreement or under any similar agreement entered into after the Closing Date shall only be permitted by this clause (ix) to the extent that the terms of any such amendment or new agreement are not otherwise disadvantageous to the Lenders in any material respect,
     (x) transactions with any Affiliate for the purchase or sale of goods, products, parts and services entered into in the ordinary course of business in a manner consistent with past practice,
     (xi) any transaction in respect of which the Borrower delivers to the Administrative Agent (for delivery to the Lenders) a letter addressed to the Borrower from an accounting, appraisal or investment banking firm, in each case of nationally recognized standing that is (A) in the good faith determination of the Borrower qualified to render such letter and (B) reasonably satisfactory to the Administrative Agent, which letter states that such transaction is on terms that are no less favorable to the Borrower or Relevant Subsidiary, as applicable, than would be obtained in a comparable arm’s-length transaction with a Person that is not an Affiliate,
     (xii) the payment of all fees, expenses, bonuses and awards related to the Transactions contemplated by the Acquisition Documents, including fees to the Sponsors or any Sponsor Affiliate,
     (xiii) so long as not otherwise prohibited under this Agreement, guarantees of performance by the Borrower or any Relevant Subsidiary of any other Subsidiary or the Borrower that is not a Loan Party in the ordinary course of business, except for guarantees of Indebtedness in respect of borrowed money,
     (xiv) if such transaction is with a Person in its capacity as a holder (A) of Indebtedness of the Borrower or any Relevant Subsidiary of the Borrower where such Person is treated no more favorably than the other holders of Indebtedness of the Borrower or any such Relevant Subsidiary or (B) of Equity Interests of the Borrower or any Relevant Subsidiary of the Borrower where such Person is treated no more favorably than the other holders of Equity Interests of the Borrower or such Relevant Subsidiary,
     (xv) the transactions contemplated hereby and the payment of fees and expenses related thereto, and
     (xvi) payments by the Borrower or any of its Relevant Subsidiaries to any Affiliate in respect of compensation, expense reimbursement, or benefits to or for the benefit of current or former employees, independent contractors or directors of the Borrower or any of its Subsidiaries or, to the extent such compensation, expense reimbursement, or benefits are directly attributable to services rendered on behalf of the Loan Parties, any employee of any Parent Company, including, without limitation, pursuant to the terms and conditions of the Omnibus Agreement and the Limited Partnership Agreement.

          Section 6.08. Business of the Borrower and the Subsidiaries. Notwithstanding any other provisions hereof, engage at any time in any business or business activity other than any business or business activity conducted by it on the Closing Date, Midstream Activities and any business or business activities incidental or related thereto, or any business or activity that is reasonably similar thereto or a reasonable extension, development or expansion thereof or ancillary thereto, including, without limitation, the consummation of the Transactions.
          Section 6.09. Limitation on Modifications of Indebtedness; Modifications of Certificate of Incorporation, By-laws and Certain Other Agreements; etc. (a) Amend or modify or grant any waiver or release under or terminate in any manner the articles or certificate of incorporation or by-laws or partnership agreement (including the Limited Partnership Agreement) or limited liability company operating agreement of the Borrower or any Relevant Subsidiary), the Gathering and Processing Documents, the Transaction Documents or any Material Contract, in each case, if such amendment, modification, waiver, release or termination could reasonably be expected to result in a Material Adverse Effect or affect the assignability of any such contract or agreement in a manner that would have an adverse effect on the rights of the Secured Parties in the Collateral (including in such agreement as Collateral);
          (b) (i) Make, or agree or offer to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on Permitted Junior Debt or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Permitted Junior Debt, except for (to the extent permitted by the subordination provisions thereof) (A) payments of regularly scheduled interest, (B) payments made solely with the proceeds from the issuance of common Equity Interests or from equity contributions, (C) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, prepayments of any Permitted Junior Debt, provided that, (1) no such prepayments shall be made with the proceeds of Revolving Facility Loans and (2) no such prepayments shall be made if any Incremental Term Loans are then outstanding, and (D) (1) prepayments made with the proceeds of any Permitted Refinancing Indebtedness in respect thereof or (2) prepayments with the proceeds of any non-cash interest bearing Equity Interests issued for such purchase that are not redeemable prior to the date that is six months following the later of the Revolving Facility Maturity Date and any Incremental Maturity Date and that have terms and covenants no more restrictive than the Permitted Junior Debt being so refinanced; or
     (ii) Amend or modify, or permit the amendment or modification of, any provision of any Permitted Junior Debt or any agreement relating thereto other than amendments or modifications that are not materially adverse to the Lenders and that do not affect the subordination provisions thereof (if any) in a manner adverse to the Lenders.
          (c) Enter into any agreement or instrument that by its terms restricts (i) the payment of dividends or distributions or the making of cash advances to the Borrower or any other Loan Party by a Relevant Subsidiary or (ii) the granting of Liens by the Borrower or a Relevant Subsidiary pursuant to the Security Documents, in each case other than those arising under any Loan Document, except, in each case, restrictions existing by reason of:
     (A) restrictions imposed by applicable law;
     (B) contractual encumbrances or restrictions in effect on the Closing Date under any agreements related to any permitted renewal, extension or refinancing of any Indebtedness existing on the Closing Date that does not expand the scope of any such encumbrance or restriction;
     (C) any restriction on a Relevant Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Equity Interests or assets of such Relevant Subsidiary pending the closing of such sale or disposition;
     (D) customary provisions in joint venture agreements and other similar agreements applicable to joint ventures entered into in the ordinary course of business;
     (E) any restrictions imposed by any agreement relating to secured Indebtedness permitted by this Agreement to the extent that such restrictions apply only to the property or assets securing such Indebtedness;
     (F) customary provisions contained in leases or licenses of intellectual property and other similar agreements entered into in the ordinary course of business;
     (G) customary provisions restricting subletting or assignment of any lease governing a leasehold interest;
     (H) customary provisions restricting assignment of any agreement entered into in the ordinary course of business;
     (I) customary restrictions and conditions contained in any agreement relating to the sale of any asset permitted under Section 6.05 pending the consummation of such sale;
     (J) in the case of any Person that becomes a Relevant Subsidiary after the Closing Date, any agreement in effect at the time such Person so becomes a Relevant Subsidiary, so long as such agreement was not entered into in contemplation of such Person becoming such a Relevant Subsidiary; or

     (K) restrictions imposed by any Permitted Junior Indebtedness consisting of unsecured senior Indebtedness that are substantially similar to restrictions set forth in this Agreement and in any case do not restrict the granting of Liens pursuant to the Security Documents.
          Section 6.10. Leverage Ratio. Beginning at the end of the first full fiscal quarter ending after the Closing Date, for any Test Period, permit the Leverage Ratio on the last day of any fiscal quarter, to be in excess of the Maximum Leverage Ratio then in effect.
          Section 6.11. Interest Coverage Ratio. Beginning at the end of the first full fiscal quarter after the Closing Date, for any Test Period, permit the Interest Coverage Ratio on the last day of any fiscal quarter to be less than 2.50:1.00.
          Section 6.12. Swap Agreements. Enter into any Swap Agreement, other than (a) Swap Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Relevant Subsidiary is exposed in the conduct of its business or the management of its liabilities, and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Relevant Subsidiary, which in the case of each of clauses (a) and (b) are entered into for bona fide risk mitigation purposes and that are not speculative in nature.
ARTICLE VII
EVENTS OF DEFAULT
          Section 7.01. Events of Default. In case of the happening of any of the following events (“Events of Default”):
          (a) any representation or warranty made or deemed made by the Borrower or any other Loan Party in any Loan Document, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished by the Borrower or any other Loan Party;
          (b) default shall be made in the payment of any principal of any Loan or the reimbursement with respect to any Revolving L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;
          (c) default shall be made in the payment of any interest on any Loan or on any Revolving L/C Disbursement or in the payment of any Fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five (5) Business Days;
          (d) default shall be made in the due observance or performance by the Borrower or any of its Relevant Subsidiaries of any covenant, condition or agreement contained in (i) Section 5.01(a) (with respect to the Borrower), 5.05(a), 5.08, 5.10(d) or in Article VI;
          (e) default shall be made in the due observance or performance by the Borrower or any of its Relevant Subsidiaries of any covenant, condition or agreement of such Person contained in any Loan Document (other than those specified in paragraphs (b), (c) and (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender to the Borrower;
          (f) (i) any event or condition occurs that (x) results in any Material Indebtedness becoming due prior to its scheduled maturity or (y) enables or permits (with all applicable grace periods having expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or (ii) the Borrower or any of its Relevant Subsidiaries shall fail to pay the principal of any Material Indebtedness at the stated final maturity thereof; provided that this clause (f) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness;
          (g) there shall have occurred a Change in Control;
          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Borrower or any of its Relevant Subsidiaries, or of a substantial part of the property or assets of the Borrower or any its Relevant Subsidiaries, taken as a whole, under Title 11 of the United States Code, as now constituted or hereafter amended or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Relevant Subsidiaries or for a substantial part of the property or assets of the Borrower or any of its Relevant Subsidiaries, taken as a whole, or (iii) the winding-up or liquidation of the Borrower or any of its Relevant Subsidiaries (except, in the case of any Relevant Subsidiary, in a transaction permitted by Section 6.05); and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (i) the Borrower or any of its Relevant Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (h) above, (iii) apply for, request or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Relevant Subsidiaries or for a substantial part of the property or assets of the Borrower or any of its Relevant Subsidiaries, taken as a whole, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due;
          (j) the failure by the Borrower or any of its Relevant Subsidiaries to pay one or more final judgments aggregating in excess of U.S. $20.0 million (net of any amounts which are covered by insurance or bonded), which judgments are not discharged or effectively waived or stayed for a period of 30 consecutive days, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower or any of its Relevant Subsidiaries to enforce any such judgment;
          (k) one or more ERISA Events shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;
          (l) (i) any Loan Document shall for any reason be asserted in writing by the Borrower or any other Loan Party not to be a legal, valid and binding obligation of any party thereto, (ii) any security interest purported to be created by any Security Document and to extend to Collateral that is not immaterial to the Loan Parties on a consolidated basis shall cease to be, or shall be asserted in writing by any Loan Party not to be, a valid and perfected security interest (having the priority required by this Agreement or the relevant Security Document) in the securities, assets or properties covered thereby, except to the extent that (x) any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Agreements or to file UCC continuation statements, (y) such loss is covered by a lender’s title insurance policy and the Administrative Agent shall be reasonably satisfied with the credit of such insurer or (z) any such loss of validity, perfection or priority is the result of any failure by the Collateral Agent or the Administrative Agent to take any action necessary to secure the validity, perfection or priority of the Liens or (iii) the Guarantees by any Loan Party of any of the Obligations shall cease to be in full force and effect (other than in accordance with the terms thereof), or shall be asserted in writing by the Borrower or any other Loan Party or any other Person not to be in effect or not to be legal, valid and binding obligations;
          (m) (A) any Environmental Claim against the Borrower or any of its Relevant Subsidiaries, (B) any Liability of the Borrower or any of its Relevant Subsidiaries for any Release or threatened Release of Hazardous Materials or (C) any Liability of the Borrower or any of its Relevant Subsidiaries for any actual or alleged presence, Release or threatened Release of Hazardous Materials at, under, on or from any real property currently or formerly owned, leased or operated by any predecessor of the Borrower or any of its Relevant Subsidiaries, or any property at which the Borrower or any of its Relevant Subsidiaries has sent Hazardous Materials for treatment, storage or disposal, (each, an “Environmental Event”) shall have occurred that, when taken together with all other Environmental Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;
          (n) (i) default shall have occurred under any Gathering and Processing Document that could reasonably be expected to result in a Material Adverse Effect or (ii) any Gathering and Processing Documents shall have been terminated and in the reasonable judgment of the Borrower it is not possible to replace such agreement with a comparable agreement within a reasonable period of time (or, if shorter, such period of time as would prevent a Material Adverse Effect); or
          (o) HoldCo shall have failed to convert the Parent Subordinated Note into common equity units of the Borrower by the date that is sixty days after the Closing Date;
then, and in every such event (other than an event with respect to the Borrower described in paragraph (h) or (i) above), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate forthwith the Commitments, (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding and (iii) demand cash collateral pursuant to Section 2.05(j); and in any event described in paragraph (h) or (i) above, the Commitments shall automatically terminate, the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable and the Administrative Agent shall be deemed to have made a demand for cash collateral to the full extent permitted under Section 2.05(j), without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

ARTICLE VIII
THE AGENTS
          Section 8.01. Appointment and Authority. (a) Each of the Lenders and the Issuing Banks hereby irrevocably appoints BNP Paribas to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.
          (b) BNP Paribas shall also act as the Collateral Agent under the Loan Documents, and each of the Lenders (including in its capacities as a potential Specified Swap Counterparty and a potential Cash Management Bank) and the Issuing Banks hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender or Issuing Bank for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent pursuant to Section 8.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article VIII and Article IX (including Section 8.12) as though such co-agents, sub-agents and attorneys-in-fact were the Collateral Agent under the Loan Documents as if set forth in full herein with respect thereto.
          (c) Each of Bank of America, N.A. and Royal Bank of Canada is hereby appointed to act as a Syndication Agent.
          (d) Each of UBS Securities LLC and The Royal Bank of Scotland PLC are hereby appointed to act as a Co-Documentation Agent.
          (e) The provisions of this Article are solely for the benefit of the Administrative Agent, the Collateral Agent, any appointees thereof, the Lenders and the Issuing Banks, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.
          Section 8.02. Rights as a Lender. Any Person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender, and may exercise the same as though it were not an Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include a Person serving as an Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Lenders.
          Section 8.03. Exculpatory Provisions. No Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, no Agent:
          (a) shall be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;
          (b) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable law;
          (c) shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as such Agent or any of its Affiliates in any capacity;
          (d) shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.08 and 7.01) or (ii) in the absence of its own gross negligence or willful misconduct;
          (e) shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent; and

          (f) shall be deemed to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to such Agent by the Borrower, a Lender or an Issuing Bank.
          Section 8.04. Reliance by Agents. Any Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Any Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan or issuance of a Revolving Letter of Credit that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, any Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless such Agent shall have received notice to the contrary from such Lender or Issuing Bank prior to the making of such Loan or issuance of a Revolving Letter of Credit, as applicable. Any Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
          Section 8.05. Delegation of Duties. Any Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by such Agent. Any Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent.
          Section 8.06. Resignation of the Agents. Any Agent may at any time give notice of its resignation to the Lenders, Issuing Banks and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right to appoint a successor with the consent of the Borrower (not to be unreasonably withheld or delayed), which shall be a financial institution with an office in the United States, or an Affiliate of any such financial institution with an office in the United States. During an Agent Default Period, the Borrower and the Required Lenders may remove the relevant Agent subject to the execution and delivery by the Borrower and the Required Lenders of removal and liability release agreements reasonably satisfactory to the relevant Agent, which removal shall be effective upon the acceptance of appointment by a successor as such Agent. Upon any proposed removal of an Agent during an Agent Default Period, the Required Lenders shall have the right to appoint a successor with the consent of the Borrower (not to be unreasonably withheld or delayed), which shall be a financial institution with an office in the United States, or an Affiliate of any such financial institution with an office in the United States. In the case of the resignation of an Agent, if no such successor shall have been so appointed by the Required Lenders and the Borrower and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the Secured Parties under any of the Loan Documents, the retiring Collateral Agent shall continue to hold such collateral security, as bailee, until such time as a successor Collateral Agent is appointed), (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender or Issuing Bank directly, until such time as the Required Lenders and the Borrower appoint a successor Administrative Agent as provided for above in this Section and (c) the Borrower and the Lenders agree that in no event shall the retiring Agent or any of its Affiliates or any of their respective officers, directors, employees, agents advisors or representatives have any liability to the Loan Parties, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the failure of a successor Agent to be appointed and to accept such appointment. Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) or removed Agent, and the retiring or removed Agent shall be discharged from all of its duties and obligations hereunder and under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article (including Section 8.12) and Section 9.05 shall continue in effect for the benefit of such retiring or removed Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Agent was acting as Agent.
          Section 8.07. Non-Reliance on the Agents, Other Lenders and Other Issuing Banks. Each Lender and each Issuing Bank acknowledges that it has, independently and without reliance upon any Agent or any other Lender or Issuing Bank or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon any Agent or any other Lender or Issuing Bank or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

          Section 8.08. No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Joint Lead Arrangers, the Syndication Agent or the Co-Documentation Agents shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as an Agent, a Lender or an Issuing Bank hereunder.
          Section 8.09. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any federal, state or foreign bankruptcy, insolvency, receivership or similar law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:
          (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Banks and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Banks and the Administrative Agent under Sections 2.12, 8.12, and 9.05) allowed in such judicial proceeding; and
          (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each Issuing Bank to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Banks, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.12, 8.12, and 9.05.
          Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any Issuing Bank to authorize the Administrative Agent to vote in respect of the claim of any Lender or any Issuing Bank in any such proceeding.
          Section 8.10. Collateral and Guaranty Matters. Each of the Lenders (including in its capacities as a potential Cash Management Bank and a potential Specified Swap Counterparty) and each of the Issuing Banks irrevocably authorizes the Administrative Agent and the Collateral Agent to release guarantees, Liens and security interests created by the Loan Documents in accordance with the provisions of Section 9.18. Upon request by the Administrative Agent or the Collateral Agent at any time, the Required Lenders will confirm in writing such Agent’s authority provided for in the previous sentence.
          Section 8.11. Secured Cash Management Agreements and Secured Swap Agreements. No Cash Management Bank or Specified Swap Counterparty that obtains the benefits of the Security Documents or any Collateral by virtue of the provisions hereof or of the Security Documents shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article VIII to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Swap Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Specified Swap Counterparty, as the case may be.
          Section 8.12. Indemnification. Each Lender and Issuing Bank agrees (i) to reimburse the Administrative Agent, on demand, in the amount of its pro rata share (based on its Commitments hereunder (or if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of its applicable outstanding Loans) or portion of outstanding Revolving L/C Disbursements owed to it, as applicable) of any reasonable expenses incurred for the benefit of the Lenders and the Issuing Banks by the Administrative Agent, including reasonable counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders and the Issuing Banks, which shall not have been reimbursed by the Borrower and (ii) to indemnify and hold harmless the Administrative Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, Taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as Administrative Agent or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Borrower, provided that no Lender or Issuing Bank shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent found in a final non-appealable judgment by a court of competent jurisdiction to have resulted primarily from the gross negligence or wilful misconduct of the Administrative Agent or any of its directors, officers, employees or agents.

          Section 8.13. Appointment of Supplemental Collateral Agents. (a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations or other institutions to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Collateral Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Collateral Agent appoint an additional institution as a separate trustee, co-trustee, collateral agent, collateral sub-agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Collateral Agent” and collectively as “Supplemental Collateral Agents”).
          (b) In the event that the Collateral Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Collateral Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either the Collateral Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Article and of Section 9.05 that refer to the Administrative Agent, the Collateral Agent or the Agents shall inure to the benefit of such Supplemental Collateral Agent and all references therein to the Administrative Agent, the Collateral Agent or the Agents shall be deemed to be references to the Administrative Agent, the Collateral Agent or the Agents and/or such Supplemental Collateral Agent, as the context may require.
          (c) Should any instrument in writing from any Loan Party be required by any Supplemental Collateral Agent so appointed by the Collateral Agent for more fully and certainly vesting in and confirming to it such rights, powers, privileges and duties, such Loan Party shall execute, acknowledge and deliver any and all such instruments promptly upon request by the Collateral Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by the Collateral Agent until the appointment of a new Supplemental Collateral Agent.
          Section 8.14. Withholding. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender or Issuing Bank an amount equivalent to any applicable withholding Tax. If any payment has been made to any Lender or Issuing Bank by the Administrative Agent without the applicable withholding Tax being withheld from such payment and the Administrative Agent has paid over the applicable withholding Tax to the Internal Revenue Service or any other Governmental Authority, or the Internal Revenue Service or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender or Issuing Bank because the appropriate form was not delivered or was not properly executed or because such Lender or Issuing Bank failed to notify the Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding Tax ineffective or for any other reason, such Lender or Issuing Bank shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred.
          Section 8.15. Enforcement. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent or the Collateral Agent in accordance with Section 7.01 and the Security Documents for the benefit of all the Lenders and the Issuing Banks or Secured Parties, as applicable; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent or the Collateral Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent or Collateral Agent, as applicable) hereunder and under the other Loan Documents, (b) any Lender or Issuing Bank from exercising setoff rights in accordance with Section 9.06 (subject to the terms of Section 2.18(c)), or (c) any Lender or Issuing Bank from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any federal, state or foreign bankruptcy, insolvency, receivership or similar law; and provided, further, that if at any time there is no Person acting as the Administrative Agent or the Collateral Agent, as applicable, hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent or the Collateral Agent, as applicable, pursuant to Section 7.01 and the Security Documents, as applicable and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 2.18(c), any Lender or Issuing Bank may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

ARTICLE IX
MISCELLANEOUS
          Section 9.01. Notices. (a) Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:
     (i) if to the Borrower, to Quicksilver Gas Services LP at 717 Texas Ave., Suite 3150, Houston, Texas 77002, fax: (832) 519-2250, e-mail: bmanias@crestwoodlp.com;
     (ii) if to the Administrative Agent, to BNP Paribas at 787 Seventh Avenue, New York, New York 10019, Attention: Dina Wilson; fax: 201-850-4020, e-mail: AGENCY_LS_SUPPORT@americas.bnpparibas.com;
     (iii) if to the Collateral Agent, to BNP Paribas at 787 Seventh Avenue, New York, New York 10019, Attention: Chris Lyons; fax: 713-659-6915, e-mail: chris.lyons@americas.bnpparibas.com; and
     (iv) if to an Issuing Bank or any Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.
          (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to service of process, or to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. Each of the Administrative Agent, the Collateral Agent and the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided further that approval of such procedures may be limited to particular notices or communications.
          (c) All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or (to the extent permitted by paragraph (b) above) electronic means prior to 5:00 p.m. (New York time) on such date, or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01.
          (d) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.
          Section 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower and the other Loan Parties herein, in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and each Issuing Bank and shall survive the making by the Lenders of the Loans, the execution and delivery of the Loan Documents and the issuance of the Letters of Credit, regardless of any investigation made by such Persons or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or Revolving L/C Disbursement or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Revolving Letter of Credit is outstanding and so long as the Commitments have not been terminated. Without prejudice to the survival of any other agreements contained herein, indemnification and reimbursement obligations contained herein (including pursuant to Section 2.15, 2.17 and 9.05) shall survive the payment in full of the principal and interest hereunder, the expiration of the Letters of Credit and the termination of the Commitments or this Agreement.
          Section 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Agents and when the Administrative Agent shall have received copies hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the Borrower, each Issuing Bank, the Agents and each Lender and their respective permitted successors and assigns.
          Section 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Revolving Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Revolving Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section), the Lenders, the Agents, each Issuing Bank and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, each Issuing Bank, and the Lenders, and the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:
     (A) the Borrower; provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or, if an Event of Default pursuant to Section 7.01(b), 7.01(c), 7.01(h) or 7.01(i) has occurred and is continuing, any other assignee (provided that any liability of the Borrower to an assignee that is an Approved Fund or Affiliate of the assigning Lender under Section 2.15 or 2.17 shall be limited to the amount, if any, that would have been payable hereunder by the Borrower in the absence of such assignment); and provided further that so long as no Event of Default has occurred and is continuing, the Borrower may withhold its consent if the costs or the taxes payable by the Borrower to the assignee under Section 2.15 or 2.17 shall be greater than they would have been to assignor;
     (B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of an Incremental Term Loan to a Person that is a Lender, an Affiliate of a Lender or Approved Fund immediately prior to giving effect to such assignment;
     (C) in the case of any assignment of any Revolving Facility Commitment, each Issuing Lender; and
     (D) in the case of any assignment of any Revolving Facility Commitment, each Swingline Lender.
     (ii) Assignments shall be subject to the following additional conditions:
     (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, an assignment of the entire remaining amount of the assigning Lender’s Commitment or contemporaneous assignments to related Approved Funds that equal at least U.S. $2.5 million in the aggregate, the amount of the Commitment and/or Loans, as applicable, of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than U.S. $5.0 million and increments of U.S. $1.0 million in excess thereof unless the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if an Event of Default under paragraph (b), (c), (h) or (i) of Section 7.01 has occurred and is continuing;
     (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of a given Facility under this Agreement;
     (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance;
     (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and any other administrative information that the Administrative Agent may reasonably request;
     (E) no such assignment shall be made to the Borrower or any of its Affiliates, or a Defaulting Lender; and
     (F) notwithstanding anything to the contrary herein, no such assignment shall be made to (x) a natural person or (y) GoldenTree Asset Management, LP or any of its Affiliates.
     For purposes of this Section 9.04(b), the term “Approved Fund” shall have the following meaning:
     “Approved Fund” shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by a Lender, an Affiliate of a Lender or an entity or an Affiliate of an entity that administers or manages a Lender.
     (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender hereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.15, 2.16, 2.17 and 9.05). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall not be effective as an assignment hereunder.
     (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and Revolving L/C Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Agents, each Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (v) The parties to each assignment shall execute and deliver to the Administrative Agent a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, any administrative information reasonably requested by the Administrative Agent (unless the assignee shall already be a Lender hereunder), any written consent to such assignment required by paragraph (b) of this Section, and the processing and recordation fee referred to above (unless waived as set forth above), the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.
          (c) (i) Any Lender may, without the consent of the Borrower, the Administrative Agent or any Issuing Bank, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans and Revolving L/C Disbursements owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Borrower, the Agents, each Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (D) such Lender shall maintain a register on which it enters the name and address of each Participant and the principal amounts of each Participant’s interest in the Loans (or other rights or obligations) held by it, which entries shall be conclusive absent manifest error. Any agreement or instrument (oral or written) pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to exercise rights under and to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents; provided that (x) such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 9.04(a)(i) or clause (i) through (vii) of the first proviso to Section 9.08(b) that affects such Participant and (y) no other agreement (oral or written) in respect of the foregoing with respect to such Participant may exist between such Lender and such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits (and subject to the requirements and limitations) of Section 2.15, 2.16 and 2.17 to the same extent as if it were the Lender from whom it obtained its participation and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.06 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.
     (ii) A Participant shall not be entitled to receive any greater payment under Section 2.15, 2.16 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent (which shall not be unreasonably withheld or delayed) and the Borrower may withhold its consent if a Participant would be entitled to require greater payment than the applicable Lender under such Sections. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 to the extent such Participant fails to comply with Section 2.17(e) as though it were a Lender.
          (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and its promissory note, if any, to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto, and any such pledgee (other than a pledgee that is the Federal Reserve Bank) shall acknowledge in writing that its rights under such pledge are in all respects subject to the limitations applicable to the pledging Lender under this Agreement or the other Loan Documents.
          Section 9.05. Expenses; Indemnity. (a) The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Agents, the Joint Lead Arrangers and their respective Affiliates in connection with the preparation of this Agreement and the other Loan Documents, or by the Agents, the Joint Lead Arrangers and their respective Affiliates in connection with the syndication of the Commitments or the administration of this Agreement (including expenses incurred in connection with due diligence and initial and ongoing Collateral examination to the extent incurred with the reasonable prior approval of the Borrower and the reasonable fees, disbursements and charges for no more than one counsel in each jurisdiction where Collateral is located) or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the Transactions hereby contemplated shall be consummated) or incurred by the Agents, the Joint Lead Arrangers and their respective Affiliates or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement and the other Loan Documents, in connection with the Loans made or the Letters of Credit issued hereunder, including the reasonable fees, charges and disbursements of Latham & Watkins LLP, special New York counsel for the Agents and the Joint Lead Arrangers, and, in connection with any such enforcement or protection, the reasonable fees, charges and disbursements of any other counsel (including the reasonable and documented allocated costs of internal counsel for the Agents, the Joint Lead Arrangers, any Issuing Bank or any Lender); provided, that, absent any conflict of interest, the Agents and the Joint Lead Arrangers shall not be entitled to indemnification for the fees, charges or disbursements of more than one counsel in each jurisdiction.

          (b) The Borrower agrees to indemnify the Agents, the Joint Lead Arrangers, the Syndication Agents, the Co-Documentation Agents, each Issuing Bank, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable and documented counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of the Commitment Letter, this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated hereby or thereby, (ii) the use of the proceeds of the Loans or the use of any Revolving Letter of Credit or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not the Borrower, its Subsidiaries or any Indemnitee initiated or is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction to have resulted from the gross negligence, bad faith, material breach of this Agreement or any of the Loan Documents or willful misconduct of such Indemnitee (treating, for this purpose only, any Agent, any Joint Lead Arranger, any Issuing Bank, any Lender and any of their respective Related Parties as a single Indemnitee). Subject to and without limiting the generality of the foregoing sentence, the Borrower agrees to indemnify each Indemnitee against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable and documented counsel or consultant fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (A) any Environmental Event or Environmental Claim related in any way to the Borrower or any of its Subsidiaries, or (B) any actual or alleged presence, Release or threatened Release of Hazardous Materials at, under, on or from any Real Property currently or formerly owned, leased or operated by the Borrower or any of its Subsidiaries or by any predecessor of the Borrower or any of its Subsidiaries, or any property at which the Borrower or any of its Subsidiaries has sent Hazardous Materials for treatment, storage or disposal, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction to have resulted from the gross negligence, bad faith, material breach of this Agreement or any of the Loan Documents or willful misconduct of such Indemnitee or any of its Related Parties or would have arisen as against the Indemnitee regardless of this Agreement or any other Loan Document or any Borrowings hereunder. In no event shall any Indemnitee be liable to any Loan Party for any consequential, indirect, special or punitive damages. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a court of competent jurisdiction. The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of the Commitment Letter, this Agreement or any other Loan Document, or any investigation made by or on behalf of any Agent, any Issuing Bank, any Joint Lead Arranger or any Lender. All amounts due under this Section 9.05 shall be payable on written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.
          (c) This Section 9.05 shall not apply to Taxes.
          Section 9.06. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Issuing Bank to or for the credit or the account of any Loan Party or any other Subsidiary that is not a Foreign Subsidiary, against any and all obligations of the Loan Parties, now or hereafter existing under this Agreement or any other Loan Document held by such Lender or such Issuing Bank, irrespective of whether or not such Lender or such Issuing Bank shall have made any demand under this Agreement or such other Loan Document and although the obligations may be unmatured. The rights of each Lender and each Issuing Bank under this Section 9.06 are in addition to other rights and remedies (including other rights of set-off) that such Lender or such Issuing Bank may have.
          Section 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN LETTERS OF CREDIT AND AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          Section 9.08. Waivers; Amendment. (a) No failure or delay of the Agents, any Issuing Bank or any Lender in exercising any right or power hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, each Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower or any other Loan Party in any case shall entitle such Person to any other or further notice or demand in similar or other circumstances.
          (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (x) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) and (y) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by each party thereto and the Collateral Agent and consented to by the Required Lenders; provided, however, that no such agreement shall
     (i) decrease or forgive the principal amount of, or extend the final maturity of, or decrease the rate of interest on, any Loan or any Revolving L/C Disbursement, without the prior written consent of each Lender directly affected thereby; provided that any amendment to the financial covenant definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (i);
     (ii) increase or extend the Commitment of any Lender or decrease the Commitment Fees or Revolving L/C Participation Fees or other fees payable to any Lender without the prior written consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Defaults shall not constitute an increase in the Commitments of any Lender),
     (iii) extend any date on which any scheduled amortization payment in respect of any Incremental Term Loan or payment of interest on any Loan, Revolving L/C Disbursement or any Fees is due or reduce the amount of any scheduled amortization payment due with respect to any Incremental Term Loan on the date due, without the prior written consent of each Lender adversely affected thereby,
     (iv) amend or modify the provisions of Section 2.18(b) or (c) in a manner that would by its terms alter the pro rata sharing of payments required thereby, without the prior written consent of each Lender adversely affected thereby,
     (v) extend the stated expiration date of any Revolving Letter of Credit beyond the Revolving Maturity Date, without the prior written consent of each Lender directly affected thereby,
     (vi) amend or modify the provisions of this Section or the definition of the terms “Required Lenders”, “Majority Lenders”, or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the prior written consent of each Lender adversely affected thereby (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Loans and Commitments are included on the Closing Date), and
     (vii) release all or substantially all the Collateral or release all or substantially all of the value of the Guarantees of the Subsidiary Loan Parties without the prior written consent of each Lender and Issuing Bank;
     provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agent, an Issuing Bank or a Swingline Lender hereunder or under the other Loan Documents without the prior written consent of such Administrative Agent, Collateral Agent, Issuing Bank or Swingline Lender, as applicable. Each Lender shall be bound by any waiver, amendment or modification authorized by this Section 9.08 and any consent by any Lender pursuant to this Section 9.08 shall bind any assignee of such Lender,
          (c) Without the consent of any Lender or Issuing Bank, the Loan Parties and the Administrative Agent and/or Collateral Agent may (in their respective sole discretion, or shall, to the extent required by any Loan Document) enter into any amendment, modification or waiver of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable law.
          (d) Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, and the Borrower (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Incremental Term Loans and the Revolving Facility Loans and the accrued interest and fees in respect thereof and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.
          (e) In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders providing the relevant Replacement Term Loans (as defined below) to permit the refinancing of all outstanding Incremental Term Loans (“Refinanced Term Loans”) with a replacement “B” term loan tranche hereunder which shall be Loans hereunder (“Replacement Term Loans”); provided that (i) the aggregate principal amount of such

Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans, (ii) the Applicable Margin for such Replacement Term Loans shall not be higher than the Applicable Margin for such Refinanced Term Loans, (iii) the weighted average life to maturity of such Replacement Term Loans shall not be shorter than the weighted average life to maturity of such Refinanced Term Loans at the time of such refinancing and (iv) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than, those applicable to such Refinanced Term Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Loans in effect immediately prior to such refinancing.
          (f) Notwithstanding the foregoing, (i) technical and conforming modifications to the Loan Documents may be made with the consent of the Borrower and the Administrative Agent to the extent necessary to integrate any Incremental Commitments on the terms and conditions provided for in Section 2.20 and (ii) any Loan Document may be amended, modified, supplemented or waived with the written consent of the Administrative Agent and the Borrower without the need to obtain the consent of any Lender if such amendment, modification, supplement or waiver is executed and delivered in order to cure an ambiguity, omission, mistake or defect in such Loan Document; provided that in connection with this clause (ii), in no event will the Administrative Agent be required to substitute its judgment for the judgment of the Lenders or the Required Lenders, and the Administrative Agent may in all circumstances seek the approval of the Required Lenders, the affected Lenders or all Lenders in connection with any such amendment, modification, supplement or waiver.
          Section 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law (collectively, the “Charges”), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender or any Issuing Bank, shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable hereunder, together with all Charges payable to such Lender or such Issuing Bank, shall be limited to the Maximum Rate, provided that such excess amount shall be paid to such Lender or such Issuing Bank on subsequent payment dates to the extent not exceeding the legal limitation.
          Section 9.10. Entire Agreement. This Agreement, the other Loan Documents and the agreements regarding certain Fees referred to herein constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Notwithstanding the foregoing, the Fee Letter shall survive the execution and delivery of this Agreement and remain in full force and effect. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.
          Section 9.11. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.
          Section 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavour in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          Section 9.13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 9.03. Delivery of an executed counterpart to this Agreement by facsimile transmission or an electronic transmission of a PDF copy thereof shall be as effective as delivery of a manually signed original. Any such delivery shall be followed promptly by delivery of the manually signed original.
          Section 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          Section 9.15. Jurisdiction; Consent to Service of Process. (a) Each of the Borrower, the Agents, the Issuing Bank and the Lenders hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. The Borrower further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to the Borrower at the address specified for the Loan Parties in Section 9.01. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement (other than Section 8.09) shall affect any right that any Lender or any Issuing Bank may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower or any Loan Party or their properties in the courts of any jurisdiction.
          (b) Each of the Borrower, the Agents, the Issuing Banks and the Lenders hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court sitting in New York County. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          Section 9.16. Confidentiality. Each of the Lenders, each Issuing Bank and each of the Agents agrees that it shall maintain in confidence any information relating to the Borrower and its Subsidiaries and their respective Affiliates furnished to it by or on behalf of the Borrower or the other Loan Parties or such Subsidiary or Affiliate (other than information that (x) has become generally available to the public other than as a result of a disclosure by such party in breach of this Agreement, (y) has been independently developed by such Lender, such Issuing Bank or such Agent without violating this Section 9.16 or (z) was available to such Lender, such Issuing Bank or such Agent from a third party having, to such Person’s actual knowledge, no obligations of confidentiality to the Borrower or any of its Subsidiaries or any such Affiliate) and shall not reveal the same other than to its directors, trustees, officers, employees, agents and advisors with a need to know or to any Person that approves or administers the Loans on behalf of such Lender or Issuing Bank (so long as each such Person shall have been instructed to keep the same confidential in accordance with this Section 9.16), except: (i) to the extent necessary to comply with law or any legal process or the regulatory or supervisory requirements of any Governmental Authority (including bank examiners), the National Association of Insurance Commissioners or of any securities exchange on which securities of the disclosing party or any Affiliate of the disclosing party are listed or traded, (ii) as part of reporting or review procedures to Governmental Authorities (including bank examiners) or the National Association of Insurance Commissioners, (iii) to its parent companies, Affiliates or auditors (so long as each such Person shall have been instructed to keep the same confidential in accordance with this Section 9.16), (iv) in connection with the exercise of any remedies under any Loan Document or in order to enforce its rights under any Loan Document in a legal proceeding, (v) to any prospective assignee of, or prospective Participant in, any of its rights under this Agreement (so long as such Person shall have been instructed to keep the same confidential in accordance with this Section 9.16 or on terms at least as restrictive as those set forth in this Section 9.16) and (vi) to any direct or indirect contractual counterparty in Swap Agreements or such contractual counterparty’s professional advisor (so long as each such contractual counterparty agrees to be bound by the provisions of this Section 9.16 or on terms at least as restrictive as those set forth in Section 9.16 and each such professional advisor shall have been instructed to keep the same confidential in accordance with this Section 9.16). If a Lender, an Issuing Bank or an Agent is requested or required to disclose any such information (other than to its bank examiners and similar regulators, or to internal or external auditors) pursuant to or as required by law or legal process or subpoena to the extent reasonably practicable, it shall give prompt notice thereof to the Borrower so that the Borrower may seek an appropriate protective order and such Lender, Issuing Bank or Agent will cooperate with the Borrower (or the applicable Subsidiary or Affiliate) in seeking such protective order.
          Section 9.17. Communications. (a) Delivery. (i) Each Loan Party hereby agrees that it will use all reasonable efforts to provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement and any other Loan Document, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (A) relates to a request for a new, or a conversion of an existing, borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (B) relates to the payment of any principal or other amount due under this Agreement prior to 5:00 p.m. (New York time) on the scheduled date therefor, (C) provides notice of any Default or Event of Default under this Agreement or (D) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any borrowing or other extension of credit hereunder (all such non-excluded communications collectively, the “Communications”), by transmitting the Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent at the address referenced in Section 9.01(a)(ii). Nothing in this Section 9.17 shall prejudice the right of the Agents, the Syndication Agent, the Co-Documentation Agents, the Joint Lead Arrangers or any Lender or Issuing Bank or any Loan Party to give any notice or other communication pursuant to this Agreement or any other Loan Document in any other manner specified in this Agreement or any other Loan Document.

     (ii) Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform (as defined below) shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees (A) to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and (B) that the foregoing notice may be sent to such e-mail address.
          (b) Posting. Each Loan Party further agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on Intralinks or a substantially similar electronic transmission system (the “Platform”). The Borrower hereby acknowledges that (i) the Administrative Agent and/or the Joint Lead Arrangers will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on the Platform and (ii) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Joint Lead Arrangers, the Issuing Banks and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its Affiliates or their respective securities for purposes of United States Federal and state securities laws; (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Joint Lead Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the Borrower shall not be under any obligation to mark any Borrower Materials “PUBLIC” to the extent the Borrower determines that such Borrower Materials contain material non-public information with respect to the Borrower or its Affiliates or their respective securities for purposes of United States Federal and state securities laws.
          (c) Platform. The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the accuracy or completeness of the Communications, or the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent, the Collateral Agent or any of its or their affiliates or any of their respective officers, directors, employees, agents advisors or representatives (collectively, “Agent Parties”) have any liability to the Loan Parties, any Lender or Issuing Bank or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Loan Party’s or the Administrative Agent’s or the Collateral Agent’s transmission of communications through the internet, except to the extent the liability of any Agent Party is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted primarily from such Agent Party’s gross negligence or willful misconduct.
          Section 9.18. Release of Liens and Guarantees. In the event that any Loan Party conveys, sells, leases, assigns, transfers or otherwise disposes of all or any portion of its assets (including the Equity Interests of any of its Subsidiaries) to a Person that is not (and is not required to become) a Loan Party in a transaction not prohibited by the Loan Documents, the Administrative Agent and the Collateral Agent shall promptly (and the Lenders hereby authorize the Administrative Agent and the Collateral Agent to) take such action and execute any such documents as may be reasonably requested by the Borrower and at the Borrower’s expense to release any Liens created by any Loan Document in respect of such Equity Interests or assets that are the subject of such disposition and to release any guarantees of the Obligations, and any Liens granted to secure the Obligations, in each case by a Person that ceases to be a Subsidiary of the Borrower as a result of a transaction described above. Any representation, warranty or covenant contained in any Loan Document relating to any such Equity Interests or assets shall no longer be deemed to be made once such Equity Interests or assets are so conveyed, sold, leased, assigned, transferred or disposed of. The Security Documents, the guarantees made therein, the Security Interest (as defined therein) and all other security interests granted thereby shall terminate, and each Loan Party shall automatically be released from its obligations thereunder and the security interests in the Collateral granted by any Loan Party shall be automatically released, when all the Obligations are paid in full in cash and Commitments are terminated (other than (A) contingent indemnification obligations, (B) obligations and liabilities under Secured Cash Management Agreements and Secured Swap Agreements and (C) obligations and liabilities under Revolving Letters of Credit as to which arrangements satisfactory to the Issuing Banks shall have been made). At such time, the Administrative Agent and the Collateral Agent agree to take such actions as are reasonably requested by the Borrower at the Borrower’s expense to evidence and effectuate such termination and release of the guarantees, Liens and security interests created by the Loan Documents.

          Section 9.19. U.S.A. PATRIOT Act and Similar Legislation. Each Lender and Issuing Bank hereby notifies each Loan Party that pursuant to the requirements of the U.S.A. PATRIOT Act and similar legislation, as applicable, it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of each Loan Party and other information that will allow the Lenders to identify such Loan Party in accordance with such legislation. Each Loan Party agrees to furnish such information promptly upon request of a Lender. Each Lender shall be responsible for satisfying its own requirements in respect of obtaining all such information.
          Section 9.20. Judgment. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first mentioned currency with such other currency at the Administrative Agent’s principal office in New York, New York on the Business Day preceding that on which final judgment is given.
          Section 9.21. Pledge and Guarantee Restrictions. Notwithstanding any provision of this Agreement or any other Loan Document to the contrary (including any provision that would otherwise apply notwithstanding other provisions or that is the beneficiary of other overriding language):
          (a) (i) no more than 65% of the issued and outstanding voting Equity Interests of (x) any Foreign Subsidiary of the Borrower or (y) any Subsidiary of the Borrower, substantially all of which Subsidiary’s assets consist of the Equity Interests in “controlled foreign corporations” under Section 957 of the Code, shall be pledged or similarly hypothecated to guarantee, secure or support any Obligation of any Loan Party; and
     (ii) no Foreign Subsidiary shall guarantee or support any Obligation of the Borrower; and
     (iii) any guarantee provided by any Domestic Subsidiary of the Borrower, substantially all of whose assets consist of the Equity Interests in “controlled foreign corporations” under Section 957 of the Code shall be without recourse to the 35% of the issued and outstanding voting Equity Interests held by such Domestic Subsidiary in Foreign Subsidiaries which, pursuant to clause (a)(i) above, are not required to be pledged by such Domestic Subsidiary; and
          (b) no Subsidiary shall guarantee or support any Obligation of any Loan Party if and to the extent that such guarantee or support would contravene the Agreed Security Principles.
     The parties hereto agree that any pledge, guaranty or security or similar interest made or granted in contravention of this Section 9.21 shall be void ab initio, but only to the extent of such contravention.
          Section 9.22. No Fiduciary Duty. Each Agent, each Lender, each Issuing Bank and their respective Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Borrower and the other Loan Parties. The Borrower hereby agrees that subject to applicable law, nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Lenders and the Loan Parties, their equityholders or their Affiliates. The Borrower hereby acknowledges and agrees that (i) the transactions contemplated by the Loan Documents are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties, on the other, (ii) in connection therewith and with the process leading to such transaction none of the Lenders is acting as the agent or fiduciary of any Loan Party, its management, equityholders, creditors or any other person, (iii) no Lender has assumed an advisory or fiduciary responsibility in favor of any Loan Party with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Lender or any of its Affiliates has advised or is currently advising such Loan Party on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents, (iv) the Borrower and each other Loan Party has consulted its own legal and financial advisors to the extent it has deemed appropriate and (v) the Lenders may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates and no Lender has an obligation to disclose any such interests to the Borrower or its Affiliates. The Borrower further acknowledges and agrees that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto.
          Section 9.23. Application of Funds. After the exercise of remedies provided for in Section 7.01 (or after the Loans have automatically become immediately due and payable), any amounts received by the Administrative Agent from the Collateral Agent pursuant to Section 5.02 of the Collateral Agreement and any other amounts received by the Administrative Agent on account of the Loan Document Obligations shall be applied by the Administrative Agent in the following order:
          (a) First, to payment of that portion of the Loan Document Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Joint Lead Arrangers, the Administrative Agent and the Collateral Agent) payable to the Joint Lead Arrangers, the Syndication Agent, the Co-Documentation Agent, the Administrative Agent and the Collateral Agent in their respective capacities as such;

          (b) Second, to payment of that portion of the Loan Document Obligations constituting fees, indemnities and other amounts (other than principal, interest and Revolving L/C Participation Fees) payable to the Lenders and the Issuing Bank (including fees, charges and disbursements of counsel to the respective Lenders and the Issuing Bank) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause Second payable to them;
          (c) Third, to payment of that portion of the Loan Document Obligations constituting accrued and unpaid Revolving L/C Participation Fees and interest on the Loans, Revolving L/C Exposure and other Obligations arising under the Loan Documents, ratably among the Lenders and the Issuing Bank in proportion to the respective amounts described in this clause Third payable to them;
          (d) Fourth, to payment of that portion of the Loan Document Obligations constituting unpaid principal of the Loans and Revolving L/C Reimbursement Obligations, ratably among the Lenders and the Issuing Bank in proportion to the respective amounts described in this clause Fourth held by them;
          (e) Fifth, to the Administrative Agent for the account of the Issuing Bank, to cash collateralize that portion of Revolving L/C Exposure comprised of the aggregate undrawn amount of Revolving Letters of Credit; and
          (f) Last, the balance, if any, after all of the Loan Document Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.
Subject to Section 2.05(j), amounts used to cash collateralize the aggregate undrawn amount of Revolving Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Revolving Letters of Credit as they occur. If any amount remains on deposit as cash collateral after all Revolving Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

QUICKSILVER GAS SERVICES LP, as Borrower
By:	Quicksilver Gas Services GP LLC, its general partner

By:	/s/ William G. Manias
	Name:	William G. Manias
	Title:	Chief Financial Officer and secretary

[Signature Page to Credit Agreement — Opco]

BNP PARIBAS, as Administrative Agent and Collateral Agent
By:	/s/ J. Christopher Lyons
	Name:	J. Christopher Lyons
	Title:	Managing Director

By:	/s/ Mark A. Cox
	Name:	Mark A. Cox
	Title:	Managing Director

BNP PARIBAS, as Lender
By:	/s/ J. Christopher Lyons
	Name:	J. Christopher Lyons
	Title:	Managing Director

By:	/s/ Mark A. Cox
	Name:	Mark A. Cox
	Title:	Managing Director

Quicksilver — OpCo Credit Agreement

BANK OF AMERICA, N.A., as Lender
By:	/s/ Ronald E. Mckaig
	Name:	Ronald E. Mckaig
	Title:	Senior Vice President

Quicksilver — OpCo Credit Agreement

ROYAL BANK OF CANADA, as Syndication Agent and Lender
By:	/s/ Jason S. York
	Name:	Jason S. York
	Title:	Authorized Signatory

Quicksilver — OpCo Credit Agreement

UBS AG, STAMFORD BRANCH, as Lender
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

Quicksilver — OpCo Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC, as Lender
By:	/s/ Stuart Gibson
	Name:	Stuart Gibson
	Title:	Director

Quicksilver — OpCo Credit Agreement

WELLS FARGO BANK, N.A., as Lender
By:	/s/ Shannan Townsend
	Name:	Shannan Townsend
	Title:	Managing Director

Quicksilver — OpCo Credit Agreement

BARCLAYS BANK PLC, as Lender
By:	/s/ Ann E. Sutton
	Name:	Ann E. Sutton
	Title:	Director

Quicksilver — OpCo Credit Agreement

BANK OF MONTREAL, as Lender
By:	/s/ Kevin Utsey
	Name:	Kevin Utsey
	Title:	Vice President

Quicksilver — OpCo Credit Agreement

CAPITAL ONE, N.A., as Lender
By:	/s/ Peter Shen
	Name:	Peter Shen
	Title:	Vice President

Quicksilver — OpCo Credit Agreement

COMERICA BANK, as Lender
By:	/s/ Justin B. Crawford
	Name:	Justin B. Crawford
	Title:	Vice President

Quicksilver — OpCo Credit Agreement

REGIONS BANK, as Lender
By:	/s/ Charles De Lacey
	Name:	Charles De Lacey
	Title:	Senior Vice President

Quicksilver — OpCo Credit Agreement

COMPASS BANK, as Lender
By:	/s/ Greg Determann
	Name:	Greg Determann
	Title:	Senior Vice President

Quicksilver — OpCo Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as Lender
By:	/s/ Masakazu Hasegawa
	Name:	Masakazu Hasegawa
	Title:	General Manager

Quicksilver — OpCo Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as Lender
By:	/s/ Monte E. Deckerd
	Name:	Monte E. Deckerd
	Title:	Senior Vice President

Quicksilver — OpCo Credit Agreement

ALLIED IRISH BANK, p.l.c., as Lender
By:	/s/ Vaughn Buck
	Name:	Vaughn Buck
	Title:	Director

By:	/s/ David O’Driscoll
	Name:	David O’Driscoll
	Title:	Assistant Vice President

Quicksilver — OpCo Credit Agreement

EXHIBIT A
FORM OF
ASSIGNMENT AND ACCEPTANCE
     This Assignment and Acceptance (the “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert names of Assignee(s)] (the “Assignee[s]”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as may be amended from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.
     For an agreed consideration, the Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any Revolving Letters of Credit and Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor.
     1. Assignor: _______________________
     2. Assignee[s]: ______________________
     [and is an Affiliate/Approved Fund of [Identify Lender]]
     3. Administrative Agent: BNP Paribas.
     4. Credit Agreement: The Credit Agreement dated as of October 1, 2010, among QUICKSILVER GAS SERVICES LP, a limited partnership organized under the laws of Delaware (“Borrower”), the LENDERS party thereto from time to time, BNP PARIBAS (“BNP”), as Administrative Agent, BNP, as Collateral Agent, BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as Syndication Agents, BANC OF

AMERICA SECURITIES LLC, BNP PARIBAS SECURITIES CORP., and RBC CAPITAL MARKETS CORPORATION, as Joint Lead Arrangers, and UBS SECURITIES LLC and ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents.
     5. Assigned Interest1:

	Aggregate Amount		Percentage
	of Commitment/	Amount of	Assigned of
	Loans for all	Commitment/Loans	Commitment/
Facility Assigned	Lenders	Assigned	Loans*
[Revolving Facility Loan]			%
[Incremental Term Loan]			%
Effective Date: _____________, __, 20_. [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[1]	Add additional table for each Assignee.

*	Calculate to 9 decimal places and show as a percentage of aggregate Loans of all Lenders in respect of the applicable Facility.

     The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]
By:
Name:
Title:

ASSIGNEE [NAME OF ASSIGNEE][2]
By:
Name:
Title:

Consented3 to and accepted:

BNP PARIBAS, as Administrative Agent
By:
Name:
Title:

[Consented[4] to:] [Issuing Lender]
By:
Name:
Title:

[Consented5 to:]

[2]	Add additional signature blocks if there is more than one Assignee.

[3]	Consents to be included to the extent required by Section 9.04(b) of the Credit Agreement.

[4]	Consents to be included to the extent required by Section 9.04(b) of the Credit Agreement.

[5]	Consents to be included to the extent required by Section 9.04(b) of the Credit Agreement.

[Swingline Lender]
By:
Name:
Title:

[Consented[6] to:] QUICKSILVER GAS SERVICES LP
By:
Name:
Title:

[6]	Consents to be included to the extent required by Section 9.04(b) of the Credit Agreement.

ANNEX 1
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ACCEPTANCE
     1. Representations and Warranties.
     1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any Lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
     1.2 Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (vi) attached to this Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [each] Assignee and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender and, based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

     2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.
     3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance; provided, however, that it shall be promptly followed by an original. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York.

2

EXHIBIT B
FORM OF PREPAYMENT NOTICE
BNP Paribas
as Administrative Agent
for the Lenders referred to below
787 Seventh Avenue
New York, New York 10019
Attention: [  ]
[Date]
Ladies and Gentlemen:
     Reference is made to the Credit Agreement dated as of October 1, 2010, among QUICKSILVER GAS SERVICES LP, a limited partnership organized under the laws of Delaware (“Borrower”), the LENDERS party thereto from time to time, BNP PARIBAS (“BNP”), as Administrative Agent, BNP, as Collateral Agent, BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as Syndication Agents, BANC OF AMERICA SECURITIES LLC, BNP PARIBAS SECURITIES CORP., and RBC CAPITAL MARKETS CORPORATION, as Joint Lead Arrangers, and UBS SECURITIES LLC and ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents. Terms defined in the Credit Agreement are used herein with the same meanings.
     The undersigned, QUICKSILVER GAS SERVICES LP, refers to the Credit Agreement, and hereby gives you notice that, pursuant to Section 2.11 of the Credit Agreement, the undersigned intends to make a prepayment of a Revolving Facility Borrowing in [ABR Loans or Eurodollar Loans], in the amount of $____________1.

Very truly yours, QUICKSILVER GAS SERVICES LP
By:
Name:
Title:

[1]	Please provide reasonably detailed calculation of the amount of prepayment.

B-1

EXHIBIT C-1
FORM OF
BORROWING REQUEST
BNP Paribas
as Administrative Agent [and Issuing Bank]
for the Lenders referred to below
787 Seventh Avenue
New York, New York 10019
Attention: [  ]
[Date]
Ladies and Gentlemen:
     Reference is made to the Credit Agreement dated as of October 1, 2010, among QUICKSILVER GAS SERVICES LP, a limited partnership organized under the laws of Delaware (“Borrower”), the LENDERS party thereto from time to time, BNP PARIBAS (“BNP”), as Administrative Agent (the “Administrative Agent”), BNP, as Collateral Agent, BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as Syndication Agents, BANC OF AMERICA SECURITIES LLC, BNP PARIBAS SECURITIES CORP., and RBC CAPITAL MARKETS CORPORATION, as Joint Lead Arrangers, and UBS SECURITIES LLC and ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents. Terms defined in the Credit Agreement are used herein with the same meanings.
     This notice constitutes a Borrowing Request of the Borrower and the Borrower hereby requests Borrowings under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to such Borrowings requested hereby:
     For a Revolving Facility Borrowing or issuance of Revolving Letter of Credit,
(A)	Borrower [and Name of Account Party][1]: _____________________

(B)	Aggregate or Face Amount of Borrowing: US$____________

(C)	Date of Borrowing (which shall be a Business Day): ____________

(D)	Type of Borrowing (ABR, Eurodollar, or Revolving Letter of Credit): ____________

(E)	Interest Period (if a Eurodollar Borrowing):[2] ____________

[1]	If Borrower requests that a letter of credit be issued on behalf of another Loan Party.

[2]	Which must comply with the definition of “Interest Period” and end not later than the Revolving Facility Maturity Date.

C-1-1

(F)	[Location and number of the Borrower’s account or any other account agreed upon by the Administrative Agent] [Beneficiary (if a Revolving Letter of Credit)3]: ____________

(G)	Expiry date (if a Revolving Letter of Credit)[4]: _____________
     For [a Borrowing of Incremental Term Loans],
(A)	Aggregate Amount of Borrowing: US$____________

(B)	Type of Borrowing (ABR or Eurodollar): ____________

(C)	Interest Period (if a Eurodollar Borrowing):[5] ____________

(D)	Location and number of the Borrower’s account or any other account agreed upon by the Administrative Agent: __________

[3]	Please specify name and address.

[4]	This date must be (A) unless the applicable Issuing Bank agrees to a later expiration date, the date one year after the date of issuance (or in the case of any renewal or extension thereof, one year after such renewal or extension) and (B) the date that is five Business Days prior to the Revolving Facility Maturity Date.

[5]	Which must comply with the definition of “Interest Period”.

C-1-2

     [We hereby certify that, on and as of the date hereof, no default or Event of Default has occurred or is continuing and the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects, with the same effect as though made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).6] [We hereby certify that, on and as of the Closing Date, the Specified Representations and Specified Acquisition Agreement Representations are true and correct in all material respects.7]

Very truly yours, QUICKSILVER GAS SERVICES LP
By:
Name:
Title:

[6]	To be included in Borrowing Requests after the Closing Date.

[7]	To be included in Borrowing Requests on the Closing Date.

C-1-3

EXHIBIT C-2
FORM OF
SWINGLINE BORROWING REQUEST
BNP Paribas
as Swingline Lender
for the Lenders referred to below
787 Seventh Avenue
New York, New York 10019
Attention: [  ]
[Date]
Ladies and Gentlemen:
     Reference is made to the Credit Agreement dated as of October 1, 2010, among QUICKSILVER GAS SERVICES LP, a limited partnership organized under the laws of Delaware (“Borrower”), the LENDERS party thereto from time to time, BNP PARIBAS (“BNP”), as Administrative Agent, BNP, as Collateral Agent, BANK OF AMERICA, N.A and ROYAL BANK OF CANADA, as Syndication Agents, BANC OF AMERICA SECURITIES LLC, BNP PARIBAS SECURITIES CORP., and RBC CAPITAL MARKETS CORPORATION, as Joint Lead Arrangers, and UBS SECURITIES LLC and ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents. Terms defined in the Credit Agreement are used herein with the same meanings.
     This notice constitutes a Swingline Borrowing Request and the Borrower hereby requests Borrowings under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to such Borrowings requested hereby:
     Aggregate Amount of Borrowing: US$____________
     Date of Borrowing (which shall be a Business Day): _________________
Location and number of the Borrower’s account or any other account agreed upon by the Swingline Lender: ______________________

C-2-1

     We hereby certify that, on and as of the date hereof, no default or Event of Default has occurred or is continuing and the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects, with the same effect as though made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).1

Very truly yours, QUICKSILVER GAS SERVICES LP
By:
Name:
Title:

[1]	To be included in Borrowing Requests after the Closing Date.

C-2-2

EXHIBIT D
FORM OF
INTEREST ELECTION REQUEST
BNP Paribas
as Administrative Agent [and Issuing Bank]
for the Lenders referred to below
787 Seventh Avenue
New York, New York 10019
Attention: [  ]
[Date]
Ladies and Gentlemen:
     Reference is made to the Credit Agreement dated as of October 1, 2010, among QUICKSILVER GAS SERVICES LP, a limited partnership organized under the laws of Delaware (“Borrower”), the LENDERS party thereto from time to time, BNP PARIBAS (“BNP”), as Administrative Agent, BNP, as Collateral Agent, BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as Syndication Agents, BANC OF AMERICA SECURITIES LLC, BNP PARIBAS SECURITIES CORP., and RBC CAPITAL MARKETS CORPORATION, as Joint Lead Arrangers, and UBS SECURITIES LLC and ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents. Terms defined in the Credit Agreement are used herein with the same meanings.
     This notice constitutes an Interest Election Request by the Borrower and the Borrower hereby requests a [conversion] [continuation] of [IDENTIFY BORROWING] pursuant to Section 2.07 of the Credit Agreement, and in that connection the Borrower specifies the following information with respect to such conversion or continuation:
     For a Revolving Facility Borrowing,
(A)	Amount of initial Borrowing being converted[1]: US$____________

(B)	Effective Date (which shall be a Business Day): ____________

(C)	Type of Borrowing (ABR or Eurodollar)[2]: ____________

(D)	Interest Period (if a Eurodollar Borrowing):[3] ____________

[1]	For conversions only. Please complete a separate form for each portion of the initial Borrowing being converted.

[2]	For conversions only.

D-1

     For a Borrowing of Incremental Term Loans,
(A)	Amount of Initial Borrowing being converted[4]: US$____________

(B)	Effective Date of resulting Borrowing (which shall be a Business Day): ____________

(C)	Type of resulting Borrowing (ABR or Eurodollar)[5]: ____________

(D)	Interest Period (if a Eurodollar Borrowing):[6] ____________

Very truly yours, QUICKSILVER GAS SERVICES LP
By:
Name:
Title:

(continued...)
[3]	For conversions and continuations of Eurodollar Borrowings. If the Borrower requests a Eurodollar Borrowing but does not specify an Interest Period, then the Interest Period shall be deemed to be of one month’s duration.

[4]	For conversions only. Please complete a separate form for each portion of the initial Borrowing being converted.

[5]	For conversions only.

[6]	For conversions and continuations. If the Borrower requests a Eurodollar Borrowing but does not specify an Interest Period, then the Interest Period shall be deemed to be of one month’s duration.

D-2

EXHIBIT E
FORM OF
COLLATERAL AGREEMENT
[SEPARATELY ATTACHED]

E-1

Exhibit E
Execution Version
GUARANTEE AND COLLATERAL AGREEMENT
dated and effective as of
October 1, 2010,
among
QUICKSILVER GAS SERVICES LP,
each
SUBSIDIARY GUARANTOR
identified herein,
and
BNP PARIBAS,
as Collateral Agent

TABLE OF CONTENTS

i

Schedules

Schedule I	Pledged Stock and Pledged Debt Securities
Schedule II	Intellectual Property
Schedule III	Commercial Tort Claims

Exhibits

Exhibit I	Form of Supplement to the Guarantee and Collateral Agreement
Exhibit II	Form of Perfection Certificate
Exhibit III	Form of Intercompany Note
Exhibit IV	Form of Intellectual Property Short Form Security Agreement

ii

     GUARANTEE AND COLLATERAL AGREEMENT dated and effective as of October 1, 2010 (this “Agreement”), among QUICKSILVER GAS SERVICES LP, a limited partnership organized under the laws of Delaware (the “Borrower”), each Subsidiary Guarantor listed on the signature pages hereof under the caption “Subsidiary Guarantors” and each Subsidiary that shall, at any time after the date hereof, become a Subsidiary Guarantor pursuant to Section 7.15 hereof (each, a “Subsidiary Guarantor”), and BNP PARIBAS (“BNP”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined below).
     Reference is made to the Credit Agreement dated as of October 1, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders party thereto from time to time (the “Lenders”), BNP, as Administrative Agent and Collateral Agent, Banc of America Securities LLC, BNP Paribas Securities Corp. and RBC Capital Markets Corporation, as Joint Lead Arrangers and joint bookrunners, Bank of America, N.A. and Royal Bank of Canada, as Syndication Agents, and UBS Securities LLC and The Royal Bank of Scotland PLC, as Co- Documentation Agents.
     The Lenders have agreed to extend credit to the Borrower, the counterparties to the Secured Swap Agreements will enter into the Secured Swap Agreements and the counterparties to the Secured Cash Management Agreements will enter into the Secured Cash Management Agreements, in each case on and subject to the terms and conditions set forth in the Credit Agreement, such Secured Swap Agreements and such Secured Cash Management Agreements, as applicable. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement and the counterparties to the Secured Swap Agreements and the Secured Cash Management Agreements will become Secured Parties hereunder upon entering into the Secured Swap Agreements and Secured Cash Management Agreements, respectively. Each Guarantor is a Subsidiary of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement, from the Secured Swap Agreements and from the Secured Cash Management Agreements, if applicable, and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit, the counterparties to the Secured Swap Agreements to enter into the Secured Swap Agreements and the counterparties to the Secured Cash Management Agreements to enter into the Secured Cash Management Agreements. Accordingly, the parties hereto agree as follows:
ARTICLE 1
Definitions
     Section 1.01 Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein (and if defined in more than one article of the New York UCC, shall have the meaning given in Article 8 or 9 thereof).
     (b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.
     Section 1.02 Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
     “Article 9 Collateral” has the meaning assigned to such term in Section 4.01.
     “Collateral” means Article 9 Collateral and Pledged Collateral.
Guarantee and Collateral Agreement

     “Copyrights” means all of the following: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country or group of countries, whether as author, assignee, transferee or otherwise including but not limited to copyrights in software and all rights in and to databases, all designs (including but not limited to industrial designs, Protected Designs within the meaning of 17 U.S.C. 1301 et. seq. and European Community designs), and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and (b) all registrations and applications for registration of any such copyright in the United States or any other country or group of countries, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office listed on Schedule II and (c) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof.
     “Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.
     “Federal Securities Laws” has the meaning assigned to such term in Section 5.04.
     “Foreign Jurisdiction” mans any jurisdiction other than the United States of America. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
     “General Intangibles” means all “General Intangibles” as defined in the New York UCC, including all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements, Cash Management Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises and tax refund claims.
     “Grantor Intellectual Property” means all Intellectual Property now owned or hereafter acquired by any Grantor.
     “Grantor” means the Borrower and each Subsidiary Guarantor.
     “Guarantors” means each Subsidiary Guarantor listed on the signature pages hereof under the caption “Subsidiary Guarantors” and, with respect to any Secured Obligations in respect of Secured Cash Management Agreements, the Borrower and each Subsidiary Guarantor.
     “Intellectual Property” means all Patents, Copyrights, Trademarks, IP Agreements, trade secrets, trade names, domain names, and all inventions, designs, confidential or proprietary technical and business information, know-how, show-how and other proprietary data or information and all related documentation.
     “Intercompany Note” means a promissory note substantially in the form of Exhibit III.
     “IP Agreements” means all agreements granting to or receiving from a third party any rights to Intellectual Property to which any Grantor, now or hereafter, is a party.
     “Material Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.
     “New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.
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2

     “Patents” means all of the following: (a) all letters patent of the United States or the equivalent thereof in any other country or group of countries, and all applications for letters patent of the United States or the equivalent thereof in any other country or group of countries, including those listed on Schedule II, (b) all reissues, continuations, divisions, continuations-in-part or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein and (c) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof.
     “Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by the general partner of the Borrower.
     “Pledged Collateral” has the meaning assigned to such term in Section 3.01.
     “Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.
     “Pledged Securities” means Security Certificates or instruments now or hereafter included in the Pledged Collateral.
     “Pledged Stock” has the meaning assigned to such term in Section 3.01.
     “Secured Obligations” means the Obligations.
     “Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) each Issuing Bank, (e) each Specified Swap Counterparty, (f) each Cash Management Bank, (g) the beneficiaries of each indemnification or reimbursement obligation undertaken by any Loan Party under any Loan Document and (h) the successors and permitted assigns of each of the foregoing.
     “Security Interest” has the meaning assigned to such term in Section 4.01.
     “Subsidiary Guarantor” has the meaning assigned to such term in the preliminary statement of this Agreement.
     “Trademarks” means all of the following: (a) all domestic and foreign trademarks, service marks, corporate names, company names, business names, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now owned or hereafter adopted or acquired, all registrations thereof, if any, including all registration and recording applications filed in connection therewith in the United States Patent and Trademark Office listed on Schedule II and all renewals thereof, including those listed on Schedule II (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), (b) all goodwill associated therewith or symbolized thereby and (c) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill.
     “UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as in effect in the applicable jurisdiction.
Guarantee and Collateral Agreement

3

ARTICLE 2
Guarantee
     Section 2.01 Guarantee. Each Guarantor absolutely, irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Secured Obligations. Each Guarantor further agrees that the Secured Obligations may be extended, modified, substituted, amended or renewed, in whole or in part, without notice to or further assent from it (except in cases where the Guarantor is a party to the agreement giving rise to the Secured Obligation being extended, modified, substituted, amended or renewed and such notice or assent is required by such agreement), and that it will remain bound upon its guarantee notwithstanding any extension, modification, substitution, amendment or renewal of any Secured Obligation. Each Guarantor unconditionally and irrevocably waives notice of nonperformance, acceleration, presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Secured Obligations, and also waives notice of acceptance of or reliance on its guarantee and notice of protest for nonpayment. For the avoidance of doubt, any Subsidiary of the Borrower that is not organized under the laws of the United States and that is a “controlled foreign corporation” under Section 957 of the Code shall not guarantee or support any Obligation of the Borrower.
     Section 2.02 Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Secured Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other Person.
     Section 2.03 No Limitations, etc. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided for in Section 7.14, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Secured Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by:
     (i) the failure of the Administrative Agent, the Collateral Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise;
     (ii) the creation of any Secured Obligation and any rescission, waiver, amendment, restatement, supplement or modification of, or any release from any of the terms or provisions of, any Loan Document, any Secured Swap Agreement, any Secured Cash Management Agreement or any other agreement, including with respect to (x) any of the foregoing that extends the maturity of, or increases the amount of, any Secured Obligations and (y) any other Guarantor under this Agreement;
     (iii) the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any Collateral or any other collateral securing the Secured Obligations;
Guarantee and Collateral Agreement

4

     (iv) any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations;
     (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Secured Obligations);
     (vi) any illegality, lack of validity or enforceability of any Secured Obligation;
     (vii) any change in the corporate existence, structure or ownership of the Borrower or any other Loan Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any other Loan Party or the Borrower’s or any other Loan Party’s assets or any resulting release or discharge of any Secured Obligation;
     (viii) the existence of any claim, set-off or other rights that the Guarantor may have at any time against the Borrower or any other Loan Party, the Collateral Agent, or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim; or
     (ix) any other circumstance (including without limitation, the expiration of any statute of limitations) or any existence of or reliance on any representation by the Collateral Agent or any other Person that might otherwise constitute a defense to, or a legal or equitable discharge of, the Borrower or any other Guarantor (including such Guarantor) or any other guarantor or surety.
Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Secured Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof, subject to the terms hereof, in their sole discretion and to release or substitute any one or more other guarantors or obligors upon or in respect of the Secured Obligations, all without affecting the obligations of any Guarantor hereunder. Each Guarantor acknowledges that its guarantee is continuing in nature and applies to all Secured Obligations, whether existing now or in the future. Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents, the Secured Swap Agreements and the Secured Cash Management Agreements and that the waivers set forth in this Article 2 are knowingly made in contemplation of such benefits.
     (b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Secured Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Secured Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Secured Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Secured Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or
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5

subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.
     Section 2.04 Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.
     Section 2.05 Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Secured Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Secured Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Borrower or any other Loan Party or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article 6.
     Section 2.06 Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Borrower and each other Loan Party, and of all other circumstances bearing upon the risk of nonpayment of the Secured Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.
     Section 2.07 Reliance; Demands. The Secured Obligations, and each of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Article 2. All dealings between the Borrower and any of the other Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Article 2. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower or any other Guarantor or any other Person or against any collateral security or guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower or any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
     Section 2.08 Maximum Liability. Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor in its capacity as such hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 6.02).
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6

     Section 2.09 Payments Free and Clear of Taxes, etc. Any and all payments made by any Guarantor under or in respect of this Agreement or any other Loan Document shall be made in accordance with Section 2.17 of the Credit Agreement.
ARTICLE 3
Pledge of Securities
     Section 3.01 Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under and whether now or hereafter existing or arising (a) all Equity Interests directly owned by it as of the Closing Date and any other Equity Interests directly owned in the future by such Grantor and any certificates representing all such Equity Interests (the “Pledged Stock”); provided that Pledged Stock shall include the interests listed on Schedule I; (b)(i) any presently owned or hereafter acquired debt for borrowed money consisting of or evidenced by certificated securities or instruments and (ii) the promissory notes and any other instruments, if any, evidencing such debt for borrowed money (collectively, clauses (b)(i) and (b)(ii) shall be referred to herein as the “Pledged Debt Securities”); provided that the Pledged Debt Securities shall include the debt securities and instruments listed on Schedule I; (c) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the securities and other property referred to in clauses (a) and (b) above; (d) all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”).
     TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth. The security interest granted in the Pledged Collateral is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Pledged Collateral. Notwithstanding anything to the contrary in this Agreement, (a) this Section 3.01 shall not constitute a grant of a security interest (but without limitation of the grant of security interest in the Article 9 Collateral pursuant to Section 4.01) in, and “Pledged Collateral” shall not include, any Excluded Assets, (b) this Section 3.01 shall not constitute a grant of a security interest (but without limitation of the grant of security interest in the Article 9 Collateral pursuant to Section 4.01) in any asset or property to the extent such grant of a security interest in such asset or property shall contravene the Agreed Security Principles or Section 9.21 of the Credit Agreement and (c) other than as required pursuant to Section 3.02(e) hereof, no Grantor shall be required to take any action with respect to the perfection of security interests in security accounts (including entering into control agreements).
     Section 3.02 Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, any and all Pledged Securities evidencing Pledged Stock and any and all Pledged Debt Securities having an aggregate principal amount in excess of U.S. $5.0 million (other than intercompany current liabilities incurred in the ordinary course of business in connection with the cash management operations of the Borrower and its Subsidiaries) (“Material Pledged Debt Securities”) to the extent such Material Pledged Debt Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 3.02.
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7

     (b) Each Grantor will cause any Material Pledged Debt Securities owed to such Grantor by any Person to be evidenced by a duly executed promissory note, including the Intercompany Note, that is pledged and delivered to the Collateral Agent for the ratable benefit of the Secured Parties, pursuant to the terms hereof. To the extent any such promissory note is a demand note, each Grantor party thereto agrees, if requested by the Collateral Agent, to immediately demand payment thereunder upon and during the continuance of an Event of Default specified under Sections 7.01(b), (c), (f), (h) or (i) of the Credit Agreement.
     (c) Upon delivery to the Collateral Agent, (i) any Material Pledged Debt Securities and all other Pledged Securities required to be delivered pursuant to the foregoing paragraphs (a) and (b) of this Section 3.02 shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the Pledged Collateral by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents (including issuer acknowledgments in respect of uncertificated securities) as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule I and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.
     (d) With respect to any Pledged Stock that is an “uncertificated security ” (as defined in the New York UCC), each Grantor agrees (x) promptly in the case of any Grantor who becomes a party hereto pursuant to Section 7.15 or (y) otherwise within 30 days from the date any Grantor first acquires Pledged Stock that is an “uncertificated security” (as defined in the New York UCC) or from the date that any Pledged Stock otherwise becomes an “uncertificated security” (as defined in the New York UCC), to cause the Collateral Agent, for the ratable benefit of the Secured Parties, to have “control” (within the meaning of Section 8-106(c)(2) of the New York UCC) over such uncertificated securities by causing the issuer of such uncertificated security to enter into an agreement, in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which the issuer agrees to comply with all instructions of the Collateral Agent relating to such uncertificated securities without further consent of the Grantor. Each delivery of a control agreement with respect to uncertificated securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule I and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Collateral. Each schedule so delivered shall supplement any prior schedules so delivered.
     (e) Notwithstanding sub-paragraphs (a) and (d) above, with respect to any Pledged Stock in which the Grantor holds its interest in the form of a security entitlement, each Grantor agrees (x) promptly in the case of any Grantor who becomes a party hereto pursuant to Section 7.15 or (y) otherwise within 30 days from the date any Grantor first acquires Pledged Stock held in the form of a security entitlement or from the date that any Pledged Stock otherwise becomes held by a Grantor in the form of a security entitlement, to cause the Collateral Agent, for the ratable benefit of the Secured Parties, to have “control” (within the meaning of Section 8-106(d)(2) of the New York UCC) over such security entitlement by causing the applicable securities intermediary to enter into an agreement, in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which the securities intermediary agrees to comply with all entitlement orders of the Collateral Agent relating to such security entitlement without further consent of the Grantor. Each delivery of a control agreement with respect to security entitlements shall be accompanied by a schedule describing the securities underlying such security entitlements, which
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8

schedule shall be attached hereto as Schedule I and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Collateral. Each schedule so delivered shall supplement any prior schedules so delivered.
     (f) Notwithstanding anything herein to the contrary, the Collateral Agent shall not issue instructions or entitlement orders (in each case as such term is used in the New York UCC) to a bank, securities intermediary or issuer of Pledged Collateral or other party to any control agreement (including any securities account control agreement or agreement of an issuer of Pledged Collateral of the type contemplated by Sections 3.02(d) and (e)) entered into pursuant to the terms of the Loan Documents, unless an Event of Default has occurred and is continuing.
     Section 3.03 Representations, Warranties and Covenants. The Grantors, jointly and severally, represent, warrant and covenant to and with the Collateral Agent, for the ratable benefit of the Secured Parties, that:
     (a) Schedule I correctly sets forth the (x) name and jurisdiction of each issuer of, and the ownership interest (including percentage owned and number of shares or units) of each Grantor in, the Pledged Stock and (y) amount and obligor under the Pledged Debt Securities;
     (b) each Grantor has good and valid rights in and good and marketable title to the Pledged Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Pledged Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained;
     (c) the Pledged Stock and Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a Person that is not a Subsidiary of the Borrower, to each Grantor’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a Person that is not a Subsidiary of the Borrower, to each Grantor’s knowledge) are legal, valid and binding obligations of the issuers thereof;
     (d) except for the security interests granted hereunder, each Grantor (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Collateral indicated on Schedule I as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens arising by operation of law, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens arising by operation of law and (iv) subject to the rights of such Grantor under the Loan Documents to dispose of Pledged Collateral, will, at its own expense, take any and all actions necessary to defend title to the Pledged Collateral against all Persons and to defend the security interest of the Collateral Agent, for the ratable benefit of the Secured Parties, in the Pledged Collateral against any Lien and the priority thereof against any Lien (other than Liens arising by operation of law);
     (e) except for restrictions and limitations imposed by the Loan Documents or otherwise permitted to exist pursuant to the terms of the Credit Agreement, and to the extent applicable, laws of any applicable Foreign Jurisdiction with respect to Pledged Collateral pledged after the Closing Date and securities laws generally, (i) the Pledged Collateral is and will continue to be freely transferable and assignable and (ii) none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might
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prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;
     (f) each Grantor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;
     (g) except, to the extent applicable, for consents or approvals required by the laws of any applicable Foreign Jurisdiction with respect to Pledged Collateral pledged after the Closing Date, no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary for the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);
     (h) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, in accordance with this Agreement, and, with respect to any other Pledged Collateral, upon the earlier to occur of (x) the filing of the financing statements referred to in Section 4.02(c) or (y) the taking of the actions to provide the Collateral Agent with control as contemplated by Sections 3.02(d) and 3.02(e), the Collateral Agent will obtain, for the ratable benefit of the Secured Parties, a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities and such other Pledged Collateral as security for the payment and performance of the Secured Obligations under the New York UCC, subject to Liens arising by operation of law;
     (i) the pledge effected hereby is effective to vest in the Collateral Agent, for the ratable benefit of the Secured Parties, the rights of the Grantors in the Pledged Collateral as set forth herein, subject, to the extent applicable, to consents or approvals required by laws of any applicable Foreign Jurisdiction with respect to Pledged Collateral pledged after the Closing Date; and
     (j) as of the date hereof, each interest in any limited liability company or limited partnership that is Pledged Collateral (i) is not dealt in or traded on securities exchanges or in securities markets, (ii) is not an “investment company security” (as defined in Section 8-103(b) of the New York UCC) and (iii) does not provide, in the related limited liability company, partnership or operating agreement, certificates, if any, representing such Pledged Collateral or otherwise, that they are securities governed by the Uniform Commercial Code of any jurisdiction.
     Section 3.04 Status as “Securities” of Limited Liability Company and Limited Partnership Interests under Article 8. Each Loan Party hereby covenants and agrees that, without the prior express written consent of the Collateral Agent, it will not agree to any election by any such limited partnership or limited liability company to treat such limited partnership interests or limited liability company interests as securities governed by the Uniform Commercial Code of any jurisdiction unless it promptly notifies the Collateral Agent of such election and takes such action required to establish the Collateral Agent’s “control” (within the meaning of Section 8-106 of the New York UCC) over such Pledged Collateral as required pursuant to Section 3.02.
     Section 3.05 Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent or, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or in the name of its nominee (as pledgee or as sub-agent). Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. If an Event of Default shall have occurred and be
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continuing, the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement and the other Loan Documents. Each Grantor shall use its commercially reasonable efforts to cause any Person that is not a party to this Agreement to comply with a request by the Collateral Agent, pursuant to this Section 3.05, to exchange certificates representing Pledged Securities of such Person for certificates of smaller or larger denominations.
     Section 3.06 Voting Rights; Dividends And Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:
     (i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Collateral, the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.
     (ii) The Collateral Agent shall promptly execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.
     (iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, for the ratable benefit of the Secured Parties, and shall be forthwith delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Collateral Agent).
     (b) Upon the occurrence and during the continuance of an Event of Default and after notice by the Collateral Agent to the relevant Grantors of the Collateral Agent’s intention to exercise its rights hereunder, all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested, for the ratable benefit of the Secured Parties, in the Collateral Agent which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust
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for the benefit of the Collateral Agent, for the ratable benefit of the Secured Parties, and shall be forthwith delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the Borrower has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.
     (c) Upon the occurrence and during the continuance of an Event of Default and after notice by the Collateral Agent to the relevant Grantors of the Collateral Agent’s intention to exercise its rights hereunder, all rights of any Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, for the ratable benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived and the Borrower has delivered to the Collateral Agent a certificate to that effect, each Grantor shall have the right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.
ARTICLE 4
Security Interests in Personal Property
     Section 4.01 Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in, to and under any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):
     (i) all Accounts;
     (ii) all Chattel Paper;
     (iii) all cash, Money and Deposit Accounts;
     (iv) all Documents;
     (v) all Equipment;
     (vi) all Fixtures; (vii) all General Intangibles;
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     (viii) all Instruments;
     (ix) all Intellectual Property;
     (x) all Inventory;
     (xi) all Investment Property;
     (xii) all Letter-of-Credit Rights;
     (xiii) all Commercial Tort Claims with respect to the matters described on Schedule III as such Schedule may be supplemented from time to time;
     (xiv) all other Goods and other property not otherwise described above (except for any property specifically excluded from any clause of this section, and any property specifically excluded from any defined term used in any clause of this section);
     (xv) all books and records pertaining to the Article 9 Collateral; and
     (xvi) to the extent not otherwise included, all Proceeds, Supporting Obligations and Products of any and all of the foregoing and all collateral given by any Person with respect to any of the foregoing.
Notwithstanding anything to the contrary in this Agreement, (a) this Section 4.01 shall not constitute a grant of a security interest (but without limitation of the grant of security interest in the Pledged Collateral pursuant to Section 3.01) in, and “Article 9 Collateral” shall not include, any Excluded Assets, (b) this Section 4.01 shall not constitute a grant of a security interest (but without limitation of the grant of security interest in the Pledged Collateral pursuant to Section 3.01) in any asset or property to the extent such grant of a security interest in such asset or property shall contravene the Agreed Security Principles or Section 9.21 of the Credit Agreement and (c) no Grantor shall be required to take any action with respect to the perfection of security interests in motor vehicles, cash or assets in deposit accounts (including entering into control agreements).
     (b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including Fixture filings with respect to Fixtures situated on real property (regardless of whether such real property is owned by a Loan Party or is owned by a Person other than a Loan Party)), continuation statements, or other filings and recordings, with respect to the Article 9 Collateral and any other collateral pledged hereunder or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, or such other information as may be required under applicable law including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, (ii) in the case of Fixtures, if required, a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as the Collateral Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral or other collateral granted under this Agreement, including describing such property as “all assets” or “all property.” Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.
     The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other
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country) such documents executed by any Grantor as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.
     (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.
     Section 4.02 Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:
     (a) Each Grantor has good and valid rights and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained and is in full force and effect.
     (b) This Agreement has been duly executed and delivered by each Grantor (in its capacities as Grantor and Guarantor) and constitutes a legal, valid and binding obligation of such Grantor in such capacities enforceable against each such Grantor in such capacities in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
     (c) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete, in all material respects, as of the Closing Date. Uniform Commercial Code financing statements (including Fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Sections I and II of the Perfection Certificate (or specified by notice from the Borrower to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 5.10 of the Credit Agreement), and constitute all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to publish notice of or perfect the Security Interest in Article 9 Collateral consisting of United States registrations and applications for Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments. To the extent that a Grantor has Article 9 Collateral consisting of Intellectual Property set forth on Schedule II hereof (as such Schedule is updated from time to time), each Grantor represents and warrants that a fully executed agreement in the form of Exhibit IV hereof (or a short form hereof which form shall be reasonably acceptable to the Collateral Agent) containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States registrations and applications for Patents, Trademarks and Copyrights has been delivered to the Collateral Agent for recording with the United States Patent and Trademark Office and the United
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States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and reasonably requested by the Collateral Agent, to establish (in the case of registered Copyrights) a valid and perfected security interest in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, and to provide notice to third parties of the security interest created hereby (in the case of registered Patents and Trademarks) in respect of all Article 9 Collateral consisting of such Intellectual Property in which a security interest may be perfected or protected by recording with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect or protect the Security Interest with respect to any Article 9 Collateral consisting of registrations and applications for Patents, Trademarks and Copyrights acquired or developed after the date hereof).
     (d) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations under the New York UCC, (ii) subject to the filings described in Section 4.02(c), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) to the extent that a Grantor has Article 9 Collateral consisting of Intellectual Property set forth on Schedule II hereof (as such Schedule is updated from time to time), a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of a fully executed agreement substantially in the form of Exhibit IV hereto with the United States Copyright Office. The Security Interest shall be prior to any other Lien on any of the Article 9 Collateral other than, in the case of Article 9 Collateral other than Pledged Collateral, Prior Liens and, in the case of Pledged Collateral, Liens arising by operation of law.
     (e) The Article 9 Collateral (other than the Pledged Collateral) is owned by the Grantors free and clear of any Lien, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement, and the Article 9 Collateral consisting of Pledged Collateral is owned by the Grantors free and clear of any Lien, other than Liens in favor of the Collateral Agent and Liens arising by operation of law. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code (including the New York UCC) in any applicable jurisdiction or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, as expressly permitted pursuant to Section 6.02 of the Credit Agreement.
     (f) None of the Grantors holds any Commercial Tort Claim individually in excess of U.S. $5.0 million except as indicated on Schedule IV hereto, as such schedule may be updated or supplemented from time to time.
     (g) All Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.
     (h) As to itself and its Intellectual Property, except to the extent not reasonably expected to have a Material Adverse Effect:
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     (i) The operation of such Grantor’s business as currently conducted and the use of the Grantor Intellectual Property in connection therewith do not infringe, misappropriate or otherwise violate the intellectual property rights of any third party.
     (ii) Such Grantor owns or has the right to use the Grantor Intellectual Property.
     (iii) The Intellectual Property set forth on Schedule II hereto includes all of the patents, patent applications, domain names, trademark registrations and applications and copyright registrations owned by such Grantor.
     (iv) The Grantor Intellectual Property has not been abandoned and has not been adjudged invalid or unenforceable in whole or part.
     Section 4.03 Covenants. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name, (ii) in its identity or type of organization or corporate structure, (iii) in its Federal Taxpayer Identification Number or organizational identification number or (iv) in its jurisdiction of organization. Each Grantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence. Each Grantor agrees not to effect or permit any change referred to in the first sentence of this paragraph (a) unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral, for the ratable benefit of the Secured Parties. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Grantor is damaged or destroyed.
     (b) Subject to the rights of such Grantor under the Loan Documents to dispose of Collateral, each Grantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral (other than the Pledged Collateral) against all Persons and to defend the Security Interest of the Collateral Agent, for the ratable benefit of the Secured Parties, in the Article 9 Collateral (other than the Pledged Collateral) against any Lien and the priority thereof against any Lien (other than Prior Liens).
     (c) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including Fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral that is in excess of U.S. $5.0 million shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.
     Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II or adding additional schedules hereto to specifically identify any asset or item that may constitute a registration or application for any Copyrights, Patents or Trademarks; provided that any Grantor shall have the right, exercisable within 30 days after it has been notified by the Collateral Agent of the specific identification of such Article 9 Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Article 9 Collateral. Each Grantor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and
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correct with respect to such Article 9 Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Article 9 Collateral.
     (d) After the occurrence of an Event of Default and during the continuance thereof, the Collateral Agent shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third Person, by contacting Account Debtors or the third Person possessing such Article 9 Collateral for the purpose of making such a verification. The Collateral Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.
     (e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any reasonable payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, such Grantor shall not be obligated to reimburse Collateral Agent with respect to any Article 9 Collateral consisting of Intellectual Property which any Grantor has failed to maintain or pursue, or otherwise has allowed to lapse, terminate or put in the public domain, in accordance with Section 4.05(h) and provided, however, that nothing in this Section 4.03(e) shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance of the Collateral as set forth herein or in the other Loan Documents.
     (f) Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to or constituting Article 9 Collateral and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.
     (g) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as expressly permitted by the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession of the Article 9 Collateral owned by it, except as permitted by the Credit Agreement.
     (h) None of the Grantors will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with prudent business practices or as otherwise permitted by the Credit Agreement.
     (i) Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance covering the Article 9 Collateral, endorsing the name of such Grantor on any check, draft, instrument or other item of payment
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for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required by the Credit Agreement or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent reasonably deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.03(i), including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.
     Section 4.04 Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, for the ratable benefit of the Secured Parties, the Collateral Agent’s security interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:
     (a) Instruments and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any Instruments or Tangible Chattel Paper evidencing an amount in excess of U.S. $5.0 million, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.
     (b) Cash Accounts. No Grantor shall grant control of any deposit account to any Person other than the Collateral Agent and the bank with which the deposit account is maintained.
     (c) Investment Property. Except to the extent otherwise provided in Article 3, if any Grantor shall at any time hold or acquire any certificated security, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably specify. If any security now or hereafter acquired by any Grantor that is part of the Article 9 Collateral is uncertificated and is issued to such Grantor or its nominee directly by the issuer thereof, then such Grantor shall promptly notify the Collateral Agent in writing upon the occurrence of such issuance, and upon the Collateral Agent’s reasonable request and following the occurrence of an Event of Default, such Grantor shall promptly pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such security, without further consent of any Grantor or such nominee, or (ii) cause the issuer to register the Collateral Agent as the registered owner of such security.
     (d) Letter of Credit Rights. If any Grantor is at any time a beneficiary under letters of credit now or hereafter issued in favor of such Grantor, other than those that together collectively have a face amount of less than U.S.$5.0 million, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use commercially reasonable efforts to either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.
     (e) Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed U.S. $5.0 million, such Grantor shall promptly notify the
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Collateral Agent thereof in a writing signed by such Grantor, including a summary description of such claim, and grant to the Collateral Agent in writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.
     Section 4.05 Covenants Regarding Patent, Trademark and Copyright Collateral. Except to the extent not reasonably expected to have a Material Adverse Effect:
     (a) Each Grantor agrees that it will not knowingly do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent that is material to the normal conduct of such Grantor’s business may become prematurely invalidated or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any material products covered by any such Patent as reasonably necessary and sufficient to establish and preserve its rights under applicable patent laws.
     (b) Each Grantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each material Trademark reasonably necessary to the normal conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any adjudication of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark consistent with the quality of such products and services as of the date hereof, (iii) display such Trademark with notice of federal or foreign registration or claim of trademark or service mark as required under applicable law and (iv) not knowingly use or knowingly permit its licensees’ use of such Trademark in violation of any third-party rights.
     (c) Each Grantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a material Copyright reasonably necessary to the normal conduct of such Grantor’s business that it publishes, displays and distributes, use copyright notice as required under applicable copyright laws.
     (d) Each Grantor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the normal conduct of such Grantor’s business may imminently become abandoned, lost or dedicated to the public other than by expiration, or of any materially adverse determination or development, excluding office actions and similar determinations in the United States Patent and Trademark Office, United States Copyright Office, any court or any similar office of any country, regarding such Grantor’s ownership of any such material Patent, Trademark or Copyright or its right to register or to maintain the same.
     (e) Each Grantor, either itself or through any agent, employee, licensee or designee, shall (i) inform the Collateral Agent on a quarterly basis of each application by itself, or through any agent, employee, licensee or designee, for any Patent with the United States Patent and Trademark Office and each registration of any Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country filed during the preceding quarter, and (ii) on a quarterly basis, to the extent that there are applications of the type referenced in clause (i) above, execute and deliver an agreement substantially in the form of Exhibit IV hereto to evidence the Collateral Agent’s security interest in such Patent, Trademark or Copyright.
     (f) Each Grantor shall exercise its reasonable business judgment consistent with past practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country with respect to maintaining and prosecuting each material application relating to any Patent, Trademark and/or Copyright (and obtaining the relevant grant or registration) material to the normal conduct of such Grantor’s business and to
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maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright in each case that is material to the normal conduct of such Grantor’s business, including, when applicable and necessary in such Grantor’s reasonable business judgment, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any Grantor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.
     (g) In the event that any Grantor knows or has reason to know that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the normal conduct of its business has been or is about to be materially infringed, misappropriated or diluted by a third party, such Grantor shall promptly notify the Collateral Agent and shall, if such Grantor deems it necessary in its reasonable business judgment, promptly contact such third party, and if necessary in its reasonable business judgment, sue and recover damages, and take such other actions as are reasonably appropriate under the circumstances.
     (h) Nothing in this Agreement prevents any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or put into the public domain any of its Intellectual Property to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.
ARTICLE 5
Remedies
     Section 5.01 Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Collateral Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers thereunder cannot be obtained and subject to the provisos set forth in Section 5.03) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the applicable Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, upon the occurrence and during the continuance of an Event of Default, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to Persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof. Upon consummation of any such sale of Collateral pursuant to this Section 5.01, the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives and releases (to the extent permitted by law) all rights of
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redemption, stay, valuation and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.
     The Collateral Agent shall give the applicable Grantors at least 10 Business Days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may (subject to the Collateral Agent’s consent) make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.
     Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of any external attorneys employed by the Collateral Agent or any other Secured Party to collect such deficiency.
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     Section 5.02 Application of Proceeds. The Collateral Agent shall promptly apply the proceeds, moneys or balances of any collection or sale of Collateral, as well as any Collateral consisting of cash, and the proceeds of any property insurance policy or other insurance policy received by the Collateral Agent as follows:
     FIRST, to the payment of all costs and expenses incurred by the Administrative Agent and the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent and the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;
     SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amounts of the Secured Obligations owed to them on the date of any such distribution, it being understood that with respect to any distributions to the Lenders, Issuing Banks or the Agents, the amounts so applied shall be distributed to the Administrative Agent to be applied in accordance with Section 9.23 of the Credit Agreement); and
     THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.
The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.
     Section 5.03 Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor shall, upon request by the Collateral Agent at any time after and during the continuance of an Event of Default, grant to (in the Collateral Agent’s sole discretion) a designee of the Collateral Agent or the Collateral Agent, for the ratable benefit of the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or, solely to the extent necessary to exercise such rights and remedies, sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, wherever the same may be located, and including, without limitation, in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however, that nothing in this Section 5.03 shall require such Grantor to grant any license that is prohibited by any rule of law, statute or regulation or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to any right of acceleration, modification or cancellation under any contract, license, agreement, instrument or other document evidencing, giving rise to a right to use or theretofore granted with respect to such property; provided, further, that such licenses to be granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. The use of such license by the Collateral
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Agent may be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any permitted license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.
     Section 5.04 Securities Act, etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws, (b) may approach and negotiate with a single potential purchaser to effect such sale and (c) may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.
     Section 5.05 Registration, etc. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its commercially reasonable efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Collateral. Each Grantor further agrees to indemnify, defend and hold harmless the Administrative Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling Persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus, notification or offering circular (or any amendment or supplement thereto), or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein. Each Grantor further agrees, upon such written request referred to above, to use its commercially reasonable efforts to qualify, file or
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register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be reasonably requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section 5.05. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 only and that such failure would not be adequately compensable in damages and, therefore, agrees that its agreements contained in this Section 5.05 may be specifically enforced.
ARTICLE 6
Indemnity, Subrogation and Subordination
     Section 6.01 Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), (a) the Borrower agrees that (i) in the event a payment shall be made by any Guarantor (other than the Borrower) under this Agreement in respect of any Obligation of the Borrower, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (ii) in the event any assets of any Guarantor (other than the Borrower) shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an Obligation of the Borrower, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold and (b) each Guarantor (other than the Borrower) (each such Guarantor, together with the Borrower in the context of clause (a) above, an “Indemnifying Guarantor”) agrees that (i) in the event a payment shall be made by any other Guarantor under this Agreement in respect of any Obligation of such Guarantor, such Guarantor shall indemnify such other Guarantor for the full amount of such payment and such other Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (ii) in the event any assets of any other Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an Obligation of such Guarantor, such Guarantor shall indemnify such other Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.
     Section 6.02 Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Secured Obligation or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Secured Obligation owed to any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Indemnifying Guarantor as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.15, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.
     Section 6.03 Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation of the Grantors under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations. No failure on the part of the Borrower or any other Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other
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payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.
     (b) Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor or any Subsidiary of the Borrower shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations.
ARTICLE 7
Miscellaneous
     Section 7.01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the Borrower, with such notice to be given as provided in Section 9.01 of the Credit Agreement.
     Section 7.02 Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.
     Section 7.03 Binding Effect; Several Agreement. This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party hereto shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party party hereto and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other Loan Party party hereto and without affecting the obligations of any other party hereunder.
     Section 7.04 Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or Guarantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.
     Section 7.05 Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.
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     (b) The parties hereto agree that the Collateral Agent shall be entitled to indemnification as provided in Section 9.05 of the Credit Agreement.
     (c) By its acceptance of the benefits hereof, each Lender and Issuing Bank agrees (i) to reimburse the Collateral Agent, on demand, in the amount of its pro rata share (based on its Commitments, or if such Commitments shall have expired or terminated, in accordance with the respective principal amounts of its applicable outstanding Loans or portion of outstanding Revolving L/C Disbursements owed to it, as applicable), of any reasonable expenses incurred by the Collateral Agent, including reasonable counsel fees and compensation of agents and employees paid for services rendered on behalf of the Collateral Agent which shall not have been reimbursed by the Borrower and (ii) to indemnify and hold harmless the Collateral Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, Taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as Collateral Agent or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Borrower, provided that no Lender or Issuing Bank shall be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent found in a final non-appealable judgment by a court of competent jurisdiction to have resulted primarily from the gross negligence or willful misconduct of the Collateral Agent or any of its directors, officers, employees or agents.
     (d) Any such amounts payable by any Grantor or Guarantor as provided hereunder shall be additional Secured Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.05 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.05 shall be payable on written demand therefor.
     Section 7.06 Collateral Agent Appointed Attorney-in-Fact. Each Grantor and Guarantor hereby appoints the Collateral Agent as the attorney-in-fact of such Grantor and Guarantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor and Guarantor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Grantor or Guarantor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Grantor or Guarantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal
Guarantee and Collateral Agreement

26

with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. Each of the Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received by it as a result of the exercise of the powers granted to them herein, and neither they nor their respective officers, directors, employees or agents shall be responsible to any Grantor or Guarantor for any act or failure to act hereunder, except, respectively, to the extent of its own gross negligence or willful misconduct. Notwithstanding anything to the contrary in this Section 7.06, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.06 unless (x) an Event of Default shall have occurred and be continuing or (y) such rights under this power of attorney are exercised to take any action necessary to secure the validity, perfection or priority of the Liens on the Collateral.
     Section 7.07 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ALL CLAIMS RELATING TO THE SUBJECT MATTER HEREOF, WHETHER SOUNDING IN CONTRACT LAW OR TORT LAW, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     Section 7.08 Waivers; Amendment. (a) No failure or delay by the Administrative Agent, the Collateral Agent or any other Secured Party in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Administrative Agent, the Collateral Agent and the other Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.08, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Revolving Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, the Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.
     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.
     Section 7.09 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO
Guarantee and Collateral Agreement

27

ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.
     Section 7.10 Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     Section 7.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 7.03. Delivery of an executed counterpart to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed original. Any such delivery shall be followed promptly by delivery of the manually signed original.
     Section 7.12 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
     Section 7.13 Jurisdiction; Consent to Service of Process. (a) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to the Borrower at the address specified for the Loan Parties in Section 9.01(a) of the Credit Agreement. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor or Grantor, or its properties, in the courts of any jurisdiction.
     (b) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or federal court sitting in New York County. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     Section 7.14 Termination or Release. (a) This Agreement, the guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate, and each Grantor and Guarantor shall be automatically released from its obligations hereunder, when all the Obligations are paid in full in cash and Commitments are terminated (other than (A) contingent indemnification obligations, (B) obligations and liabilities under Secured Cash Management Agreements and Secured
Guarantee and Collateral Agreement

28

Swap Agreements and (C) obligations and liabilities under Revolving Letters of Credit as to which arrangements satisfactory to the Issuing Banks shall have been made).
     (b) Upon the consummation of any transaction or series of transactions as a result of which any Subsidiary Guarantor ceases to be a Subsidiary of the Borrower that (x) is not prohibited by the Loan Documents, (y) is consummated while no Default or Event of Default has occurred or is continuing, and (z) would not result in a Change in Control, Default or an Event of Default, then such Subsidiary Guarantor shall automatically be released from its obligations hereunder and the security interests in the Collateral of such Subsidiary Guarantor shall be automatically released.
     (c) Upon any conveyance, sale, lease, assignment, transfer or other disposition by any Grantor of any Collateral to any Person that is not (and is not required to become) a Loan Party in a transaction or series of transactions that (x) is not prohibited by the Loan Documents, (y) is consummated while no Default or Event of Default has occurred or is continuing, and (z) would not result in a Change in Control, Default or an Event of Default, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the security interest in such Collateral shall be automatically released.
     (d) If any security interest granted hereby in any Collateral violates Section 9.21 of the Credit Agreement, the security interest in such Collateral shall be automatically released.
     (e) In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d) of this Section 7.14, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release and shall assist such Grantor in making any filing in connection therewith. Any execution and delivery of documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Collateral Agent.
     Section 7.15 Additional Subsidiary Guarantors. Any Subsidiary may become a party hereto by signing and delivering to the Collateral Agent a Guarantee and Collateral Agreement Supplement, substantially in the form of Exhibit I hereto (with such changes and modifications thereto as may be required by the laws of any applicable Foreign Jurisdiction), whereupon such Subsidiary shall become a “Guarantor”, “Subsidiary Guarantor” and “Grantor” defined herein with the same force and effect as if originally named as a Guarantor, Subsidiary Guarantor and Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.
     Section 7.16 Reserved.
     Section 7.17 Credit Agreement. If any conflict exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern.
     Section 7.18 Authority of Collateral Agent. Each Grantor and Guarantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as among the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Guarantors and Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Guarantor or Grantor shall be under any obligation, or entitlement, to make any inquiry respecting
Guarantee and Collateral Agreement

29

such authority. The Collateral Agent has been appointed to act as Collateral Agent hereunder by the Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the other Loan Documents.
     Section 7.19 Other Secured Parties. By its acceptance of the benefits hereof, each Secured Party (including each Lender, Issuing Bank, Specified Swap Counterparty and Cash Management Bank) hereby (a) confirms that it has received a copy of the Loan Documents and such other documents and information as it has deemed appropriate to make its own decision to become a Secured Party and acknowledges that it is aware of the contents of, and consents to the terms of, the Security Documents, (b) appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Collateral Agent by the terms hereof or thereof, together with such powers as are incidental thereto, (c) agrees that it will be bound by the provisions of the Security Documents, and Article VIII (other than Section 8.12) and Article IX of the Credit Agreement (with respect to each such Article, in the case of any Secured Party that is not a Lender, as if such Secured Party was a Lender party to the Credit Agreement) and will perform in accordance with its terms all such obligations which by the terms of such documents are required to be performed by it as a Secured Party (or in the case of Article VIII (other than Section 8.12) and Article IX of the Credit Agreement, as a Lender) and will take no actions contrary to such obligations, and (d) authorizes and instructs the Collateral Agent to enter into the Security Documents as Collateral Agent and on behalf of such Secured Party.
[SIGNATURE PAGES FOLLOW]
Guarantee and Collateral Agreement

30

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

QUICKSILVER GAS SERVICES LP, as Borrower
By:
Name:
Title:

BNP PARIBAS, as Collateral Agent
By:
Name:
Title:

Guarantee and Collateral Agreement

Subsidiary Guarantors: QUICKSILVER GAS SERVICES OPERATING LLC
By:
Name:
Title:

QUICKSILVER GAS SERVICES OPERATING GP LLC
By:
Name:
Title:

COWTOWN GAS PROCESSING PARTNERS L.P.
By:
Name:
Title:

COWTOWN PIPELINE PARTNERS L.P.
By:
Name:
Title:

Exhibit I to the Guarantee and Collateral Agreement
FORM OF GUARANTEE AND COLLATERAL AGREEMENT SUPPLEMENT
     SUPPLEMENT NO. __ dated as of [__________] (this “Supplement”), to the Guarantee and Collateral Agreement dated as of October 1, 2010 (the “Guarantee and Collateral Agreement”), among QUICKSILVER GAS SERVICES LP, a limited partnership organized under the laws of the Delaware (the “Borrower”), each Subsidiary Guarantor listed on the signature pages thereof under the caption “Subsidiary Guarantors” and each Subsidiary that shall, at any time after the date thereof, become a Subsidiary Guarantor, Guarantor and Grantor pursuant to Section 7.15 thereof (each, a “Subsidiary Guarantor”) and BNP PARIBAS (“BNP”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).
     A. Reference is made to the Credit Agreement dated as of October 1, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders party thereto from time to time (the “Lenders”), BNP, as Administrative Agent and Collateral Agent for the Lenders, Banc of America Securities LLC, BNP Paribas Securities Corp. and RBC Capital Markets Corporation, as Joint Lead Arrangers and joint bookrunners, Bank of America, N.A. and Royal Bank of Canada, as Syndication Agents, and UBS Securities LLC and The Royal Bank of Scotland PLC, as Co-Documentation Agents.
     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee and Collateral Agreement referred to therein.
     C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans, each Issuing Bank to issue Revolving Letters of Credit, the counterparties to the Secured Swap Agreements to enter into the Secured Swap Agreements and the counterparties to the Secured Cash Management Agreements to enter into the Secured Cash Management Agreements. Section 7.15 of the Guarantee and Collateral Agreement provides that any additional Subsidiary may become a Guarantor, Subsidiary Guarantor and Grantor under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement (with such changes and modifications hereto as may be required by the laws of any applicable foreign jurisdiction to the extent applicable). The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement, in accordance with the requirements of the Credit Agreement, to become a Guarantor, Subsidiary Guarantor and Grantor under the Guarantee and Collateral Agreement, in order to induce the Lenders to make additional Loans, each Issuing Bank to issue additional Revolving Letters of Credit, the counterparties to the Secured Swap Agreements to enter into the Secured Swap Agreements, the counterparties to the Secured Cash Management Agreements to enter into the Secured Cash Management Agreements and as consideration for Loans previously made, Letters of Credit previously issued, Secured Swap Agreements previously entered into and Secured Cash Management Agreements previously entered into.

     Accordingly, the Collateral Agent and the New Subsidiary agree as follows:
     SECTION 1. In accordance with Section 7.15 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below and delivery thereof to the Collateral Agent becomes a Guarantor, Subsidiary Guarantor and Grantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Guarantor, Subsidiary Guarantor and Grantor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Guarantor, Subsidiary Guarantor and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor, Subsidiary Guarantor and Grantor thereunder (as supplemented by the attached supplemental Schedules to the Perfection Certificate) are true and correct, in all material respects, on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct, in all material respects, as of such earlier date. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary. Each reference to a “Guarantor”, “Subsidiary Guarantor” or “Grantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.
     SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
     SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when (a) the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the Collateral Agent has executed a counterpart hereof. Delivery of an executed counterpart to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed original. Any such delivery shall be followed promptly by delivery of the manually signed original.
     SECTION 4. The New Subsidiary has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein (including the Schedules attached thereto) is correct and complete as of the date hereof.

     SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.
     SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT AND ALL CLAIMS RELATING TO THE SUBJECT MATTER HEREOF, WHETHER SOUNDING IN CONTRACT LAW OR TORT LAW, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement.
     SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, disbursements and other charges of counsel for the Collateral Agent.

     IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

[Insert Company Name], as New Subsidiary
By:
Name:
Title:

BNP PARIBAS, as Collateral Agent
By:
Name:
Title:

Schedule I
Pledged Stock and Pledged Debt Securities
A. Pledged Stock
B. Pledged Debt Securities

Schedule II
Intellectual Property
Copyrights
Patents
Trademarks
Domain Names

Schedule III
Commercial Tort Claims
[            ]

Exhibit II
to the Guarantee and
Collateral Agreement
PRE-CLOSING UCC DILIGENCE CERTIFICATE
     In connection with a proposed transaction by and among Quicksilver Gas Services LP (the “Debtor”) and BNP Paribas as Opco Collateral Agent (the “Opco Collateral Agent”), the Debtor hereby certifies on behalf of itself and the other grantors specified below (the “Grantors”) as follows:
I. CURRENT INFORMATION
     A. Legal Names, Organizations, Jurisdictions of Organization and Organizational Identification Numbers. The full and exact legal name1 (as it appears in each respective certificate or articles of incorporation, limited liability membership agreement or similar organizational documents, in each case as amended to date), the type of organization (or if the Debtor or a particular Grantor is an individual, please indicate so), the jurisdiction of organization (or formation, as applicable), and the organizational identification number2 (not tax i.d. number) of the Debtor and each other Grantor are as follows:

Type of Organization (e.g.
	corporation, limited	Jurisdiction of	Organizational
	liability company, limited	Organization/	Identification
Name of Debtor/Grantor	partnership)	Formation	Number[3]

     B. Chief Executive Offices and Mailing Addresses. The chief executive office address (or the principal residence if the Debtor or a particular Grantor is a natural person) and the preferred mailing address (if different than chief executive office or residence) of the Debtor and each other Grantor are as follows:

	Address of Chief Executive Office	Mailing Address (if different than
Name of Debtor/Grantor	(or for natural persons, residence)	CEO or residence)
     C. Special Debtors. Except as specifically identified below none of the Grantors is a: (i) a trust, (ii) a foreign air carrier within the meaning of the federal aviation act of 1958, as amended, or (iii) a branch or agency of a bank which bank is not organized under the law of the United States or any state thereof.

Name of Debtor/Grantor	Type of Special Grantor
     D. Trade Names/Assumed Names.
     Current Trade Names. Set forth below is each trade name or assumed name currently used by the Debtor or any other Grantor or by which the Debtor or any Grantor is known or is transacting any business:

Debtor/Grantor	Trade/Assumed Name

     E. Changes in Names, Jurisdiction of Organization or Corporate Structure.
     Except as set forth below, neither the Debtor nor any other Grantor has changed its name, jurisdiction of organization or its corporate structure in any way (e.g. by merger, consolidation, change in corporate form, change in jurisdiction of organization or otherwise) within the past five (5) years:

Debtor/Grantor	Date of Change	Description of Change
     F. Prior Addresses.
     Except as set forth below, neither the Debtor nor any other Grantor has changed its chief executive office, or principal residence if the Debtor or a particular Grantor is a natural person, within the past five (5) years:

Debtor/Grantor	Prior Address/City/State/Zip Code
     G. Acquisitions of Equity Interests or Assets.
     Except as set forth below, neither the Debtor nor any Grantor has acquired all or substantially all of the equity interests of another entity or substantially all the assets of another entity within the past five (5) years:

Debtor/Grantor	Date of Acquisition	Description of Acquisition
     H. Corporate Ownership and Organizational Structure.
     Attached as Exhibit A hereto is a true and correct chart showing the ownership relationship of the Debtor and all of its subsidiaries.

II. INFORMATION REGARDING CERTAIN COLLATERAL
     A. Investment Related Property
     1. Equity Interests. Set forth below is a list of all equity interests owned by the Debtor and each Grantor together with the type of organization which issued such equity interests (e.g. corporation, limited liability company, partnership or trust):

Certificate No.
				Total Shares	% of Interest	(if uncertificated,
Debtor/Grantor	Issuer	Type of Organization	# of Shares Owned	Outstanding	Pledged	please indicate so)	Par Value
     2. Debt Securities & Instruments. Set forth below is a list of all debt securities and instruments owed to the Debtor or any other Grantor in the principal amount of greater than $500,000:

Principal Amount of
Debtor/Grantor	Issuer of Instrument	Instrument	Maturity Date
     B. Intellectual Property. Set forth below is a list of all copyrights, patents, and trademarks and all applications thereof and other intellectual property owned by the Debtor and each other Grantor:
1.	Copyrights and Copyright Applications

Debtor/Grantor	Title	Filing Date/Issued Date	Status	Application/
Registration No.
2.	Patents and Patent Applications

Debtor/Grantor	Title	Filing Date/Issued Date	Status	Application/
Registration No.

3.	Trademarks and Trademark Applications

Debtor/Grantor	Title	Filing Date/Issued Date	Status	Application/
Registration No.
     C. Tangible Personal Property in Possession of Warehousemen, Bailees and Other Third Parties. Except as set forth below, no persons (including, without limitation, warehousemen and bailees) other than the Debtor or any other Grantor have possession of any material amount (fair market value, individually or in the aggregate, of $5 million or more) of tangible personal property of the Debtor and any other Grantor:

Description of
Debtor/Grantor	Address/City/State/Zip Code	County	Assets and Value
     D. Real Estate Related UCC Collateral
     1. Fixtures. Set forth below are all the locations where the Debtor or any other Grantor owns or leases any real property:

Debtor/Grantor	Address/City/State/Zip Code	County	Owned or Leased
     2. “As Extracted” Collateral. Set forth below are all the locations where the Debtor or any other Grantor owns, leases or has an interest in any wellhead or minehead:

Debtor/Grantor	Address/City/State/Zip Code	County

Debtor/Grantor	Address/City/State/Zip Code	County
     3. Timber to be Cut. Set forth below are all locations where the Debtor or any other Grantor owns goods that are timber to be cut:

Debtor/Grantor	Address/City/State/Zip Code	County

III. AUTHORITY TO FILE FINANCING STATEMENTS
     The undersigned, on behalf of the Debtor and each other Grantor, hereby authorizes the Opco Collateral Agent to file financing or continuation statements, and amendments thereto, in all jurisdictions and with all filing offices as the Opco Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted or to be granted to the Opco Collateral Agent under the Guarantee and Collateral Agreement. Such financing statements may describe the collateral in the same manner as described in the Guarantee and Collateral Agreement or may contain an indication or description of collateral that describes such property in any other manner as the Opco Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Opco Collateral Agent, including, without limitation, describing such property as “all assets” or “all personal property.”
     IN WITNESS WHEREOF, the undersigned hereto has caused this Pre-Closing UCC Diligence Certificate to be executed as of this day of ____________, 20__ by its officer thereunto duly authorized.

QUICKSILVER GAS SERVICES LP
By:
Name:
Title:

QUICKSILVER GAS SERVICES OPERATING LLC
By:
Name:
Title:

QUICKSILVER GAS SERVICES OPERATING GP LLC
By:
Name:
Title:

COWTOWN GAS PROCESSING PARTNERS L.P.
By:
Name:
Title:

COWTOWN PIPELINE PARTNERS L.P.
By:
Name:
Title:

[ADD ANY ADDITIONAL GUARANTORS/GRANTORS]

Endnotes
1. It is crucial that the full and exact name of each Grantor is given. Even seemingly minor errors such as substituting “n.a.” for “national association” or “inc.” for “incorporated” may be seriously misleading in some states.
2. Please note that the organizational identification number is not the same as the federal employer’s tax identification number. The organizational identification number is customarily issued by the Secretary of State or State Corporations Department in the State under which the particular entity had been organized or formed and may be found on its organizational documents.
3. If a Grantor does not have an organizational identification number, please indicate “none.” Additionally, organizational identification numbers are not required for entities organized under the laws of New York, Delaware, Connecticut, Georgia or Ohio for financing statements filed in such states. Such organizational identification numbers nevertheless may be required for financing statements filed in respect of entities organized under the foregoing states but filed in other states, e.g. in respect of fixtures.

Exhibit III
to the Guarantee and
Collateral Agreement
FORM OF INTERCOMPANY NOTE
New York, New York
__________, 20[_]
          FOR VALUE RECEIVED, each of the undersigned, to the extent a borrower from time to time from any other entity listed on the signature page hereto (each, in such capacity, a “Payor”), hereby promises to pay on demand to the order of such other entity listed below (each, in such capacity, a “Payee”), in lawful money of the United States of America in immediately available funds, at such location in the United States of America as a Payee shall from time to time designate, the unpaid principal amount of all loans and advances made by such Payee to such Payor. Each Payor promises also to pay interest on the unpaid principal amount of all such loans and advances in like money at said location from the date of such loans and advances until paid at such rate per annum as shall be agreed upon from time to time by such Payor and such Payee.
          Reference is made to the Credit Agreement dated as of October 1, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among QUICKSILVER GAS SERVICES LP, a limited partnership organized under the laws of the Delaware (the “Borrower”), the lenders party thereto from time to time (the “Lenders”), BNP Paribas (“BNP”), as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, Banc of America Securities LLC, BNP Paribas Securities Corp. and RBC Capital Markets Corporation, as Joint Lead Arrangers and joint bookrunners, Bank of America, N.A. and Royal Bank of Canada, as Syndication Agents and UBS Securities LLC and The Royal Bank of Scotland PLC, as Co-Documentation Agents.
          This note (“Note”) is the Intercompany Note referred to in to the Guarantee and Collateral Agreement dated as of October 1, 2010 (the “Guarantee and Collateral Agreement”), among the Borrower, each Subsidiary Guarantor listed on the signature pages hereof under the caption “Subsidiary Guarantors” and each Subsidiary that shall, at any time after the date thereof, become a Subsidiary Guarantor pursuant to Section 7.15 thereof (each, a “Subsidiary Guarantor”) and the Collateral Agent for the Secured Parties (as defined therein). Each Payee hereby acknowledges and agrees that the Administrative Agent and the Collateral Agent may exercise all rights provided in the Credit Agreement and the Guarantee and Collateral Agreement with respect to this Note.
          Anything in this Note to the contrary notwithstanding, the indebtedness evidenced by this Note owed by any Payor that is a Guarantor to any Payee other than a Loan Party shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Obligations (such term used herein throughout is as defined in the Credit Agreement) of such Payor under the Credit Agreement, including, without limitation, where applicable, under such Payor’s guarantee of the Secured Obligations under the Guarantee and Collateral

III-1

Agreement (such Secured Obligations and other indebtedness and obligations in connection with any renewal, refunding, restructuring or refinancing thereof, including interest thereon accruing after the commencement of any proceedings referred to in clause (i) below, whether or not such interest is an allowed claim in such proceeding, being hereinafter collectively referred to as “Senior Indebtedness”):
          (i) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to any Payor or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of such Payor, whether or not involving insolvency or bankruptcy, then (x) the holders of Senior Indebtedness shall be paid in full in cash in respect of all amounts constituting Senior Indebtedness before any Payee is entitled to receive (whether directly or indirectly), or make any demands for, any payment on account of this Note and (y) until the holders of Senior Indebtedness are paid in full in cash in respect of all amounts constituting Senior Indebtedness, any payment or distribution to which such Payee would otherwise be entitled (other than debt securities of such Payor that are subordinated, to at least the same extent as this Note, to the payment of all Senior Indebtedness then outstanding (such securities being hereinafter referred to as “Restructured Debt Securities”)) shall be made to the holders of Senior Indebtedness.
          (ii) If any payment or distribution of any character, whether in cash, securities or other property (other than Restructured Debt Securities), in respect of this Note shall (despite these subordination provisions) be received by any Payee in violation of clause (i) before all Senior Indebtedness shall have been paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (or their representatives), ratably according to the respective aggregate amounts remaining unpaid thereon, to the extent necessary to pay all Senior Indebtedness in full in cash.
          To the fullest extent permitted by law, no present or future holder of Senior Indebtedness shall be prejudiced in its right to enforce the subordination of this Note by any act or failure to act on the part of any Payor or by any act or failure to act on the part of such holder or any trustee or agent for such holder. Each Payee and each Payor hereby agrees that the subordination of this Note is for the benefit of the Collateral Agent and the other Secured Parties, the Collateral Agent and the other Secured Parties are obligees under this Note to the same extent as if their names were written herein as such and the Administrative Agent may, on behalf of itself and the other Secured Parties, proceed to enforce the subordination provisions herein.
          The indebtedness evidenced by this Note owed by any Payor that is not a Guarantor shall not be subordinated to, and shall rank pari passu in right of payment with, any other obligation of such Payor.
          Nothing contained in the subordination provisions set forth above is intended to or will impair, as between each Payor and each Payee, the obligations of such Payor, which are absolute and unconditional, to pay to such Payee the principal of and interest on this Note as and when due and payable in accordance with its terms, or is intended to or will affect the relative rights of such Payee and other creditors of such Payor other than the holders of Senior Indebtedness.

III-2

          Each Payee is hereby authorized to record all loans and advances made by it to any Payor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.
          Each Payor hereby waives presentment, demand, protest or notice of any kind in connection with this Note. All payments under this Note shall be made without offset, counterclaim or deduction of any kind.
          Each party to this Note hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note in any New York State or federal court sitting in New York County. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN SECTION 7.09 OF THE GUARANTEE AND COLLATERAL AGREEMENT.

III-3

          THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS NOTE AND ALL CLAIMS RELATING TO THE SUBJECT MATTER HEREOF, WHETHER SOUNDING IN CONTRACT LAW OR TORT LAW, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[NAME OF ENTITY] as Borrower and Payor
By:
Name:
Title:

[NAME OF ENTITY] as Payee
By:
Name:
Title:

III-4

Exhibit IV
to the Guarantee and
Collateral Agreement
FORM OF
INTELLECTUAL PROPERTY SECURITY AGREEMENT
          This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated [___________], 2010, is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of BNP Paribas, as Collateral Agent (the “Collateral Agent”) for the Secured Parties. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee and Collateral Agreement referred to therein.
          WHEREAS, QUICKSILVER GAS SERVICES LP, a limited partnership organized under the laws of the Delaware (the “Borrower”), the lenders party thereto from time to time (the “Lenders”), BNP Paribas (“BNP”), as Administrative Agent and as Collateral Agent for the Lenders, Banc of America Securities LLC, BNP Paribas Securities Corp. and RBC Capital Markets Corporation, as Joint Lead Arrangers and joint bookrunners, Bank of America, N.A. and Royal Bank of Canada, as Syndication Agents and UBS Securities LLC and The Royal Bank of Scotland PLC, as Co-Documentation Agents, and each other party thereto have entered into the Credit Agreement dated as of October 1, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have severally agreed to make Loans, each Issuing Bank to issue Revolving Letters of Credit, the counterparties to the Secured Swap Agreements to enter into the Secured Swap Agreements and the counterparties to the Secured Cash Management Agreements to enter into the Secured Cash Management Agreements, upon the terms and subject to the conditions therein.
          WHEREAS, in connection with the Credit Agreement, the Grantors have entered into the Guarantee and Collateral Agreement dated October 1, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in order to induce the Lenders to make Loans, each Issuing Bank to issue Revolving Letters of Credit, the counterparties to the Secured Swap Agreements to enter into the Secured Swap Agreements and the counterparties to the Secured Cash Management Agreements to enter into the Secured Cash Management Agreements.
          WHEREAS, under the terms of the Guarantee and Collateral Agreement, the Grantors have granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors agree as follows:

          SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):
          (a) the United States Patents (as defined in the Guarantee and Collateral Agreement) set forth in Schedule A hereto;
          (b) the United States registered Trademarks (as defined in the Guarantee and Collateral Agreement) and Trademarks for which United States applications are pending set forth in Schedule B hereto; and
          (c) the United States registrations of Copyrights (as defined in the Guarantee and Collateral Agreement) set forth in Schedule C hereto.
          SECTION 2. Recordation. This IP Security Agreement has been executed and delivered by each Grantor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office and the United States Copyright Office. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks record this IP Security Agreement.
          SECTION 3. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
          SECTION 4. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Guarantee and Collateral Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this IP Security Agreement and the terms of the Guarantee and Collateral Agreement, the terms of the Guarantee and Collateral Agreement shall govern.
          SECTION 5. Governing Law. THIS IP SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS IP SECURITY AGREEMENT AND ALL CLAIMS RELATING TO THE SUBJECT MATTER HEREOF, WHETHER SOUNDING IN CONTRACT LAW OR TORT LAW, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          SECTION 6. Severability. In case any one or more of the provisions contained in this IP Security Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
[Remainder of Page Intentionally Blank]

     IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[__________], as Grantor

By:
Name:
Title:

Accepted and Agreed to:
BNP PARIBAS
as Collateral Agent for the Lenders

By:
Name:
Title:

EXHIBIT F
FORM OF
SOLVENCY CERTIFICATE
     I, the undersigned, the [Chief Financial Officer] [title of other Responsible Officer] of the Borrower (as defined below), DO HEREBY CERTIFY on behalf of the Borrower that:
     1. This Certificate is furnished pursuant to Section 4.02(h) of the Credit Agreement (as in effect on the date of this Certificate), dated as of October 1, 2010, among QUICKSILVER GAS SERVICES LP, a limited partnership organized under the laws of Delaware (“Borrower”), the LENDERS party thereto from time to time, BNP PARIBAS (“BNP”), as Administrative Agent, BNP, as Collateral Agent, BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as Syndication Agents, BANC OF AMERICA SECURITIES LLC, BNP PARIBAS SECURITIES CORP., and RBC CAPITAL MARKETS CORPORATION, as Joint Lead Arrangers, and UBS SECURITIES LLC and ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents. Terms defined in the Credit Agreement are used herein with the same meanings.
     2. Immediately after giving effect to the Transactions, (a) the fair value of the assets (for the avoidance of doubt, calculated to include goodwill and other intangibles) of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Borrower and its Relevant Subsidiaries on a consolidated basis; (b) the present fair saleable value of the property of the Borrower and its Relevant Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Relevant Subsidiaries on a consolidated basis, on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Borrower and its Relevant Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Borrower and its Relevant Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date.
     3. The Borrower does not intend to, and does not believe that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any Relevant Subsidiary, and the timing and amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Relevant Subsidiary.
[Signature Page Follows]

F-1

IN WITNESS WHEREOF, I have hereunto set my hand this __ day of _________, 2010.

QUICKSILVER GAS SERVICES LP, as Borrower
By:
Name:
Title:

F-2

EXHIBIT G-1
FORM OF REVOLVING NOTE

$_______________	Dated: __________, 2010
FOR VALUE RECEIVED, the undersigned, QUICKSILVER GAS SERVICES LP (the “Borrower”), HEREBY PROMISES TO PAY to [NAME OF LENDER] (the “Lender”) or its registered assigns for the account of its applicable lending office the principal amount of the Revolving Facility Loans (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement dated as of October 1, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein, unless otherwise defined herein, being used herein as therein defined) among the Borrower, the LENDERS party thereto from time to time, BNP PARIBAS (“BNP”), as Administrative Agent, BNP, as Collateral Agent, BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as Syndication Agents, BANC OF AMERICA SECURITIES LLC, BNP PARIBAS SECURITIES CORP., and RBC CAPITAL MARKETS CORPORATION, as Joint Lead Arrangers, and UBS SECURITIES LLC and ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents.
     The Borrower promises to pay to the Lender or its registered assigns interest on the unpaid principal amount of each Revolving Facility Loan advanced to the Borrower from the date of such Revolving Facility Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.
     Both principal and interest are payable in U.S. dollars to BNP Paribas, as Administrative Agent, at 787 Seventh Avenue, New York, New York 10019, Attention: Dina Wilson, Tel: (201) 850-6807, Fax: (201) 850-4020, in immediately available funds. Each Revolving Facility Loan advanced to the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this promissory note (the “Promissory Note”); provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note.
     This Promissory Note is one of the promissory notes referred to in Section 2.09(e) of the Credit Agreement and is entitled to the benefits of the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of loans (the “Revolving Facility Loans”) by the Revolving Facility Lenders to or for the benefit of the Borrower from time to time in an aggregate amount not to exceed at any time outstanding U.S.$400,000,000, the indebtedness of the Borrower resulting from each such Revolving Facility Loan being, on request of a Revolving Facility Lender, evidenced by such promissory notes, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.
     The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Promissory Note or the other Loan Documents, or for recognition or enforcement of any

G-1-1

judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. The Borrower further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to the Borrower at the address specified for the Loan Parties in Section 9.01(a) of the Credit Agreement. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Promissory Note shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Promissory Note or the other Loan Documents against the Borrower or any Loan Party or their properties in the courts of any jurisdiction.
     The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Promissory Note or the other Loan Documents in any New York State or federal court sitting in New York County. The Borrower hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

G-1-2

     This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

QUICKSILVER GAS SERVICES LP, as Borrower
By:
Name:
Title:

G-1-3

LOANS AND PAYMENTS OF PRINCIPAL

		Amount of Principal	Unpaid Principal
Date	Amount of Loans	Paid or Prepaid	Balance	Notation Made By

EXHIBIT G-2
FORM OF INCREMENTAL TERM LOAN NOTE

$	Dated: , 2010
FOR VALUE RECEIVED, the undersigned, QUICKSILVER GAS SERVICES LP (the “Borrower”), HEREBY PROMISES TO PAY to [NAME OF LENDER] (the “Lender”) or its registered assigns for the account of its applicable lending office the principal amount of the Incremental Term Loans (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement dated as of October 1, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein, unless otherwise defined herein, being used herein as therein defined) among the Borrower, the LENDERS party thereto from time to time, BNP PARIBAS (“BNP”), as Administrative Agent, BNP, as Collateral Agent, BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as Syndication Agents, BANC OF AMERICA SECURITIES LLC, BNP PARIBAS SECURITIES CORP., and RBC CAPITAL MARKETS CORPORATION, as Joint Lead Arrangers, and UBS SECURITIES LLC and ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents.
     The Borrower promises to pay to the Lender or its registered assigns interest on the unpaid principal amount of the Incremental Term Loan advanced to the Borrower from the date of such Incremental Term Loan, until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.
     Both principal and interest are payable in U.S. dollars to BNP Paribas, as Administrative Agent, at 787 Seventh Avenue, New York, New York 10019, Attention: Dina Wilson, in immediately available funds. The Incremental Term Loan advanced to the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this promissory note (the “Promissory Note”); provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note.
     This Promissory Note is one of the promissory notes referred to in Section 2.09(e) of the Credit Agreement and is entitled to the benefits of the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of loans (the “Incremental Term Loans”) by the Incremental Term Lenders to or for the benefit of the Borrower from time to time, the indebtedness of the Borrower resulting from each such Incremental Term Loan being, on request of an Incremental Term Lender, evidenced by such promissory notes, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.
     The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Promissory Note or the other Loan Documents, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action

G-2-1

or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. The Borrower further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to the Borrower at the address specified for the Loan Parties in Section 9.01(a) of the Credit Agreement. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Promissory Note shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Promissory Note or the other Loan Documents against the Borrower or any Loan Party or their properties in the courts of any jurisdiction.
     The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Promissory Note or the other Loan Documents in any New York State or federal court sitting in New York County. The Borrower hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

G-2-2

     This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

QUICKSILVER GAS SERVICES LP, as Borrower
By:
Name:
Title:

G-2-3

ADVANCES AND PAYMENTS OF PRINCIPAL

		Amount of Principal	Unpaid Principal
Date	Amount of Advance	Paid or Prepaid	Balance	Notation Made By

EXHIBIT H
FORM OF COMPLIANCE CERTIFICATE
COMPLIANCE CERTIFICATE
     Reference is made to the Credit Agreement dated as of October 1, 2010, among QUICKSILVER GAS SERVICES LP, a limited partnership organized under the laws of Delaware (“Borrower”), the LENDERS party thereto from time to time, BNP PARIBAS (“BNP”), as Administrative Agent, BNP, as Collateral Agent, BANK OF AMERICA, N.A. and ROYAL BANK OF CANADA, as Syndication Agents, BANC OF AMERICA SECURITIES LLC, BNP PARIBAS SECURITIES CORP., and RBC CAPITAL MARKETS CORPORATION, as Joint Lead Arrangers, and UBS SECURITIES LLC and ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.
     [Insert name of institution] (the “Non-U.S. Lender”) is providing this certificate pursuant to subsection 2.17(e) of the Credit Agreement. The Non-U.S. Lender hereby represents and warrants that:
     A. It is the beneficial owner of the Loan (as well as any Notes evidencing such Loan) in respect of which it is providing this certificate;
     B. The Non-U.S. Lender is not a “bank” that entered into the Credit Agreement in the “ordinary course of its trade or business” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”);
     C. The Non-U.S. Lender is not a “10-percent shareholder” of the U.S. Borrower within the meaning of Section 871(h)(3)(B) of the Code;
     D. The Non-U.S. Lender is not a “controlled foreign corporation” receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code; and
     E. The interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.
     The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on Internal Revenue Service Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in any of the three calendar years preceding such payments.

H-1

     IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF NON-U.S. LENDER]
By:
Name:
Title:

Date:                     , 20___

H-2

EXHIBIT I
FORM OF ADMINISTRATIVE QUESTIONNAIRE
Administrative Questionnaire

I. Borrower Name:	QUICKSILVER GAS SERVICES LP

II. Legal Name of Lender for Signature Page:

III. Name of Lender for any eventual tombstone:

IV. Legal Address:

V. Contact Information:

	Credit Contact	Operations Contact	Legal Counsel
Name:

Title:

Address:

Telephone:

Facsimile:

Email:

Address:

VI. Lender’s Wire Payment Instructions:

Pay to:

(Name of Lender)

	(ABA#)	(City/State)

	(Account #)	(Account Name)
Please return this form, by fax, to the attention of Administrative Agent, fax [ ], no later than 5:00 p.m. New York City time, on [__________], 2010.

I-1

Administrative Questionnaire

Borrower Name:	QUICKSILVER GAS SERVICES LP
VII. Organizational Structure:

Branch, organized under which laws, etc.

Lender’s Tax ID:

Tax withholding Form Attached
[     ] Form W-9
[     ] Form W-8BEN/W-8EXP/W-8IMY/W-8ECI (with any required attachments)
[     ] W/Hold                               % Effective
VIII. Payment Instructions:
Servicing Site:
Pay To:

IX. Name of Authorized Officer:

Name:

Signature:

Date:

I-2

Administrative Questionnaire
X. Institutional Investor Sub-Allocations

Institution Legal:

Fund Manager:

Sub-Allocations:

Exact Legal Name		Direct Signer to	Purchase by	Date of
(for documentation	Sub-Allocation	Credit Agreement	Assignment	Post-Closing
purposes)	(Indicate US$)	(Yes / No)	(Yes / No)	Assignment
1.

2.

3.

4.

5.

6.

7.

Total

Special Instructions

I-3

EXHIBIT J
FORM OF OMNIBUS AGREEMENT
[Separately Attached]

J-1

Exhibit J
OMNIBUS
AGREEMENT
BY AND AMONG
CRESTWOOD MIDSTREAM PARTNERS LP,
CRESTWOOD GAS SERVICES GP LLC
AND
CRESTWOOD HOLDINGS PARTNERS LLC

OMNIBUS AGREEMENT
          THIS OMNIBUS AGREEMENT (“Agreement”) is entered into on, and effective as of, ______________, 2010 (the “Effective Date”), and is by and among Crestwood Midstream Partners LP, a Delaware limited partnership (the “MLP”), Crestwood Gas Services GP LLC, a Delaware limited liability company (“General Partner”), and Crestwood Holdings Partners LLC, a Delaware limited liability company (“Crestwood Holdings”). The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.”
R E C I T A L S:
          The Parties desire by their execution of this Agreement to evidence their understanding, as more fully set forth in Article II, Article III and Article IV of this Agreement, with respect to certain non-competition and business opportunity, indemnification and reimbursement obligations of the Parties.
          In consideration of the premises and the covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
ARTICLE I
Definitions
     1.1 Definitions. (a) Capitalized terms used herein but not defined shall have the meanings given them in the MLP Agreement.
     (b) As used in this Agreement, the following terms shall have the respective meanings set forth below:
          “Affiliate” of a Person means any other Person that directly or indirectly Controls, is Controlled by or is under common Control with such Specified Person; and in the case of First Reserve, includes any private equity fund sponsored or managed by FRC Founders Corporation, First Reserve Management, L.P. or their Affiliates.
          “Agreement” means this Omnibus Agreement, as it may be amended, modified or supplemented from time to time in accordance with the terms hereof.
          “Change of Control” means, with respect to any Person (the “Applicable Person”), any of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Applicable Person’s assets to any other Person, unless immediately following such sale, lease, exchange or other transfer such assets are owned, directly or indirectly, by the Applicable Person; (ii) the dissolution or liquidation of the Applicable Person; (iii) the consolidation or merger of the Applicable Person with or into another Person pursuant to a transaction in which the outstanding Voting Securities of the Applicable Person are changed into or exchanged for cash, securities or other property, other than any such transaction where (a) the outstanding Voting Securities of the Applicable Person are changed into or exchanged for Voting Securities of the surviving Person or its parent and (b) the holders

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of the Voting Securities of the Applicable Person immediately prior to such transaction own, directly or indirectly, not less than a majority of the outstanding Voting Securities of the surviving Person or its parent immediately after such transaction; and (iv) a “person” or “group” (within the meaning of Sections 13(d) or 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of more than 50% of all of the then outstanding Voting Securities of the Applicable Person, except (a) Crestwood Holdings and any Affiliates of Crestwood Holdings, including First Reserve and its Affiliates and (b) in a merger or consolidation which would not constitute a Change of Control under clause (iii) above.
          “Construction Costs” means all costs associated with developing, engineering, designing, building, financing and conducting completion testing of Subject Assets, including, without limitation, any costs to acquire related real property or necessary rights of way and any internal costs incurred to compensate employees for time spent on development, engineering, designing, building, financing or testing Subject Assets.
          “Construction Offer” is defined in Section 2.3(b)(i).
          “Control” means the direct or indirect possession of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of securities, by contract or otherwise.
          “Crestwood Counties” means the following counties in the State of Texas: Hood, Somervell, Johnson, Tarrant, Hill, Parker, Bosque and Erath.
          “Crestwood Holdings” has the meaning given such term in the preamble to this Agreement.
          “Crestwood Holdings Entities” means Crestwood Holdings and any other Person Controlled by Crestwood Holdings other than the Partnership Entities.
          “Effective Date” has the meaning given such term in the preamble to this Agreement.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “First Reserve” means FR XI CMP Holdings LLC, a Delaware limited liability company, a member of Crestwood Holdings.
          “General Partner” has the meaning given such term in the preamble to this Agreement.
          “Indemnified Party” means the party entitled to indemnification in accordance with Article III.
          “Indemnifying Party” means the party from whom indemnification may be required in accordance with Article III.

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          “Independent Expert” is defined in Section 2.3(b)(iv).
          “Losses” means any losses, damages, liabilities, claims, demands, causes of action, judgments, settlements, fines, penalties, costs and expenses (including, without limitation, court costs and reasonable attorney’s and experts’ fees) of any and every kind or character.
          “MLP” has the meaning given such term in the introduction to this Agreement.
          “MLP Agreement” means the Second Amended and Restated Agreement of Limited Partnership of the MLP, dated as of February 19, 2008, as such agreement is in effect on the Effective Date, to which reference is hereby made for all purposes of this Agreement. An amendment or modification to the MLP Agreement subsequent to the Effective Date shall be given effect for the purposes of this Agreement only if it has received the approval of the Conflicts Committee that would be required, if any, pursuant to Section 5.6 hereof if such amendment or modification were an amendment or modification of this Agreement, and if no such approval is or would be required, upon execution of such amendment by each of the Parties hereto.
          “MLP Assets” means the pipelines, processing plants or related equipment or assets, or portions thereof, owned by, leased by or necessary for the operation of the business, properties or assets of any member of the Partnership Group.
          “Offer” is defined in Section 2.3(a)(i).
          “Operations Services” is defined in Section 4.3(a).
          “Operations Personnel” is defined in Section 4.3(b).
          “Organizational Documents” means certificates of incorporation, by-laws, certificates of formation, limited liability company operating agreements, certificates of limited partnership or limited partnership agreements or other formation or governing documents of a particular entity.
          “Other Construction Terms” is defined in Section 2.3(b)(i).
          “Partnership Entities” means the General Partner and each member of the Partnership Group.
          “Partnership Group” means the MLP and any entity Controlled by the MLP.
          “Partnership Group Member” means any member of the Partnership Group.
          “Party” or “Parties” have the meaning given such terms in the introduction to this Agreement.
          “Person” means an individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization or any other entity.

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          “Previous Omnibus Agreement” means that certain Omnibus Agreement, dated August 10, 2007, by and among the MLP, Quicksilver Gas Services GP LLC and Quicksilver Resources Inc.
          “Purchase Agreement” is defined in Section 2.3(a)(i).
          “Restricted Businesses” is defined in Section 2.1.
          “Services” is defined in Section 4.1(a).
          “Subject Assets” means any assets or group of related assets that are located in the Crestwood Counties and that are related to the Restricted Businesses.
          “Subject Assets Valuation Expert” is defined in Section 2.3(a)(iv).
          “Voting Securities” means securities of any class of a Person entitling the holders thereof to vote in the election of, or to appoint, members of the board of directors or other similar governing body of the Person.
ARTICLE II
Non-competition and Business Opportunities
     2.1 Restricted Businesses. Except as permitted by Section 2.2, each Crestwood Holdings Entity shall be prohibited from engaging in, whether by acquisition, construction or otherwise, any of the following businesses (the “Restricted Businesses”): the gathering, treating, processing, fractionating, transportation or storage of natural gas in the Crestwood Counties, or the transportation or storage of natural gas liquids in the Crestwood Counties.
     2.2 Permitted Exceptions. Notwithstanding any provisions of Section 2.1 to the contrary, the Crestwood Holdings Entities may engage in the following activities under the following circumstances:
          (a) any business that (i) is primarily related to the exploration for and production of oil or natural gas, the sale and marketing of oil and natural gas derived from such exploration and production activities, or the sale and marketing of natural gas liquids or (ii) is otherwise not a Restricted Business;
          (b) the ownership and/or operation of any Subject Assets acquired by a Crestwood Holdings Entity after the Effective Date; provided, that the MLP has been offered the opportunity to purchase the Subject Assets in accordance with Section 2.3(a) and the General Partner (with the concurrence of the Conflicts Committee) has elected not to purchase the Subject Assets; provided, further, that (i) prior to the offer being made to the MLP and (ii) during the pendency of the procedures described in Section 2.3(a), the applicable Crestwood Holdings Entity or Crestwood Holdings Entities shall be entitled to own and operate the Subject Assets;

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          (c) the construction, ownership and/or operation of any Subject Assets constructed by a Crestwood Holdings Entity after the Effective Date; provided, that the MLP has been offered the opportunity to purchase the Subject Assets in accordance with Section 2.3(b) and the General Partner (with the concurrence of the Conflicts Committee) has elected not to purchase the Subject Assets; provided, further, that (i) prior to the offer being made to the MLP and (ii) during the pendency of construction and the procedures described in Section 2.3(b), the applicable Crestwood Holdings Entity or Crestwood Holdings Entities shall be entitled to construct, own and operate the Subject Assets; and
          (c) any Restricted Business conducted by a Crestwood Holdings Entity with the approval of the Conflicts Committee.
          The Parties acknowledge and agree that First Reserve is an Affiliate of a private equity fund sponsor specializing in investments in the energy sector generally, including investments within the Restricted Business, and accordingly may determine in its sole discretion whether to bring any opportunity to the MLP or to another portfolio company or fund of which such sponsor is an Affiliate. Notwithstanding anything in this Agreement to the contrary, none of First Reserve or any representative of First Reserve, including any representative serving on the management committee (or similar governing body) of Crestwood Holdings, or any Affiliate of First Reserve or any representative thereof (other than the Partnership Entities and the Crestwood Holdings Entities), shall have any obligation to bring any such opportunity to the Partnership Group, to refrain or cause any of its Affiliates (other than the Partnership Entities and the Crestwood Holdings Entities) or any other Person to refrain from pursuing such opportunity, or to otherwise refrain from engaging in or possessing an interest in other business opportunities or ventures of every kind and description, independently or with others, including, without limitation, businesses that may compete with the Partnership Group.
     2.3 Procedures.
          (a) In the event that a Crestwood Holdings Entity becomes aware of an opportunity to make an acquisition that includes Subject Assets, then the applicable Crestwood Holdings Entity may make such acquisition without first offering the opportunity to the MLP as long as it complies with the following procedures:
     (i) Within 120 days after the consummation of such an acquisition, the applicable Crestwood Holdings Entity shall notify the General Partner in writing of such acquisition. Such notice shall include an offer (the “Offer”) by the applicable Crestwood Holdings Entity to sell the Subject Assets to the MLP, accompanied by a proposed definitive agreement to effectuate the purchase and sale of the Subject Assets (the “Purchase Agreement”). The Purchase Agreement shall set forth the material terms of the Offer, including the proposed purchase price, any liabilities to be assumed by the Partnership Group and the other material terms of the Offer; provided that the representations and warranties regarding the Subject Assets shall be substantially consistent with the terms contained in the definitive purchase agreement pursuant to which the applicable Crestwood Holdings Entity acquired the Subject Assets, subject to such adjustments as the applicable Crestwood Holdings Entity reasonably determines are necessary to reflect the

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differences in the transaction. In addition, if any Crestwood Holdings Entity desires to utilize the Subject Assets, the Offer may include commercially reasonable terms on which the Partnership Group will provide services to such Crestwood Holdings Entity to enable it to utilize the Subject Assets.
     (ii) As soon as practicable after the Offer is made, the applicable Crestwood Holdings Entity will deliver to the MLP all information prepared by or on behalf of or in the possession of any Crestwood Holdings Entity related to the Subject Assets and reasonably requested by the MLP, except for such information determined in good faith by such Crestwood Holdings Entity to be necessary to preserve any applicable privilege (including the attorney-client privilege). As soon as practicable, but in any event within 60 days after receipt of the Offer accompanied by the form of Purchase Agreement, the General Partner shall notify the Crestwood Holdings Entity in writing that either: (x) the General Partner, on behalf of the Partnership Group, has elected (with the concurrence of the Conflicts Committee) not to cause a Partnership Group Member to purchase the Subject Assets, in which event the Crestwood Holdings Entities shall be forever free to continue to own, operate dispose of or otherwise deal in such Subject Assets, or (y) the General Partner, on behalf of the Partnership Group, has elected (with the concurrence of the Conflicts Committee) to cause a Partnership Group Member to purchase the Subject Assets, in which event sub-clauses (iii) and (iv) shall apply.
     (iii) In the event that the applicable Crestwood Holdings Entity and the General Partner (with the concurrence of the Conflicts Committee) within 60 days after receipt by the General Partner of the Offer are able to agree on the fair market value of the Subject Assets that are subject to the Offer accompanied by the form of Purchase Agreement and the other terms of the Offer including, without limitation, the terms, if any, on which the Partnership Group will provide services to any Crestwood Holdings Entity to enable it to utilize the Subject Assets, a Partnership Group Member shall purchase the Subject Assets for the agreed upon fair market value as soon as commercially practicable after such agreement has been reached (and otherwise on the terms and conditions of the agreed Purchase Agreement) and, if applicable, enter into an agreement with any Crestwood Holdings Entity to provide services in a manner consistent with the Offer (as modified based on the agreement of the Parties and the concurrence of the Conflicts Committee).
     (iv) In the event that the applicable Crestwood Holdings Entity and the General Partner (with the concurrence of the Conflicts Committee) are unable to agree within 60 days after receipt by the General Partner of the Offer on the fair market value of the Subject Assets that are subject to the Offer or the other terms of the Offer including, if applicable, the terms on which the Partnership Group will provide services to any Crestwood Holdings Entity to enable it to utilize the Subject Assets, the applicable Crestwood Holdings Entity and the General Partner will engage a mutually agreed upon independent investment banking firm or other independent Person that is an expert in valuing midstream assets like the Subject Assets (such firm or Person, the “Subject Assets Valuation Expert”) to determine the fair market value of the Subject Assets and/or the other terms on which the General Partner and the Crestwood Holdings Entity are unable to agree. Such Subject Assets Valuation Expert will determine the fair market value of the Subject Assets and/or the other terms on which the General Partner and the applicable Crestwood Holdings Entity are unable to agree within 30 days of its engagement and furnish the applicable

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Crestwood Holdings Entity and the General Partner its determination. The fees of the Subject Assets Valuation Expert will be split equally between Crestwood Holdings and the MLP. Once the Subject Assets Valuation Expert has submitted its determination of the fair market value of the Subject Assets and/or the other terms on which the Partnership Group and the applicable Crestwood Holdings Entity are unable to agree, the General Partner will have the right, but not the obligation, subject to the concurrence of the Conflicts Committee, to cause a Partnership Group Member to purchase the Subject Assets pursuant to the Offer as modified by the determination of the Subject Assets Valuation Expert. The Partnership Group Member will provide written notice of its decision to the Crestwood Holdings Entity within 30 days after the Subject Assets Valuation Expert has submitted its determination. Failure to provide such notice within such 30-day period shall be deemed to constitute a decision not to purchase the Subject Assets. If the General Partner elects to cause a Partnership Group Member to purchase the Subject Assets, then the Partnership Group Member shall purchase the Subject Assets pursuant to the Offer as modified by the determination of the Valuation Expert as soon as commercially practicable after such determination and, if applicable, enter into an agreement with the applicable Crestwood Holdings Entity to provide services in a manner consistent with the Offer, as modified by the determination of the Subject Assets Valuation Expert, if applicable.
          (b) In the event that a Crestwood Holdings Entity determines to construct Subject Assets, then the applicable Crestwood Holdings Entity may construct or cause to be constructed such Subject Assets without first offering the opportunity to construct and own same to the MLP if such Crestwood Holdings Entity complies with the following procedures:
          (i) Within 120 days after the completion of construction and the commencement of commercial service of such Subject Assets by a Crestwood Holdings Entity, the applicable Crestwood Holdings Entity shall notify the General Partner in writing of such construction and offer the Partnership Group the opportunity to purchase such Subject Assets in accordance with this Section 2.3(b) (the “Construction Offer”). The Construction Offer shall set forth the Crestwood Holdings Entity’s good faith estimate of (A) the actual Construction Costs for the Subject Assets incurred by the applicable Crestwood Holdings Entity, and (B) the fair market value of such Subject Assets, which fair market value shall constitute the proposed purchase price for the Subject Assets, together with the other proposed terms relating to the purchase of the Subject Assets, and, if any Crestwood Holdings Entity desires to utilize the Subject Assets, the Construction Offer may also include commercially reasonable terms on which the Partnership Group will provide services to such Crestwood Holdings Entity to enable it to utilize the Subject Assets (collectively, the “Other Construction Terms ”).
          (ii) As soon as practicable, but in any event within 60 days after receipt of such written notification, the General Partner shall notify the applicable Crestwood Holdings Entity in writing that either (x) the General Partner, on behalf of the Partnership Group, has elected (with the concurrence of the Conflicts Committee) not to cause a Partnership Group Member to purchase the Subject Assets, in which event the Crestwood Holdings Entities shall be forever free to continue to own, operate dispose of or otherwise deal in such Subject Assets, or (y) the General Partner, on behalf of the Partnership Group, has elected (with the concurrence of the Conflicts Committee) to cause a Partnership Group Member to purchase the Subject Assets, in which event the following procedures shall apply:

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          (iii) In the event that the applicable Crestwood Holdings Entity and the General Partner (with the concurrence of the Conflicts Committee) within 60 days after receipt by the General Partner of the Construction Offer are able to agree on the fair market value of the Subject Assets that are subject to the Construction Offer and the Other Construction Terms of the Construction Offer, a Partnership Group Member shall purchase the Subject Assets for the agreed upon fair market value as soon as commercially practicable after such agreement has been reached and, if applicable, enter into an agreement with the Crestwood Holdings Entity to provide services in a manner consistent with the Construction Offer (as modified based on the agreement of the Parties and the concurrence of the Conflicts Committee).
          (iv) In the event that the applicable Crestwood Holdings Entity and the General Partner (with the concurrence of the Conflicts Committee) are unable to agree within 60 days after receipt by the General Partner of the Construction Offer on the fair market value of the Subject Assets that are subject to the Construction Offer, the applicable Crestwood Holdings Entity and the General Partner will engage a mutually agreed upon independent investment banking firm or other independent Person that is an expert in valuing midstream assets such as the Subject Assets that are the subject of the Construction Offer (the “Independent Expert”), to determine the fair market value of the Subject Assets. Such Independent Expert will determine the fair market value of the Subject Assets within 30 days of its engagement and furnish the applicable Crestwood Holdings Entity and the General Partner its determination, which determination shall be a final and binding determination of the fair market value. The fees of the Independent Expert will be split equally between Crestwood Holdings and the MLP.
          (v) If the applicable Crestwood Holdings Entity and the General Partner are unable to agree within 60 days after receipt by the General Partner of the Construction Offer on all of the Other Construction Terms, the applicable Crestwood Holdings Entity and the General Partner will obtain a good faith proposal from a mutually agreed upon third party engaged in the business to which such Other Construction Terms relate in order to determine the Other Construction Terms on which the General Partner and the applicable Crestwood Holdings Entity are unable to agree. Such third party will submit a good faith proposal regarding the Other Construction Terms on which the General Partner and the applicable Crestwood Holdings Entity are unable to agree within 30 days of its engagement to the applicable Crestwood Holdings Entity and the General Partner, which proposal shall be a final and binding determination of the Other Construction Terms. The fees of the third party will be split equally between the applicable Crestwood Holdings Entity and the Partnership Group.
          (vi) Once the fair market value and the Other Construction Terms have been finally determined pursuant to sub-clauses (iv) or (v) above, the General Partner will have the right, but not the obligation, subject to the concurrence of the Conflicts Committee, to cause a Partnership Group Member to purchase the Subject Assets pursuant to the Construction Offer as modified by the determination of the Independent Expert and/or the third party submitting a proposal, as applicable. The Partnership Group Member will provide written notice of its decision to the applicable Crestwood Holdings Entity within 30 days after the later of the date on which the Independent Expert and/or the third party submitting a proposal, as applicable, has submitted its determination. Failure to provide such notice within such 30-day period shall be deemed to

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constitute a decision not to purchase the Subject Assets. If the General Partner elects to cause a Partnership Group Member to purchase the Subject Assets, then the Partnership Group Member shall purchase the Subject Assets pursuant to the Construction Offer as modified by the agreement of the Parties, the determination of the Independent Expert and/or the third party submitting a proposal, as applicable, as soon as commercially practicable after such determination and, if applicable, enter into an agreement with the applicable Crestwood Holdings Entity to provide services in a manner consistent with the Construction Offer, as modified by the determination of the third party submitting a proposal, if applicable.
     2.4 Scope of Prohibition. Except as provided in this Article II and the MLP Agreement, each Crestwood Holdings Entity shall be free to engage in any business activity, including those that may be in direct competition with any Partnership Group Member.
     2.5 Enforcement. Each Crestwood Holdings Entity agrees and acknowledges that the Partnership Group does not have any adequate remedy at law for the breach by the Crestwood Holdings Entities of the covenants and agreements set forth in this Article II would result in irreparable injury to the Partnership Group. Each Crestwood Holdings Entity further agrees and acknowledges that any Partnership Group Member may, in addition to the other remedies which may be available to the Partnership Group, file a suit in equity to enjoin any of the Crestwood Holdings Entities from such breach, and consents to the issuance of injunctive relief under this Agreement.
     2.6 Termination. This Article II shall terminate on the first to occur of the following: (a) August 10, 2017 and (b) at such time as a Crestwood Holdings Entity ceases to own or control a majority of the issued and outstanding voting securities of the General Partner.
ARTICLE III
Indemnification
     3.1 Indemnification by the Partnership Group. In addition to and not in limitation of the indemnification provided under the MLP Agreement, the Partnership Group shall indemnify, defend and hold harmless the Crestwood Holdings Entities and each of their officers, members, managers, partners, directors, employees and Affiliates from and against any Losses suffered or incurred by the Crestwood Holdings Entities by reason of or arising out of events and conditions associated with the operation of the MLP Assets and occurring on or after the Closing Date (as defined in the Previous Omnibus Agreement), unless in any such case indemnification would not be permitted under the MLP Agreement by reason of one of the provisos contained in Section 7.7 of the MLP Agreement.
     3.2 Indemnification Procedures.
          (a) The Indemnified Party agrees that within thirty (30) days after it becomes aware of facts giving rise to a claim for indemnification pursuant to this Article III, it will provide notice thereof in writing to the Indemnifying Party specifying the nature of and specific basis for such claim. Notwithstanding the foregoing, the Indemnified Party’s failure to provide notice under this Section 3.2 will not relieve the Indemnifying Party from liability hereunder with respect to

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such matter except in the event and only to the extent that the Indemnifying Party is materially prejudiced by such failure or delay.
          (b) The Indemnifying Party shall have the right to control all aspects of the defense of (and any counterclaims with respect to) any claims brought against the Indemnified Party that are covered by the indemnification set forth in this Article III, including, without limitation, the selection of counsel, determination of whether to appeal any decision of any court and the settling of any such matter or any issues relating thereto; provided, however, that no such settlement shall be entered into without the consent (which consent shall not be unreasonably withheld, conditioned or delayed) of the Indemnified Party unless it includes a full release of the Indemnified Party from such matter or issues, as the case may be.
          (c) The Indemnified Party agrees to cooperate fully with the Indemnifying Party with respect to all aspects of the defense of any claims covered by the indemnification set forth in Article III, including, without limitation, the prompt furnishing to the Indemnifying Party of any correspondence or other notice relating thereto that the Indemnified Party may receive, permitting the names of the Indemnified Party to be utilized in connection with such defense, the making available to the Indemnifying Party of any files, records or other information of the Indemnified Party that the Indemnifying Party considers relevant to such defense and the making available to the Indemnifying Party of any employees of the Indemnified Party; provided, however, that in connection therewith the Indemnifying Party agrees to use reasonable efforts to minimize the impact thereof on the operations of the Indemnified Party and further agrees to maintain the confidentiality of all files, records and other information furnished by the Indemnified Party pursuant to this Section 3.2. In no event shall the obligation of the Indemnified Party to cooperate with the Indemnifying Party as set forth in the immediately preceding sentence be construed as imposing upon the Indemnified Party an obligation to hire and pay for counsel in connection with the defense of any claims covered by the indemnification set forth in this Article III; provided, however, that the Indemnified Party may, at its own option, cost and expense, hire and pay for counsel in connection with any such defense. The Indemnifying Party agrees to keep any such counsel hired by the Indemnified Party reasonably informed as to the status of any such defense, but the Indemnifying Party shall have the right to retain sole control over such defense.
          (d) The indemnification obligations under this Article III shall continue with respect to any claim for indemnification pursuant to this Article III that is pending as of the end of the applicable survival period notwithstanding the expiration of such survival period.
ARTICLE IV
Reimbursement Obligations
     4.1 Reimbursement for Operating and General and Administrative Expenses.
          (a) Crestwood Holdings hereby agrees to continue to provide, or cause to be provided, the Partnership Group with general and administrative services, such as legal, accounting, treasury, cash management, insurance administration and claims processing, risk management, health, safety and environmental, information technology, human resources, credit, payroll, internal

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audit, taxes and engineering (collectively, the “Services”).
          (b) The Partnership Group hereby agrees to reimburse the Crestwood Holdings Entities for all expenses incurred by or on its behalf in conjunction with the performance of the Services, including expenditures it incurs or payments it makes on behalf of the Partnership Group in connection with the business and operations of the Partnership Group, including, but not limited to, (i) salaries of all Crestwood Holdings personnel performing services on the Partnership Group’s behalf and the cost of employee benefits for such personnel, (ii) public company expenses of the MLP, such as K–1 preparation, external audit, internal audit, transfer agent and registrar, legal, printing, unitholder reports and other costs and expenses, (iii) general and administrative expenses and (iv) salaries and benefits of executive management of the General Partner who are employees of Crestwood Holdings.
          (c) To the extent Crestwood Holdings shall have charge or possession of any of the MLP Assets in connection with the provision of the Services, Crestwood Holdings shall separately maintain, and not commingle, the MLP Assets with those of Crestwood Holdings or any other Person.
     4.2 Reimbursement for Insurance. The Partnership Group hereby agrees to reimburse the Crestwood Holdings Entities for all expenses they incur or payments they make on behalf of the Partnership Group for insurance coverage with respect to the MLP Assets.
     4.3 Reimbursement for Operations Services Expenses.
          (a) Crestwood Holdings hereby agrees to continue to provide, or cause to be provided, the Partnership Group with those services necessary to operate, manage and maintain the MLP Assets (the “Operations Services”).
          (b) The Partnership Group hereby agrees to reimburse the Crestwood Holdings Entities for all expenses incurred by or on its behalf in conjunction with the Operations Services, including, but not limited to, (i) salaries and other wages (including payroll and withholding taxes associated therewith) of Crestwood Holdings personnel performing the Operations Services (the “Operations Personnel”), (ii) bonus amounts (including payroll and withholding taxes associated therewith) paid to Operations Personnel, (iii) paid time off benefits granted to Operations Personnel, (iv) employee benefits for Operations Personnel, including costs related to medical and prescription drug plan benefits, dental plan benefits, vision plan benefits, Flexible Spending Accounts, life and accidental death and dismemberment insurance coverage, long-term disability coverage and long-term care plan benefits, and 401k retirement plans and any matching 401(k) contributions, (v) grants of cash settled phantom units, if any, (vi) severance payments, if any, (vii) workers compensation insurance for Operations Personnel, and (viii) any other employee cost or benefit relating to Operations Personnel for which the Crestwood Holdings Entities incur costs.
          (c) The Operations Personnel will remain employees of Crestwood Holdings, and Crestwood Holdings shall retain the right to hire or discharge the Operations Personnel.

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          (d) Crestwood Holdings will maintain workers’ compensation insurance (either through an insurance company or qualified self-insured program) which shall include and afford coverage to the Operations Personnel, and will name the General Partner and the MLP as additional named insureds under such insurance policy or qualified self-insured program. Prior to performing the Operations Services, each member of the Operations Personnel must sign an acknowledgment that for any work place injury, the individual’s sole remedy shall be under Crestwood Holdings’ workers’ compensation insurance policy.
     4.4 Reimbursement under MLP Agreement. Nothing in this Article IV shall prohibit or otherwise limit or reduce the rights of the General Partner and/or its Affiliates (including, without limitation, the Crestwood Holdings Entities) from seeking reimbursement pursuant to Section 7.4 of the MLP Agreement.
ARTICLE V
Miscellaneous
     5.1 Choice of Law; Submission to Jurisdiction. This Agreement shall be subject to and governed by the laws of the State of Texas. Each Party hereby submits to the jurisdiction of the state and federal courts in the State of Texas and to venue in Ft. Worth, Texas.
     5.2 Notice. All notices, requests or consents provided for or permitted to be given pursuant to this Agreement must be in writing and must be given by depositing same in the United States mail, addressed to the Person to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person or by fax to such Party. Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by fax shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours. All notices to be sent to a Party pursuant to this Agreement shall be sent to or made at the address set forth below or at such other address as such Party may stipulate to the other Parties in the manner provided in this Section 5.2.
     For notices to the Crestwood Holdings Entities:
Crestwood Holdings Partners LLC
717 Texas Avenue
Suite 3150
Houston, Texas 77002
Fax: 832-519-2250
Attention: Robert G. Phillips
          For notices to the Partnership Entities:
Crestwood Midstream Partners LP
717 Texas Avenue
Suite 3150
Houston, Texas 77002
Fax: 832-519-2250
Attention: Robert G. Phillips

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     5.3 Entire Agreement. This Agreement (together with the MLP Agreement) constitutes the entire agreement of the Parties relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein.
     5.4 Termination. This Agreement, other than the provisions set forth in Article III hereof, shall terminate upon a Change of Control of the General Partner or the MLP, other than any Change of Control of the General Partner or the MLP that may be deemed to have occurred pursuant to clause (iv) of the definition of Change of Control solely as a result of a Change of Control of Crestwood Holdings. Notwithstanding any other provision of this Agreement, if the General Partner is removed as general partner of the MLP under circumstances where Cause does not exist and Common Units held by the General Partner and its Affiliates are not voted in favor of such removal, this Agreement may immediately thereupon be terminated by Crestwood Holdings.
     5.5 Effect of Waiver or Consent. No waiver or consent, express or implied, by any Party to or of any breach or default by any Person in the performance by such Person of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such Person of the same or any other obligations of such Person hereunder. Failure on the part of a Party to complain of any act of any Person or to declare any Person in default, irrespective of how long such failure continues, shall not constitute a waiver by such Party of its rights hereunder until the applicable statute of limitations period has run.
     5.6 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties; provided, however, that the MLP may not, without the prior approval of the Conflicts Committee, agree to any amendment or modification of this Agreement that, in the reasonable discretion of the General Partner, will have an adverse effect on the holders of Common Units. Each such instrument shall be reduced to writing and shall be designated on its face an “Amendment” or an “Addendum” to this Agreement.
     5.7 Assignment; Third Party Beneficiaries. No Party shall have the right to assign its rights or obligations under this Agreement without the prior written consent of the other Parties. Each of the Parties hereto specifically intends that each entity comprising the Crestwood Holdings Entities and the Partnership Entities, as applicable, whether or not a Party to this Agreement, shall be entitled to assert rights and remedies hereunder as third-party beneficiaries hereto with respect to those provisions of this Agreement affording a right, benefit or privilege to any such entity.
     5.8 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatory Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.
     5.9 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance shall be held invalid or unenforceable to any extent, the remainder of this

14

Agreement and the application of such provision to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.
     5.10 Gender, Parts, Articles and Sections. Whenever the context requires, the gender of all words used in this Agreement shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural. All references to Article numbers and Section numbers refer to Articles and Sections of this Agreement.
     5.11 Further Assurances. In connection with this Agreement and all transactions contemplated by this Agreement, each Party agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions.
     5.12 Withholding or Granting of Consent. Each Party may, with respect to any consent or approval that it is entitled to grant pursuant to this Agreement, grant or withhold such consent or approval in its sole and uncontrolled discretion, with or without cause, and subject to such conditions as it shall deem appropriate.
     5.13 Laws and Regulations. Notwithstanding any provision of this Agreement to the contrary, no Party shall be required to take any act, or fail to take any act, under this Agreement if the effect thereof would be to cause such Party to be in violation of any applicable law, statute, rule or regulation.
     5.14 Negation of Rights of Limited Partners, Assignees and Third Parties. Except as set forth in Section 5.7, the provisions of this Agreement are enforceable solely by the Parties, and no limited partner, member, or assignee of Crestwood Holdings or the MLP or other Person shall have the right, separate and apart from Crestwood Holdings or the MLP, to enforce any provision of this Agreement or to compel any Party to comply with the terms of this Agreement.
     5.15 No Recourse Against Officers or Directors. For the avoidance of doubt, the provisions of this Agreement shall not give rise to any right of recourse against any officer or director of any Crestwood Holdings Entity or any Partnership Entity.
[Signature page follows]

15

     IN WITNESS WHEREOF, the Parties have executed this Agreement on, and effective as of, the Effective Date.

CRESTWOOD MIDSTREAM PARTNERS LP

By:	CRESTWOOD GAS SERVICES GP LLC,
its general partner

By:
Name:
Title:

CRESTWOOD GAS SERVICES GP LLC
By:
Name:
Title:

CRESTWOOD HOLDINGS PARTNERS LLC
By:
Name:
Title:

16

SCHEDULE 2.01 Revolving Facility Commitments

Lender	Amount
BNP Paribas	$35,000,000
Bank of America, N.A.	$35,000,000
Royal Bank of Canada	$35,000,000
UBS AG, Stamford Branch	$35,000,000
The Royal Bank of Scotland PLC	$35,000,000
Wells Fargo Bank, N.A.	$25,000,000
Barclays Bank PLC	$25,000,000
Bank of Montreal	$25,000,000
Capital One, N.A.	$25,000,000
Comerica Bank	$25,000,000
Regions Bank	$25,000,000
Compass Bank	$25,000,000
Sumitomo Mitsui Banking Corporation	$25,000,000
U.S. Bank National Association	$15,000,000
Allied Irish Bank, p.l.c.	$10,000,000

Total	$400,000,000

SCHEDULE 3.04 Governmental Approvals.
None.

SCHEDULE 3.07(e) Condemnation Proceedings
None.

SCHEDULE 3.07(g) Subsidiaries

Percentage of Each Class of Equity Interest Owned by the Borrower
Name	Jurisdiction	or any such Subsidiary
Quicksilver Gas Services Operating LLC	Delaware	100% equity interest owned by Quicksilver Gas Services LP

Quicksilver Gas Services Operating GP LLC	Delaware	100% equity interest owned by Quicksilver Gas Services Operating LLC

Cowtown Gas Processing Partners L.P.	Texas	99% limited partner equity interest owned by Quicksilver Gas Services Operating LLC

1% general partner equity interest owned by Quicksilver Gas Services Operating GP LLC

Cowtown Pipeline Partners L.P.	Texas	99% limited partner equity interest owned by Quicksilver Gas Services Operating LLC

1% general partner equity interest owned by Quicksilver Gas Services Operating GP LLC

SCHEDULE 3.07(h) Subscriptions
Subordinated Promissory Note, dated as of August 10, 2007, made by the Borrower payable to the order of Quicksilver Resources Inc. and purchased by HoldCo in connection with the Acquisition.

SCHEDULE 3.08(a) Litigation
None.

SCHEDULE 3.12 Tax Returns.
None.

SCHEDULE 3.15 Environmental Matters.
None.

SCHEDULE 3.17 Real Property.
Real Property other than any leased Real Property
1.	2400 County Road 326, Cleburne, Texas (Cowtown Plant)

2.	8407 Godley Road, Acton, Texas (Corvette Plant)

3.	6900 E. Rosedale Street, Fort Worth, Texas (Lake Arlington Compressor Facility)

4.	12495 HWY 114, Justin, Texas (Alliance Treating Facility)

5.	1.33 acres, County Road 917, Johnson County, Texas

6.	1.553 acres, near County Road 2850, Bosque County, Texas

7.	All real property identified on Exhibit A attached hereto
Leased Real Property
1.	310 Bo Gibbs Blvd., Glen Rose, Texas

2.	Burnett Plaza, 800 and 801 Cherry Street, Suite #3400, Fort Worth, Texas

3.	All real estate and interests in real estate leased by Cowtown Pipeline Partners L.P. pursuant to that Lease Agreement, dated as of January 6, 2010, between Cowtown Pipeline L.P., as lessor, and Cowtown Pipeline Partners L.P., as lessee, and further identified on Exhibit B attached hereto.

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL00276.55	WILLIAM C MCGEHEE ET UX	A	PLROW	1/5/2006	BOSQUE	630	128		A103
TXPL00289.55	WILLIAM T CLARKE JR	A	PLROW	2/23/2006	BOSQUE	262	463	2168-06	A103
TXPL00316.55	WENDELL L CLARKE	A	PLROW	3/23/2006	BOSQUE	626	471	2169-06	A103
TXPL00337.55	JAMES WILSON VALLASTER JR	A	PLROW	10/13/2005	BOSQUE			2006-3233	A103
TXPL00704.55	ORVILLE L DRISKELL JR ET U	A	PLROW	8/11/2007	BOSQUE			2008-0778	A103B-2
TXPL00780.55	DAN A OLSON	A	PLROW	9/11/2007	BOSQUE			2008-0777	A103B-2
TXPL00817.55	RONALD S SIKMA	A	PLROW	9/26/2007	BOSQUE			2008-1295	A103B-2
TXPL00907.55	BOSQUE COUNTY ROAD 2660	A	PERMIT	10/16/2007	BOSQUE				A103B-2
TXPL00080.55	D ELAINE BECKER	A	PLROW	1/16/2006	BOSQUE	618	26	0435-06	A103-D1
TXPL00081.55	BERGS RIVER RIDGE RANCH	A	PLROW	1/30/2006	BOSQUE	618	19	0434-06	A103-D1
TXPL00082.55	KENNETH A RADDE	A	PLROW	12/22/2005	BOSQUE	616	240	0038	A103-D1
TXPL00083.55	BOSQUE COUNTY RD 1060	A	PERMIT	12/29/2005	BOSQUE	NA	NA		A103-D1
TXPL00084.55	HENRY W RADDE	A	PLROW	12/21/2005	BOSQUE	616	234	0037-06	A103-D1
TXPL00168.55	HENRY W RADDE	A	PLROW	3/2/2006	BOSQUE	626	438	2164-06	A103-D1A
TXPL00170.55	BOSQUE COUNTY RD 1060	A	PERMIT	2/28/2006	BOSQUE	N/A	N/A		A103-D1A
TXPL00171.55	BOSQUE COUNTY ROAD 1060	A	PERMIT	2/28/2006	BOSQUE	N/A	N/A		A103-D1A
TXPL00172.55	JERRY HILL ET UX	A	PLROW	4/6/2006	BOSQUE	626	451	2166-06	A103-D1A
TXPL00173.55	BOSQUE COUNTY ROAD 3215	A	PERMIT	2/28/2006	BOSQUE	NA/	NA/		A103-D1A
TXPL00174.55	CECIL PETERS ET UX	A	PLROW	4/6/2006	BOSQUE	626	457	2167-06	A103-D1A
TXPL00384.55	HARREL H CAMPBELL ET UX	A	PLROW	8/6/2006	BOSQUE	643	224	5242	C100
TXPL00385.55	PATRICIA DEFORD	A	PLROW	8/28/2006	BOSQUE	643	243	5245	C100
TXPL00386.55	J C STAFFORD ET UX	A	PLROW	8/16/2006	BOSQUE	643	236	5244	C100
TXPL00387.55	MARK LANE	A	PLROW	9/18/2006	BOSQUE	643	230	00005243	C100
TX0350395.99	FINIS A KIMBELL ET UX	A	DEED	2/7/2007	BOSQUE			2007-0550	G100
TXPL00445.55	MICHAEL & BARBARA J DOMEL	A	PLROW	12/5/2006	BOSQUE			2007-1168	G100A
TXPL00506.55	FINIS A KIMBELL	A	PLROW	7/5/2006	BOSQUE			2007-1169	G100B

TX1210022.99	M T COLE TRUST NO 2	A	DEED	2/9/2009	DENTON			2009-14363	651-A

TX1210022.99	M T COLE TRUST NO 2	A	DEED	2/9/2009	DENTON			2009-17582	651-A
TX1210032.55	ENTERPRISE TEXAS PIPELINE	A	SURF	9/24/2009	DENTON			2009-138526	651-A
TXPL01403.55	JAY C MCLENNAN	A	PLROW	12/31/2007	DENTON			2008-8913	AL104
TXPL01429.55	CALVIN B PETERSON ET AL	A	PLROW	10/31/2007	DENTON			2007135653	AL104
TXPL01508.55	TXDOT FM 156 20090326061	A	PERMIT	3/27/2009	DENTON				AL104
TXPL01509.55	TXDOT FM 156 20090325057	A	PERMIT	3/17/2009	DENTON				AL104
TXPL01571.55	DC METZGER PROPERTIES LTD	A	PLROW	10/23/2009	DENTON			2009-138522	AL104

TXPL01603.55	COWTOWN PIPELINE LP	A	PLROW	9/2/2009	DENTON			2009-138521	ALD100
TXPL01405.55	JEANNE SHELTON	A	PLROW	12/18/2007	DENTON			2007-14660	AALGL101A
TXPL01762.55	CITY OF FORT WORTH	A	PERMIT	8/18/2010	DENTON				AL103A

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL01656.55	GEBERT FAMILY PARTNERSHIP LP	A	PLROW	3/5/2010	DENTON				ALD100
TXPL01671.55	BNSF RAILWAY CO #10-40302	A	PERMIT	6/9/2010	DENTON				ALD100
TXPL01660.55	GEBERT FAMILY PARTNERSHIP LP	A	PLROW	3/5/2010	DENTON				ALD100A
TXPL01658.55	GEBERT FAMILY PARTNERSHIP LP	A	PLROW	3/5/2010	DENTON				ALD100B
TXPL01655.55	GEBERT FAMILY PARTNERSHIP LP	A	PLROW	3/5/2010	DENTON				ALD100B1
TXPL01644.55	MITCHELL MITCHELL & MITCHELL E	A	PLROW	2/17/2010	DENTON				651-A
TXPL01731.55	AIL INVESTMENTS LP	A	PLROW	1/1/2010	DENTON			2010-33493	AL101A1
TXPL01723.55	AIL INVESTMENTS LP	A	PLROW	1/1/2010	DENTON			2010-33486	AL103
TXPL01715.55	AIL INVESTMENTS LP	A	PLROW	1/1/2010	DENTON	2010-33491			AL103C
TXPL01761.55	SHERMAN P HALL ET UX	A	PLROW	8/25/2010	DENTON				AL104D1
TXPL01667.55	BNSF RAILWAY CO #10-40104	A	PERMIT	4/7/2010	DENTON				ALD100
TXPL01682.55	JENROL LLC	A	PLROW	4/20/2010	DENTON				ALD100
TXPL01683.55	EMAD ASAD MEHDIR	A	PLROW	4/28/2010	DENTON				ALD100
TXPL01706.55	CLARK W MCKELVEY FAMILY LIMIT	A	PLROW	6/15/2010	DENTON				ALD100
TXPL01746.55	DONALD B WILEY TRUST ET AL	A	PLROW	7/28/2010	DENTON				ALD100
TXPL01752.55	EMAD ASAD MEHDIR	A	PLROW	8/4/2010	DENTON				ALD100
TXPL01758.55	GEBERT FAMILY PARTNERSHIP LP	A	PLROW	8/12/2010	DENTON				ALD100C
TXPL00381.55	JIMMIE RAMAGE ET UX	A	PLROW	8/10/2006	ERATH	1309	788	610932	C101
TXPL01027.55	J T WELLMAN	A	SURF	5/9/2007	HOOD	2376	565	2875	A104H
TX2210947.99	QUICKSILVER RESOURCES INC	A	DEED	5/3/2007	HOOD	2303	212	9197	120
TX2211226.99	EUGENE C WYATT	A	DEED	5/1/2008	HOOD	2399	515	8362	120
TX2211295.99	COWTOWN PIPELINE PART LP	A	DEED	11/30/2007	HOOD	2408	501	10430	120
TX2211296.99	QUICKSILVER RESOURCES INC	A	DEED	5/19/2008	HOOD	2402	0509	09073	120
TXPL00001.55	Z BAR LAND & CATTLE CO TD	A	PLROW	9/9/2004	HOOD	2082	971	3645	A100
TXPL00002.55	LATTIMORE MATERIALS CO L P	A	PLROW	12/21/2004	HOOD	2082	966	2644	A100
TXPL00003.55	TIM J CECIL	A	PLROW	1/21/2004	HOOD	2082	961	3643	A100
TXPL00004.55	MICHAEL X MOONEY ET UX	A	PLROW	1/12/2005	HOOD	2082	921	3637	A100
TXPL00007.55	LANNY AIKEN ET UX	A	PLROW	3/1/2005	HOOD	2082	955	3642	A100
TXPL00009.55	WYNONIA PALLMEYER	A	PLROW	2/21/2005	HOOD	2082	943	3640	A100
TXPL00010.55	DAVID HARRIS ET UX	A	PLROW	1/24/2005	HOOD	2082	937	3639	A100
TXPL00011.55	WILLIAM C PARRISH	A	PLROW	2/19/2005	HOOD	2083	6	3651	A100
TXPL00012.55	HOOD COUNTY COMMISSIONERS	A	PERMIT	6/28/2004	HOOD	NA	NA		A100
TXPL00013.55	LEONARD LEITO ET UX	A	PLROW	2/15/2005	HOOD	2082	931	3638	A100
TXPL00014.55	LEONARD LEITO ET UX	A	PLROW	5/24/2004	HOOD	2059	204	19353	A100
TXPL00015.55	HENRY A SPRINKLE JR ET UX	A	PLROW	5/24/2004	HOOD	2059	209	19354	A100
TXPL00016.55	RAYMOND F GABLER ET UX	A	PLROW	5/22/2004	HOOD	2059	192	19351	A100
TXPL00017.55	MARY KATHRYN MASSEY	A	PLROW	8/25/2004	HOOD	2059	141	19344	A100
TXPL00018.55	JAMES G HODGES ET UX	A	PLROW	8/9/2004	HOOD	2059	272	19366	A100
TXPL00019.55	HOLLIS W WHITWORTH	A	PLROW	7/9/2005	HOOD	2059	147	19342	A100
TXPL00020.55	WILLIAM T KIDD ET UX	A	PLROW	7/27/2004	HOOD	2059	250	19362	A100
TXPL00021.55	THOMAS CALVIN HAZLE	A	PLROW	6/11/2004	HOOD	2059	267	19365	A100

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL00022.55	KEVIN GROVE ET UX	A	PLROW	6/21/2004	HOOD	2059	136	19340	A100
TXPL00023.55	JAMES P DALY & IRENE DALY	A	PLROW	7/1/2004	HOOD	2125	310	13204	A100
TXPL00024.55	WILLIAM WHEELER ET UX	A	PLROW	6/29/2004	HOOD	2059	262	19364	A100
TXPL00025.55	BRET WHITE & SHIRLEY WHITE	A	PLROW	6/18/2004	HOOD	2059	240	19360	A100
TXPL00026.55	TIMOTHY AMYETT ET UX	A	PLROW	6/25/2004	HOOD	2059	245	19361	A100

TXPL00027.55	DEBORAH L MARSHALL SCHERER	A	PLROW	7/26/2004	HOOD	2059	224	19357	A100

TXPL00028.55	SHERRY E MARSHALL POMYKAL	A	PLROW	7/26/2004	HOOD	2059	219	19356	A100
TXPL00029.55	CHARLES F HOLMES ET UX	A	PLROW	12/15/2004	HOOD	2125	317	13205	A100
TXPL00030.55	WILSON FAMILY PART ET AL	A	PLROW	7/2/2004	HOOD	2059	152	19343	A100
TXPL00031.55	SAMUEL L MARSHALL ET AL	A	PLROW	7/23/2004	HOOD	2125	323	13206	A100
TXPL00032.55	LINDON STEWART ET UX	A	PLROW	11/19/2005	HOOD	2059	229	19358	A100
TXPL00034.55	METHODIST CHILDREN’S HOME	A	PLROW	7/23/2004	HOOD	2059	234	19359	A100
TXPL00035.55	SANDRA M ZETTL	A	PLROW	8/26/2004	HOOD	2125	304	13203	A100
TXPL00036.55	DAVID A SPRADLIN ET UX	A	PLROW	2/4/2005	HOOD	2125	341	13208	A100
TXPL00048.55	TXDOT 112-HPG-042-05	A	PERMIT	7/6/2005	HOOD	N/A	N/A		A100
TXPL00049.55	TXDOT 112-G-043-04	A	PERMIT	9/13/2004	HOOD	N/A	N/A		A100
TXPL00050.55	MILDRED BROCK PARKER	A	PLROW	3/30/2005	HOOD	2125	229	13191	A100
TXPL00053.55	J R MATLOCK & G M MATLOCK	A	PLROW	3/9/2005	HOOD	2125	242	13193	A100
TXPL00054.55	JACKIE D ABLES	A	PLROW	3/23/2005	HOOD	2125	248	13194	A100
TXPL00055.55	O C CHEEK JR ET UX	A	PLROW	12/20/2004	HOOD	2125	218	13189	A100
TXPL00056.55	O C CHEEK JR ET UX	A	PLROW	9/18/2004	HOOD	2125	224	13190	A100
TXPL00112.55	PAUL LUTHER HIGGINS ET UX	A	PLROW	3/10/2005	HOOD	2125	255	13195	A100
TXPL00113.55	KURT D REINECK	A	PLROW	2/11/2005	HOOD	2125	259	13196	A100
TXPL00114.55	CHARLES R SNAKARD	A	PLROW	4/5/2005	HOOD	2155	512	20166	A100
TXPL00115.55	LAURA S CROSBY	A	PLROW	4/13/2005	HOOD	2155	520	20167	A100
TXPL00116.55	HERBERT H JOHNSON ET AL	A	PLROW	3/22/2005	HOOD	2125	265	13197	A100
TXPL00117.55	GLEEN DORA REED	A	PLROW	2/24/2005	HOOD	2125	272	13198	A100
TXPL00118.55	SANDRA M ZETTL	A	PLROW	4/11/2005	HOOD	2125	287	13200	A100
TXPL00119.55	MARY KATHERINE H MASSEY	A	PLROW	4/29/2005	HOOD	2125	291	13201	A100

TXPL00120.55	SHERRY ELIZABETH M POMYKAL	A	SURF	12/1/2005	HOOD	2165	528	301	A100

TXPL00121.55	SHERRY ELIZABETH M POMYKAL	A	SURF	1/4/2005	HOOD	2152	165	19362	A100
TXPL00122.55	JOSEPH S LANGDON ET UX	A	PLROW	1/14/2005	HOOD	2125	329	13207	A100
TXPL00201.55	HOOD COUNTY COMMISSIONERS	A	PERMIT	3/3/2005	HOOD	N/A	N/A		A100
TXPL00202.55	HOOD COUNTY COMMISISONERS	A	PERMIT	3/3/2005	HOOD	N/A	N/A		A100

TXPL00319.55	JIMMY R MATLOCK ET AL	A	SURF	4/24/2006	HOOD	2201	399	9165	A100

TXPL00336.55	DEBORAH LOU M SCHERER	A	SURF	6/1/2006	HOOD	2217	146	12580	A100

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL00353.55	O C CHEEK ET UX	A	SURF	6/21/2006	HOOD	2217	142	12579	A100
TXPL00531.55	EULA ANN MARTIN	A	PLROW	6/8/2006	HOOD				A100
TXPL00646.55	SHELLEY KAY SASS TRUST	A	PLROW	6/7/2005	HOOD	2297	52	7775	A100
TXPL00037.55	BILL C JAMES ET UX	A	PLROW	11/4/2004	HOOD	2064	621	20584	A100A
TXPL00038.55	CHARLES F HOLMES ET UX	A	PLROW	12/15/2004	HOOD	2142	18	17042	A100A
TXPL00203.55	HOOD COUNTY COMMISSIONERS	A	PERMIT	9/30/2004	HOOD	N/A	N/A		A100A

TXPL00600.55	MELISSA MILES CORNELIUS	A	SURF	6/28/2006	HOOD	2222	916	13886	A100B4
TXPL00143.55	O C CHEEK JR ET UX	A	PLROW	9/18/2004	HOOD	2082	993	3649	A100C
TXPL00144.55	LATTIMORE PROPERTIES INC	A	PLROW	7/21/2005	HOOD	2142	13	17041	A100C
TXPL00145.55	DOROTHY PINSON GIBBS	A	PLROW	8/29/2005	HOOD	2142	24	17043	A100C
TXPL00146.55	GRADY JOHN LEWIS	A	PLROW	9/12/2005	HOOD	2142	29	17044	A100C
TXPL00147.55	WALTER E PARKER ET AL	A	PLROW	9/29/2005	HOOD	2142	34	17045	A100C
TXPL00148.55	MICHAEL X MOONEY ET UX	A	PLROW	10/4/2005	HOOD	2147	430	18307	A100C
TXPL00076.55	O C CHEEK JR ET UX	A	PLROW	9/18/2004	HOOD	2082	988	3648	A100C1
TXPL00150.55	MICHAEL X MOONEY ET UX	A	PLROW	10/4/2005	HOOD	2155	495	20163	A100C4
TXPL00882.55	MICHAEL X MOONEY ET UX	A	PLROW	11/5/2007	HOOD	2361	991	22969	A100C-4A
TXPL00498.55	WALTER PARKER ET AL	A	PLROW	2/7/2007	HOOD	2289	810	6108	A100C5
TXPL01197.55	LATTIMORE MATERIALS CO LP	A	PLROW	9/8/2008	HOOD	2432	591	16122	A100C6
TXPL00917.55	ROBERT D TEMPLE	A	PLROW	12/12/2007	HOOD	2443	87	18716	A100CC
TXPL01008.55	BILLY M MOWELL	A	PLROW	2/25/2008	HOOD	2452	469	791	A100CC
TXPL01014.55	RON INVESTMENTS LTD	A	PLROW	2/25/2007	HOOD	2446	941	19665	A100CC
TXPL01049.55	WILLIAM WHEELER ET UX	A	PLROW	4/2/2008	HOOD	2443	107	18720	A100CC
TXPL01054.55	JAMES W TRAVIS ET UX	A	PLROW	4/16/2008	HOOD	2446	936	19664	A100CC
TXPL01344.55	GRADEN KYLE ESTES ET UX	A	PLROW	1/23/2008	HOOD	2443	99	18718	A100CC
TXPL01489.55	QUICKSILVER RESOURCES INC	A	PLROW	1/5/2008	HOOD	2452	473	792	A100CC
TXPL00151.55	Z BAR LAND AND CATTLE COMP	A	PLROW	1/6/2005	HOOD	2083	401	3721	A100D
TXPL00152.55	Z BAR LAND AND CATTLE COMP	A	PLROW	1/6/2005	HOOD	2082	977	3646	A100D1
TXPL00153.55	Z BAR LAND AND CATTLE COMP	A	PLROW	3/3/2005	HOOD	2083	14	3652	A100D1
TXPL00915.55	Z BAR LAND & CATTLE CO LTD	A	PLROW	12/13/2007	HOOD	2384	397	4643	A100D-1A
TXPL01002.55	HOOD COUNTY CR 326	A	PLROW	11/30/2007	HOOD				A100D-1A

TXPL01095.55	HOOD COUNTY RASH COURT	A	PLROW	4/8/2008	HOOD	N/A	N/A		A100-DD

TXPL01487.55	QUICKSILVER RESOURCES INC	A	PLROW	12/31/2008	HOOD	2452	455	788	A100-DD
TXPL01320.55	MICHAEL X MOONEY ET UX	A	PLROW	11/19/2008	HOOD	4514	358	92	A100EE
TXPL00154.55	Z BAR LAND AND CATTLE COMP	A	PLROW	3/3/2005	HOOD	2083	20	2653	A100F
TXPL00914.55	Z BAR LAND & CATTLE CO LTD	A	PLROW	3/24/2008	HOOD	2386	69	5046	A100F-1
TXPL01001.55	HOOD COUNTY CR 326	A	PLROW	11/30/2007	HOOD				A100F-1
TXPL00157.55	TIM CLARK	A	PLROW	7/1/2005	HOOD	2147	448	18310	A100G
TXPL00158.55	TX DEPT OF TRANSPORTATION	A	PERMIT	4/27/2005	HOOD	N/A	N/A		A100G

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL00159.55	JULIE SLOCUM MONROE ET AL	A	PLROW	6/11/2005	HOOD	2147	453	18311	A100G
TXPL00160.55	MILDRED L SMELLEY ET AL	A	PLROW	6/13/2005	HOOD	2147	458	18312	A100G
TXPL00161.55	JULIE SLOCUM MONROE ET AL	A	PLROW	8/24/2005	HOOD	2147	465	18313	A100G3
TXPL00162.55	BUFORD SCOTT JR ET AL	A	PLROW	9/16/2005	HOOD	2147	470	18314	A100G3
TXPL00163.55	JAMES C BRYANT JR	A	PLROW	7/28/2005	HOOD	2147	475	18315	A100G3
TXPL00382.55	RICHARD J SMELLEY EST ETAL	A	PLROW	10/3/2006	HOOD	2248	625	19860	A100G3-A
TXPL00477.55	CRESSON CROSSROADS LLC	A	PLROW	8/31/2006	HOOD	2252	954	20897	A100G3-A
TXPL00086.55	KEVIN S DOWNING ET UX	A	PLROW	6/7/2004	HOOD	2059	187	19350	A100H
TXPL00087.55	ELIZABETH ANN STEINBARGER	A	PLROW	6/4/2004	HOOD	2059	182	19349	A100H
TXPL00088.55	TX DEPT OF TRANSPORATION	A	PERMIT	8/10/2004	HOOD	NA	NA		A100H
TXPL00089.55	THERESA ANN WINKIEWICZ	A	PLROW	12/6/2005	HOOD	2157	604	20695	A100H
TXPL00090.55	BILLY J ROLLINS ET UX	A	PLROW	6/11/2004	HOOD	2059	172	19347	A100H
TXPL00091.55	L B KENNEDY ET AL	A	PLROW	6/11/2004	HOOD	2059	177	19348	A100H
TXPL00092.55	GERALD BOGGS ET AL	A	PLROW	6/18/2004	HOOD	2059	167	19346	A100H
TXPL00093.55	HOOD COUNTY COMMISSIONERS	A	PERMIT	6/28/2004	HOOD	NA	NA		A100H
TXPL00094.55	J B MAYFIELD ET UX	A	PLROW	6/11/2004	HOOD	2059	214	19355	A100H
TXPL00095.55	CHARLOTTE GARRETT	A	PLROW	7/13/2004	HOOD	2059	157	19344	A100H
TXPL00096.55	J E WINTERS FAMILY PTSHP	A	PLROW	6/11/2004	HOOD	2141	997	17038	A100H
TXPL00097.55	GASTON B GARRETT JR ET UX	A	PLROW	7/21/2004	HOOD	2059	162	19345	A100H
TXPL00195.55	MILDRED J MCCLENDON	A	PLROW	3/30/2006	HOOD	2188	500	5880	A100H
TXPL00204.55	J E WINTERS FAM PRTSHP	A	SURF	3/23/2006	HOOD	2187	219	5601	A100H
TXPL00205.55	MILDRED JOHNSON MCCLENDON	A	SURF	3/30/2006	HOOD	2187	214	5600	A100H
TXPL00389.55	J B MAYFIELD ET UX	A	SURF	8/31/2006	HOOD	2248	636	19862	A100H
TXPL00098.55	KEVIN S DOWNING ET UX	A	SURF	2/15/2006	HOOD	2183	513	4692	A100H1
TXPL00099.55	MANUEL RODRIGUEZ	A	PLROW	1/10/2006	HOOD	2173	97	2127	A100H1
TXPL00100.55	YVONNE READ ET VIR	A	PLROW	1/12/2006	HOOD	2173	100	2128	A100H1
TXPL00101.55	TXDOT #112-HPG-001-06	A	PERMIT	1/10/2006	HOOD	NA	NA		A100H1
TXPL00102.55	LEE CULLEN CRISP ET UX	A	PLROW	1/13/2006	HOOD	2173	105	2129	A100H1
TXPL00624.55	LARRY SHEFFIELD	A	PLROW	6/18/2007	HOOD	2336	602	17105	A100H1-A
TXPL00655.55	TERRI KIM GASTON VAUGHN	A	PLROW	7/16/2007	HOOD	2336	598	17104	A100H1-A
TXPL00672.55	JAMES L ASHMORE ET UX	A	PLROW	7/26/2007	HOOD	2336	593	17103	A100H1-A
TXPL00687.55	CRISP FAMILY LTD PARTNERSH	A	PLROW	8/1/2007	HOOD	2336	606	17106	A100H1-A
TXPL00717.55	CARMICHAEL FAMILY TRUST	A	PLROW	8/15/2007	HOOD	2336	618	17108	A100H1-A
TXPL00721.55	R FRANK FURR ET UX	A	PLROW	8/23/2007	HOOD	2336	611	17107	A100H1-A
TXPL00741.55	KENNETH L MASSEY	A	PLROW	8/23/2007	HOOD	2336	626	17109	A100H1-A
TXPL00809.55	TXDOT #112-HPG-066-07	A	PERMIT	6/13/2007	HOOD				A100H1-A
TXPL00827.55	TXDOT #112-HPG-88-07	A	PERMIT	8/29/2007	HOOD				A100H1-A
TXPL01176.55	CARMICHAEL FAMILY TRUST	A	PLROW	8/13/2008	HOOD	2426	918	14658	A100H1A1
TXPL01213.55	GEE ROAD HOOD COUNTY	A	PLROW	6/30/2008	HOOD	N/A	N/A		A100H1A1
TXPL01232.55	LOWDON FAMILY PARTNERSHIP	A	PLROW	8/6/2008	HOOD	2426	972	14664	A100H1A1
TXPL00357.55	GERALD BOGGS ET UX	A	PLROW	8/2/2006	HOOD	2224	199	14223	A100H2
TXPL00358.55	ABE A BUSH JR ET UX	A	PLROW	8/2/2006	HOOD	2224	194	14222	A100H2

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL00379.55	J E WINTERS FAMILY PARTNER	A	PLROW	8/28/2006	HOOD	2231	849	15981	A100H3

TXPL00380.55	STEWART & DURANT CATTLE CO	A	PLROW	8/29/2006	HOOD	2231	844	15980	A100H3

TXPL00465.55	J E WINTERS FAMILY PARTNER	A	SURF	1/31/2007	HOOD	2285	44	4928	A100H3-A

TXPL00639.55	STEWART & DURANT CATTLE CO	A	PLROW	6/27/2007	HOOD	2322	965	13929	A100H3-B
TXPL00455.55	JACKSAXET LP	A	PLROW	3/8/2007	HOOD	2285	117	4944	A100H4
TXPL00456.55	BRADLEY S ROBINSON GST TR	A	PLROW	1/18/2007	HOOD	2285	124	4945	A100H4
TXPL00457.55	LINDA JOY DAMRON ET AL	A	PLROW	1/26/2007	HOOD	2285	128	4946	A100H4
TXPL00493.55	ABE A & ANNETTE L BUSH	A	PLROW	1/25/2007	HOOD	2289	799	6106	A100H4
TXPL00593.55	HOOD COUNTY COMMISSIONER	A	PERMIT	1/31/2007	HOOD	N/A	N/A		A100H4
TXPL00748.55	BRADLEY S ROBINSON GST TR	A	PLROW	8/23/2007	HOOD	2336	707	17122	A100H4-A
TXPL00752.55	LINDA JOY DAMRON ET AL	A	PLROW	8/23/2007	HOOD	2336	703	17121	A100H4-A
TXPL00755.55	BRADLEY S ROBINSON GST TR	A	PLROW	8/23/2007	HOOD	2336	711	17123	A100H4-A
TXPL00458.55	MILDRED JOHNSON MCCLENDON	A	PLROW	2/9/2007	HOOD	2285	109	4942	A100H5
TXPL00461.55	DENNIS R MINTER ET UX	A	PLROW	2/26/2007	HOOD	2285	105	4941	A100H5
TXPL00499.55	TXDOT 112-HPG-020-07	A	PERMIT	2/26/2007	HOOD	N/A	N/A	N/A	A100H5
TXPL00471.55	MILDRED JOHNSON MCCLENDON	A	PLROW	4/2/2007	HOOD	2298	941	8187	A100H5-A
TXPL00459.55	MILDRED JOHNSON MCCLENDON	A	PLROW	2/9/2007	HOOD	2285	101	4940	A100H6
TXPL00460.55	JACKIE W COURTNEY SR ET UX	A	PLROW	2/9/2007	HOOD	2285	97	4939	A100H6
TXPL01574.55	JACKIE W COURTNEY ET UX	A	PLROW	10/29/2009	HOOD	2526	0364	00936	A100H-6A
TXPL00623.55	JAMES D ROLLINS	A	PLROW	6/18/2007	HOOD	2363	5	23212	A100H7
TXPL00643.55	LYNIE B KENNEDY ET AL	A	PLROW	6/29/2007	HOOD	2363	11	23213	A100H7
TXPL00644.55	LYNIE B KENNEDY ET AL	A	PLROW	6/29/2007	HOOD	2363	1	23211	A100H7
TXPL00103.55	JOSEPH S LANGDON ET UX	A	PLROW	12/6/2005	HOOD	2157	609	20696	A100I
TXPL00104.55	JOSEPH S LANGDON ET UX	A	PLROW	3/11/2005	HOOD	2147	436	18308	A100I-1
TXPL00451.55	CHRISTINE THRASH FLP	A	PLROW	11/27/2006	HOOD	2285	38	4927	A100I3
TXPL00599.55	JOSEPH S LANGDON ET UX	A	PLROW	12/27/2006	HOOD	2298	945	8188	A100I3
TXPL00666.55	CHRISTINE THRASH FLP	A	PLROW	7/18/2007	HOOD	2336	715	17124	A100I4
TXPL01058.55	JOSEPH S LANGDON ET UX	A	PLROW	4/10/2008	HOOD	2393	63	6855	A100I5
TXPL00105.55	Z BAR LAND & CATTLE CO LTD	A	PLROW	7/21/2005	HOOD	2142	685	17208	A100J
TXPL00916.55	Z BAR LAND & CATTLE CO LTD	A	PLROW	12/13/2007	HOOD	2384	393	4642	A100J-1
TXPL00106.55	MABEL ROE	A	PLROW	10/11/2005	HOOD	2146	332	18085	A100K
TXPL00180.55	SHERRY E M POMYKAL	A	PLROW	6/21/2005	HOOD	2141	503	16931	A100K

TXPL00181.55	SAMUEL MEEK MARSHALL ET UX	A	PLROW	6/23/2005	HOOD	2141	509	16932	A100K
TXPL00182.55	HOOD COUNTY COMMISSIONERS	A	PERMIT	6/14/2005	HOOD	NA	NA		A100K
TXPL00183.55	MARY A HOPKINS ET AL	A	PLROW	8/1/2005	HOOD	2141	515	16933	A100K
TXPL00184.55	JAMES BATES RANDLE ET AL	A	PLROW	6/17/2005	HOOD	2141	520	16934	A100K
TXPL00185.55	STETSON MASSEY JR ET AL	A	PLROW	6/17/2005	HOOD	2141	527	16935	A100K
TXPL00186.55	MARJORIE ANN RANDLE ET AL	A	PLROW	9/6/2005	HOOD	2141	534	16936	A100K

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL00187.55	JIMMY TIDWELL ET UX	A	PLROW	7/27/2005	HOOD	2141	541	16937	A100K
TXPL00188.55	TRIPLE H INVESTMENTS	A	PLROW	9/14/2005	HOOD	2141	547	16938	A100K
TXPL00189.55	TXDOT # 112-HPG-050-05	A	PERMIT	8/1/2005	HOOD	NA	NA		A100K
TXPL00190.55	JERREL E BOLTON ET AL	A	PLROW	9/19/2005	HOOD	2141	553	16939	A100K
TXPL00191.55	JERREL E BOLTON ET AL	A	PLROW	9/19/2005	HOOD	2141	559	16940	A100K
TXPL00192.55	A L & J L HEWITT LIVING TR	A	PLROW	9/26/2005	HOOD	2142	667	17205	A100K
TXPL00193.55	JERRYS WARRANTY CO ET AL	A	PLROW	9/19/2005	HOOD	2142	7	17040	A100K-1
TXPL00675.55	STETSON MASSEY JR ET AL	A	PLROW	7/23/2007	HOOD	2327	593	15005	A100K-10
TXPL00936.55	JONNIE WAYNE ROLLINS	A	PLROW	12/17/2007	HOOD	2360	797	22690	A100K-11
TXPL00963.55	T & P PROPERTIES FAMILY PA	A	PLROW	12/14/2007	HOOD	2376	537	2869	A100K-11
TXPL00964.55	T & P PROPERTIES FAMILY PA	A	PLROW	12/14/2007	HOOD	2376	541	2870	A100K-11
TXPL01029.55	QUICKSILVER RESOURCES INC	A	PLROW	1/4/2008	HOOD	2376	549	2872	A100K-11
TXPL01030.55	QUICKSILVER RESOURCES INC	A	PLROW	1/4/2008	HOOD	2376	545	2871	A100K-11
TXPL01056.55	L B ROLLINS FAMILY REV TR	A	PLROW	3/7/2008	HOOD	2384	385	4640	A100K-11
TXPL01412.55	T & P FAMILY PARTNERSHIP	A	PLROW	9/29/2008	HOOD	2446	911	19659	A100K-11A
TXPL00946.55	L B ROLLINS FAMILY REV LIV	A	PLROW	12/26/2007	HOOD	2372	184	1952	A100K-11B
TXPL01228.55	T & P PROPERTIES FAMILY PA	A	SURF	9/29/2008	HOOD	2446	907	19658	A100K-11B
TXPL00664.55	WALKER MURRAY RANDLE	A	PLROW	7/16/2007	HOOD	2327	658	15016	A100K-12
TXPL00888.55	JAMES TILLEY ET UX	A	PLROW	11/8/2007	HOOD	2370	367	1544	A100K-13
TXPL00889.55	ALAN CORY BENSON	A	PLROW	11/11/2007	HOOD	2370	371	1545	A100K-13
TXPL00890.55	DAVID S UMPHRESS SR ET UX	A	PLROW	1/9/2008	HOOD	2370	379	1547	A100K-13
TXPL00891.55	DAVID S UMPHRESS SR. ET UX	A	PLROW	11/12/2007	HOOD	2370	375	1546	A100K-13

TXPL00901.55	SAMUEL MEEK MARSHALL ET AL	A	PLROW	11/23/2007	HOOD	2452	433	784	A100K-13
TXPL00954.55	GARY R HOPKINS ET AL	A	PLROW	1/11/2008	HOOD	2370	362	1543	A100K-13
TXPL00988.55	JUAN AVILA ET UX	A	PLROW	2/1/2008	HOOD	2376	517	2864	A100K-13
TXPL00990.55	MICHAEL QUIMBY	A	PLROW	2/2/2008	HOOD	2376	521	2865	A100K-13
TXPL00962.55	L M STEWART	A	PLROW	1/16/2008	HOOD	2386	940	5306	A100K-13A
TXPL00931.55	SAMUEL M MARSHALL ET AL	A	PLROW	1/25/2008	HOOD	2446	915	19660	A100K-14
TXPL00945.55	ROY LEE CLINE TRE CLINE	A	PLROW	12/19/2007	HOOD	2376	525	2866	A100K-15
TXPL01032.55	T & P PROPERTIES FLP	A	PLROW	12/14/2007	HOOD	2376	529	2867	A100K-15
TXPL00965.55	T & P PROPERTIES FAMILY PA	A	PLROW	12/14/2007	HOOD	2376	533	2868	A100K16
TXPL01147.55	STETSON MASSEY JR ET AL	A	PLROW	6/25/2008	HOOD	2423	482	14015	A100K-17
TXPL01267.55	JAMES GRADY RANDLE ET AL	A	PLROW	10/20/2008	HOOD	2446	951	19667	A100K-18
TXPL01307.55	TXDOT HWY 377	A	PERMIT	10/13/2008	HOOD	N/A	N/A		A100K-18
TXPL01308.55	HOOD CNTY OLD GRANDBURY RD	A	PERMIT	10/20/2008	HOOD				A100K-18

TXPL01345.55	SAMUEL MEEK MARSHALL ET AL	A	PLROW	12/22/2008	HOOD	2452	440	785	A100K-19
TXPL01399.55	LAUREL MCGILVERY	A	PLROW	12/31/2008	HOOD	2469	709	4612	A100K-19
TXPL01423.55	STETSON MASSEY JR ET AL	A	PLROW	2/26/2009	HOOD	2478	39	06424	A100K-19
TXPL00194.55	JERRYS WARRANTY CO ET AL	A	PLROW	9/19/2005	HOOD	2142	1	17039	A100K-1A

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL00107.55	RALPH WENDELL GEE ET UX	A	PLROW	10/29/2005	HOOD	2152	195	19367	A100K-2
TXPL01340.55	JERREL E BOLTON ET AL	A	PLROW	1/6/2009	HOOD	2478	51	6426	A100K20
TXPL00220.55	RALPH WELDELL GEE ET UX	A	PLROW	3/24/2006	HOOD	2201	341	9154	A100K-2A
TXPL00221.55	DEBBI NIXON THOMPSON	A	PLROW	4/26/2006	HOOD	2201	346	9155	A100K-2A
TXPL00222.55	TXDOT #112-HPG-030-06	A	PERMIT	3/28/2006	HOOD	N/A	N/A	N/A	A100K-2A
TXPL00223.55	HENRY MILTON MOLDER ET UX	A	PLROW	3/30/2006	HOOD	2201	351	9156	A100K-2A
TXPL00224.55	DIXIE MARKS ET AL	A	PLROW	4/24/2006	HOOD	2201	356	9157	A100K-2A
TXPL00225.55	HOOD COUNTY COMMISSIONERS	A	PERMIT	4/19/2006	HOOD	N/A	N/A		A100K-2A
TXPL00226.55	JERRY E KIMMEL ET UX	A	PLROW	4/6/2006	HOOD	2201	362	9158	A100K-2A
TXPL00108.55	SHERRY E M POMYKAL	A	PLROW	7/20/2005	HOOD	2142	673	17206	A100K-3
TXPL00109.55	SAMUEL MEEK MARSHALL	A	PLROW	7/14/2005	HOOD	2142	679	17207	A100K-3

TXPL00165.55	SAMUEL MEEK MARSHALL ET AL	A	PLROW	10/26/2005	HOOD	2152	158	19361	A100K-4
TXPL00166.55	STETSON MASSEY JR ET AL	A	PLROW	11/7/2005	HOOD	2160	402	21201	A100K-4

TXPL00167.55	SAMUEL MEEK MARSHALL ET UX	A	PLROW	3/8/2006	HOOD	2183	528	4695	A100K-4A
TXPL00176.55	SHERRY E M POMYKAL	A	PLROW	3/3/2006	HOOD	2183	523	4694	A100K-4A
TXPL00177.55	DEBORAH L M SCHERER	A	PLROW	3/2/2006	HOOD	2183	518	4693	A100K-4A
TXPL00178.55	BETTY L LEAKE	A	PLROW	3/8/2006	HOOD	2183	533	4696	A100K-4A

TXPL00348.55	SAMUEL MEEK MARSHALL ET UX	A	PLROW	7/13/2006	HOOD	2217	137	12578	A100K-4A1

TXPL00349.55	DEBORAH L MARSHALL SCHERER	A	PLROW	6/1/2006	HOOD	2217	132	12577	A100K-4A1

TXPL00350.55	SHERRY E MARSHALL POMYKAL	A	PLROW	5/26/2006	HOOD	2217	127	12576	A100K-4A1
TXPL00179.55	MARY A HOPKINS ET AL	A	PLROW	1/31/2006	HOOD	2173	110	2130	A100K-5
TXPL00594.55	WALKER MURRAY RANDLE	A	PLROW	5/3/2007	HOOD	2327	651	15015	A100K5-A
TXPL00428.55	SUNNYE L. BURT REVOCABLE T	A	PLROW	8/17/2006	HOOD	2259	608	22365	A100K-6
TXPL01516.55	TXDOT #112-HPG-062-06	A	PLROW	8/22/2006	HOOD	N/A	N/A		A100K-6
TXPL00602.55	JUAN B ZAMUDIO	A	PLROW	5/31/2007	HOOD	2315	672	12266	A100K-8
TXPL00604.55	TOM DURANT	A	PLROW	6/4/2007	HOOD	2315	676	12267	A100K-8
TXPL00724.55	ROY LEE CLINE ET UX	A	PLROW	11/7/2007	HOOD	2362	10	22973	A100K-9
TXPL00743.55	CHARLES L JAMES ET AL	A	PLROW	8/16/2007	HOOD	2362	30	22978	A100K-9

TXPL00754.55	PERRY THOMAS DONAHOO ET UX	A	PLROW	8/23/2007	HOOD	2362	18	22975	A100K-9
TXPL00765.55	GRANBURY CHURCH OF CHRIST	A	PLROW	9/5/2007	HOOD	2362	26	22977	A100K-9
TXPL00800.55	OLETHA C ROLLINS REV TRUST	A	PLROW	9/13/2007	HOOD	2362	22	22976	A100K-9
TXPL00802.55	T & P PROPERTIES FAMILY PA	A	PLROW	9/14/2007	HOOD	2362	6	22972	A100K-9
TXPL00823.55	ROYCE JESKO ET UX	A	PLROW	10/4/2007	HOOD	2362	14	22974	A100K-9
TXPL00921.55	HOOD COUNTY ELKTON DR	A	PLROW	10/5/2007	HOOD				A100K-9
TXPL00417.55	TERRI L GARNER REV TRUST	A	PLROW	10/5/2006	HOOD	2259	613	22366	A100K-EXT
TXPL00426.55	TXDOT 112-HPG-091-06	A	PERMIT	12/13/2006	HOOD	N/A	N/A		A100K-EXT

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL00429.55	MABEL ROE	A	PLROW	9/7/2006	HOOD	2259	619	22367	A100K-EXT
TXPL00470.55	AQUA TEXAS INC	A	PLROW	4/19/2007	HOOD	2315	719	12275	A100K-EXT
TXPL00489.55	LANGDON TRUSTS ET AL	A	PLROW	10/16/2006	HOOD	2252	958	20898	A100K-EXT
TXPL00595.55	BSL PROPERTIES LTD	A	PLROW	5/22/2007	HOOD	2311	57	11171	A100K-EXT
TXPL00685.55	MERRITHEW & MERRITHEW	A	PLROW	11/20/2006	HOOD	2315	714	12274	A100K-EXT
TXPL00686.55	GROUP W LTD	A	PLROW	11/14/2006	HOOD	2315	723	12276	A100K-EXT
TXPL00688.55	JUAN B ZAMUDIO	A	PLROW	12/8/2006	HOOD	2315	733	12278	A100K-EXT
TXPL00689.55	LOU ANN LANGFORD	A	PLROW	1/9/2007	HOOD	2315	738	12279	A100K-EXT
TXPL00690.55	TOM DURANT	A	PLROW	12/9/2006	HOOD	2315	743	12280	A100K-EXT
TXPL00691.55	CHARLES R HOFFMAN SR	A	PLROW	12/15/2006	HOOD	2315	748	12281	A100K-EXT
TXPL00692.55	JOHNNIE W ROLLINS ET UX	A	PLROW	1/30/2007	HOOD	2315	680	12268	A100K-EXT
TXPL00693.55	KARAN ROLLINS	A	PLROW	2/1/2007	HOOD	2315	689	12269	A100K-EXT
TXPL00694.55	L B ROLLINS ET UX	A	PLROW	12/18/2006	HOOD	2315	693	12270	A100K-EXT
TXPL00695.55	W F HARRIS ET UX	A	PLROW	12/4/2006	HOOD	2315	728	12277	A100K-EXT
TXPL00696.55	GANTT FAMILY LVG TR	A	PLROW	11/16/2006	HOOD	2315	709	12273	A100K-EXT
TXPL00697.55	DANNY GRIFFITH ET AL	A	PLROW	12/27/2006	HOOD	2315	698	12271	A100K-EXT
TXPL00698.55	T & P PROPERTIES FLP	A	PLROW	12/26/2006	HOOD	2315	703	12272	A100K-EXT
TXPL00739.55	CITY OF GRANBURY	A	PERMIT	1/4/2007	HOOD				A100K-EXT
TXPL00618.55	DECEDENTS TRUST B	A	PLROW	6/12/2007	HOOD	2336	571	17098	A100K-EXT2
TXPL00932.55	GERALD E KIMMEL ET UX	A	PLROW	1/7/2008	HOOD	2373	817	2353	A100K-EXT2
TXPL01011.55	R W GEE FAMILY LP NO 1	A	PLROW	2/14/2008	HOOD	2386	74	5047	A100K-EXT2
TXPL01017.55	GREEN MEADOWS RD	A	PLROW	2/7/2008	HOOD				A100K-EXT2
TXPL01023.55	TXDOT #112-HPG-07-08	A	PERMIT	2/11/2008	HOOD				A100K-EXT2
TXPL01024.55	TXDOT #112-HPG-011-08	A	PERMIT	2/13/2008	HOOD				A100K-EXT2
TXPL01101.55	WALKER MURRAY RANDLE	A	PLROW	9/19/2007	HOOD	2393	73	6857	A100K-EXT2

TXPL00706.55	TWO O FIVE CORPORATION	A	PLROW	2/6/2008	HOOD	2376	555	2873	A100KEXT2B

TXPL00911.55	TXDOT 112-HPG-110-07 FM 4	A	PERMIT	10/9/2007	HOOD				A100KEXT2B
TXPL01534.55	MICHAEL J BROWN	A	PLROW	7/16/2009	HOOD	2491	965	9643	A100KEXT-3
TXPL01559.55	TXDOT FM 4	A	PERMIT	6/23/2009	HOOD				A100KEXT-3
TXPL01560.55	NORTH GATE ROAD	A	PLROW	9/25/2009	HOOD	N/A	N/A	N/A	A100KEXT-3
TXPL00073.55	WALTER D CALLAWAY JR	A	PLROW	7/18/2005	HOOD	2157	626	20698	A100L
TXPL00074.55	WYNONIA PALLMEYER ESTATE	A	PLROW	8/1/2005	HOOD	2157	631	20699	A100L
TXPL00075.55	KARIN J BARBER CAMPOS	A	PLROW	10/3/2005	HOOD	2157	636	20700	A100L
TXPL00443.55	KAMEL REAL ESTATE LP	A	PLROW	1/23/2007	HOOD	2285	29	04925	A100L1
TXPL01316.55	WALTER DAVID CALLAWAY JR	A	PLROW	12/12/2008	HOOD	2452	460	789	A100L2
TXPL01416.55	KAMEL REAL ESTATE LP	A	PLROW	2/13/2009	HOOD	2469	733	4616	A100L2
TXPL00196.55	JOSEPH S LANGDON ET UX	A	PLROW	3/28/2005	HOOD	2157	616	20697	A100N
TXPL01068.55	JOSEPH S LANGDON ET UX	A	PLROW	4/10/2008	HOOD	2443	25	18706	A100N-4
TXPL00197.55	WILLIAM T KIDD ET UX	A	PLROW	12/12/2005	HOOD	2160	369	21192	A100-O
TXPL00198.55	HELTON GROUP LTD	A	PLROW	11/29/2005	HOOD	2157	598	20694	A100-O

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL00058.55	WILLIAM T KIDD ET UX	A	PLROW	2/27/2006	HOOD	2178	290	3369	A100-O1
TXPL00297.55	MICHAEL X MOONEY ET UX	A	PLROW	4/5/2006	HOOD	2201	336	9153	A100Q
TXPL00227.55	BRET WHITE ET UX	A	PLROW	4/28/2006	HOOD	2204	885	9844	A100R
TXPL00227.55	BRET WHITE ET UX	A	PLROW	4/28/2006	HOOD	2204	885	9844	A100R
TXPL00228.55	JAMES MARLOWE	A	PLROW	4/28/2006	HOOD	2201	367	9159	A100R
TXPL00229.55	HOOD COUNTY COMMISSIONERS	A	PERMIT	5/1/2006	HOOD	N/A	N/A		A100R
TXPL00230.55	PHILLIP ROPER ET UX	A	PLROW	5/13/2006	HOOD	2201	372	9160	A100R
TXPL00230.55	PHILLIP ROPER ET UX	A	PLROW	5/13/2006	HOOD	2201	372	9160	A100R
TXPL00231.55	B D HAILEY	A	PLROW	5/2/2006	HOOD	2201	377	9161	A100R
TXPL00232.55	HELTON GROUP LTD	A	PLROW	5/16/2006	HOOD	2201	382	9162	A100R
TXPL00232.55	HELTON GROUP LTD	A	PLROW	5/16/2006	HOOD	2201	382	9162	A100R
TXPL00233.55	LEONARD HEATHINGTON ET UX	A	PLROW	5/15/2006	HOOD	2201	388	9163	A100R
TXPL00395.55	HELTON GROUP LTD	A	PLROW	9/8/2006	HOOD	2252	988	20902	A100R-1
TXPL00396.55	HELTON GROUP LTD	A	SURF	9/27/2006	HOOD	2252	984	20901	A100R-1
TXPL00446.55	HAROLD F & MANCY R MASSEY	A	PLROW	2/9/2007	HOOD	2285	86	4937	A100R-1
TXPL00680.55	KEVIN STAPLES ET AL	A	PLROW	7/27/2007	HOOD	2336	634	17110	A100R-2
TXPL00703.55	TWO O FIVE CORPORATION	A	PLROW	8/11/2007	HOOD	2370	390	1549	A100R-2
TXPL00925.55	DOROTHY HEATHINGTON ET VIR	A	SURF	12/10/2007	HOOD	2386	936	5305	A100R-2
TXPL00948.55	955 SLOCUM LIMITED PARTNER	A	PLROW	1/8/2008	HOOD	2372	172	1951	A100R-2
TXPL00978.55	HOOD COUNTY SMOKEY HILL CT	A	PLROW	11/30/2007	HOOD				A100R-2
TXPL01018.55	SUZANNE K BAILEY	A	PLROW	1/23/2008	HOOD	2372	166	1950	A100R-2
TXPL00707.55	TWO O FIVE CORPORATION	A	PLROW	8/11/2007	HOOD	2370	385	1548	A100R-2A
TXPL00383.55	MARY ELLA GABLER ET AL	A	PLROW	9/6/2006	HOOD	2248	631	19861	A100S
TXPL00295.55	MICHAEL X MOONEY ET UX	A	PLROW	4/5/2006	HOOD	2201	331	9152	A100T
TXPL00447.55	GARY M & JIMMY R MATLOCK	A	PLROW	12/7/2006	HOOD	2277	985	3361	A100U
TXPL00576.55	COMMONWEALTH PARTNERS	A	PLROW	1/9/2007	HOOD	2298	987	8193	A100U

TXPL00577.55	JUDITH ANNE CHESBROUGH-SHA	A	PLROW	12/31/2006	HOOD	2298	980	8192	A100U
TXPL00640.55	TOMMIE W BROYLES	A	PLROW	1/5/2007	HOOD	2311	91	11178	A100U
TXPL00641.55	TOMMIE BROYLES	A	SURF	1/23/2007	HOOD	2311	87	11177	A100U
TXPL00642.55	TOMMIE W BROYLES	A	PLROW	2/13/2007	HOOD	2311	82	11176	A100U1
TXPL00653.55	JUDITH A CHESBROUGH-SHAW	A	PLROW	7/10/2007	HOOD	2322	960	13928	A100U-2
TXPL00722.55	JUDITH A CHESBROUGH SHAW	A	SURF	8/15/2007	HOOD	2336	576	17099	A100U-2
TXPL00723.55	JUDITH A CHESBROUGH SHAW	A	SURF	8/16/2007	HOOD	2336	590	17102	A100U-2
TXPL00683.55	SHELLY KAY SASS TRUST	A	PLROW	7/31/2007	HOOD	2327	588	15004	A100U-2A
TXPL00702.55	MERRITHEW & MERRITHEW LP	A	PLROW	7/26/2007	HOOD	2336	583	17101	A100U-2A
TXPL00751.55	SHELLEY KAY SASS TRUST	A	SURF	8/31/2007	HOOD	2336	579	17100	A100U-2A
TXPL00821.55	JOHNSON REV TRUST ET AL	A	PLROW	9/26/2007	HOOD	2386	987	5315	A100U2A-1
TXPL00856.55	SHELLEY KAY SASS TRUST	A	PLROW	11/29/2007	HOOD	2386	996	5317	A100U2A-1
TXPL00857.55	GLEEN DORA REED	A	PLROW	10/14/2007	HOOD	2386	982	5314	A100U2A-1
TXPL00899.55	HERBERT H JOHNSON ET UX	A	SURF	12/29/2007	HOOD	2386	992	5316	A100U2A-1
TXPL00918.55	HOOD COUNTY MASSEY RD	A	PLROW	10/15/2007	HOOD				A100U2A-1

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL00496.55	WALTER & MILDRED PARKER	A	PLROW	2/5/2007	HOOD	2289	815	6109	A100V
TXPL00495.55	WALTER E PARKER SR ET UX	A	PLROW	3/3/2007	HOOD	2289	819	6110	A100V1
TXPL01019.55	Z BAR LAND & CATTLE CO LTD	A	PLROW	2/1/2007	HOOD	2372	195	1954	A100W
TXPL00497.55	WALTER & MILDRED PARKER	A	PLROW	2/5/2007	HOOD	2289	824	6111	A100X
TXPL00441.55	HOLLIS & PATSY WHITWORTH	A	PLROW	12/12/2006	HOOD	2272	25	1896	A100Y
TXPL00442.55	PATRICK STEENBERGE ET UX	A	PLROW	12/6/2006	HOOD	2272	28	1897	A100Y
TXPL00059.55	Z BAR LAND & CATTLE CO LTD	A	PLROW	7/21/2005	HOOD	2144	630	17685	A101
TXPL00060.55	STATE OF TEXAS ME20050089	A	PLROW	9/22/2005	HOOD	2146	266	18061	A101
TXPL00061.55	ROBIN K SNIDER ET UX	A	PLROW	12/2/2005	HOOD	2157	642	20701	A101
TXPL00062.55	GRACE VAUGHN	A	PLROW	11/22/2005	HOOD	2157	647	20702	A101
TXPL00063.55	EDWARD D LOWE	A	PLROW	7/20/2005	HOOD	2146	327	18084	A101
TXPL00064.55	HOOD COUNTY NUBBIN RIDGE	A	PERMIT	7/19/2005	HOOD	NA	NA		A101
TXPL00065.55	J D ROCKWELL ET UX	A	PLROW	11/23/2005	HOOD	2157	653	20703	A101
TXPL00066.55	K-4 FARMS INC	A	PLROW	12/4/2005	HOOD	2152	177	19364	A101
TXPL00067.55	BRYAN A NACE ET UX	A	PLROW	9/23/2005	HOOD	2144	646	17688	A101
TXPL00068.55	O’MARIE A T HOUSE	A	PLROW	11/11/2005	HOOD	2157	658	20704	A101
TXPL00069.55	ROBERT D KILLION JR ET UX	A	PLROW	7/11/2005	HOOD	2144	652	17689	A101
TXPL00070.55	EUGENE C WYATT	A	PLROW	7/11/2005	HOOD	2144	657	17690	A101
TXPL00071.55	HOOD COUNTY CR313 & WOLF	A	PERMIT	12/15/2005	HOOD	NA	NA		A101
TXPL00255.55	DAVID V WHEELER ET UX	A	PLROW	3/8/2006	HOOD	2193	360	7026	A101
TXPL00257.55	ENTERPRISE TEXAS PIPELINE	A	PLROW	4/20/2006	HOOD	2193	352	7025	A101
TXPL00258.55	MATTHEW L KEIL ET UX	A	PLROW	12/28/2005	HOOD	2183	538	4697	A101
TXPL00259.55	TXDOT 112-HPG-073-05	A	PERMIT	10/4/2005	HOOD	N/A	N/A		A101
TXPL00261.55	HOOD COUNTY ROAD COMMISSIO	A	PERMIT	7/19/2005	HOOD	N/A	N/A		A101
TXPL00290.55	LESLIE L MABERY	A	PLROW	9/2/2005	HOOD	2144	662	17691	A101
TXPL00292.55	HOOD COUNTY ROAD	A	PERMIT	7/19/2005	HOOD	N/A	N/A		A101
TXPL00293.55	LESTER M ALBERTHAL JR	A	PLROW	9/2/2005	HOOD	2144	667	17692	A101
TXPL00378.55	MATTHEW KEIL ET UX	A	SURF	4/2/2006	HOOD	2224	204	14224	A101
TXPL00077.55	JAMES ROBERT HILL	A	PLROW	6/1/2005	HOOD	2142	696	17210	A101A
TXPL00077.55	JAMES ROBERT HILL	A	PLROW	6/1/2005	HOOD	2142	696	17210	A101A
TXPL00078.55	Z BAR LAND & CATTLE CO LTD	A	PLROW	7/21/2005	HOOD	2142	691	17209	A101A
TXPL00079.55	O C CHEEK JR ET UX	A	PLROW	9/18/2004	HOOD	2083	0001	3650	A101A-1
TXPL00301.55	TXDOT #112-W-021-06	A	PERMIT	3/15/2006	HOOD	N/A	N/A		A101B
TXPL00302.55	ROBBIE HAYWORTH	A	PLROW	11/9/2005	HOOD	2152	189	19366	A101B
TXPL00356.55	JOHN D HAYWORTH	A	PLROW	12/19/2005	HOOD	2217	159	12582	A101B
TXPL00298.55	FRANK MABERY	A	PLROW	4/6/2006	HOOD	2193	372	7027	A101B-1
TXPL00299.55	WILLIAM MARTENSEN	A	PLROW	4/14/2006	HOOD	2201	393	9164	A101B-1
TXPL01229.55	JOHN D HAYWORTH	A	PLROW	9/24/2008	HOOD	2443	70	18712	A101B1-A
TXPL01230.55	STARLIN NEIL CLICK	A	PLROW	9/23/2008	HOOD	2443	78	18714	A101B1-A
TXPL01237.55	BOB HAYWORTH ET UX	A	PLROW	9/28/2008	HOOD	2443	74	18713	A101B1-A
TXPL00339.55	J C MASSEY ET UX	A	PLROW	1/16/2006	HOOD	2217	151	12581	A101B-3

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL00478.55	SUN CHASE DEVELOPMENT CO &	A	PLROW	3/15/2007	HOOD	2311	908	11360	A101B-4
TXPL00479.55	TAMMY FLUD	A	PLROW	3/16/2007	HOOD	2298	1002	8196	A101B-4
TXPL00481.55	LARRY JOE SMITH ET UX	A	PLROW	3/15/2007	HOOD	2298	998	8195	A101B-4
TXPL00481.55	LARRY JOE SMITH ET UX	A	PLROW	3/15/2007	HOOD	2298	998	8195	A101B-4
TXPL00491.55	DAVID F & LINDA A RAFFA	A	PLROW	4/5/2007	HOOD	2311	893	11357	A101B-4
TXPL00518.55	GERALD HAYWORTH	A	PLROW	4/13/2007	HOOD	2311	888	11356	A101B-4
TXPL00519.55	STARLIN CLICK	A	PLROW	4/23/2007	HOOD	2311	883	11355	A101B-4
TXPL00519.55	STARLIN CLICK	A	PLROW	4/23/2007	HOOD	2311	883	11355	A101B-4
TXPL00528.55	LAND RESERVE TEXAS LTD	A	PLROW	4/26/2007	HOOD	2311	904	11359	A101B-4
TXPL00530.55	JUDITH ANN SNELSON ET AL	A	PLROW	5/7/2007	HOOD	2311	912	11361	A101B-4
TXPL00538.55	NOEL DAVID MARTIN ET AL	A	PLROW	4/20/2007	HOOD	2311	918	11362	A101B-4
TXPL00541.55	MARK B DEWITT ET UX	A	PLROW	4/23/2007	HOOD	2311	897	11358	A101B-4
TXPL00543.55	JOHN D HAYWORTH	A	PLROW	4/27/2007	HOOD	2311	879	11354	A101B-4
TXPL00727.55	HOOD COUNTY COMMISSIONERS	A	PERMIT	8/2/2007	HOOD				A101B-4
TXPL00769.55	TXDOT #C144-HPG-080-07	A	PERMIT	8/10/2007	HOOD				A101B-4
TXPL00794.55	TXDOT #112-HPG-081-07	A	PERMIT	8/10/2007	HOOD				A101B-4
TXPL01276.55	TIMOTHY BENNET ET UX	A	PLROW	12/22/2008	HOOD	2452	445	786	A101B-4A
TXPL01391.55	SUN CHASE DEVELOPMENT CO	A	PLROW	1/9/2009	HOOD	2469	704	4611	A101B-4A
TXPL01392.55	ROBERT EARL DORRIS	A	PLROW	1/7/2009	HOOD	2469	713	4613	A101B-4A
TXPL01400.55	DELYN TILLMAN	A	PLROW	1/12/2009	HOOD	2469	772	4621	A101B-4A
TXPL01413.55	JAMES D MARLAR ET UX	A	PLROW	1/8/2009	HOOD	2453	699	1110	A101B-4A
TXPL01414.55	HOOD COUNTY WILLIAMSON RD	A	PLROW	1/6/2009	HOOD				A101B-4A
TXPL01415.55	HOOD COUNTY CONTRARY CREEK	A	PLROW	1/6/2009	HOOD				A101B-4A
TXPL00894.55	JOHN G PILKINGTON ET UX	A	PLROW	11/29/2007	HOOD	2370	333	1537	A101B-5
TXPL00904.55	M B SMITH JR ET UX	A	PLROW	12/5/2007	HOOD	2370	328	1536	A101B-5
TXPL00905.55	STEPHEN WILLIAMS ET UX	A	PLROW	11/30/2007	HOOD	2370	0356	1542	A101B-5
TXPL00906.55	GERALD FINN	A	PLROW	12/6/2007	HOOD	2370	338	1538	A101B-5
TXPL00958.55	GERALD HAYWORTH	A	PLROW	11/19/2007	HOOD	2370	347	1540	A101B-5
TXPL00959.55	STARLIN NEAL CLICK	A	PLROW	11/10/2007	HOOD	2370	342	1539	A101B-5
TXPL00976.55	TXDOT #112-HPG-138-07	A	PERMIT	12/11/2007	HOOD				A101B-5
TXPL00977.55	HOOD COUNTY CR 310	A	PLROW	12/11/2007	HOOD	N/A	N/A		A101B-5
TXPL01026.55	JOHN D HAYWORTH	A	PLROW	3/12/2008	HOOD	2384	381	4639	A101B-5
TXPL01013.55	RONALD P BERLIN	A	PLROW	2/21/2008	HOOD	2399	155	8274	A101B-5A
TXPL01122.55	PAUL E LESLIE ET UX	A	PLROW	4/14/2008	HOOD	2528	855	1513	A101B-5A
TXPL01123.55	TREATY OAKS LTD PTSHP	A	PLROW	4/10/2008	HOOD	2427	771	14869	A101B-5A
TXPL01125.55	RONALD P BERLIN	A	SURF	5/15/2008	HOOD	2418	677	12810	A101B-5A
TXPL01064.55	STEPHEN WILLIAMS ET UX	A	PLROW	1/21/2008	HOOD	2399	166	8277	A101B5B
TXPL01066.55	GERALD FINN	A	PLROW	4/10/2008	HOOD	2399	171	8278	A101B5B
TXPL01086.55	SUN CHASE DEVELOPMENT	A	PLROW	4/17/2008	HOOD	2399	179	8280	A101B5B

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL01087.55	GARRY LUKER	A	PLROW	4/17/2008	HOOD	2399	175	8279	A101B5B
TXPL01114.55	TXDOT # 112-HPG-033-08	A	PERMIT	4/29/2008	HOOD	N/A	N/A	N/A	A101B5B

TXPL01130.55	STEPHEN WILLIAMS ET UX	A	SURF	4/16/2008	HOOD	2399	162	8276	A101B5B
TXPL00953.55	STEPHEN WILLIAMS ET UX	A	PLROW	1/21/2008	HOOD	2393	53	6853	A101B5B1
TXPL00955.55	M B SMITH JR ET UX	A	PLROW	1/31/2008	HOOD	2393	58	6854	A101B5B1
TXPL00956.55	BILLY JOE WALLACE ET UX	A	PLROW	1/22/2008	HOOD	2393	049	6852	A101B5B1
TXPL01025.55	TXDOT # 112-HPG-09-08	A	PERMIT	2/11/2008	HOOD				A101B5B1
TXPL01081.55	BILLY JOE WALLACE ET UX	A	SURF	4/16/2008	HOOD	2404	215	09472	A101B5B1
TXPL01517.55	CLAY BLUM ET UX	A	PLROW	6/9/2009	HOOD	2503	349	12340	A101B-5B2
TXPL01518.55	BILLY JOE WALLACE ET UX	A	PLROW	6/6/2009	HOOD	2503	340		A101B-5B2
TXPL01519.55	M B SMITH JR ET UX	A	PLROW	6/5/2009	HOOD	2503	344	12339	A101B-5B2

TXPL01524.55	HOOD COUNTY WILL WATERS RD	A	PERMIT	6/15/2009	HOOD				A101B-5B2
TXPL01525.55	TXDOT 112-HPG-035-09	A	PERMIT	6/10/2009	HOOD				A101B-5B2
TXPL01558.55	QUICKSILVER RESOURCES INC	A	PLROW	6/6/2009	HOOD	2503	353	12341	A101B-5B2
TXPL01151.55	ROBBIE HAYWORTH LIVING TR	A	PLROW	7/12/2008	HOOD	2432	582	16120	A101B5C
TXPL01063.55	JOHN D HAYWORTH ET UX	A	PLROW	3/12/2008	HOOD	2384	377	4638	A101B5-EXT

TXPL01065.55	BYRL&ROBBIE HAYWORTH LIVTR	A	PLROW	4/6/2008	HOOD	2426	908	14656	A101B5-EXT
TXPL01206.55	FM 2425 TXDOT 112-HPG-08-0	A	PERMIT	2/11/2008	HOOD	N/A	N/A		A101B5-EXT
TXPL01207.55	HOOD COURT HOOD COUNTY	A	PLROW	8/15/2008	HOOD	N/A	N/A		A101B5-EXT

TXPL01586.55	GEORGE PEARSON	A	PLROW	11/15/2009	HOOD	2526	0424	00950	A101B5EXTA

TXPL01590.55	RONALD BERLIN ET UX	A	PLROW	11/20/2009	HOOD	2526	0398	00944	A101B5EXTA

TXPL01591.55	MICHAEL FRALEY ET UX	A	PLROW	11/13/2009	HOOD	2526	0414	00948	A101B5EXTA

TXPL01594.55	KAREN K PEARSON	A	PLROW	11/25/2009	HOOD	2526	0382	00940	A101B5EXTA

TXPL01597.55	THOMAS F HEPPLER ET AL	A	PLROW	11/18/2009	HOOD	2526	0343	00932	A101B5EXTA

TXPL01605.55	TXDOT 112-HPG-054-09	A	PERMIT	11/5/2009	HOOD				A101B5EXTA

TXPL01607.55	HOOD COUNTY CR 310	A	PERMIT	11/24/2009	HOOD				A101B5EXTA
TXPL01341.55	ROBIN K SNIDER ET UX	A	PLROW	12/28/2008	HOOD	2452	464	790	A101E-3
TXPL01346.55	KINNARD ESTATE	A	PLROW	12/22/2008	HOOD	2452	450	787	A101E-3
TXPL01496.55	HOOD COUNTY CR 313	A	PERMIT	3/1/2009	HOOD				A101E-3
TXPL00585.55	LESLIE L MABERY	A	PLROW	5/26/2007	HOOD	2322	956	13927	A101-EXT
TXPL01156.55	K-4 FARMS INC	A	SURF	7/23/2008	HOOD	2426	984	14666	A101F

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL01234.55	SANDRA KAY KINNARD ROGERS	A	SURF	7/25/2008	HOOD	2426	980	14665	A101F
TXPL01235.55	SHARON KINNARD SADLER	A	SURF	8/8/2008	HOOD	2426	988	14667	A101F
TXPL01187.55	RUTH ELLEN BROWN	A	PLROW	8/28/2008	HOOD	2426	894	14653	A101G
TXPL01239.55	Z BAR LAND & CATTLE CO LTD	A	PLROW	9/11/2008	HOOD	2443	31	18707	A101G
TXPL01238.55	Z BAR LAND & CATTLE CO	A	PLROW	8/19/2008	HOOD	2432	604	16125	A101G-1
TXPL00072.55	Z BAR LAND & CATTLE CO LTD	A	PLROW	9/9/2004	HOOD	2083	396	3720	A102
TXPL00263.55	Z BAR LAND AND CATTLE CO	A	PLROW	1/25/2006	HOOD	2171	800	1811	A103
TXPL00264.55	SUNDANCE RANCH JOINT VENTU	A	PLROW	2/28/2006	HOOD	2183	545	4698	A103
TXPL00321.55	HOOD COUNTY COMMISSIONERS	A	PERMIT	4/17/2006	HOOD	N/A	N/A		A103
TXPL00626.55	SUNDANCE RANCH JOINT VENTU	A	PLROW	7/23/2007	HOOD	2327	644	15014	A103L
TXPL00952.55	SUNDANCE RANCH JOINT VENTU	A	PLROW	1/13/2008	HOOD	2386	944	5307	A103N
TXPL00565.55	MELMA JEAN LINTHICUM	A	PLROW	1/7/2007	HOOD	2298	1064	8212	A104A
TXPL00566.55	LAKE GRANBURY HARBOR OWNER	A	PLROW	12/19/2006	HOOD	2298	1061	8211	A104A
TXPL00829.55	LYNN TURNEY ET UX	A	PLROW	10/4/2007	HOOD	2361	987	22968	A104B1A

TXPL01578.55	JERRY DURANT	A	PLROW	12/10/2009	HOOD	2526	0353	934	A104B-1E
TXPL00815.55	PUTTEET REV LIV TR ET AL	A	PLROW	9/21/2007	HOOD	2361	996	22970	A104D

TXPL01021.55	DURANT GRANTOR TRUSTS A&B	A	PLROW	1/30/2008	HOOD	2372	188	1953	A104F
TXPL01033.55	BETTY NAN HOOVER	A	PLROW	5/10/2008	HOOD	2402	0373	9052	A104F
TXPL01034.55	KRISTI ANN HOOVER DAVIS	A	PLROW	5/10/2008	HOOD	2443	46	18709	A104F
TXPL01072.55	SAM L SHIPLEY ET UX	A	PLROW	4/11/2008	HOOD	2402	369	9051	A104F

TXPL01131.55	HOOD COUNTY ATWOOD COURT	A	PERMIT	5/15/2008	HOOD	N/A	N/A		A104F
TXPL01305.55	QUICKSILVER RESOURCES INC	A	PLROW	5/6/2008	HOOD			20082334	A104F
TXPL00654.55	J T WELLMAN	A	SURF	6/26/2007	HOOD	2376	570	2876	A104H
TXPL00574.55	J T WELLMAN	A	PLROW	5/9/2007	HOOD	2376	575	2877	A104H-1
TXPL01138.55	SAM L SHIPLEY ET UX	A	PLROW	6/18/2008	HOOD	2423	501	14019	A104J
TXPL01141.55	DONALD L MACFARLANE	A	PLROW	6/10/2008	HOOD	2423	497	14018	A104J
TXPL01144.55	DARRELL WARD JR ET UX	A	PLROW	6/19/2008	HOOD	2423	493	14017	A104J
TXPL01166.55	STEPHEN R CLEMENTS	A	PLROW	7/28/2008	HOOD	2423	489	14016	A104J
TXPL01167.55	DAVID LOCK ET UX	A	PLROW	7/30/2008	HOOD	2423	507	14020	A104J
TXPL01133.55	COWTOWN PIPELINE PART LP	A	PLROW	3/28/2008	HOOD	2399	183	8281	A105
TXPL01170.55	GODLEY ROAD HOOD COUNTY	A	PERMIT	7/2/2008	HOOD	N/A	N/A		A105
TXPL01118.55	SAMUEL M MARSHALL ET AL	A	PLROW	7/22/2008	HOOD	2469	726	4615	SW101
TXPL01161.55	GODLEY ROAD	A	PERMIT	6/20/2008	HOOD	N/A	N/A		SW101
TXPL01573.55	GERALD BOGGS ET UX	A	PLROW	10/29/2009	HOOD	2526	0368	00937	A100H-3C
TXPL01572.55	MARJORIE LEITO	A	PLROW	10/29/2009	HOOD	2526	0360	00935	A100H-6A
TXPL01564.55	J GRADY RANDLE ET AL	A	PLROW	10/29/2009	HOOD	2526	0432	00952	A100K-18A
TXPL01647.55	TRIPLE H INVESTMENTS	A	PLROW	2/15/2010	HOOD	2541	259	4510	A100K21

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL01662.55	GRANBURY CENTER LTD	A	PLROW	2/24/2010	HOOD	2541	267	4512	A100K21
TXPL01539.55	CHARLES JAMES	A	PLROW	7/20/2009	HOOD	2512	696	14701	A100KEXT-3
TXPL01540.55	SUNNYE L BURT REV TRUST	A	PLROW	7/21/2009	HOOD	2512	0704	14703	A100KEXT-3
TXPL01543.55	ANDERSON FAMILY TRUST	A	PLROW	7/24/2009	HOOD	2526	0325	00928	A100KEXT-3
TXPL01553.55	LANGDON TRUSTS ET AL	A	PLROW	9/23/2009	HOOD	2512	723	14706	A100KEXT-3
TXPL01557.55	CANN-ACTON LTD	A	PLROW	9/21/2009	HOOD	2512	709	14704	A100KEXT-3
TXPL01625.55	LANGDON TRUSTS ET AL	A	PLROW	9/23/2009	HOOD	2512	714	14705	A100KEXT-3
TXPL01593.55	THE RANCHES OF DECORDOVA	A	PLROW	11/23/2009	HOOD	2528	642	1466	A100KEXT-4
TXPL01596.55	ALAN M FISHER ET UX	A	PLROW	11/24/2009	HOOD	2528	651	1468	A100KEXT-4
TXPL01599.55	TOM DURANT	A	PLROW	11/19/2009	HOOD	2528	647	1467	A100KEXT-4
TXPL01600.55	RICHARD HUCHEL ET UX	A	PLROW	12/1/2009	HOOD	2528	661	1470	A100KEXT-4
TXPL01601.55	CHARLES HOFFMAN	A	PLROW	12/3/2009	HOOD	2528	656	1469	A100KEXT-4

TXPL01674.55	SAMUEL C ARCHER	A	PLROW	4/2/2010	HOOD			2010-0007548	A100KEXT5

TXPL01685.55	HALEY L DYER ET UX	A	PLROW	4/23/2010	HOOD			2010-0007552	A100KEXT5

TXPL01686.55	KENNETH W MEEKS	A	PLROW	4/29/2010	HOOD			2010-0007555	A100KEXT5

TXPL01687.55	MICHAEL S WHITECOTTON ET UX	A	PLROW	5/22/2010	HOOD			2010-0007554	A100KEXT5

TXPL01688.55	WILLIAM D ROY III ET UX	A	PLROW	4/29/2010	HOOD			2010-0007553	A100KEXT5

TXPL01689.55	GLEN LEBLANC ET UX	A	PLROW	5/8/2010	HOOD			2010-0007550	A100KEXT5

TXPL01690.55	JERRY EASON JR	A	PLROW	5/15/2010	HOOD			2010-0007556	A100KEXT5

TXPL01691.55	BART SMITH ET UX	A	PLROW	5/6/2010	HOOD			2010-0007551	A100KEXT5

TXPL01692.55	JAMES MORRISON ET UX	A	PLROW	5/14/2010	HOOD			2010-0007547	A100KEXT5
TXPL01699.55	QUICKSILVER RESOURCES INC	A	PLROW	3/15/2010	HOOD	2543	397	5017	A100KEXT5

TXPL01700.55	THE RANCHES AT DECORDOVA	A	PLROW	5/27/2010	HOOD			2010-0007549	A100KEXT5

TXPL01701.55	DOUGLAS SONSAL ET UX	A	PLROW	5/29/2010	HOOD			2010-0007557	A100KEXT5
TXPL01707.55	HOOD COUNTY	A	PERMIT	5/15/2010	HOOD	N/A	N/A		A100KEXT5
TXPL01708.55	HOOD COUNTY	A	PERMIT	5/28/2010	HOOD	N/A	N/A		A100KEXT5
TXPL01231.55	WILLIAM KING ET UX	A	PLROW	9/28/2008	HOOD	2443	83	18715	A101B1-A
TXPL01298.55	HOOD COUNTY CONTRARY CREEK	A	PERMIT	9/25/2008	HOOD	N/A	N/A	N/A	A101B1-A
TXPL01520.55	STEPHEN WILLIAMS ET UX	A	PLROW	6/3/2009	HOOD	2526	0319	00927	A101B-5B2

TXPL01575.55	ROBBIE HAYWORTH	A	PLROW	11/3/2009	HOOD	2526	0335	00930	A101B5EXTA

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL01579.55	CHARLES MARTIN	A	PLROW	11/12/2009	HOOD	2526	0406	00946	A101B5EXTA

TXPL01581.55	PAUL J BOLAND ET UX	A	PLROW	11/6/2009	HOOD	2526	0374	00938	A101B5EXTA

TXPL01584.55	JAMES WINTERS ET UX	A	PLROW	11/5/2009	HOOD	2526	0390	00942	A101B5EXTA

TXPL01597.55	THOMAS F HEPPLER ET AL	A		11/18/2009	HOOD				A101B5EXTA

TXPL01608.55	HOOD COUNTY MITCHELL BEND	A	PERMIT	11/24/2009	HOOD				A101B5EXTA

TXPL01608.55	HOOD COUNTY MITCHELL BEND	A		11/24/2009	HOOD				A101B5EXTA
TXPL01640.55	COWTOWN PIPELINE PARTNERS L	A	PLROW	2/25/2009	HOOD	2503	336	12337	A101J
TXPL01751.55	W F HARRIS ET UX	A	PLROW	8/4/2010	HOOD				A100KEXT6
TXPL00005.55	N R STEVENSON	A	PLROW	2/7/2005	JOHNSON	3487	762	8111	A100
TXPL00006.55	JON R LEWIS & MYRA W LEWIS	A	PLROW	1/11/2005	JOHNSON	3487	755	8110	A100
TXPL00008.55	WALTER D CALLAWAY JR	A	PLROW	1/10/2005	JOHNSON	3488	320	8223	A100
TXPL00033.55	LITTLE HOSS RANCH PARTNERS	A	PLROW	1/28/2005	JOHNSON	3487	742	8109	A100
TXPL00051.55	WAYNE E DEAR	A	PLROW	2/12/2005	JOHNSON	3609	851	30135	A100
TXPL00052.55	MARGARET SIMMONS DEAR	A	PLROW	2/12/2005	JOHNSON	3609	843	30134	A100
TXPL00111.55	LGS GODLEY RANCH	A	PLROW	4/15/2005	JOHNSON	3609	870	30138	A100
TXPL00123.55	LITTLE HOSS RANCH PARTNERS	A	PLROW	8/25/2005	JOHNSON	3644	900	36406	A100
TXPL00124.55	JACK CARTER ET UX	A	PLROW	10/22/2004	JOHNSON	3609	860	30136	A100
TXPL00125.55	JACK FARR	A	PLROW	1/26/2006	JOHNSON	3727	291	4773	A100
TXPL00126.55	TXDOT 127-HPG-121-05	A	PERMIT	8/8/2005	JOHNSON	N/A	N/A		A100
TXPL00127.55	TOMMY L HOGAN ET UX	A	PLROW	12/7/2004	JOHNSON	3609	864	30137	A100
TXPL00128.55	CENTEX RURAL RAIL TRANSPOR	A	PLROW	10/4/2005	JOHNSON	3665	953	40299	A100
TXPL00129.55	CENTEX RURAL RAIL ET AL	A	PLROW	10/4/2005	JOHNSON	3665	962	4030	A100
TXPL00130.55	BETTY HENSON FAMILY LTD PT	A	PLROW	3/14/2005	JOHNSON	2146	322	18083	A100
TXPL00165.99	BETTY HENSON FAMILY LTD PT	A	DEED	11/1/2005	JOHNSON	3740	892	7373	A100

TXPL00401.55	LORI OAKES CALAME	A	SURF	9/6/2006	JOHNSON	3906	898	39120	A100
TXPL00039.55	LITTLE HOSS RANCH PARTNERS	A	PLROW	1/28/2005	JOHNSON	3487	731	8108	A100A
TXPL00039.55	LITTLE HOSS RANCH PARTNERS	A	PLROW	1/28/2005	JOHNSON	3487	731	8108	A100A
TXPL00040.55	CYNTHIA FREELAND	A	PLROW	11/4/2004	JOHNSON	3472	427	5141	A100A
TXPL00041.55	TWO-O-FIVE CORPORATION	A	PLROW	11/29/2004	JOHNSON	3487	698	8104	A100A

TXPL00042.55	TWO-O-FIVE CORPORATION	A	SURF	8/23/2004	JOHNSON	3487	692	8103	A100A
TXPL00131.55	JOHNSON COUNTY TEXAS	A	PERMIT	2/28/2005	JOHNSON	N/A	N/A		A100A
TXPL00132.55	CHARCA LTD.	A	PLROW	7/27/2005	JOHNSON	2129	501	14172	A100A
TXPL00133.55	CHARCA LTD	A	PLROW	7/27/2005	JOHNSON	2129	513	14174	A100A1
TXPL00134.55	CHARCA LTD	A	PLROW	7/27/2005	JOHNSON	2129	507	14173	A100A2

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL00043.55	CYNTHIA FREELAND	A	PLROW	11/19/2004	JOHNSON	3487	716	8106	A100A3
TXPL00044.55	MYRTLE ELIZABETH MCWHORTER	A	PLROW	1/26/2005	JOHNSON	3665	947	40298	A100A3
TXPL00045.55	DONALD E DEFOOR ET UX	A	PLROW	1/31/2005	JOHNSON	3487	686	8102	A100A3
TXPL00046.55	ROBERT K HANGER TRUST	A	PLROW	1/31/2005	JOHNSON	3487	680	8101	A100A3
TXPL00047.55	CYNTHIA FREELAND	A	PLROW	1/25/2005	JOHNSON	3487	724	8107	A100A3
TXPL00136.55	CHARCA LTD	A	PLROW	2/18/2005	JOHNSON	3487	770	8112	A100A3
TXPL00164.55	MYRTLE ELIZABETH MCWHORTER	A	PLROW	3/9/2006	JOHNSON	3752	501	9507	A100A3C
TXPL00895.55	ROBERT K HANGER TRUST	A	PLROW	11/26/2007	JOHNSON	4280	926	3409	A100A-3E
TXPL00979.55	MONTY IRVIN ET UX	A	SURF	1/27/2008	JOHNSON	4343	817	15747	A100A3E1
TXPL00138.55	CHARCA LTD	A	PLROW	9/28/2005	JOHNSON	3654	169	38120	A100A4
TXPL00139.55	CHARCA LTD	A	PLROW	11/22/2005	JOHNSON	3688	1	44324	A100A4
TXPL00199.55	CHARCA LTD	A	PLROW	11/22/2005	JOHNSON	3688	9	44325	A100A4
TXPL00343.55	CHARCA LTD	A	PLROW	6/29/2006	JOHNSON	3974	735	52842	A100A5
TXPL01075.55	N R STEVENSON	A	PLROW	6/10/2008	JOHNSON	4419	453	31028	A100-AA

TXPL00140.55	JOHN J MILES JR ET UX	A	SURF	11/3/2005	JOHNSON	3666	894	40467	A100B
TXPL00303.55	BETTY HENSON FAMILY TRUST	A	PLROW	3/14/2005	JOHNSON	3740	898	7374	A100B
TXPL00304.55	JOHNSON COUNTY PUBLIC WORK	A	PERMIT	3/8/2005	JOHNSON	N/A	N/A		A100B
TXPL00306.55	HENSON BUILDING MATERIALS	A	PLROW	2/4/2005	JOHNSON	3740	913	7376	A100B
TXPL00307.55	BETTY HENSON FAMILY LIMITE	A	PLROW	2/4/2005	JOHNSON	3740	904	7375	A100B
TXPL00308.55	TXDOT #127-G-07-05	A	PERMIT	1/18/2005	JOHNSON	N/A	N/A		A100B
TXPL00309.55	MELISSA MILES CORNELIUS	A	PLROW	1/19/2005	JOHNSON	2083	432	3727	A100B
TXPL00309.55	MELISSA MILES CORNELIUS	A	PLROW	1/19/2005	JOHNSON	2083	432	3727	A100B
TXPL00310.55	JOHN J MILES JR ET UX	A	PLROW	1/19/2005	JOHNSON	2083	438	3728	A100B
TXPL00310.55	JOHN J MILES JR ET UX	A	PLROW	1/19/2005	JOHNSON	2083	438	3728	A100B
TXPL00141.55	JOHN J MILES JR ET UX	A	PLROW	7/14/2004	JOHNSON	3673	832	41678	A100B2
TXPL00141.55	JOHN J MILES JR ET UX	A	PLROW	7/14/2004	JOHNSON	3673	832	41678	A100B2
TXPL00142.55	JOHN J MILES JR ET UX	A	PLROW	5/2/2005	JOHNSON	3659	355	39104	A100B5
TXPL00155.55	JACK FARR	A	PLROW	3/23/2004	JOHNSON	2147	443	18309	A100G
TXPL00156.55	JACK FARR	A	PLROW	3/23/2004	JOHNSON	3727	306	4775	A100G

TXPL00671.55	CHESAPEAKE LAND CO LLC	A	PLROW	7/18/2007	JOHNSON	4167	239	35845	A103A1-C1A

TXPL00924.55	CHESAPEAKE LAND CO., LLC	A	PLROW	11/30/2007	JOHNSON	4280	932	3410	A103A1C1A1

TXPL00937.55	RAYMOND A LAIN ET UX	A	PLROW	12/26/2007	JOHNSON	4323	891	11822	A103A1C1A1

TXPL00969.55	ANDREW B WALTON ET AL	A	PLROW	1/23/2008	JOHNSON	4323	896	11823	A103A1C1A1

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL01094.55	TONY KENT ANDERSON	A	PLROW	4/29/2008	JOHNSON	N/A	N/A		A103A1C1A1
TXPL00586.55	FLOYD EDWIN ORMSBY III	A	PLROW	5/22/2007	JOHNSON	4167	219	35842	A103A-2
TXPL01052.55	KOURTNIE K GRAVES ET AL	A	PLROW	3/26/2008	JOHNSON	4518	526	973	A103A-2A
TXPL01061.55	ANGES COFFEY RUCIDLO ET AL	A	PLROW	4/4/2008	JOHNSON	4518	532	974	A103A-2A
TXPL01115.55	AOK CONSTRUCTION PERMIT	A	PERMIT	4/29/2008	JOHNSON	N/A	N/A		A103A-2A
TXPL00342.55	O’GRADY SIX O RANCH & CATT	A	PLROW	5/30/2006	JOHNSON			46276	A103-A4
TXPL00359.55	W T RIDDLE ET UX	A	PLROW	5/15/2006	JOHNSON	3826	332	23627	A103A-4A
TXPL00360.55	JAMES B WALLACE ET UX	A	PLROW	5/20/2006	JOHNSON	3826	325	23626	A103A-4A
TXPL00360.55	JAMES B WALLACE ET UX	A	PLROW	5/20/2006	JOHNSON	3826	325	23626	A103A-4A
TXPL00361.55	LARRY BARKER	A	PLROW	5/23/2006	JOHNSON	3826	318	23625	A103A-4A
TXPL00361.55	LARRY BARKER	A	PLROW	5/23/2006	JOHNSON	3826	318	23625	A103A-4A
TXPL00375.55	LARRY BARKER	A	SURF	6/30/2006	JOHNSON	3859	513	29928	A103A-4A
TXPL00617.55	KENNETH SIMPSON ET UX	A	PLROW	6/15/2007	JOHNSON	4131	973	28822	A103A4-A1
TXPL00637.55	W T RIDDLE ET UX	A	PLROW	6/17/2007	JOHNSON	4131	967	28821	A103A4-A1
TXPL00961.55	KENNETH SIMPSON ET UX	A	PLROW	11/29/2007	JOHNSON	4343	811	15746	A103A4A1A
TXPL01035.55	RIDDLE FAMILY LIMITED PART	A	PLROW	3/4/2008	JOHNSON	4343	821	15748	A103A4A1B
TXPL00515.55	LARRY BARKER	A	PLROW	4/30/2007	JOHNSON	4108	663	24168	A103A-4A2
TXPL00580.55	LARRY BARKER	A	SURF	8/3/2007	JOHNSON	4167	225	35843	A103A-4A2
TXPL00516.55	LARRY BARKER	A	PLROW	4/30/2007	JOHNSON	4108	658	24167	A103A-4A3
TXPL00516.55	LARRY BARKER	A	PLROW	4/30/2007	JOHNSON	4108	658	24167	A103A-4A3
TXPL00616.55	KENNETH SIMPSON ET UX	A	PLROW	6/15/2007	JOHNSON	4131	961	28820	A103A-4A3
TXPL00376.55	O’GRADY SIX O RANCH & CATT	A	PLROW	7/31/2006	JOHNSON	4092	295	20955	A103A-6
TXPL00377.55	LESCA HADLEY	A	PLROW	9/12/2006	JOHNSON	3974	724	52841	A103A-6
TXPL00412.55	WILLIAM THOMAS RIDDLE ET U	A	PLROW	6/29/2006	JOHNSON	3906	909	39122	A103A-6
TXPL00819.55	O’GRADY SIX O RANCH & CATT	A	PLROW	9/19/2007	JOHNSON			20073491	A103A-6A
TXPL00552.55	TRINITY MATERIALS INC	A	PLROW	3/5/2007	JOHNSON	4084	699	19339	A103I
TXPL01076.55	N R STEVENSON	A	PLROW	6/10/2008	JOHNSON	4419	459	31029	A105
TXPL01098.55	ESTATE OF JARETT W MATLOCK	A	PLROW	5/6/2008	JOHNSON	4374	71	21704	A105
TXPL01099.55	R S MATLOCK FAMILY LTD PTR	A	PLROW	5/5/2008	JOHNSON	4374	66	21703	A105
TXPL01100.55	MARGARET SIMMONS DEAR	A	PLROW	5/6/2008	JOHNSON	4374	58	21702	A105
TXPL01104.55	LGS GODLEY RANCH	A	PLROW	5/24/2008	JOHNSON	4388	273	24738	A105
TXPL01106.55	DANIEL RIEMONDI ET UX	A	PLROW	5/22/2008	JOHNSON	4388	268	24737	A105
TXPL01120.55	TWO O FIVE CORPORATION	A	PLROW	5/29/2008	JOHNSON	4388	290	24740	A105
TXPL01121.55	TWO O FIVE CORPORATION	A	PLROW	5/29/2008	JOHNSON	4388	284	24739	A105
TXPL01163.55	KENNETH GEORGE ET UX	A	PLROW	7/23/2008	JOHNSON	4419	441	31027	A105
TXPL01164.55	PATRICIA M GEORGE ET VIR	A	PLROW	7/23/2008	JOHNSON	4419	481	31031	A105
TXPL01168.55	TX DOT 127-HPG-142-08 FM 4	A	PERMIT	6/3/2008	JOHNSON	N/A	N/A		A105
TXPL01169.55	JOHNSON COUNTY ROAD 1131	A	PERMIT	7/7/2008	JOHNSON	N/A	N/A		A105
TXPL01171.55	JOHNSON COUNTY ROAD 1120	A	PERMIT	7/7/2008	JOHNSON	N/A	N/A		A105
TXPL01209.55	JOHNSON COUNTY ROAD 1233	A	PERMIT	8/1/2008	JOHNSON	N/A	N/A		A105
TXPL01220.55	ESTATE OF JARRETT MATLOCK	A	SURF	9/22/2008	JOHNSON	4486	208	44597	A105

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL00110.55	LGS GODLEY RANCH	A	PLROW	4/15/2005	JOHNSON	3609	881	30139	P100
TX2510068.55	R & R SHAW LTD	A	ROW	6/14/2008	JOHNSON	4388	0302	24742	P100A
TXPL00434.55	R & R SHAW LTD	A	PLROW	11/1/2006	JOHNSON	4009	208	4489	P100A
TXPL00511.55	MARGARET SIMMONS DEAR	A	PLROW	1/16/2007	JOHNSON	4009	214	4490	P100A
TXPL00555.55	LGS GODLEY RANCH CO	A	PLROW	1/2/2007	JOHNSON	4009	197	4488	P100A
TXPL00556.55	KASK LTD	A	PLROW	1/2/2007	JOHNSON	4009	221	4491	P100A
TXPL01105.55	R & R SHAW LTD	A	PLROW	5/12/2008	JOHNSON	4388	296	24741	P100A
TXPL00473.55	PATRICK STEENBERGE ET UX	A	PLROW	3/30/2007	SOMERVELL	2298	992	8194	A100Z
TXPL01555.55	JUAN RODRIGUEZ ET UX	A	PLROW	9/9/2009	SOMERVELL			20100180	A101D-1E
TXPL01556.55	BARTOLOME R SANCHEZ ET UX	A	PLROW	9/10/2009	SOMERVELL			20100179	A101D-1E
TXPL01565.55	DANIEL BUTLER	A	PLROW	10/13/2009	SOMERVELL			20100178	A101D-1E
TXPL01626.55	SOMERVELL COUNTY CR 327	A	PERMIT	11/12/2009	SOMERVELL	N/A	N/A		A101D-1E
TXPL01627.55	SOMERVELL COUNTY CR 313	A	PERMIT	11/12/2009	SOMERVELL	N/A	N/A		A101D-1E
TXPL01612.55	ROBERT D POLLEY	A	PLROW	12/30/2009	SOMERVELL			20100254	A101D1F
TXPL01617.55	HAPPY HILLS FARM	A	PLROW	12/31/2009	SOMERVELL			20100251	A101D1F
TXPL01618.55	CASEY BURCH ET UX	A	PLROW	1/5/2010	SOMERVELL			20100256	A101D1F
TXPL01619.55	MIGUEL SANCHEZ ET UX	A	PLROW	1/5/2010	SOMERVELL			20100253	A101D1F
TXPL01635.55	SOMERVELL COUNTY CR 322	A	PERMIT	1/15/2010	SOMERVELL				A101D1F
TXPL01636.55	SOMERVELL COUNTY CR 323	A	PERMIT	1/15/2010	SOMERVELL	N/A	N/A		A101D1F
TXPL01637.55	TXDOT HWY 144	A	PERMIT	12/23/2009	SOMERVELL	N/A	N/A		A101D1F
TXPL01249.55	DONNAL HANKINS ET UX	A	PLROW	10/6/2008	SOMERVELL			20090150	A101D-2
TXPL01251.55	LLOYD M WIRT JR ET UX	A	PLROW	10/7/2008	SOMERVELL			20083309	A101D-2
TXPL01259.55	EDWARD C HORNICK ET UX	A	PLROW	10/13/2008	SOMERVELL			20083307	A101D-2
TXPL01309.55	SOMERVELL CR304	A	PLROW	10/13/2008	SOMERVELL				A101D-2
TXPL00438.55	ROBERT KING ET UX	A	PLROW	1/16/2007	SOMERVELL			20070274	A101E-2
TXPL00207.55	O’GRADY SIX O RANCH & CATT	A	PLROW	1/24/2006	SOMERVELL			43388	A103
TXPL00265.55	UNIMIN TEXAS COMPANY LP	A	PLROW	3/1/2006	SOMERVELL			43386	A103
TXPL00266.55	SHIRLEY L GREGORY	A	PLROW	1/28/2006	SOMERVELL			43138	A103
TXPL00267.55	PATMOS VISION LLC	A	PLROW	2/8/2006	SOMERVELL			43389	A103
TXPL00268.55	CHEYENNE HILLS/GLEN ROSE	A	PLROW	2/8/2006	SOMERVELL			43390	A103
TXPL00269.55	DENNIS W REGER ET UX	A	PLROW	2/23/2006	SOMERVELL			43387	A103
TXPL00270.55	C PHILIP IVES	A	PLROW	2/23/2006	SOMERVELL			43391	A103
TXPL00271.55	DALERIE LAMPHERE ET VIR	A	PLROW	4/3/2006	SOMERVELL			44125	A103
TXPL00273.55	BETTY CRIGLER	A	PLROW	3/24/2006	SOMERVELL			44126	A103
TXPL00275.55	STATE OF TEXAS ME20060069	A	PLROW	5/2/2006	SOMERVELL			44124	A103
TXPL00277.55	SUNNY LOUISE MCKAY	A	PLROW	4/12/2006	SOMERVELL			44127	A103
TXPL00278.55	MARK CRAWFORD ET UX	A	PLROW	4/18/2006	SOMERVELL			44128	A103
TXPL00279.55	DURAND PAUL KNOX ET UX	A	PLROW	5/7/2006	SOMERVELL			44353	A103
TXPL00280.55	DALE H MCDOUGALL ET UX	A	PLROW	4/20/2006	SOMERVELL			44129	A103
TXPL00281.55	WILLIAM J O’CONNELL ET UX	A	PLROW	4/6/2006	SOMERVELL			44354	A103
TXPL00282.55	LOVEDA SWAIM	A	PLROW	4/19/2006	SOMERVELL			44355	A103
TXPL00283.55	ROBERT M WILSON ET UX	A	PLROW	2/9/2006	SOMERVELL			43392	A103

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL00284.55	BRENDA RANSOM ET VIR	A	PLROW	2/6/2006	SOMERVELL			43393	A103
TXPL00285.55	JIMMY J ALLDREDGE ET UX	A	PLROW	4/10/2006	SOMERVELL			44357	A103
TXPL00286.55	BILLY BUZAN SAFFER	A	PLROW	2/7/2006	SOMERVELL			43394	A103
TXPL00287.55	DON RIDINGS	A	PLROW	2/14/2006	SOMERVELL			43395	A103
TXPL00288.55	TERRY EVANS	A	PLROW	5/30/2006	SOMERVELL	630	135		A103
TXPL00322.55	TXDOT #213-HPG-023-06	A	PERMIT	3/14/2006	SOMERVELL	N/A	N/A		A103
TXPL00323.55	BENJAMIN L SMITH ET UX	A	PLROW	9/28/2005	SOMERVELL			44351	A103
TXPL00324.55	TXDOT #213-HPG-03-06	A	PERMIT	3/14/2006	SOMERVELL	N/A	N/A		A103
TXPL00325.55	SOMERVELL COUNTY COMMISSIO	A	PERMIT	4/20/2006	SOMERVELL	N/A	N/A		A103
TXPL00326.55	SOMERVELL COUNTY COMMISSIO	A	PERMIT	4/20/2006	SOMERVELL	N/A	N/A		A103
TXPL00327.55	JIMMY LEE RIDDLE ET UX	A	PLROW	10/21/2005	SOMERVELL			44348	A103
TXPL00328.55	FINNEY D FRY TRUST	A	PLROW	3/6/2006	SOMERVELL			44349	A103
TXPL00328.55	FINNEY D FRY TRUST	A	PLROW	3/6/2006	SOMERVELL			44349	A103
TXPL00329.55	KENNETH L FRY ET UX	A	PLROW	3/6/2006	SOMERVELL			44350	A103
TXPL00330.55	SOMERVELL CNTY RD 406	A	PERMIT	4/20/2006	SOMERVELL	N/A	N/A		A103
TXPL00331.55	STEVE RANDALL SMITH	A	PLROW	4/17/2006	SOMERVELL			44352	A103
TXPL00332.55	JOSE REYES	A	PLROW	5/9/2006	SOMERVELL			44356	A103
TXPL00338.55	OTTO RATLIFF ET UX	A	PLROW	4/4/2006	SOMERVELL			44715	A103
TXPL00340.55	GEORGE NODEN	A	PLROW	5/9/2006	SOMERVELL			44716	A103
TXPL00341.55	JAMES M JOHNSON ET AL	A	PLROW	6/30/2006	SOMERVELL	N/A	N/A	45964	A103
TXPL00354.55	CYNTHIA L KINCAID	A	PLROW	2/14/2006	SOMERVELL			45444	A103
TXPL00399.55	DOROTHY WALDEN LITTLE	A	PLROW	7/15/2006	SOMERVELL			45446	A103
TXPL00629.55	JACK MORRIS	A	PLROW	1/26/2006	SOMERVELL			20071643	A103
TXPL00587.55	LEWIS W DRECHSEL ET AL	A	PLROW	5/9/2007	SOMERVELL			20071645	A103B-2
TXPL00587.55	LEWIS W DRECHSEL ET AL	A	PLROW	5/9/2007	SOMERVELL			20071645	A103B-2
TXPL00588.55	CHARLES DRECHSEL	A	PLROW	5/9/2007	SOMERVELL			20071644	A103B-2
TXPL00588.55	CHARLES DRECHSEL	A	PLROW	5/9/2007	SOMERVELL			20071644	A103B-2
TXPL00589.55	LEWIS W DRECHSEL	A	PLROW	5/9/2007	SOMERVELL			20071646	A103B-2
TXPL00589.55	LEWIS W DRECHSEL	A	PLROW	5/9/2007	SOMERVELL			20071646	A103B-2
TXPL00590.55	GRACE DIAL DRECHSEL	A	PLROW	5/15/2007	SOMERVELL			20071647	A103B-2
TXPL00590.55	GRACE DIAL DRECHSEL	A	PLROW	5/15/2007	SOMERVELL			20071647	A103B-2
TXPL01192.55	JIMMY DOYLE BRANHAM	A	PLROW	9/8/2008	SOMERVELL			20082905	A103C3
TXPL01225.55	JIMMY DOYLE BRANHAM	A	SURF	9/29/2008	SOMERVELL			20082904	A103C3
TXPL01610.55	JOE G WHITWORTH ET UX	A	PLROW	12/14/2009	SOMERVELL			20100245	A103C3A
TXPL01611.55	NICKEY L HULSEY II ET UX	A	PLROW	12/1/2009	SOMERVELL			20100243	A103C3A
TXPL01613.55	RONALD SEXTON ET UX	A	PLROW	12/23/2009	SOMERVELL			20100246	A103C3A
TXPL01616.55	JIMMY D BRANHAM ET UX	A	PLROW	12/17/2009	SOMERVELL			20100244	A103C3A
TXPL01628.55	SOMERVELL COUNTY CR 412	A	PERMIT	1/15/2010	SOMERVELL	N/A	N/A		A103C3A
TXPL01629.55	ANITA M GOFF TRUST	A	PLROW	1/18/2010	SOMERVELL			20100247	A103C3A1
TXPL01632.55	RONALD SEXTON ET UX	A	PLROW	1/18/2010	SOMERVELL			20100250	A103C3A1

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL01173.55	ROGER LEE ARMSTRONG	A	PLROW	8/7/2008	SOMERVELL			20083062	A103C4
TXPL01291.55	STATE OF TEXAS ME20080091	A	PLROW	7/1/2008	SOMERVELL			20082189	A103C4
TXPL00968.55	ANNE I REEVES INDIV & TRE	A	SURF	1/24/2008	SOMERVELL			20080270	A103-E2
TXPL01110.55	PHIL A DUGGER	A	PLROW	5/23/2008	SOMERVELL			20082327	A103E3
TXPL01111.55	JAMES R HEWLETT	A	PLROW	5/21/2008	SOMERVELL			20082330	A103E3
TXPL01112.55	THOMAS L DUGGER ET UX	A	PLROW	5/20/2008	SOMERVELL			20082329	A103E3
TXPL01113.55	DOUGLAS DUGGER ET UX	A	PLROW	5/16/2008	SOMERVELL			20082325	A103E3
TXPL01146.55	LINDA IVY ET VIR	A	PLROW	7/9/2008	SOMERVELL			20082332	A103E3
TXPL01250.55	JAMES R HEWLETT	A	PLROW	10/2/2008	SOMERVELL			20083063	A103E-4
TXPL01261.55	JOHN C PARKER ET AL	A	PLROW	10/10/2008	SOMERVELL			20090626	A103E-4
TXPL01300.55	INGRAM CONCRETE LLC	A	PLROW	10/30/2008	SOMERVELL			20083081	A103E-4
TXPL01303.55	REBECCA BROWN KELLER	A	PLROW	11/11/2008	SOMERVELL			20083168	A103E-4
TXPL01332.55	SOMERVELL CR 319	A	PLROW	10/1/2008	SOMERVELL	N/A	N/A		A103E-4
TXPL01334.55	SOMERVELL CR 319	A	PLROW	10/1/2008	SOMERVELL	N/A	N/A		A103E-4A1

TXPL00371.55	ST TX ME20060147	A	PLROW	10/12/2006	SOMERVELL			45788	A103F
TXPL00400.55	JIM D NIXON ET UX	A	PLROW	9/16/2006	SOMERVELL			45443	A103G
TXPL00539.55	BENJAMIN L SMITH ET UX	A	PLROW	4/16/2007	SOMERVELL			20072295	A103H
TXPL00462.55	BENJAMIN L. SMITH ET UX	A	PLROW	2/5/2007	SOMERVELL			20070859	A103I
TXPL00464.55	KENNETH S GEORGE ET UX	A	PLROW	2/22/2007	SOMERVELL			20070858	A103I
TXPL00598.55	SOMERVELL COUNTY COMMISSIO	A	PERMIT	2/16/2007	SOMERVELL	N/A	N/A		A103I
TXPL01279.55	REECE WHITE	A	PLROW	6/6/2006	SOMERVELL			20080991	A103J
TXPL01246.55	REESE WHITE	A	SURF	8/4/2008	SOMERVELL			20082576	A103-O
TXPL01638.55	QUICKSILVER RESOURCES INC	A	PLROW	11/25/2008	SOMERVELL			20091723	A103R
TXPL01638.55	QUICKSILVER RESOURCES INC	A	PLROW	11/25/2008	SOMERVELL			20092477	A103R
TXPL01614.55	RODOLFO O LOPEZ ET UX	A	PLROW	12/28/2009	SOMERVELL			20100252	A101D1F
TXPL01620.55	DAVID ARROYOS ET UX	A	PLROW	1/4/2010	SOMERVELL			20100255	A101D1F
TX4390527.99	COWTOWN PIPELINE PARTNERS L	A	DEED	11/13/2008	TARRANT			D208425838	TX125

TXPL01393.55	SONE K SANGCHAN ET UX	A	PLROW	3/30/2005	TARRANT			D206161681	AAL104A2AZ

TXPL01437.55	KATY ROAD 29 AC LTD	A	PLROW	4/29/2005	TARRANT			D206119319	AAL104A2AZ
TX4390906.55	FW FORT WORTH 109 LP	A	SURF	2/4/2005	TARRANT			D205055739	AAL105
TXPL01453.55	TXDOT 220-HPG-10-05	A	PERMIT	1/7/2005	TARRANT				AAL105
TXPL01433.55	METROPORT CITIES FELLOWSHI	A	PLROW	1/12/2006	TARRANT			D206061771	AAL105D
TXPL01430.55	SYNERGY INDUSTRIAL PARK LT	A	PLROW	10/20/2004	TARRANT			D205055742	AAL105D1
TXPL01432.55	METROPORT CITIES FELLOWSHI	A	PLROW	1/12/2006	TARRANT			D206061770	AAL105D2
TXPL01459.55	TARRANT COUNTY 06-26	A	PERMIT	3/6/2006	TARRANT				AAL105D2
TX4390887.55	TRIPLE T FARMS LTD	A	SURF	2/27/2009	TARRANT			D209188718	AL100A1

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TX4390902.55	FORT WORTH RAILROAD SALVAG	A	SURF	3/30/2009	TARRANT			D209243916	AL103A2A
TXPL00522.55	THE OAKRIDGE SCHOOL INC	A	PLROW	6/23/2008	TARRANT			D208243759	LA001
TXPL00553.55	ARLINGTON INDEP SCHOOL DIS	A	PLROW	5/3/2007	TARRANT			D207161050	LA001
TXPL00562.55	303 JOINT VENTURE	A	PLROW	5/10/2007	TARRANT			D208092595	LA001
TXPL00582.55	DAN DIPERT TRAVEL SERVICE	A	PLROW	3/21/2008	TARRANT			D208106476	LA001
TXPL00584.55	ONCOR ELECTRIC DELIVERY CO	A	PLROW	5/23/2007	TARRANT			D207217422	LA001
TXPL00610.55	UNIVISION RADIO BROADCASTI	A	PLROW	6/5/2007	TARRANT			D207217424	LA001
TXPL00659.55	TXDOT #220-HPG-089-07	A	PERMIT	4/25/2007	TARRANT				LA001
TXPL00719.55	BOSWELL DEVELOPMENT CO	A	PLROW	8/14/2007	TARRANT			D207285909	LA001
TXPL00726.55	TXDOT # 220-HPG-055-07	A	PERMIT	4/19/2007	TARRANT	N/A	N/A		LA001
TXPL00757.55	VIVIENNE B WILLIAMS ET AL	A	PLROW	8/16/2007	TARRANT			D207298735	LA001
TXPL01306.55	QUICKSILVER RES INC ET AL	A	PLROW	6/3/2008	TARRANT			D208214148	LA001
TXPL00612.55	LOLA C VECERA	A	PLROW	6/1/2007	TARRANT			D207217426	LA002
TXPL00709.55	CYNTHIA ANN EVANS ESTES	A	PLROW	7/27/2007	TARRANT			D207295242	LA002
TXPL00711.55	JULIUS O’NEAL BELL ET AL	A	PLROW	7/27/2007	TARRANT			D207334248	LA002
TXPL00766.55	WILLIE STRAWTHER ET UX	A	PLROW	8/24/2007	TARRANT			D207334250	LA002
TXPL00778.55	EXTEX LAPORTE LP	A	PLROW	8/30/2007	TARRANT			D207348996	LA002
TXPL00826.55	BILLIE B MOSITES TRUST	A	PLROW	10/10/2007	TARRANT			D207378536	LA002
TXPL00832.55	KEITH KIDWILL	A	PLROW	10/8/2007	TARRANT			D207367967	LA002
TXPL00834.55	LEWIS & ASSOCIATES REALTOR	A	PLROW	11/13/2007	TARRANT			D207406410	LA002
TXPL00836.55	MICHAEL OLCOTT	A	PLROW	10/1/2007	TARRANT			D207367971	LA002
TXPL00838.55	MARY OLCOTT	A	PLROW	10/4/2007	TARRANT			D207367969	LA002
TXPL00840.55	OLIN GIBBINS	A	PLROW	9/18/2007	TARRANT			D207348993	LA002
TXPL00842.55	CECIL SANDERLIN	A	PLROW	9/26/2007	TARRANT			D207348994	LA002
TXPL00849.55	ELAINE HENDERSON	A	PLROW	10/10/2007	TARRANT			D207367965	LA002
TXPL00852.55	WHIZ-Q INC	A	PLROW	11/7/2007	TARRANT			D207406413	LA002
TXPL00871.55	ANCIENT OAKS LTD	A	PLROW	11/21/2007	TARRANT			D207430955	LA002

TXPL00880.55	WATERVIEW ESTATES NORTH LP	A	PLROW	11/7/2007	TARRANT			D207406414	LA002
TXPL00897.55	C.F. MULLINIX ESTATE	A	PLROW	12/3/2007	TARRANT			D207455787	LA002
TXPL00902.55	MORROW FAMILY TRUST	A	PLROW	11/26/2007	TARRANT			D207430954	LA002
TXPL00939.55	LEWIS & ASSOCIATES REALTOR	A	PLROW	1/11/2007	TARRANT			D208013954	LA002
TXPL00970.55	THELMA MULLINIX ESTATE	A	PLROW	11/29/2007	TARRANT			D207455789	LA002
TXPL00972.55	OAK CREEK HOUSING SYS LP	A	PLROW	12/26/2007	TARRANT			D207455784	LA002
TXPL00974.55	TECHLINE INC	A	PLROW	12/10/2007	TARRANT			D207455783	LA002
TXPL00981.55	CITY OF FORT WORTH	A	PLROW	1/16/2008	TARRANT			D208025886	LA002
TXPL00984.55	CITY OF FORT WORTH	A	PLROW	1/22/2008	TARRANT			D208025884	LA002
TXPL00993.55	LAR MHP HOLDINGS LP	A	PLROW	12/20/2007	TARRANT			D208013951	LA002
TXPL01287.55	CITY OF FORT WORTH	A	PLROW	3/13/2008	TARRANT				LA002
TXPL01536.55	CITY OF FORT WORTH	A	PLROW	7/1/2009	TARRANT				LA002C
TXPL01537.55	CITY OF FORT WORTH	A	PLROW	7/1/2009	TARRANT				LA002C

Exhibit

						Recorded —			Line
Agmt File No.	Grantor	Active	Agmt Type	Agmt Dtd	County	Book	Page	Instr #	ID/Prospect
TXPL01721.55	AIL INVESTMENTS LP	A	PLROW	1/1/2010	TARRANT			D210083619	AL103
TXPL01722.55	ALLIANCE CENTER WEST ASSOCIA	A	PLROW	1/1/2010	TARRANT			D210083620	AL103
TXPL01664.55	BNSF RAILWAY CO #10-40250	A	PERMIT	3/31/2010	TARRANT				AL103A
TXPL01668.55	BNSF RAILWAY CO #10-40340	A	PERMIT	4/9/2010	TARRANT				AL103A
TXPL01747.55	TXDOT 220-HPG-080-2010	A	PLROW	4/2/2010	TARRANT	N/A	N/A		AL103A
TXPL01759.55	TARRANT COUNTY PERMIT10-78	A	PERMIT	8/10/2010	TARRANT				AL103A
TXPL01748.55	TRINITY RIVER AUTHORITY OF TEX	A	PLROW	4/19/2010	TARRANT			D210143187	AL103A1B
TXPL01719.55	AIL INVESTMENTS LP	A	PLROW	1/1/2010	TARRANT			D210083607	AL103B
TXPL01712.55	AIL INVESTMENTS LP	A	PLROW	1/1/2010	TARRANT			2010-33492	AL103D
TXPL01725.55	ALLIANCE CENTER WEST ASSOCIA	A	PLROW	1/1/2010	TARRANT			D210083615	AL103E
TXPL01727.55	AIL INVESTMENTS LP	A	PLROW	1/1/2010	TARRANT			D210083616	AL103E
TXPL01548.55	UNION PACIFIC RR CO 243427	A	PERMIT	2/23/2007	TARRANT			243427	LA001
TXPL01548.55	UNION PACIFIC RR CO 243427	A	PERMIT	2/23/2007	TARRANT			243427	LA001
TXPL01549.55	UNION PACIFIC RR CO 243428	A	PERMIT	2/23/2007	TARRANT			243428	LA001
TXPL01549.55	UNION PACIFIC RR CO 243428	A	PERMIT	2/23/2007	TARRANT			243428	LA001
TXPL01710.55	TRINITY RIVER AUTHORITY OF TX	A	PERMIT	5/21/2010	TARRANT			D210143185	LA001A
TXPL01710.55	TRINITY RIVER AUTHORITY OF TX	A	PERMIT	5/21/2010	TARRANT			D210143185	LA001A
TXPL01755.55	TXDOT 220-HPG-069-10	A	PLROW	7/15/2010	TARRANT	N/A	N/A		LA002D
TXPL01552.55	LAWHON INC	A	PLROW	9/4/2009	TARRANT			D210022517	LA002D-1
TXPL01648.55	SOUTHEASTERN FREIGHT LINES IN	A	PLROW	3/5/2010	TARRANT				LA002D-1
TXPL01653.55	WINSTON ELECTRIC LP	A	PLROW	3/8/2010	TARRANT				LA002D-1
TXPL01653.55	WINSTON ELECTRIC LP	A	PLROW	3/8/2010	TARRANT				LA002D-1
TXPL01678.55	J L STEVENSON CORPORATION	A	PLROW	4/14/2010	TARRANT				LA002D-1
TXPL01679.55	PRIMARY REALTY ASSETS LP	A	PLROW	4/23/2010	TARRANT				LA002D-1
TXPL01741.55	MARY SUSAN OLCOTT	A	PLROW	7/21/2010	TARRANT				LA002F

TXPL01736.55	WHIZ-Q INC	A	SURF	7/13/2010	TARRANT				TX125
TXPL01693.55	CENTURION ACQUISITIONS LP	A	PLROW	5/12/2010	TARRANT				651-A
TXPL01694.55	TRANSCONTINENTAL REALTY INVE	A	PLROW	5/12/2010	TARRANT				651-A
TXPL01697.55	RWJ REALTY LLC	A	PLROW	5/18/2010	TARRANT				AL103A
TXPL01711.55	AIL INVESTMENTS LP	A	PLROW	1/1/2010	TARRANT			D210083608	AL103B1A
TXPL01726.55	AIL INVESTMENTS LP	A	PLROW	1/1/2010	TARRANT			D210083614	AL103E
TXPL01717.55	AIL INVESTMENTS LP	A	PLROW	1/1/2010	TARRANT			D210083618	AL103F
TXPL01703.55	BEAR CREEK PLAZA LTD TEXAS	A	PLROW	6/2/2010	TARRANT				AL105D
TXPL01705.55	GT/OLD DENTON LTD	A	PLROW	6/2/2010	TARRANT				AL105D
TXPL01676.55	CITY OF FORT WORTH	A	PLROW	4/14/2010	TARRANT				ALD100

Exhibit

Line Name	CURRENT OWNER	Sites
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
DRECHSEL 1H-2H LATERAL	Cowtown Pipeline Partners LP
DRECHSEL 1H-2H LATERAL	Cowtown Pipeline Partners LP
DRECHSEL 1H-2H LATERAL	Cowtown Pipeline Partners LP
DRECHSEL 1H-2H LATERAL	Cowtown Pipeline Partners LP
RADDE LATERAL	Cowtown Pipeline Partners LP
RADDE LATERAL	Cowtown Pipeline Partners LP
RADDE LATERAL	Cowtown Pipeline Partners LP
RADDE LATERAL	Cowtown Pipeline Partners LP
RADDE LATERAL	Cowtown Pipeline Partners LP
SEA SERPENT LATERAL	Cowtown Pipeline Partners LP
SEA SERPENT LATERAL	Cowtown Pipeline Partners LP
SEA SERPENT LATERAL	Cowtown Pipeline Partners LP
SEA SERPENT LATERAL	Cowtown Pipeline Partners LP
SEA SERPENT LATERAL	Cowtown Pipeline Partners LP
SEA SERPENT LATERAL	Cowtown Pipeline Partners LP
BENDER #1H LATERAL	Cowtown Pipeline Partners LP
BENDER #1H LATERAL	Cowtown Pipeline Partners LP
BENDER #1H LATERAL	Cowtown Pipeline Partners LP
BENDER #1H LATERAL	Cowtown Pipeline Partners LP
MARVEL GIRL LATERAL	Cowtown Pipeline Partners LP	Tie in
MAGNETO LATERAL	Cowtown Pipeline Partners LP
WOLVERINE LATERAL	Cowtown Pipeline Partners LP

ALLIANCE PIPELINE	Cowtown Pipeline Partners LP	Alliance Compression & Treating Facility

ALLIANCE PIPELINE	Cowtown Pipeline Partners LP	Alliance Compression & Treating Facility
ALLIANCE PIPELINE	Cowtown Pipeline Partners LP	Meter Facility Site
ALLIANCE 20” EAST LINE	Cowtown Pipeline Partners LP
ALLIANCE 20” EAST LINE	Cowtown Pipeline Partners LP
ALLIANCE 20” EAST LINE	Cowtown Pipeline Partners LP
ALLIANCE 20” EAST LINE	Cowtown Pipeline Partners LP
ALLIANCE 20” EAST LINE	Cowtown Pipeline Partners LP
ALLIANCE COMPRESSOR STATION TO
SPEEDWAY	Cowtown Pipeline Partners LP
ALLIANCE COMMERCE LOOP	Cowtown Pipeline Partners LP
ALLIANCE WEST EXT 156 TO BREWER G PAD	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
ALLIANCE COMPRESSOR STATION TO SPEEDWAY	Cowtown Pipeline Partners LP
ALLIANCE COMPRESSOR STATION TO SPEEDWAY	Cowtown Pipeline Partners LP
ALLIANCE GEBERT SOUTH LATERAL	Cowtown Pipeline Partners LP
ALLIANCE GEBERT NORTH PAD LATERAL LINE	Cowtown Pipeline Partners LP
ALLIANCE GEBERT C PAD TO NORTH LATERAL	Cowtown Pipeline Partners LP
ALLIANCE PIPELINE	Cowtown Pipeline Partners LP
ALLIANCE 12” LAT TO B PAD	Cowtown Pipeline Partners LP
ALLIANCE 20” WEST LINE	Cowtown Pipeline Partners LP

ALLIANCE LATERAL TO D PAD	Cowtown Pipeline Partners LP
ALPHABET CROSSING B PAD TO GRAPHICS	Cowtown Pipeline Partners LP
ALLIANCE COMPRESSOR STATION TO SPEEDWAY	Cowtown Pipeline Partners LP
ALLIANCE COMPRESSOR STATION TO SPEEDWAY	Cowtown Pipeline Partners LP
ALLIANCE COMPRESSOR STATION TO SPEEDWAY	Cowtown Pipeline Partners LP
ALLIANCE COMPRESSOR STATION TO SPEEDWAY	Cowtown Pipeline Partners LP
ALLIANCE COMPRESSOR STATION TO SPEEDWAY	Cowtown Pipeline Partners LP
ALLIANCE COMPRESSOR STATION TO SPEEDWAY	Cowtown Pipeline Partners LP
BUCANHAN LATERAL	Cowtown Pipeline Partners LP
ALFALFA #1H LATERAL	Cowtown Pipeline Partners LP
12” NORTHWEST MAINLINE	Cowtown Pipeline Partners LP	50x50foot surface site
BARNETT SHALE SO EXTENSION	Cowtown Pipeline Partners LP	Hood County Processing Plant
BARNETT SHALE SO EXTENSION	Cowtown Pipeline Partners LP	Dizzy Compressor Station
BARNETT SHALE SO EXTENSION	Cowtown Gas Processing Partners LP	Corvette Plant
BARNETT SHALE SO EXTENSION	Cowtown Gas Processing Partners LP	Warehouse Site
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP

MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP

MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
100x100 foot surface site Cowtown
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP	Pipeline Phase 1
100x100 foot surface site Cowtown
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP	Pipeline Phase 1
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
115x50foot surface site Cowtown Pipeline
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP	Phase 1
30x30 foot surface site Cowtown Pipeline
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP	Phase 1

Exhibit

Line Name	CURRENT OWNER	Sites
30x30 foot surface site Cowtown Pipeline
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP	Phase 1
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE TO CHARCA 1H WELL	Cowtown Pipeline Partners LP
MAINLINE TO CHARCA 1H WELL	Cowtown Pipeline Partners LP
MAINLINE TO CHARCA 1H WELL	Cowtown Pipeline Partners LP
30x50 footsurface site ETC to mainline
ETC — 20” MAINLINE INTERCONNECT	Cowtown Pipeline Partners LP	interconnet
PECAN PLANTATION LATERAL	Cowtown Pipeline Partners LP
PECAN PLANTATION LATERAL	Cowtown Pipeline Partners LP
PECAN PLANTATION LATERAL	Cowtown Pipeline Partners LP
PECAN PLANTATION LATERAL	Cowtown Pipeline Partners LP
PECAN PLANTATION LATERAL	Cowtown Pipeline Partners LP
PECAN PLANTATION LATERAL	Cowtown Pipeline Partners LP
PROFESSOR #2H LATERAL	Cowtown Pipeline Partners LP
MOONEY A #1H LATERAL	Cowtown Pipeline Partners LP
MOONEY A 2H-3H LATERAL	Cowtown Pipeline Partners LP
PARKER #1, 2 & 3H LATERAL	Cowtown Pipeline Partners LP
MARY ANN LATERAL 5H-7H	Cowtown Pipeline Partners LP
STATION BRANCH RANCH MAINLINE LATERAL	Cowtown Pipeline Partners LP
STATION BRANCH RANCH MAINLINE LATERAL	Cowtown Pipeline Partners LP
STATION BRANCH RANCH MAINLINE LATERAL	Cowtown Pipeline Partners LP
STATION BRANCH RANCH MAINLINE LATERAL	Cowtown Pipeline Partners LP
STATION BRANCH RANCH MAINLINE LATERAL	Cowtown Pipeline Partners LP
STATION BRANCH RANCH MAINLINE LATERAL	Cowtown Pipeline Partners LP
STATION BRANCH RANCH MAINLINE LATERAL	Cowtown Pipeline Partners LP
TRAPPER JOHN LATERAL	Cowtown Pipeline Partners LP
TRAPPER JOHN 1H & 2H LATERAL	Cowtown Pipeline Partners LP
TRAPPER JOHN 1H & 2H LATERAL	Cowtown Pipeline Partners LP
TRAPPER JOHN 3H & 4H LATERAL	Cowtown Pipeline Partners LP
TRAPPER JOHN 3H & 4H LATERAL	Cowtown Pipeline Partners LP
STATION BRANCH RANCH 1H WELL PAD
LATERAL	Cowtown Pipeline Partners LP
STATION BRANCH RANCH 1H WELL PAD
LATERAL	Cowtown Pipeline Partners LP
J B MOONEY 1H LATERAL	Cowtown Pipeline Partners LP
Z BAR LAND 1H LATERAL	Cowtown Pipeline Partners LP
Z BAR LAND & CATTLE CO 2H & 3H LATERAL	Cowtown Pipeline Partners LP
Z BAR LAND & CATTLE CO 2H & 3H LATERAL	Cowtown Pipeline Partners LP
SMELLY LATERAL	Cowtown Pipeline Partners LP
SMELLY LATERAL	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
SMELLY LATERAL	Cowtown Pipeline Partners LP
SMELLY LATERAL	Cowtown Pipeline Partners LP
LUCY LATERAL	Cowtown Pipeline Partners LP
LUCY LATERAL	Cowtown Pipeline Partners LP
LUCY LATERAL	Cowtown Pipeline Partners LP
SMELLEY B1H LATERAL	Cowtown Pipeline Partners LP
SMELLEY B1H LATERAL	Cowtown Pipeline Partners LP
EL CAMINO LATERAL	Cowtown Pipeline Partners LP
EL CAMINO LATERAL	Cowtown Pipeline Partners LP
EL CAMINO LATERAL	Cowtown Pipeline Partners LP
EL CAMINO LATERAL	Cowtown Pipeline Partners LP
EL CAMINO LATERAL	Cowtown Pipeline Partners LP
EL CAMINO LATERAL	Cowtown Pipeline Partners LP
EL CAMINO LATERAL	Cowtown Pipeline Partners LP
EL CAMINO LATERAL	Cowtown Pipeline Partners LP
EL CAMINO LATERAL	Cowtown Pipeline Partners LP
EL CAMINO LATERAL	Cowtown Pipeline Partners LP
EL CAMINO LATERAL	Cowtown Pipeline Partners LP
EL CAMINO LATERAL	Cowtown Pipeline Partners LP
EL CAMINO LATERAL	Cowtown Pipeline Partners LP
EL CAMINO LATERAL	Cowtown Pipeline Partners LP	50x30x84.94 foot surface site
EL CAMINO LATERAL	Cowtown Pipeline Partners LP	50x50 foot Surface Site
EL CAMINO LATERAL	Cowtown Pipeline Partners LP	10x30 surface site
SUGAR CRISP LATERAL	Cowtown Pipeline Partners LP	50x50 foot surface site
SUGAR CRISP LATERAL	Cowtown Pipeline Partners LP
SUGAR CRISP LATERAL	Cowtown Pipeline Partners LP
SUGAR CRISP LATERAL	Cowtown Pipeline Partners LP
SUGAR CRISP LATERAL	Cowtown Pipeline Partners LP
SUGAR CRISP 3H LATERAL	Cowtown Pipeline Partners LP
SUGAR CRISP 3H LATERAL	Cowtown Pipeline Partners LP
SUGAR CRISP 3H LATERAL	Cowtown Pipeline Partners LP
SUGAR CRISP 3H LATERAL	Cowtown Pipeline Partners LP
SUGAR CRISP 3H LATERAL	Cowtown Pipeline Partners LP
SUGAR CRISP 3H LATERAL	Cowtown Pipeline Partners LP
SUGAR CRISP 3H LATERAL	Cowtown Pipeline Partners LP
SUGAR CRISP 3H LATERAL	Cowtown Pipeline Partners LP
SUGAR CRISP 3H LATERAL	Cowtown Pipeline Partners LP
SILVER BULLET LINE	Cowtown Pipeline Partners LP
SILVER BULLET LINE	Cowtown Pipeline Partners LP
SILVER BULLET LINE	Cowtown Pipeline Partners LP
THURSTON HOWELL LATERAL	Cowtown Pipeline Partners LP
THURSTON HOWELL LATERAL	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
MONTE CARLO #1H LATERAL	Cowtown Pipeline Partners LP

MONTE CARLO #1H LATERAL	Cowtown Pipeline Partners LP
EL CAMINO #1H LATERAL	Cowtown Pipeline Partners LP	30x30 foot Surface Site and 20foot wide ingress road

SPUDS LATERAL	Cowtown Pipeline Partners LP
SAN RAPHAEL LATERAL	Cowtown Pipeline Partners LP
SAN RAPHAEL LATERAL	Cowtown Pipeline Partners LP
SAN RAPHAEL LATERAL	Cowtown Pipeline Partners LP
SAN RAPHAEL LATERAL	Cowtown Pipeline Partners LP
SAN RAPHAEL LATERAL	Cowtown Pipeline Partners LP
LOVIE 1H & 2H LATERAL	Cowtown Pipeline Partners LP
LOVIE 1H & 2H LATERAL	Cowtown Pipeline Partners LP
LOVIE 1H & 2H LATERAL	Cowtown Pipeline Partners LP
SKIPPER #1 & 1H LATERAL	Cowtown Pipeline Partners LP
SKIPPER #1 & 1H LATERAL	Cowtown Pipeline Partners LP
SKIPPER #1 & 1H LATERAL	Cowtown Pipeline Partners LP
HONEYCOMB #1H — 4H LATERAL	Cowtown Pipeline Partners LP
SKIPPER #3, 4 & 5H LATERAL	Cowtown Pipeline Partners LP
SKIPPER #3, 4 & 5H LATERAL	Cowtown Pipeline Partners LP
BURLINGTON CONOCO LATERAL	Cowtown Pipeline Partners LP
SUGAR CRISP 4H-5H LATERAL	Cowtown Pipeline Partners LP
SUGAR CRISP 4H-5H LATERAL	Cowtown Pipeline Partners LP
SUGAR CRISP 4H-5H LATERAL	Cowtown Pipeline Partners LP
LANGDON #1H LATERAL FROM MAINLINE	Cowtown Pipeline Partners LP
A100I LATERAL TO LANGDON #1H	Cowtown Pipeline Partners LP
DEVON-CHRISTINE’S LUCKY DRAW	Cowtown Pipeline Partners LP
DEVON-CHRISTINE’S LUCKY DRAW	Cowtown Pipeline Partners LP
CHRISTINE’S LUCKY DRAW 3H LATERAL	Cowtown Pipeline Partners LP
STEWART 3H LATERAL	Cowtown Pipeline Partners LP
COLONEL FLAGG #1H LATERAL	Cowtown Pipeline Partners LP
COLONEL FLAGG 4H-7H LATERAL	Cowtown Pipeline Partners LP
CORVETTE LATERAL LINE	Cowtown Pipeline Partners LP
CORVETTE LATERAL LINE	Cowtown Pipeline Partners LP

CORVETTE LATERAL LINE	Cowtown Pipeline Partners LP
CORVETTE LATERAL LINE	Cowtown Pipeline Partners LP
CORVETTE LATERAL LINE	Cowtown Pipeline Partners LP
CORVETTE LATERAL LINE	Cowtown Pipeline Partners LP
CORVETTE LATERAL LINE	Cowtown Pipeline Partners LP
CORVETTE LATERAL LINE	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
CORVETTE LATERAL LINE	Cowtown Pipeline Partners LP
CORVETTE LATERAL LINE	Cowtown Pipeline Partners LP
CORVETTE LATERAL LINE	Cowtown Pipeline Partners LP
CORVETTE LATERAL LINE	Cowtown Pipeline Partners LP
CORVETTE LATERAL LINE	Cowtown Pipeline Partners LP
CORVETTE LATERAL LINE	Cowtown Pipeline Partners LP
CORVETTE #1H LATERAL	Cowtown Pipeline Partners LP
K R MIXER 1H-4H LATERAL	Cowtown Pipeline Partners LP
T & P LATERAL	Cowtown Pipeline Partners LP
T & P LATERAL	Cowtown Pipeline Partners LP
T & P LATERAL	Cowtown Pipeline Partners LP
T & P LATERAL	Cowtown Pipeline Partners LP
T & P LATERAL	Cowtown Pipeline Partners LP
T & P LATERAL	Cowtown Pipeline Partners LP
T & P LATERAL TO 1H, 5H & 6H WP	Cowtown Pipeline Partners LP
T & P LATERAL TO 2H & 7H WP	Cowtown Pipeline Partners LP
T & P LATERAL TO 2H & 7H WP	Cowtown Pipeline Partners LP	50x50 foot surface site
BIG ROCK CANDY MOUNTAIN 1H-4H LATERAL	Cowtown Pipeline Partners LP
YOSEMITE SAM LATERAL	Cowtown Pipeline Partners LP
YOSEMITE SAM LATERAL	Cowtown Pipeline Partners LP
YOSEMITE SAM LATERAL	Cowtown Pipeline Partners LP
YOSEMITE SAM LATERAL	Cowtown Pipeline Partners LP

YOSEMITE SAM LATERAL	Cowtown Pipeline Partners LP
YOSEMITE SAM LATERAL	Cowtown Pipeline Partners LP
YOSEMITE SAM LATERAL	Cowtown Pipeline Partners LP
YOSEMITE SAM LATERAL	Cowtown Pipeline Partners LP
4” RED DRAGON 3H-4H LATERAL	Cowtown Pipeline Partners LP
SHERRI P 1H-4H LATERAL	Cowtown Pipeline Partners LP
PRICE 1H-4H LATERAL	Cowtown Pipeline Partners LP
PRICE 1H-4H LATERAL	Cowtown Pipeline Partners LP
PRICE 5H-8H LATERAL	Cowtown Pipeline Partners LP
KEITH RANDLE TRUST LATERAL	Cowtown Pipeline Partners LP
8” CORVETTE EXTENSION	Cowtown Pipeline Partners LP
8” CORVETTE EXTENSION	Cowtown Pipeline Partners LP

8” CORVETTE EXTENSION	Cowtown Pipeline Partners LP

MCGILVERY LATERAL	Cowtown Pipeline Partners LP
MCGILVERY LATERAL	Cowtown Pipeline Partners LP
MCGILVERY LATERAL	Cowtown Pipeline Partners LP
CORVETTE #2H LATERAL	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
LAFRANCE #1H & #2H LATERAL	Cowtown Pipeline Partners LP
OLIVIA UNIT LATERAL	Cowtown Pipeline Partners LP
KIMMEL #1H LATERAL	Cowtown Pipeline Partners LP
KIMMEL #1H LATERAL	Cowtown Pipeline Partners LP
KIMMEL #1H LATERAL	Cowtown Pipeline Partners LP
KIMMEL #1H LATERAL	Cowtown Pipeline Partners LP
KIMMEL #1H LATERAL	Cowtown Pipeline Partners LP
KIMMEL #1H LATERAL	Cowtown Pipeline Partners LP
KIMMEL #1H LATERAL	Cowtown Pipeline Partners LP
SAM MARSHALL #1H LATERAL	Cowtown Pipeline Partners LP
SAM MARSHALL #1H LATERAL	Cowtown Pipeline Partners LP

MARSHALL #2H LATERAL	Cowtown Pipeline Partners LP
MARSHALL #2H LATERAL	Cowtown Pipeline Partners LP

SAM MARSHALL #2 TO COYOTE CROSSING	Cowtown Pipeline Partners LP
SAM MARSHALL #2 TO COYOTE CROSSING	Cowtown Pipeline Partners LP
SAM MARSHALL #2 TO COYOTE CROSSING	Cowtown Pipeline Partners LP
SAM MARSHALL #2 TO COYOTE CROSSING	Cowtown Pipeline Partners LP

SAM MARSHALL A #1H LATERAL	Cowtown Pipeline Partners LP

SAM MARSHALL A #1H LATERAL	Cowtown Pipeline Partners LP

SAM MARSHALL A #1H LATERAL	Cowtown Pipeline Partners LP
RED DRAGON #1H & #2H LATERAL	Cowtown Pipeline Partners LP
RANDLE 1H-6H LATERAL	Cowtown Pipeline Partners LP
SUNNYE 1H & 2H LATERAL	Cowtown Pipeline Partners LP
SUNNYE 1H & 2H LATERAL	Cowtown Pipeline Partners LP
HUMMER 1H & 2H LATERAL	Cowtown Pipeline Partners LP
HUMMER 1H & 2H LATERAL	Cowtown Pipeline Partners LP
JAMES # 1H-3H LATERAL	Cowtown Pipeline Partners LP
JAMES # 1H-3H LATERAL	Cowtown Pipeline Partners LP

JAMES # 1H-3H LATERAL	Cowtown Pipeline Partners LP
JAMES # 1H-3H LATERAL	Cowtown Pipeline Partners LP
JAMES # 1H-3H LATERAL	Cowtown Pipeline Partners LP
JAMES # 1H-3H LATERAL	Cowtown Pipeline Partners LP
JAMES # 1H-3H LATERAL	Cowtown Pipeline Partners LP
JAMES # 1H-3H LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL PHASE 2	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL PHASE 2	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL PHASE 2	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL PHASE 2	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL PHASE 2	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL PHASE 2	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL PHASE 2	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL PHASE 3 PART 2	Cowtown Pipeline Partners LP
12” BOY SCOUT LATERAL PHASE 3 PART 2	Cowtown Pipeline Partners LP
MILSTREAM LATERAL	Cowtown Pipeline Partners LP
MILSTREAM LATERAL	Cowtown Pipeline Partners LP
MILSTREAM LATERAL	Cowtown Pipeline Partners LP
PALLMEYER LATERAL	Cowtown Pipeline Partners LP
PALLMEYER LATERAL	Cowtown Pipeline Partners LP
PALLMEYER LATERAL	Cowtown Pipeline Partners LP
PALLMEYER EAST LATERAL	Cowtown Pipeline Partners LP
KAMEL LATERAL	Cowtown Pipeline Partners LP
KAMEL LATERAL	Cowtown Pipeline Partners LP
STEWART LANGDON LATERAL	Cowtown Pipeline Partners LP
LANGDON A3H AND A4H LATERAL	Cowtown Pipeline Partners LP
HELTON 1H LATERAL	Cowtown Pipeline Partners LP
HELTON 1H LATERAL	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
KIDD #1H	Cowtown Pipeline Partners LP
BOB DENVER #1 & 2H CONNECT	Cowtown Pipeline Partners LP
CHRISSY & TEJAS WELLS LATERAL	Cowtown Pipeline Partners LP
CHRISSY & TEJAS WELLS LATERAL	Cowtown Pipeline Partners LP
CHRISSY & TEJAS WELLS LATERAL	Cowtown Pipeline Partners LP
CHRISSY & TEJAS WELLS LATERAL	Cowtown Pipeline Partners LP
CHRISSY & TEJAS WELLS LATERAL	Cowtown Pipeline Partners LP
CHRISSY & TEJAS WELLS LATERAL	Cowtown Pipeline Partners LP
CHRISSY & TEJAS WELLS LATERAL	Cowtown Pipeline Partners LP
CHRISSY & TEJAS WELLS LATERAL	Cowtown Pipeline Partners LP
CHRISSY & TEJAS WELLS LATERAL	Cowtown Pipeline Partners LP
CHRISSY & TEJAS WELLS LATERAL	Cowtown Pipeline Partners LP
ENCANA STEWART #1H TIE IN	Cowtown Pipeline Partners LP
ENCANA STEWART #1H TIE IN	Cowtown Pipeline Partners LP	Ingress Road easement
ENCANA STEWART #1H TIE IN	Cowtown Pipeline Partners LP
TEJAS WESTERN EXTENSION	Cowtown Pipeline Partners LP
TEJAS WESTERN EXTENSION	Cowtown Pipeline Partners LP
TEJAS WESTERN EXTENSION	Cowtown Pipeline Partners LP	50x50 foot surface site
TEJAS WESTERN EXTENSION	Cowtown Pipeline Partners LP
TEJAS WESTERN EXTENSION	Cowtown Pipeline Partners LP
TEJAS WESTERN EXTENSION	Cowtown Pipeline Partners LP
ACTON MEADOW 1H LATERAL	Cowtown Pipeline Partners LP
BURLINGTON KIDD #3H	Cowtown Pipeline Partners LP
HINTON #1H WELL CONNECT	Cowtown Pipeline Partners LP
BROYLES #1H LATERAL	Cowtown Pipeline Partners LP
BROYLES #1H LATERAL	Cowtown Pipeline Partners LP
BROYLES #1H LATERAL	Cowtown Pipeline Partners LP
BROYLES #1H LATERAL	Cowtown Pipeline Partners LP
BROYLES #1H LATERAL	Cowtown Pipeline Partners LP	50x50 foot surface site
BROYLES 3H-5H LATERALS	Cowtown Pipeline Partners LP
CHESBROUGH — SHAW LATERAL	Cowtown Pipeline Partners LP
CHESBROUGH — SHAW LATERAL	Cowtown Pipeline Partners LP	30x30 foot surface
CHESBROUGH — SHAW LATERAL	Cowtown Pipeline Partners LP	30x50 foot surface site
SASS UNIT 1H — 7H LATERAL	Cowtown Pipeline Partners LP
SASS UNIT 1H — 7H LATERAL	Cowtown Pipeline Partners LP
SASS UNIT 1H — 7H LATERAL	Cowtown Pipeline Partners LP	50x50 foot Surface Site
GLEEN #1H-4H LATERAL	Cowtown Pipeline Partners LP
GLEEN #1H-4H LATERAL	Cowtown Pipeline Partners LP
GLEEN #1H-4H LATERAL	Cowtown Pipeline Partners LP
GLEEN #1H-4H LATERAL	Cowtown Pipeline Partners LP	30x30 foot Surface Site
GLEEN #1H-4H LATERAL	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
BOB DENVER #5, 6 & 7H LATERAL	Cowtown Pipeline Partners LP
BOB DENVER #3 & 4H LATERAL	Cowtown Pipeline Partners LP
SS MINNOW LATERAL	Cowtown Pipeline Partners LP
GILLIGAN UNIT #2 LATERAL	Cowtown Pipeline Partners LP
BURLINGTON KIDD #5 & 6H LATERAL	Cowtown Pipeline Partners LP
BURLINGTON KIDD #5 & 6H LATERAL	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP
20” WEST MAINLINE	Cowtown Pipeline Partners LP	50x50 foot surface site
MAJOR BURNS #1H LATERAL	Cowtown Pipeline Partners LP
MAJOR BURNS #1H LATERAL	Cowtown Pipeline Partners LP
MAJOR BURNS #1H LATERAL	Cowtown Pipeline Partners LP
CANNIBAL #1 LATERAL	Cowtown Pipeline Partners LP
NORTHWEST LATERAL	Cowtown Pipeline Partners LP
NORTHWEST LATERAL	Cowtown Pipeline Partners LP
NORTHWEST LATERAL	Cowtown Pipeline Partners LP
BROWN EYED GIRL LATERAL	Cowtown Pipeline Partners LP
BROWN EYED GIRL LATERAL	Cowtown Pipeline Partners LP
BROWN EYED GIRL EXTENSION LATERAL	Cowtown Pipeline Partners LP
BROWN EYED GIRL EXTENSION LATERAL	Cowtown Pipeline Partners LP
BROWN EYED GIRL EXTENSION LATERAL	Cowtown Pipeline Partners LP
MASSEY #1H LATERAL	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
NOEL #1H WELL CONNECT	Cowtown Pipeline Partners LP
NOEL #1H WELL CONNECT	Cowtown Pipeline Partners LP
NOEL #1H WELL CONNECT	Cowtown Pipeline Partners LP
NOEL #1H WELL CONNECT	Cowtown Pipeline Partners LP
NOEL #1H WELL CONNECT	Cowtown Pipeline Partners LP
NOEL #1H WELL CONNECT	Cowtown Pipeline Partners LP
NOEL #1H WELL CONNECT	Cowtown Pipeline Partners LP
NOEL #1H WELL CONNECT	Cowtown Pipeline Partners LP
NOEL #1H WELL CONNECT	Cowtown Pipeline Partners LP
NOEL #1H WELL CONNECT	Cowtown Pipeline Partners LP
NOEL #1H WELL CONNECT	Cowtown Pipeline Partners LP
NOEL #1H WELL CONNECT	Cowtown Pipeline Partners LP
NOEL #1H WELL CONNECT	Cowtown Pipeline Partners LP
NOEL #1H WELL CONNECT	Cowtown Pipeline Partners LP
NOEL #1H WELL CONNECT	Cowtown Pipeline Partners LP
NOEL #1H WELL CONNECT	Cowtown Pipeline Partners LP
DORIS FINLEY LATERAL	Cowtown Pipeline Partners LP
DORIS FINLEY LATERAL	Cowtown Pipeline Partners LP
DORIS FINLEY LATERAL	Cowtown Pipeline Partners LP
DORIS FINLEY LATERAL	Cowtown Pipeline Partners LP
DORIS FINLEY LATERAL	Cowtown Pipeline Partners LP
DORIS FINLEY LATERAL	Cowtown Pipeline Partners LP
DORIS FINLEY LATERAL	Cowtown Pipeline Partners LP
WILLIAMS FINN LATERAL	Cowtown Pipeline Partners LP
WILLIAMS FINN LATERAL	Cowtown Pipeline Partners LP
WILLIAMS FINN LATERAL	Cowtown Pipeline Partners LP
WILLIAMS FINN LATERAL	Cowtown Pipeline Partners LP
WILLIAMS FINN LATERAL	Cowtown Pipeline Partners LP
WILLIAMS FINN LATERAL	Cowtown Pipeline Partners LP
WILLIAMS FINN LATERAL	Cowtown Pipeline Partners LP
WILLIAMS FINN LATERAL	Cowtown Pipeline Partners LP
WILLIAMS FINN LATERAL	Cowtown Pipeline Partners LP
BERLIN 1H LATERAL	Cowtown Pipeline Partners LP
BERLIN 1H LATERAL	Cowtown Pipeline Partners LP
BERLIN 1H LATERAL	Cowtown Pipeline Partners LP
BERLIN 1H LATERAL	Cowtown Pipeline Partners LP	50x50 foot surface site & 30x30 foot Surface Site
LUKER HAMMER LATERAL	Cowtown Pipeline Partners LP
LUKER HAMMER LATERAL	Cowtown Pipeline Partners LP
LUKER HAMMER LATERAL	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
LUKER HAMMER LATERAL	Cowtown Pipeline Partners LP
LUKER HAMMER LATERAL	Cowtown Pipeline Partners LP
LUKER HAMMER LATERAL	Cowtown Pipeline Partners LP	20x20 foot Surface Site and a 50x50 foot Surface Site
BLUE DUCK LATERAL	Cowtown Pipeline Partners LP
BLUE DUCK LATERAL	Cowtown Pipeline Partners LP
BLUE DUCK LATERAL	Cowtown Pipeline Partners LP
BLUE DUCK LATERAL	Cowtown Pipeline Partners LP
BLUE DUCK LATERAL	Cowtown Pipeline Partners LP	50x50 foot Surface Site
CAVEN LATERAL	Cowtown Pipeline Partners LP
CAVEN LATERAL	Cowtown Pipeline Partners LP
CAVEN LATERAL	Cowtown Pipeline Partners LP
CAVEN LATERAL	Cowtown Pipeline Partners LP
CAVEN LATERAL	Cowtown Pipeline Partners LP
CAVEN LATERAL	Cowtown Pipeline Partners LP
BYRL HAYWORTH 1H-6H LATERAL	Cowtown Pipeline Partners LP
WILLIAMS FINN EXTENSION LATERAL	Cowtown Pipeline Partners LP
WILLIAMS FINN EXTENSION LATERAL	Cowtown Pipeline Partners LP
WILLIAMS FINN EXTENSION LATERAL	Cowtown Pipeline Partners LP
WILLIAMS FINN EXTENSION LATERAL	Cowtown Pipeline Partners LP
JULIA ROSE LATERAL	Cowtown Pipeline Partners LP
JULIA ROSE LATERAL	Cowtown Pipeline Partners LP
JULIA ROSE LATERAL	Cowtown Pipeline Partners LP
JULIA ROSE LATERAL	Cowtown Pipeline Partners LP
JULIA ROSE LATERAL	Cowtown Pipeline Partners LP
JULIA ROSE LATERAL	Cowtown Pipeline Partners LP
JULIA ROSE LATERAL	Cowtown Pipeline Partners LP
GRACIE LATERAL	Cowtown Pipeline Partners LP
GRACIE LATERAL	Cowtown Pipeline Partners LP
GRACIE LATERAL	Cowtown Pipeline Partners LP
WEST MAINLINE EXTENSION	Cowtown Pipeline Partners LP
RODRIGO JAKE O KINNARD 1H-3H LATERAL	Cowtown Pipeline Partners LP	?

Exhibit

Line Name	CURRENT OWNER	Sites
RODRIGO JAKE O KINNARD 1H-3H LATERAL	Cowtown Pipeline Partners LP	?
RODRIGO JAKE O KINNARD 1H-3H LATERAL	Cowtown Pipeline Partners LP	?
BROWN HILL	Cowtown Pipeline Partners LP
BROWN HILL	Cowtown Pipeline Partners LP
HENRY ZWEIFEL LATERAL	Cowtown Pipeline Partners LP
PLANT TO GULF TERRA TX PL	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
RADAR 1H LATERAL	Cowtown Pipeline Partners LP
RADAR 3H LATERAL	Cowtown Pipeline Partners LP
POSSUM HOLLER 2H-4H TO HAYWIRE 1H	Cowtown Pipeline Partners LP
POSSUM HOLLER 2H-4H TO HAYWIRE 1H	Cowtown Pipeline Partners LP
CARRIZO TURNEY LATERAL	Cowtown Pipeline Partners LP
BURLINGTON CONOCO GRANBURY WEST LATERAL	Cowtown Pipeline Partners LP
PUTTEET LATERAL TO CPF	Cowtown Pipeline Partners LP
SHIPLEY/HOOVER LATERAL	Cowtown Pipeline Partners LP
SHIPLEY/HOOVER LATERAL	Cowtown Pipeline Partners LP
SHIPLEY/HOOVER LATERAL	Cowtown Pipeline Partners LP
SHIPLEY/HOOVER LATERAL	Cowtown Pipeline Partners LP
SHIPLEY/HOOVER LATERAL	Cowtown Pipeline Partners LP
SHIPLEY/HOOVER LATERAL	Cowtown Pipeline Partners LP
12” NORTHWEST MAINLINE	Cowtown Pipeline Partners LP
WELLMAN WELLS	Cowtown Pipeline Partners LP
SHIPLEY PIPELINE LATERAL	Cowtown Pipeline Partners LP
SHIPLEY PIPELINE LATERAL	Cowtown Pipeline Partners LP
SHIPLEY PIPELINE LATERAL	Cowtown Pipeline Partners LP
SHIPLEY PIPELINE LATERAL	Cowtown Pipeline Partners LP
SHIPLEY PIPELINE LATERAL	Cowtown Pipeline Partners LP
CORVETTE PLANT 3 RESIDUE LATERAL	Cowtown Pipeline Partners LP
CORVETTE PLANT 3 RESIDUE LATERAL	Cowtown Pipeline Partners LP
CORVETTE PLANT TO TAYLOR SWD	Cowtown Pipeline Partners LP
CORVETTE PLANT TO TAYLOR SWD	Cowtown Pipeline Partners LP
BURLINGTON CONOCO EAST LATERAL	Cowtown Pipeline Partners LP
BURLINGTON CONOCO LATERAL	Cowtown Pipeline Partners LP
RANGE RESOURCES GREEN CONNECT	Cowtown Pipeline Partners LP
RANGE RESOURCES B CONNECT	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
RANGE RESOURCES B CONNECT	Cowtown Pipeline Partners LP
MILSTREAM LATERAL	Cowtown Pipeline Partners LP
MILSTREAM LATERAL	Cowtown Pipeline Partners LP
MILSTREAM LATERAL	Cowtown Pipeline Partners LP
MILSTREAM LATERAL	Cowtown Pipeline Partners LP
MILSTREAM LATERAL	Cowtown Pipeline Partners LP
MILSTREAM LATERAL	Cowtown Pipeline Partners LP
DECORDOVA LATERAL	Cowtown Pipeline Partners LP
DECORDOVA LATERAL	Cowtown Pipeline Partners LP
DECORDOVA LATERAL	Cowtown Pipeline Partners LP
DECORDOVA LATERAL	Cowtown Pipeline Partners LP
DECORDOVA LATERAL	Cowtown Pipeline Partners LP
DYER UNIT LATERAL	Cowtown Pipeline Partners LP
DYER UNIT LATERAL	Cowtown Pipeline Partners LP
DYER UNIT LATERAL	Cowtown Pipeline Partners LP
DYER UNIT LATERAL	Cowtown Pipeline Partners LP
DYER UNIT LATERAL	Cowtown Pipeline Partners LP
DYER UNIT LATERAL	Cowtown Pipeline Partners LP
DYER UNIT LATERAL	Cowtown Pipeline Partners LP
DYER UNIT LATERAL	Cowtown Pipeline Partners LP
DYER UNIT LATERAL	Cowtown Pipeline Partners LP
DYER UNIT LATERAL	Cowtown Pipeline Partners LP
DYER UNIT LATERAL	Cowtown Pipeline Partners LP
DYER UNIT LATERAL	Cowtown Pipeline Partners LP
DYER UNIT LATERAL	Cowtown Pipeline Partners LP
DYER UNIT LATERAL	Cowtown Pipeline Partners LP
BROWN EYED GIRL EXTENSION LATERAL	Cowtown Pipeline Partners LP
BROWN EYED GIRL EXTENSION LATERAL	Cowtown Pipeline Partners LP
CAVEN LATERAL	Cowtown Pipeline Partners LP
JULIA ROSE LATERAL	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
JULIA ROSE LATERAL	Cowtown Pipeline Partners LP
JULIA ROSE LATERAL	Cowtown Pipeline Partners LP
JULIA ROSE LATERAL	Cowtown Pipeline Partners LP
JULIA ROSE LATERAL	Cowtown Pipeline Partners LP
JULIA ROSE LATERAL	Cowtown Pipeline Partners LP
JULIA ROSE LATERAL	Cowtown Pipeline Partners LP
CRABTREE 1H — 10H LATERAL	Cowtown Pipeline Partners LP
HARRIS LANGFORD LATERAL	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP
MAINLINE CRESSON HOOD CO PLANT	Cowtown Pipeline Partners LP	30x40 foot surface site Cowtown Pipeline Phase 1
MAINLINE TO CHARCA 1H WELL	Cowtown Pipeline Partners LP
MAINLINE TO CHARCA 1H WELL	Cowtown Pipeline Partners LP
MAINLINE TO CHARCA 1H WELL	Cowtown Pipeline Partners LP
MAINLINE TO CHARCA 1H WELL	Cowtown Pipeline Partners LP
MAINLINE TO CHARCA 1H WELL	Cowtown Pipeline Partners LP	50x100 foot surface site Charca Hanger #1H
MAINLINE TO CHARCA 1H WELL	Cowtown Pipeline Partners LP
MAINLINE TO CHARCA 1H WELL	Cowtown Pipeline Partners LP
CHARCA #1H LATERAL	Cowtown Pipeline Partners LP
CHARCA #2H LATERAL	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
FREELAND HANGER TRUST LATERAL	Cowtown Pipeline Partners LP

FREELAND HANGER TRUST LATERAL	Cowtown Pipeline Partners LP
FREELAND HANGER TRUST LATERAL	Cowtown Pipeline Partners LP
FREELAND HANGER TRUST LATERAL	Cowtown Pipeline Partners LP
FREELAND HANGER TRUST LATERAL	Cowtown Pipeline Partners LP
FREELAND HANGER TRUST LATERAL	Cowtown Pipeline Partners LP

FREELAND #2H LATERAL	Cowtown Pipeline Partners LP
XTO/CHARCA HANGER LATERAL	Cowtown Pipeline Partners LP
XTO TAP & METER CHARCA HANGER LATERAL	Cowtown Pipeline Partners LP	520x15 foot surface site Tap & Meter
CHARCA #3H LATERAL/GAS LIFT SYS	Cowtown Pipeline Partners LP
CHARCA #3H LATERAL/GAS LIFT SYS	Cowtown Pipeline Partners LP
CHARCA #3H LATERAL/GAS LIFT SYS	Cowtown Pipeline Partners LP
CHARCA-HANGER #1 LATERAL	Cowtown Pipeline Partners LP
NIMROD 1H LATERAL	Cowtown Pipeline Partners LP
HENSON-MILES LATERAL	Cowtown Pipeline Partners LP	30x40 foot surface site miles lateral ext to mainline
HENSON-MILES LATERAL	Cowtown Pipeline Partners LP

HENSON-MILES LATERAL	Cowtown Pipeline Partners LP
HENSON-MILES LATERAL	Cowtown Pipeline Partners LP
HENSON-MILES LATERAL	Cowtown Pipeline Partners LP
HENSON-MILES LATERAL	Cowtown Pipeline Partners LP
HENSON-MILES LATERAL	Cowtown Pipeline Partners LP
HENSON-MILES LATERAL	Cowtown Pipeline Partners LP
HENSON-MILES LATERAL	Cowtown Pipeline Partners LP
HENSON-MILES LATERAL	Cowtown Pipeline Partners LP
MILES #3 TO MILES #1 LINE	Cowtown Pipeline Partners LP
MILES #3 TO MILES #1 LINE	Cowtown Pipeline Partners LP
MILES #4 LATERAL	Cowtown Pipeline Partners LP
SMELLY LATERAL	Cowtown Pipeline Partners LP
SMELLY LATERAL	Cowtown Pipeline Partners LP

WAYLON SMITHERS WELL CONNECT	Cowtown Pipeline Partners LP

TITAN PEARL 1H LATER	Cowtown Pipeline Partners LP

TITAN PEARL 1H LATER	Cowtown Pipeline Partners LP

TITAN PEARL 1H LATER	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
TITAN PEARL 1H LATER	Cowtown Pipeline Partners LP
LENNY LEONARD LATERAL	Cowtown Pipeline Partners LP
ESPIRE GRAVES WELLS LATERAL	Cowtown Pipeline Partners LP
ESPIRE GRAVES WELLS LATERAL	Cowtown Pipeline Partners LP
ESPIRE GRAVES WELLS LATERAL	Cowtown Pipeline Partners LP
RALPH WIGGUM LATERAL	Cowtown Pipeline Partners LP
BARKER SIMSON WELL CONNECT	Cowtown Pipeline Partners LP
BARKER SIMSON WELL CONNECT	Cowtown Pipeline Partners LP
BARKER SIMSON WELL CONNECT	Cowtown Pipeline Partners LP
BARKER SIMSON WELL CONNECT	Cowtown Pipeline Partners LP
BARKER SIMSON WELL CONNECT	Cowtown Pipeline Partners LP
BARKER SIMSON WELL CONNECT	Cowtown Pipeline Partners LP
WILLIAMS — CLEVELAND LATERAL	Cowtown Pipeline Partners LP
WILLIAMS — CLEVELAND LATERAL	Cowtown Pipeline Partners LP
BARKER SIMPSON 4H-6H LATERAL	Cowtown Pipeline Partners LP
BARKER SIMPSON 7H LATERAL	Cowtown Pipeline Partners LP
BARKER SIMSON #3H CONNECT	Cowtown Pipeline Partners LP
BARKER SIMSON #3H CONNECT	Cowtown Pipeline Partners LP
BARKER SIMSON 2H CONNECT	Cowtown Pipeline Partners LP
BARKER SIMSON 2H CONNECT	Cowtown Pipeline Partners LP
BARKER SIMSON 2H CONNECT	Cowtown Pipeline Partners LP
BURLINGTON SEALS CONNECTION	Cowtown Pipeline Partners LP
BURLINGTON SEALS CONNECTION	Cowtown Pipeline Partners LP
BURLINGTON SEALS CONNECTION	Cowtown Pipeline Partners LP
RALPH WIGGUM SOUTH CDP LATERAL	Cowtown Pipeline Partners LP
CARRIZO-TRINITY CONNECT	Cowtown Pipeline Partners LP
CORVETTE PLANT 3 RESIDUE LATERAL	Cowtown Pipeline Partners LP
CORVETTE PLANT 3 RESIDUE LATERAL	Cowtown Pipeline Partners LP
CORVETTE PLANT 3 RESIDUE LATERAL	Cowtown Pipeline Partners LP
CORVETTE PLANT 3 RESIDUE LATERAL	Cowtown Pipeline Partners LP
CORVETTE PLANT 3 RESIDUE LATERAL	Cowtown Pipeline Partners LP
CORVETTE PLANT 3 RESIDUE LATERAL	Cowtown Pipeline Partners LP
CORVETTE PLANT 3 RESIDUE LATERAL	Cowtown Pipeline Partners LP
CORVETTE PLANT 3 RESIDUE LATERAL	Cowtown Pipeline Partners LP
CORVETTE PLANT 3 RESIDUE LATERAL	Cowtown Pipeline Partners LP
CORVETTE PLANT 3 RESIDUE LATERAL	Cowtown Pipeline Partners LP
CORVETTE PLANT 3 RESIDUE LATERAL	Cowtown Pipeline Partners LP
CORVETTE PLANT 3 RESIDUE LATERAL	Cowtown Pipeline Partners LP
CORVETTE PLANT 3 RESIDUE LATERAL	Cowtown Pipeline Partners LP
CORVETTE PLANT 3 RESIDUE LATERAL	Cowtown Pipeline Partners LP
CORVETTE PLANT 3 RESIDUE LATERAL	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
NGL — HOOD CO PLANT TO CHEVRON PL	Cowtown Pipeline Partners LP
NGL TO LOUIS DREYFUS	Cowtown Pipeline Partners LP
NGL TO LOUIS DREYFUS	Cowtown Pipeline Partners LP
NGL TO LOUIS DREYFUS	Cowtown Pipeline Partners LP
NGL TO LOUIS DREYFUS	Cowtown Pipeline Partners LP
NGL TO LOUIS DREYFUS	Cowtown Pipeline Partners LP
NGL TO LOUIS DREYFUS	Cowtown Pipeline Partners LP
BURLINGTON KIDD #7 & 8H LATERAL	Cowtown Pipeline Partners LP
LUMINANT LATERAL	Cowtown Pipeline Partners LP
LUMINANT LATERAL	Cowtown Pipeline Partners LP
LUMINANT LATERAL	Cowtown Pipeline Partners LP
LUMINANT LATERAL	Cowtown Pipeline Partners LP
LUMINANT LATERAL	Cowtown Pipeline Partners LP
COMANCHE PEAK LATERAL	Cowtown Pipeline Partners LP
COMANCHE PEAK LATERAL	Cowtown Pipeline Partners LP
COMANCHE PEAK LATERAL	Cowtown Pipeline Partners LP
COMANCHE PEAK LATERAL	Cowtown Pipeline Partners LP
COMANCHE PEAK LATERAL	Cowtown Pipeline Partners LP
COMANCHE PEAK LATERAL	Cowtown Pipeline Partners LP
COMANCHE PEAK LATERAL	Cowtown Pipeline Partners LP
TALLMAN LATERAL	Cowtown Pipeline Partners LP
TALLMAN LATERAL	Cowtown Pipeline Partners LP
TALLMAN LATERAL	Cowtown Pipeline Partners LP
TALLMAN LATERAL	Cowtown Pipeline Partners LP
THELONIUS MONK LATERAL	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP

SOUTH MAIN LINE	Cowtown Pipeline Partners LP

SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
SOUTH MAIN LINE	Cowtown Pipeline Partners LP
DRECHSEL 1H-2H LATERAL	Cowtown Pipeline Partners LP
DRECHSEL 1H-2H LATERAL	Cowtown Pipeline Partners LP
DRECHSEL 1H-2H LATERAL	Cowtown Pipeline Partners LP
DRECHSEL 1H-2H LATERAL	Cowtown Pipeline Partners LP
DRECHSEL 1H-2H LATERAL	Cowtown Pipeline Partners LP
DRECHSEL 1H-2H LATERAL	Cowtown Pipeline Partners LP
DRECHSEL 1H-2H LATERAL	Cowtown Pipeline Partners LP
DRECHSEL 1H-2H LATERAL	Cowtown Pipeline Partners LP
BRANHAM KELLER LATERAL	Cowtown Pipeline Partners LP
BRANHAM KELLER LATERAL	Cowtown Pipeline Partners LP
SEXTON WHITWORTH LATERAL	Cowtown Pipeline Partners LP
SEXTON WHITWORTH LATERAL	Cowtown Pipeline Partners LP
SEXTON WHITWORTH LATERAL	Cowtown Pipeline Partners LP
SEXTON WHITWORTH LATERAL	Cowtown Pipeline Partners LP
SEXTON WHITWORTH LATERAL	Cowtown Pipeline Partners LP
GOFF LATERAL	Cowtown Pipeline Partners LP
GOFF LATERAL	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
BOB HARRIS 1H-3H LATERAL	Cowtown Pipeline Partners LP
BOB HARRIS 1H-3H LATERAL	Cowtown Pipeline Partners LP
PERRIGRINE-ORANGE BLOSSOM SPEC TAP & MET	Cowtown Pipeline Partners LP
HEWLETT DUGGER SOUTH PIPELINE LATERAL	Cowtown Pipeline Partners LP
HEWLETT DUGGER SOUTH PIPELINE LATERAL	Cowtown Pipeline Partners LP
HEWLETT DUGGER SOUTH PIPELINE LATERAL	Cowtown Pipeline Partners LP
HEWLETT DUGGER SOUTH PIPELINE LATERAL	Cowtown Pipeline Partners LP
HEWLETT DUGGER SOUTH PIPELINE LATERAL	Cowtown Pipeline Partners LP
REBECCA BROWN KELLER LATERAL	Cowtown Pipeline Partners LP
REBECCA BROWN KELLER LATERAL	Cowtown Pipeline Partners LP
REBECCA BROWN KELLER LATERAL	Cowtown Pipeline Partners LP
REBECCA BROWN KELLER LATERAL	Cowtown Pipeline Partners LP
REBECCA BROWN KELLER LATERAL	Cowtown Pipeline Partners LP
REBECCA BRN KELL 6” LAT SOUTH ADAM STINS	Cowtown Pipeline Partners LP
WOODROW WILSON LATERAL	Cowtown Pipeline Partners LP
NIXON #1H LATERAL	Cowtown Pipeline Partners LP
BILLIE HOLIDAY LATERAL	Cowtown Pipeline Partners LP
CARRIZO-TRINITY CONNECT	Cowtown Pipeline Partners LP
CARRIZO-TRINITY CONNECT	Cowtown Pipeline Partners LP
CARRIZO-TRINITY CONNECT	Cowtown Pipeline Partners LP
APU 1H-2H LATERAL	Cowtown Pipeline Partners LP
APU 7H-10H LATERAL	Cowtown Pipeline Partners LP
BARKER COFFMAN 7H-11H LATERAL	Cowtown Pipeline Partners LP
BARKER COFFMAN 7H-11H LATERAL	Cowtown Pipeline Partners LP
COMANCHE PEAK LATERAL	Cowtown Pipeline Partners LP
COMANCHE PEAK LATERAL	Cowtown Pipeline Partners LP
LAKE ARLINGTON TARRANT CNTY	Cowtown Pipeline Partners LP	Lake Arlington Compressor Station
ALLIANCE 8” LAT — GWS UNIT TO FLOREN	Cowtown Pipeline Partners LP
ALLIANCE 8” LAT — GWS UNIT TO FLOREN	Cowtown Pipeline Partners LP
ALLIANCE 10” GATEWAY FREEWAY	Cowtown Pipeline Partners LP
ALLIANCE 10” GATEWAY FREEWAY	Cowtown Pipeline Partners LP
ALLIANCE 12” GOLDEN ARBROOK	Cowtown Pipeline Partners LP
ACQ COZART 4” LATERAL	Cowtown Pipeline Partners LP
ALLIANCE HINTON MELVIN LATERAL	Cowtown Pipeline Partners LP
ALLIANCE HINTON MELVIN LATERAL	Cowtown Pipeline Partners LP
ALLIANCE DELIVERY POINT	Cowtown Pipeline Partners LP	Alliance Delivery Point

Exhibit

Line Name	CURRENT OWNER	Sites
ALLIANCE D2 SITE	Cowtown Pipeline Partners LP	Alliance D2 Site
BOSWELL CONNECT LATERAL	Cowtown Pipeline Partners LP
BOSWELL CONNECT LATERAL	Cowtown Pipeline Partners LP
BOSWELL CONNECT LATERAL	Cowtown Pipeline Partners LP
BOSWELL CONNECT LATERAL	Cowtown Pipeline Partners LP
BOSWELL CONNECT LATERAL	Cowtown Pipeline Partners LP
BOSWELL CONNECT LATERAL	Cowtown Pipeline Partners LP
BOSWELL CONNECT LATERAL	Cowtown Pipeline Partners LP
BOSWELL CONNECT LATERAL	Cowtown Pipeline Partners LP
BOSWELL CONNECT LATERAL	Cowtown Pipeline Partners LP
BOSWELL CONNECT LATERAL	Cowtown Pipeline Partners LP
BOSWELL CONNECT LATERAL	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP

20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
20” LAKE ARLINGTON MAINLINE	Cowtown Pipeline Partners LP
DUKE LATERAL	Cowtown Pipeline Partners LP
DUKE LATERAL	Cowtown Pipeline Partners LP

Exhibit

Line Name	CURRENT OWNER	Sites
ALLIANCE 20” WEST LINE	Cowtown Pipeline Partners LP
ALLIANCE 20” WEST LINE	Cowtown Pipeline Partners LP
ALLIANCE WEST EXT 156 TO BREWER G PAD	Cowtown Pipeline Partners LP
ALLIANCE WEST EXT 156 TO BREWER G PAD	Cowtown Pipeline Partners LP
ALLIANCE WEST EXT 156 TO BREWER G PAD	Cowtown Pipeline Partners LP
ALLIANCE WEST EXT 156 TO BREWER G PAD	Cowtown Pipeline Partners LP
ALL LAT FROM HWY 156 TO BREWER TO ALPH H P	Cowtown Pipeline Partners LP
ALLIANCE LAT TO C PAD	Cowtown Pipeline Partners LP
ALLIANCE LATERAL TO E PAD	Cowtown Pipeline Partners LP
ALLIANCE LAT TO F PAD	Cowtown Pipeline Partners LP
ALLIANCE LAT TO F PAD	Cowtown Pipeline Partners LP
BOSWELL CONNECT LATERAL	Cowtown Pipeline Partners LP
BOSWELL CONNECT LATERAL	Cowtown Pipeline Partners LP
BOSWELL CONNECT LATERAL	Cowtown Pipeline Partners LP
BOSWELL CONNECT LATERAL	Cowtown Pipeline Partners LP
CITY OF ARLINGTON GOLF COURSE 12”LATERAL	Cowtown Pipeline Partners LP
CITY OF ARLINGTON GOLF COURSE 12”LATERAL	Cowtown Pipeline Partners LP
WINSTON ELECTRIC LATERAL	Cowtown Pipeline Partners LP
LAWHON SOUTH LATERAL	Cowtown Pipeline Partners LP
LAWHON SOUTH LATERAL	Cowtown Pipeline Partners LP
LAWHON SOUTH LATERAL	Cowtown Pipeline Partners LP
LAWHON SOUTH LATERAL	Cowtown Pipeline Partners LP
LAWHON SOUTH LATERAL	Cowtown Pipeline Partners LP
LAWHON SOUTH LATERAL	Cowtown Pipeline Partners LP
OLCOTT WEST LATERAL	Cowtown Pipeline Partners LP
LAKE ARLINGTON TARRANT CNTY	Cowtown Pipeline Partners LP	50’ X 50’ above ground facility for valve & pig launcher
ALLIANCE PIPELINE	Cowtown Pipeline Partners LP
ALLIANCE PIPELINE	Cowtown Pipeline Partners LP
ALLIANCE WEST EXT 156 TO BREWER G PAD	Cowtown Pipeline Partners LP
ALLIANCE C TO L PAD 20” GAS LINE	Cowtown Pipeline Partners LP
ALLIANCE LAT TO F PAD	Cowtown Pipeline Partners LP
ALLIANCE LAT TO K PAD	Cowtown Pipeline Partners LP
ALLIANCE HERITAGE NORTH TO COZART	Cowtown Pipeline Partners LP
ALLIANCE HERITAGE NORTH TO COZART	Cowtown Pipeline Partners LP
ALLIANCE COMPRESSOR STATION TO SPEEDWAY	Cowtown Pipeline Partners LP

Exhibit A
Easements and Rights-of-Way
Group I Easements:

							Agmt	File	recorded_	recorded_	recorded_	Amended	Amendment
Item #	Line No.	Line Name	County	File No	Grantor	Original Grantee	Dated	Type	book	page	entry	Dated	Recorded
1.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01349.55	BNSF RAILWAY CO #04-26240	CHIEF OIL & GAS LLC	2/19/2004	PERMIT			N/A
2.	651 A	ALLIANCE PIPELINE	TARRANT	TXPL01352.55	ADL DEVELOPMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/30/2008	PLROW			D208252656
3.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01364.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D200861967
4.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01373.55	AIL INVESTMENT LP ET AL	EAGLE MOUNTAIN PIPELINE CO LP	7/1/2005	PLROW			D205357288	Effective 7/1/2005	D208215295
5.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01353.55	ADL DEVELOPMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/30/2008	PLROW			D208252659
6.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01354.55	ADL DEVELOPMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/30/2008	PLROW			D208252658
7.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01355.55	ADL DEVELOPMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/30/2008	PLROW			D208252657
8.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01356.55	ADL DEVELOPMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/30/2008	PLROW			D208252655
9.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01357.55	ADL DEVELOPMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215305
10.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01358.55	ADL DEVELOPMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215290
11.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01359.55	ADL DEVELOPMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215291
Exhibit A

							Agmt	File	recorded_	recorded_	recorded_	Amended	Amendment
Item #	Line No.	Line Name	County	File No	Grantor	Original Grantee	Dated	Type	book	page	entry	Dated	Recorded
12.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01360.55	ADL DEVELOPMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215316
13.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01363.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215307
14.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01367.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D20B215289
15.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01368.5S	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215309
16.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01369.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215297
17.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01372.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215311
18.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01375.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D20B215317
19.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01377.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215296
20.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01382.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215298
21.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01383.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215314
22.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01384.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215310
23.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01385.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215315
24.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01386.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215313
25.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01388.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215300
26.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01389.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215292
Exhibit A

							Agmt	File	recorded_	recorded_	recorded_	Amended	Amendment
Item #	Line No.	Line Name	County	File No	Grantor	Original Grantee	Dated	Type	book	page	entry	Dated	Recorded
27.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01390.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215301
28.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01394.55	TXU ELECTRIC DELIVERY CO	EAGLE MOUNTAIN PIPELINE CO LP	10/28/2005	PLROW			2006-52082
29.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01395.55	TXU ELECTRIC DELIVERY CO	EAGLE MOUNTAIN PIPELINE CO LP	10/28/2005	PLROW			2006-52083
30.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01407.55	ALLIANCE CENTER WEST ASSOC	EAGLE MOUNTAIN PIPELINE CO LP	7/1/2005	PLROW			D205357286
31.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01420.55	EMADA ELGOHAIL	EAGLE OIL & GAS CO	5/21/2003	PLROW	5343	2143	83570
32.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01421.55	CARL BRASWELL ET UX	EAGLE MOUNTAIN PIPELINE CO LP	6/2/2005	PLROW			2006-47568
33.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01422.55	CLYDE E WALL ETUX	EAGLE MOUNTAIN PIPELINE CO LP	6/15/2005	PLROW			2006-47570
34.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01424.55	DARIN WINGER ET UX	EAGLE MOUNTAIN PIPELINE CO LP	6/15/2005	PLROW			2006-47572
35.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01425.55	RUSSELL E HALL ET UX	EAGLE MOUNTAIN PIPELINE CO LP	1/24/2006	PLROW			2006-9335
36.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01426.55	RANDY DAY ET UX	EAGLE MOUNTAIN PIPELINE CO LP	2/24/2006	PLROW			2006-27642
37.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01427.55	GRANT T DOSTERT ET UX	EAGLE MOUNTAIN PIPELINE CO LP	1/31/2006	PLROW			2006-13446
38.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01431.55	KELLY DACRE ETAL	EAGLE MOUNTAIN PIPELINE CO LP	8/27/2005	PLROW			2008-50467
39.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01434.55	FREDERIK FLOREN TRUSTEE	EAGLE MOUNTAIN PIPELINE CO LP	4/1/2005	PLROW			D206161683
40.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01435.55	MARK J DAVIS ET UX	CHIEF OIL & GAS LLC	12/14/2004	PLROW			D205055743
41.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01444.55	INTEL CORPORATION	CHIEF RESOURCES ALLIANCE PIPELINE LLC	12/6/2007	PLROW			2008-8914
42.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01447.55	AIL INVESTMENT LP	EAGLE MOUNTAIN PIPELINE CO LP	1/1/2006	PLROW			2006-56358
43.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01449.55	TXDOT 220- HPG-8-05	EAGLE MOUNTAIN PIPELINE CO LP	1/7/2005	PERMIT			N/A
44.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01450.55	TXDOT 220- HPG-244-05	EAGLE MOUNTAIN PIPELINE CO LP	4/27/2005	PERMIT			N/A
45.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01451.55	TXDOT 220-G- 279-04	EAGLE MOUNTAIN PIPELINE CO LP	9/23/2004	PERMIT			N/A
46.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01452.55	TXDOT 220-G- 311-04	EAGLE MOUNTAIN PIPELINE CO LP	10/11/2004	PERMIT			N/A
Exhibit A

							Agmt	File	recorded_	recorded_	recorded_	Amended	Amendment
Item #	Line No.	Line Name	County	File No	Grantor	Original Grantee	Dated	Type	book	page	entry	Dated	Recorded
47.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01461.55	DENTON COUNTY DEPT OF PUBL	EAGLE MOUNTAIN PIPELINE CO LP	7/11/2005	PERMIT			N/A
48.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01462.55	DENTON COUNTY DEPT OF PUBL	EAGLE MOUNTAIN PIPELINE CO LP	7/11/2006	PERMIT			N/A
49.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01463.55	DENTON COUNTY DEPT OF PUBL	EAGLE MOUNTAIN PIPELINE CO LP	7/11/2005	PERMIT			N/A
50.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01469.55	ETHEL ROBERTA FANNING ET A	EAGLE MOUNTAIN PIPELINE CO LP	6/17/2005	SURF			D206136009
51.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01473.55	DOROTHY GEBERT	SOUTHWESTERN GAS PIPELINE INC	2/28/2002	PLROW	5111	3131	77442
52.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01474.55	SUSAN HORD ACREY ETVIR	STAR OF TEXAS ENERGY SERVICES INC	10/13/2005	PLROW			D205306818
53.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01475.55	DORIS S ERICKSON	STAR OF TEXAS ENERGY SERVICES INC	1/17/2003	PLROW			D203078038
54.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01476.55	GLEN HYDE ET AL	CANTERA GAS GATHERING INC	5/13/2002	SURF	5086	3219	61548
55.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01477.55	PHILLIP K SOTEL 2000 TRUST	STAR OF TEXAS ENERGY SERVICES INC	11/10/2003	PLROW			D2O3463901
56.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01478.55	PHILLIP K SOTEL 2000 TRUST	STAR OF TEXAS ENERGY SERVICES INC	11/11/2003	PLROW			D203463902
57.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01480.55	CITY OF FORT WORTH	CHIEF OIL & GAS LLC	6/16/2004	PLROW			30085
58.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01482.55	UNION PACIFIC RAILROAD CO	EAGLE MOUNTAIN PIPELINE CO LP	5/6/2005	PERMIT			236676
59.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01485.55	ONCOR ELECTRIC DELIVERY CO	CHIEF RESOURCES ALLIANCE PIPELINE LLC	2/11/2008	PERMIT			N/A
60.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01500.55	BNSF RAILWAY CO #08-35503	CHIEF RESOURCES ALLIANCE PIPELINE LLC	4/3/2008	PERMIT			N/A
61.	651-A	ALLIANCE PIPELINE	DENTON	TXPL01554.55	BNSF RAILWAY CO #08-37356	COWTOWN PIPELINE PTRS LP	9/9/2009	PERMIT			N/A
62.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01577.55	JAMES RUSSELL EGESTON MD	SOUTHWESTERN GAS PIPELINE INC	3/12/2007	PLROW			D207107551
63.	AL 103	ALLIANCE 20” WEST LINE	TARRANT	TXPL01562.55	CITY OF FORT WORTH	COWTOWN PIPELINE LP	9/9/2009	PLROW			39098
Exhibit A

							Agmt	File	recorded_	recorded_	recorded_	Amended	Amendmenl
Item #	Line No.	Line Name	County	File No	Grantor	Original Grantee	Dated	Type	book	page	entry	Dated	Recorded
64.	AL104	ALLIANCE 20” EAST LINE	TARRANT	TXPL01376.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215318
65.	AL104A1	ALLIANCE 8” COMMERCE A PAD TO COMMERCE B	DENTON	TXPL01374.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215302
66.	AL104A2	ALLIANCE COMMERCE LOOP — TECH CENTER 8”	DENTON	TXPL01379.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215293
67.	AL104A2	ALLIANCE COMMERCE LOOP — TECH CENTER B”	TARRANT	TXPL01479.55	CITY OF FORT WORTH	CHIEF OIL & GAS LLC	4/24/2006	PERMIT			33445
68.	AL104A2B	ALLIANCE 8” LAT TECH CTR S TO GRAPHIC	DENTON	TXPL01365.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			2009-23358
69.	AL104A2B	ALLIANCE 8” LAT TECH CTR S TO GRAPHIC	DENTON	TXPL01366.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			2009-23357
70.	AL104A2B	ALLIANCE 8” LAT TECH CTR S TO GRAPHIC	TARRANT	TXPL01378.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215303
71.	AL104A2B	ALLIANCE 8” LAT TECH CTR S TO GRAPHIC	TARRANT	TXPL01380.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215312
72.	AL104A2B	ALLIANCE 8” LAT TECH CTR S TO GRAPHIC	TARRANT	TXPL01381.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215294
Exhibit A

							Agmt	File	recorded_	recorded_	recorded_	Amended	Amendment
Item #	Line No.	Line Name	County	File No	Grantor	Original Grantee	Dated	Type	book	page	entry	Dated	Recorded
73.	AL104A2B	ALLIANCE 8” LAT TECH CTR S TO GRAPHIC	DENTON	TXPL01387.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			2009-23366
74.	AL104A2B	ALLIANCE 8” LAT TECH CTR S TO GRAPHIC	DENTON	TXPL01455.55	DENTON COUNTY DEPT OF PUBL	EAGLE MOUNTAIN PIPELINE CO LP	4/28/2006	PERMIT			N/A
75.	AL105D2	ALLIANCE HINTON MELVIN LATERAL	TARRANT	TXPL01406.55	DONALD G MOORE ET UX	EAGLE MOUNTAIN PIPELINE CO LP	11/30/2005	PLROW			D205379417
76.	AL105D2	ALLIANCE HINTON MELVIN LATERAL	TARRANT	TXPL01428.55	BAPTIST MISSIONARY ASSOC	EAGLE MOUNTAIN PIPELINE CO LP	10/14/2005	PLROW			D206061773
77.	AL105D2	ALLIANCE HINTON MELVIN LATERAL	TARRANT	TXPL01436.55	ONE PRAIRIE MEADOWS LTD	EAGLE MOUNTAIN PIPELINE CO LP	1/12/2006	PLROW			D206061769
78.	AL105D2	ALLIANCE HINTON MELVIN LATERAL	TARRANT	TXPL01438.55	GORDON NEIL WHITE ET UX	EAGLE MOUNTAIN PIPELINE CO LP	8/10/2005	PLROW			D206119318
79.	AL105D2	ALLIANCE HINTON MELVIN LATERAL	TARRANT	TXPL01439.55	MICHAEL K DOTSON ET UX	EAGLE MOUNTAIN PIPELINE CO LP	1/5/2006	PLROW			D206017089
80.	AL105D2	ALLIANCE HINTON MELVIN LATERAL	TARRANT	TXPL01440.55	MARTIN LYNN GOWINS	EAGLE MOUNTAIN PIPELINE CO LP	3/13/2006	PLROW			D206080938
81.	AL105D2	ALLIANCE HINTON MELVIN LATERAL	TARRANT	TXPL01441.55	JAMES E FORMAN ET UX	EAGLE MOUNTAIN PIPELINE CO LP	8/14/2005	PLROW			D205379416
82.	AL105D2	ALLIANCE HINTON MELVIN LATERAL	TARRANT	TXPL01442.55	MARTY M MELVIN ET UX	EAGLE MOUNTAIN PIPELINE CO LP	8/4/2005	PLROW			D205379418
83.	AL105D2	ALLIANCE HINTON MELVIN LATERAL	TARRANT	TXPL01445.55	ONE WOODLAND SPRINGS	EAGLE MOUNTAIN PIPELINE CO LP	1/12/2006	PLROW			D206061768
Exhibit A

							Agmt	File	recorded_	recorded_	recorded_	Amended	Amendment
Item #	Line No.	Line Name	County	File No.	Grantor	Original Grantee	Dated	Type	book	page	entry	Dated	Recorded
84.	AL105D2	ALLIANCE HINTON MELVIN LATERAL	TARRANT	TXPL01146.55	ONE WOODLAND SPRINGS	EAGLE MOUNTAIN PIPELINE CO LP	1/12/2006	PLROW			D206061767
85.	AL105D2	ALLIANCE HINTON MELVIN LATERAL	TARRANT	TXPL01456.55	TARRANT COUNTY 06-30	EAGLE MOUNTAIN PIPELINE CO LP	3/10/2006	PERMIT			N/A
86.	AL105D2	ALLIANCE HINTON MELVIN LATERAL	TARRANT	TXPL01457.55	TARRANT COUNTY 06-09	EAGLE MOUNTAIN PIPELINE CO LP	1/23/2006	PERMIT			N/A
87.	ALT 05D2	ALLIANCE HINTON MELVIN LATERAL	TARRANT	TXPL01458.55	TARRANT COUNTY 06-10	EAGLE MOUNTAIN PIPELINE CO LP	1/23/2006	PERMIT			N/A
88.	AL105D2	ALLIANCE HINTON MELVIN LATERAL	TARRANT	TXPL01465.55	GREG ALUMBAUGH ET UX	EAGLE MOUNTAIN PIPELINE CO LP	4/18/2006	PLROW			05-37274-1
89.	AL105D2	ALLIANCE HINTON MELVIN LATERAL	TARRANT	TXPL01466.55	DARRYL KAZEN ET UX	EAGLE MOUNTAIN PIPELINE CO LP	4/18/2006	PLROW			06-38618-1
90.	651-A	ALLIANCE PIPELINE	TARRANT	TX4390901.55	MARTY M MELVIN ET UX	CHIEF RESOURCES ALLIANCE PIPELINE LLC	8/4/2005	SURF			D205379419
91.	AL104A2B	ALLIANCE 8” LAT TECH CTR S TO GRAPHIC	TARRANT	TXPL01448.55	ADL DEVELOPMENT LP	EAGLE MOUNTAIN PIPELINE CO LP	7/1/2005	PLROW			D205357287	12/20/2007	D208026060
Insofar as, and only insofar as, the item covers tracts depicted in orange on Schedule 1.2(e) Pipelines to the Purchase Agreement.
Group II Easements:

							Agmt	File	Recorded	Recorded		Amended	Amendment
Item #	Line No.	Line Name	County	File No.	Grantor	Original Grantee	Dated	Type	- Book	- Page	Document #	Dated	Recorded
1.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01347.55	BNSF RAILWAY CO #04-26236	CHIEF OIL & GAS LLC	2/19/2004	PERMIT			N/A
2.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01348.55	BNSF RAILWAY CO #04-26238	CHIEF OIL & GAS LLC	2/19/2004	PERMIT			N/A
Exhibit A

							Agmt	File	Recorded	Recorded		Amended	Amendment
Item #	Line No.	Line Name	County	File No	Grantor	Original Grantee	Dated	Type	- Book	- Page	Document #	Dated	Recorded
3.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01349.55	BNSF RAILWAY CO #04-26240	CHIEF OIL & GAS LLC	2/19/2004	PERMIT			N/A
4.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01361.55	ADL DEVELOPMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215288
5.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01362.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215308
6.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01370.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215319
7.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01371.55	AIL INVESTMENT LP	CHIEF RESOURCES ALLIANCE PIPELINE LLC	5/19/2008	PLROW			D208215320
8.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01373.55	AIL INVESTMENT LP ET AL	EAGLE MOUNTAIN PIPELINE CO LP	7/1/2005	PLROW			D205357288	Effective 7/1/2005	D208215295
9.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01471.55	FW FORT WORTH 109 LP	EAGLE MOUNTAIN PIPELINE CO LP	2/4/2005	PLROW			D205055740
10.	651-A	ALLIANCE PIPELINE	TARRANT	TXPL01472.55	FW FORT WORTH 109 LP	EAGLE MOUNTAIN PIPELINE CO LP	2/4/2005	PLROW			D205055741
11.	AL100	ALLIANCE 20” NORTH PIPELINE A	DENTON	TXPL01491.55	BNSF RAILWAY CO #09-37662	COWTOWN PIPELINE LP	3/26/2009	PERMIT			N/A
12.	AL102	ALLIANCE 20” NORTH PIPELINE C	DENTON	TXPL01404.55	MT COLE TRUST NO 2 & 3	CHIEF RESOURCES ALLIANCE PIPELINE LLC	3/26/2008	PLROW			2008-36679	2/9/2009	2009-14364
13.	AL102	ALLIANCE 20” NORTH PIPELINE C	DENTON	TXPL01404.55	MT COLE TRUST NO 2 & 3							Effective 2/9/09	2009- 117217
14.	AL102	ALLIANCE 20” NORTH PIPELINE C	DENTON	TXPL01492.55	BNSF RAILWAY CO #09-37663	COWTOWN PIPELINE LP	3/26/2009	PERMIT			N/A
15.	AL104	ALLIANCE 20” EAST LINE	DENTON	TXPL01419.55	MT COLE TRUST NO 2 & 3	COWTOWN PIPELINE LP	2/9/2009	PLROW			2009-14365	Effective 2/9/09	2009- 117218
16.	AL104	ALLIANCE 20” EAST LINE	DENTON	TXPL01493.55	BNSF RAILWAY CO #09-37759	COWTOWN PIPELINE LP	3/25/2009	PERMIT			N/A
Exhibit A

							Agmt	File	Recorded	Recorded		Amended	Amendment
Item #	Line No.	Line Name	County	File No	Grantor	Original Grantee	Dated	Type	- Book	- Page	Document #	Dated	Recorded
17.	AL105D	ALLIANCE 12” GOLDEN ARBROOK	TARRANT	TXPL01396.55	CITY OF FORT WORTH	CHIEF RESOURCES ALLIANCE PIPELINE LLC	3/20/2006	PLROW			33346
18.	ALEL100A1	ALLIANCE DELIVERY POINT ELECTRIC LINE	TARRANT	TX4390900.55	BNSF RAILWAY CO #09-37863	COWTOWN PIPELINE LP	4/14/2009	PERMIT			N/A
19.	ALGL101A	ALLIANCE COMMERCE LOOP	DENTON	TXPL01405.55	JEANNE SHELTON	CHIEF RESOURCES ALLIANCE PIPELINE LLC	12/18/2007	PLROW			2007-14660

*	Insofar as, and only insofar as, the item covers tracts depicted in green on Schedule 1.2(e) Pipelines to the Purchase Agreement.

**	Insofar as, and only insofar as, the item covers a 20” natural gas gathering pipeline located within boundaries of the easement or permit.
Exhibit A

SCHEDULE 3.20 Insurance.

	Insurance	Policy
Line of Coverage	Company	Number

[***]	Liberty Mutual Fire	[***]

[***]	Liberty Mutual Fire	[***]

[***]	Liberty Mutual Fire	[***]

[***]	Ironshore Specialty	[***]

[***]	AXIS Surplus	[***]

[***]	Chubb Custom	[***]

[***]	Fireman’s Fund	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

	Insurance	Policy
Line of Coverage	Company	Number

[***]	Liberty Mutual (30%) Zurich Amer. (30%) Nat’l Union (25%) ACE Amer. (15%)	[***]

[***]	Ironshore Specialty	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

SCHEDULE 3.23
Contracts and other agreements of the Borrower and its Relevant Subsidiaries available on “EDGAR” (the Electronic Data Gathering Analysis and Retrieval system of the SEC) at http://www.sec.gov/edgar.shtml.

SCHEDULE 6.01 Indebtedness.

Bond
Bond Number	Issuing Carrier	Subsidiary	Principal	Amount
[***]	RLI Insurance Company	Quicksilver Resources, Inc.	Cowtown Pipeline Partners, L.P.	$	[***]
[***]	RLI Insurance Company	Quicksilver Resources, Inc.	Cowtown Gas Processing Partners, L.P.	$	[***]
[***]	RLI Insurance Company	Quicksilver Resources, Inc.	Cowtown Pipeline Partners, L.P.	$	[***]
[***]	RLI Insurance Company	Quicksilver Resources, Inc.	Cowtown Pipeline Partners, L.P.	$	[***]
[***]	Argonaut Insurance Co.	Quicksilver Resources, Inc.	Cowtown Pipeline Partners, L.P.	$	[***]
[***]	Argonaut Insurance Co.	Quicksilver Resources, Inc.	Cowtown Pipeline Partners, L.P.	$	[***]
[***]	Argonaut Insurance Co.	Quicksilver Resources, Inc.	Cowtown Pipeline Partners, L.P.	$	[***]
[***]	Argonaut Insurance Co.	Quicksilver Resources, Inc.	Cowtown Pipeline Partners, L.P.	$	[***]
[***]	Argonaut Insurance Co.	Quicksilver Resources, Inc.	Cowtown Pipeline Partners, L.P.	$	[***]
[***]	Argonaut Insurance Co.	Quicksilver Resources, Inc.	Cowtown Pipeline Partners, L.P.	$	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

SCHEDULE 6.02(a) Liens.
None.

SCHEDULE 6.04(g) Investments.
None.

SCHEDULE 6.07(b)(iv) Transactions with Affiliates.
None.